      [ING LOGO]

      LAURIE M. TILLINGHAST, CFP
      President, ING Partners, Inc.

   Dear Shareholders:

   Our anticipation for sustained economic recovery and improved equity markets at the start of 2002, following two years of bear stock market returns was, unfortunately, not realized.

   Despite a resilient fourth quarter in which most major stock and bond indices had positive returns, a number of negative factors served to undermine the markets for the majority of 2002. This resulted in the third consecutive year of negative returns for U.S. equities for the first time since 1939 -- 1941. The uncertainties of an economic rebound, anemic corporate profits, numerous accounting scandals, the threat of terrorism and a possible war in Iraq weighed heavily on the minds of consumers, business and political leaders.

   After flat first quarter 2002 returns of 0.3%, the Standard & Poors (S&P) 500 Index(1) declined 13.4% and 17.3% in the second and third quarters, respectively. The third quarter represented the worst quarterly return for U.S. equities since the crash of 1987. International stock markets were equally disappointing through the third quarter; nearly every major country posted negative returns. Investors reading these signs fled to the safety of fixed income securities as both the U.S. and foreign bond markets posted positive returns.

   The fourth quarter provided renewed hope; the Federal Reserve surprised us by lowering the Federal funds interest rate in November by 50 basis points to 1.25%, its lowest in 41 years. And, after standing firm all year, the European Central Bank also lowered rates by 50 basis points. These moves helped not only every sector of the U.S. equity market to produce positive last quarter returns (S&P 500 Index rose 8.4%), but also rallied international equity markets, as measured by a 6.5% positive return in the Morgan Stanley Capital International (MSCI) EAFE Index(2).

   These late rallies were not enough to overshadow the first nine months of the year. The S&P 500 Index, representing large capitalization stocks, ended at -22.1%, while mid and small capitalization stocks ended the year at -16.2% and -20.5%, respectively (as measured by the Russell Midcap(3) and Russell 2000(4) Indices). Similarly, the MSCI EAFE foreign stock index declined 15.7% for the full year. Only bond markets finished in positive territory with the Lehman Brothers Aggregate Bond Index producing a slightly positive 1.6% return for the fourth quarter and a strong 10.2% return for the year.

   --------------------------------

     (1) The Standard & Poor's (S&P) 500 Index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends.

     (2) Morgan Stanley Capital International Europe, Australia, Far East
     (EAFE) Index is a market value-weighted average of the performance of more than 900 securities listed on stock exchanges of countries in twenty developed markets including Australia, Austria, Belgium, Denmark, Finland, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Switzerland and the United Kingdom. Total returns are calculated without dividends reinvested.

     (3) Russell Midcap Value Index: Measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.

     (4) Russell 2000 Index (a small cap index) consists of the smallest 2000 companies in the Russell 3000 Index and represents approximately 10% of the Russell 3000 total market capitalization. The Russell 2000 returns assume reinvestment of all dividends.

       Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities that they track. Individuals cannot invest directly in any index.

An examination of 2002 equity returns by style and market capitalization provides valuable explanation for the continued difficulty across the larger capitalized stocks and funds that invest in them. Those with "growth-oriented" investment styles, where an emphasis on high earnings growth and traditional sector weights in telecommunications, technology and financial services suffered the largest declines over the full bear market cycle but showed some signs of recovery with promising fourth quarter returns. The disparity in valuations between large cap versus mid and small cap equities has been largely eliminated now by the underperformance of large caps from 2000 into mid-2002. And, although broad portfolio diversification remains critical, large cap growth oriented stocks and funds could be poised to lead stock market growth in 2003.

A 2002 MARKETS REVIEW (%)(5)


    S&P 500                                      -22.10       International Stocks                         -15.65
    Growth Stocks                                -27.89       Emerging Markets Stocks                       -6.00
    Value Stocks                                 -15.52       U.S. Bonds                                    10.25
    Small Cap Stocks                             -20.48       High Yield Bonds                              -1.40
    Please Note. Different types of securities involve different risks. Stock investments have tended to be more volatile over time. Fixed income securities offer a fixed rate of return if held to maturity, although they fluctuate in value with changes in interest rates. International and emerging market securities involve special risks, including currency fluctuations and foreign political developments.

FOURTH QUARTER 2002 EQUITY INDEX RETURNS BY STYLE(6)


    4TH QUARTER 2002 AND 12 MONTHS 12/31/01 -- 12/31/02
                      VALUE               BLEND                GROWTH
    LARGE-CAP  RUSSELL 1000 VALUE:   RUSSELL 1000:     RUSSELL 1000 GROWTH:
    4Q02                  9.22%               8.16%                 7.15%
    1 YEAR              -15.52%             -21.65%               -27.89%
    MID-CAP     MIDCAP VALUE:        RUSSELL MIDCAP:   RUSSELL MIDCAP GROWTH:
    4Q02                  7.07%               7.92%                 9.16%
    1 YEAR               -9.65%             -16.18%               -27.14%
    SMALL-CAP  RUSSELL 2000 VALUE:   RUSSELL 2000:     RUSSELL 2000 GROWTH:
    4Q02                  4.92%               6.16%                 7.51%
    1 YEAR              -11.43%             -20.48%               -30.26%

As the chart shows, both small and mid cap equities led for the year, with the exception of small cap growth. Value and Blend styles also outperformed growth in every capitalization range for the full year, but mid and small cap growth stock style indices surged past Value for the last quarter.

The Portfolios of ING Partners, Inc. reflected a pattern similar to the overall style and capitalization performance results of the market. Among small and mid cap portfolios, the

--------------------------

(5) Growth stocks represented by Russell 1000 Growth Index; value stocks represented by Russell 1000 Value Index; small cap stocks represented by Russell 2000 Index; international stocks represented by MSCI EAFE Index; emerging markets stocks represented by MSCI Emerging Markets Free Index; U.S. Bonds represented by the Lehman Brothers Aggregate Bond Index; high yield represented by the Lehman Brothers High Yield Bond Index. The indices are unmanaged and do not reflect any fees or expenses. The S&P 500 Index (with income) does not reflect any fees or expenses.

(6)  Source: The Frank Russell Company.

growth-oriented portfolios, ING Baron Small Cap Growth and ING Alger Aggressive Growth, each underperformed their benchmarks and peer groups for the quarter and the latter for the full year. Conversely, ING American Century Small Cap Value, ING JP Morgan Mid Cap Value and ING Salomon Brothers Capital outperformed their benchmarks for both the quarter and calendar year. Results of the large cap U.S. equity funds were mixed, with three of the five large cap growth funds, ING MFS Research, ING T. Rowe Price Growth Equity and ING Goldman Sachs-Registered Trademark-Growth beating their benchmarks and peer groups for all periods. While both ING Salomon Brothers Investors and ING Van Kampen Comstock, the two large cap value portfolios, also exceeded their peer group averages and indices for the fourth quarter, the former underperformed for the full year.

Portfolios that disappointed were ING MFS Capital Opportunities (despite an excellent fourth quarter with new portfolio management), ING DSI Enhanced Index, ING Alger Growth, ING Salomon Brothers Aggressive Growth (formerly ING MFS Emerging Equities), ING OpCap Balanced Value and ING MFS Global Growth. Although ING JP Morgan Fleming International Equity (formerly ING Scudder International Growth) exceeded the MSCI EAFE Index for the quarter and year, it still underperformed its foreign stock peer group as measured by Morningstar-Registered Trademark- Principia-Registered Trademark- Pro(7).

The changes to subadvisers, made by the Board of Directors in mid-December (MFS to Salomon Brothers and Deutsche to JP Morgan Fleming), were initiated after considerable analysis and review. Issues of consistent underperformance in the case of MFS, and significant organizational and portfolio management disruption at Scudder/Deutsche Bank respectively were the basis for the actions. Management believes these changes will benefit shareholders in the future.

In summary, the very different reaction of various types of stocks and bonds to the same economic conditions in 2002 again demonstrates that investors can benefit from well diversified portfolios with a broad mix of asset classes and styles.

We believe that equities remain the key to long term growth of capital, despite three years of poor returns. We are optimistic that economic recovery, albeit slow to develop, will continue and that 2003 will bring modest positive returns for equities. As market leadership may rotate, however, exposure to multiple asset classes and sub-styles will be prudent.

We sincerely value your relationship and trust in ING as your retirement and financial services provider. Despite market conditions, we will strive to provide ongoing, quality products and services to meet your long-term financial goals.

Regards,

/S/ LAURIE M. TILLINGHAST

Laurie M. Tillinghast

--------------------------

(7) Morningstar Principia Pro: Investment software provides an integrated way to research, analyze, present, and monitor your clients' stocks, mutual funds, and variable annuities.

                      ING PARTNERS, INC. ALGER PORTFOLIOS
                          DECEMBER 31, 2002 COMMENTARY
   --------------------------------------------------------------------------

The twelve months ended December 31, 2002 was something of a Jekyll and Hyde year. The economy gradually recovered from the recession of 2001; that was the good side. The markets, however, stumbled badly. For the year, the economy grew an estimated 2.5%. However, the Dow Jones Industrial Average was down 15.0%, the S&P 500 lost 22.10%, and the Nasdaq was down 31%. It was the third year in a row that the Dow posted negative returns, which hadn't happened since 1939 -- 1941. Perhaps the only reassuring aspect of these statistics is that only once in its history has the Dow posted four down years in a row, and that makes it highly unlikely that 2003 will repeat the pattern of 2000 -- 2002.

Obviously, given the results of the major indices, the bulk of equity mutual funds had negative returns. Growth funds, which typically lead the market during an up period, were especially hard hit. Corporate America, and to a lesser degree corporations internationally, pared back their capital expenditures on technology. After substantial spending in the late 1990s, companies focused on making the most productive use of their information technologies. While this is a normal part of an innovation cycle, in the short-term it can look like a contraction. In fact, companies are becoming increasingly more efficient because they are only now making the productive use of the new technologies acquired in the late 1990s and into 2000. But rather than spending more, companies drew down their inventories, pared back their labor force, and improved operating margins. Productivity remains extremely high, and consumer spending, which now accounts for more than two-thirds of GDP, remained at healthy levels. While unemployment rose to 6.0%, and much of the job loss was in the manufacturing, finance and travel industries; the manufacturing job loss in particular is part of a multi-year shift in the U.S. economy away from manufacturing and toward services.

Yet, looking at the year in perspective, it should be clear that the economic situation should have been worse. The United States was caught in a "perfect storm:" a combination of the severe equity decline, the consolidation and commodization of the tech industry, the political and economic aftershocks of 9/11, and, finally, the crisis of investor confidence in the wake of Wall Street scandals that began with Enron and then expanded to include not only other companies such as WorldCom, but Wall Street research and investment practices as well. Yet this perfect storm did not derail the economy. For sure, it has hurt economic growth and several sectors have suffered. The past few years have been painful, but the economy has weathered a remarkable series of shocks. Perfect storms are rare and we doubt that the future will pose challenges as grave as the ones that have already confronted us, even with the continued threat of international terrorism and rogue states.

LOOKING AHEAD

The economy appears to be in a period of slow, sustainable economic growth. International uncertainties, investor wariness, and high energy prices are concerns, but even factoring those in, we anticipate that the overall economy will show slightly better growth for 2003 than for 2002, and will eventually fall in the range of 2.5% to 3.0%. In a period of very low inflation, we believe that is respectable. As companies continue to pay down debt and clean up their governance and balance sheets, they will be in a position once again to increase their capital spending, and when they do so, they will supply the missing ingredient that has kept growth modest rather than robust. The federal government has been doing its part to keep the economy moving, with an unusual cocktail of spending, low interest rates, and tax cuts. The equity markets, which after all are a reflection of the economy, have come down to much more reasonable levels. Valuations now look attractive, especially given that the economy is growing and poised, we believe, for even faster growth. We will continue to search for the most efficient, most dynamic, and most innovative companies that can deliver consistent earnings growth and therefore superior returns to our investors.

                      ING PARTNERS, INC. ALGER PORTFOLIOS
                      DECEMBER 31, 2002 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

ING ALGER AGGRESSIVE GROWTH PORTFOLIO

For the year ended December 31, 2002, the ING Alger Aggressive Growth Portfolio Class I, Class S, and Class ADV shares declined 29.90%, 30.18%, and 30.32%, respectively versus a 14.52% drop in its benchmark, the S&P 400 MidCap Index(1). During the fourth quarter, renewed investor enthusiasm for equities in general helped the portfolio rise 3.02%, but the momentum couldn't be sustained in December, as the portfolio slid 7.93% for the month. For the year as a whole, the portfolio experienced losses in almost all sectors in which it invested. The main drag on performance came from losses in information technology stocks, led by those in the semiconductor equipment and products segment. Positive performance was seen in several consumer discretionary and health care segments, including hotels, restaurants and leisure, and health care equipment and supplies. During the year, we increased the portfolio's exposure to consumer discretionary stocks, and lowered its allocation of information technology investments. For the remainder of 2003, we are encouraged by the prospect of increased economic growth and corporate profits, and believe that our research-driven stock selection process will position the portfolio for future success.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  ING ALGER AGGRESSIVE
            GROWTH PORTFOLIO - ADVISER CLASS  S&P MIDCAP 400 INDEX
12/10/2001                           $10,000               $10,000
12/31/2001                           $10,083               $10,246
1/31/2002                             $9,696               $10,185
2/28/2002                             $9,184               $10,187
3/31/2002                             $9,723               $10,907
4/30/2002                             $9,460               $10,849
5/31/2002                             $9,143               $10,655
6/30/2002                             $8,396                $9,868
7/31/2002                             $7,538                $8,904
8/31/2002                             $7,373                $8,938
9/30/2002                             $6,833                $8,212
10/31/2002                            $7,207                $8,560
11/30/2002                            $7,635                $9,043
12/31/2002                            $7,027                $8,664

AVERAGE ANNUAL TOTAL RETURN FOR THE FUND FOR THE PERIODS ENDED 12/31/02:  CLASS I   CLASS S   CLASS ADV
One Year:                                                                 (29.90)%  (30.18)%   (30.32)%
Since Inception*:                                                         (27.91)%  (28.18)%   (28.32)%

* Class I, Class S, and Class ADV commenced operations on 12/10/2001.

ING ALGER GROWTH PORTFOLIO (LARGE CAP)

The ING Alger Growth Portfolio Class I, Class S, and Class ADV shares declined 32.79%, 33.10%, and 33.20%, respectively in 2002. Its two benchmark indexes fared better: The S&P 500(2) lost 22.10% through December 31, and the Morningstar Large-Cap Growth average declined 27.72%. The portfolio benefited from a market-wide upswing in the fourth quarter, rising 2.64% during the final three months of the year, but could not erase earlier losses that were attributable to 2002's widespread stock market downturn and anemic capital spending trend. Gains from consumer staple stocks were offset by losses in other sectors, including consumer discretionary, industrials, and information technology. During the course of the year, the portfolio reduced its holdings in financials by approximately one third. Health care accounted for more than 40% of holdings through December 31, yet the portfolio is diversified across an array of other sectors. Therefore, we believe the portfolio is poised to benefit from anticipated growth in 2003.

----------------------------

(1) The S&P Midcap 400 Index is a capitalization-weighted index which measures the performance of the mid-range sector of the U.S. stock market. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

(2) The Standard & Poor's (S&P) 500 Index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

                      ING PARTNERS, INC. ALGER PORTFOLIOS
                      DECEMBER 31, 2002 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                ING ALGER GROWTH
            PORTFOLIO - ADVISER CLASS  S&P 500 INDEX
12/10/2001                    $10,000        $10,000
12/31/2001                     $9,929        $10,071
1/31/2002                      $9,566         $9,915
2/28/2002                      $9,122         $9,709
3/31/2002                      $9,595        $10,065
4/30/2002                      $8,980         $9,447
5/31/2002                      $8,708         $9,361
6/30/2002                      $8,093         $8,683
7/31/2002                      $7,146         $7,997
8/31/2002                      $7,085         $8,036
9/30/2002                      $6,480         $7,152
10/31/2002                     $6,852         $7,770
11/30/2002                     $7,124         $8,214
12/31/2002                     $6,631         $7,718

AVERAGE ANNUAL TOTAL RETURN FOR THE FUND FOR THE PERIODS ENDED 12/31/02:  CLASS I   CLASS S   CLASS ADV
One Year:                                                                 (32.79)%  (33.10)%   (33.20)%
Since Inception*:                                                         (31.72)%  (32.01)%   (32.11)%

* Class I, Class S, and Class ADV commenced operations on 12/10/2001.

----------------------------

Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

         ING PARTNERS, INC. AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO
                          DECEMBER 31, 2002 COMMENTARY
   --------------------------------------------------------------------------

For the period from May 1, 2002 to December 31, 2002, ING American Century Small Cap Value Portfolio Class I, Class S, and Class ADV shares declined 18.36%, 18.48%, and 18.62%, respectively while the benchmark, the S&P SmallCap 600/BARRA Value Index(1), fell 25.47%.

Transportation was the Portfolio's only absolute contributor during the period, with a single, well-performing trucking company delivering the bulk of the gains. However, a significant underweight turned out to be a liability, and caused the Portfolio to trail its benchmark.

The best results against the benchmark came from the Portfolio's stake in the basic materials sector, attributable, in part, to underweight exposure. Stock picking was especially pivotal: The managers sidestepped broader damage in the chemical and mining and metals industries, while choosing firms that outperformed the market.

Technology, among the Portfolio's largest weightings, also detracted from absolute results, but boosted relative performance. Judicious allocation among industries was helpful, and security selection provided favorable outcomes in all but one of the industries in which the Portfolio was represented.

Financial companies -- the Portfolio's largest sector representation -- were the most detrimental relative to the benchmark. Security selection played a role, as positions in the life and health insurance and financial services industries fell short of expectations.

The Portfolio's sizeable health care exposure also detracted on both absolute and relative bases. Though overweight exposure was beneficial, stock picking among medical service providers was detrimental and caused the Portfolio to lag its benchmark.

The managers will remain committed to their bottom-up approach, which mandates evaluation of each stock individually and on its own merits. ING American Century Small Cap Value's investment team continues to seek out smaller companies that appear to be undervalued by the market.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            ING AMERICAN CENTURY SMALL CAP
            VALUE PORTFOLIO - SERVICE CLASS  S&P BARRA 600 VALUE INDEX
5/1/2002                            $10,000                    $10,000
5/31/2002                            $9,940                     $9,565
6/30/2002                            $9,550                     $9,064
7/31/2002                            $8,350                     $7,780
8/31/2002                            $8,370                     $7,847
9/30/2002                            $7,730                     $7,361
10/31/2002                           $7,770                     $7,591
11/30/2002                           $8,360                     $7,980
12/31/2002                           $8,151                     $7,704


CUMULATIVE TOTAL RETURN FOR THE FUND FOR THE PERIOD ENDED 12/31/02:  CLASS I   CLASS S   CLASS ADV
Since Inception*:                                                    (18.36)%  (18.48)%   (18.62)%

* Class I, Class S, and Class ADV commenced operations on 5/01/2002.

----------------------------

Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.
(1) The S&P 600/BARRA Value Index is a capitalization-weighted index of all stocks in the Standard & Poors Smallcap 600 that have low book-to-price ratios. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

                 ING PARTNERS, INC. BARON SMALL CAP GROWTH FUND
                          DECEMBER 31, 2002 COMMENTARY
   --------------------------------------------------------------------------

The ING Baron Small Cap Growth Fund's 2002 performance from inception May 1 through year-end was -12.30% for Class I, -12.40% for Class S, and -12.60% for Class ADV, outperforming the -20.48% return of the Russell 2000 Index(1) as well as the Morningstar Small Cap Growth fund peer group of -28.42%.

Despite the nearly three year bear market, the Fund achieved very strong gains this year in more than two dozen securities. Further, more than half the investments held in the portfolio appreciated in value during the past year. These gains, for the most part, reflected strong earnings growth of the underlying businesses, despite the recession. Unfortunately, the businesses we own whose earnings growth slowed last year negatively offset the better performing investments in the Fund. We continue to invest in companies that offer great growth prospects despite the near term economic downturn and hope when the markets recover the Fund will perform not just relatively but absolutely well.

For the year 2002, ING Baron Small Cap Growth's performance was led by its investments in education companies. University Of Phoenix Online had the most positive impact on the Fund. Other holdings that positively contributed to the year included Chico's FAS, Apollo Group Inc., Fair Isaac and Charles River Labs.

ING Baron Small Cap Growth Fund's investments in business services, healthcare and financial services industries most negatively impacted the Fund's performance. The stocks that had the most negative impact were: OM Group, Catalina Marketing, SmartForce Plc., Waddell & Reed, and United Surgical Partners.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  ING BARON SMALL CAP
            GROWTH PORTFOLIO - SERVICE CLASS  RUSSELL 2000 INDEX
5/1/2002                             $10,000             $10,000
5/31/2002                            $10,010              $9,543
6/30/2002                             $9,610              $9,057
7/31/2002                             $8,790              $7,682
8/31/2002                             $9,070              $7,653
9/30/2002                             $8,710              $7,092
10/31/2002                            $8,661              $7,312
11/30/2002                            $9,041              $7,955
12/31/2002                            $8,760              $7,499

CUMULATIVE TOTAL RETURN FOR THE FUND FOR THE PERIOD ENDED 12/31/02:  CLASS I   CLASS S   CLASS ADV
Since Inception*:                                                    (12.30)%  (12.40)%   (12.60)%

* Class I, Class S, and Class ADV commenced operations on 5/01/2002.

----------------------------

Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

(1) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

                ING PARTNERS, INC. DSI ENHANCED INDEX PORTFOLIO
                          DECEMBER 31, 2002 COMMENTARY
   --------------------------------------------------------------------------

PERFORMANCE

During 2002, the ING DSI Enhanced Index Portfolio Class I, Class S, and Class ADV shares slightly underperformed the S&P 500 Index(1) (total return) benchmark by delivering returns of -22.76%, 22.89%, and 23.03%, respectively versus -22.10%. The Portfolio also underperformed the Morningstar Large Cap Blend universe of funds at -18.99%

The DSI dynamic factors, which include measures of both growth characteristics and value characteristics, maintained a slight bias toward value. During the fourth quarter, the value factors continued marginally declining in weight of the predictive algorithms. Conversely, the growth, profitability, and capital employment efficiency measures continued to moderately rise. A notable exception to this trend of increasing growth contribution is the slight decline in the weight of the factor measuring earnings expectations. Therefore, the Fund's broad characteristics are a combination of relative undervaluation by most traditional measures of valuation, and rising expectations of increasing return on equity and earnings growth.

The DSI investment process utilizes a unique, dynamic, adaptive factor model combined with rigorous risk control techniques that are designed to produce consistent, moderate excess returns while minimizing unintended deviations over a complete market cycle.

ENVIRONMENT

Following a 5.0% rise in gross domestic product (GDP) during the first quarter 2002, the economy took a step backward during the second quarter as GDP rose a tepid 1.3%. While third quarter GDP was 4.0%, many economists are forecasting that growth during the last quarter of 2002 will likely fall back to the 1% to 2% range. Acknowledging a "soft spot" in the economy, the Federal Reserve Board (the "Fed") lowered short-term interest rates by 50 basis points in November, to 1.25% -- its lowest level in 40 years. The Fed also shifted its economic bias from one of weakness to neutrality, explaining that risks to the economy were balanced between slow growth and inflation.

Against this backdrop, the equity markets struggled to escape from the first recession in a decade. The overall corporate profit picture was not good, and the technology sector's substantial decline continued to cast a shadow over the marketplace. More significantly, however, a number of non-market related factors continued to shake investor confidence. These included the ongoing threat of terrorism, continued turmoil in the Middle East, and the specter of a U.S.-led war in Iraq. In addition, the ongoing scrutiny of several well-publicized events continued to cast doubt on the validity of corporate accounting methods and the integrity of security recommendations provided by research analysts.

A turning point came on October 9, when the S&P 500 Index bottomed out in the wake of profit warnings from large U.S. companies and ongoing geopolitical concerns. Schering Plough, TXU and EMC all warned they would miss earnings, and market participants were ever more fearful of the prospect of a conflict with Iraq. Shortly thereafter, General Electric, IBM and Hewlett Packard, all large constituents in the S&P 500, announced earnings that either beat or were in-line with consensus estimates. These reports, followed by positive economic news, led the market higher, and the S&P 500 Index rallied into the end of the year, finishing the quarter up 8.44%.

----------------------------

(1) The Standard & Poor's (S&P) 500 Index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

                ING PARTNERS, INC. DSI ENHANCED INDEX PORTFOLIO
                      DECEMBER 31, 2002 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

Positive signs on the economic front -- in-line or better-than-expected retail sales numbers, jobless claims, durable goods orders, and, of course, the housing sector -- combined with the Fed's November move to lower interest rates, further boosted the rally into year end.

OUTLOOK

Currently, the Portfolio is overweight in the consumer discretionary, consumer staple and health care sectors, particularly in pharmaceuticals, retailing and food, beverage and tobacco stocks. The Fund is underweight in the utility, materials and energy sectors.

In addition, the Portfolio exhibits a balance between value and growth and a slightly higher market capitalization than the S&P 500. The Fund also displays attractive measures of both value and growth as evidenced by slightly-higher-than-benchmark earnings yield, dividend yield, ROE and earnings growth measures relative to the S&P 500 Index.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             ING DSI ENHANCED INDEX
            PORTFOLIO - SERVICE CLASS  S&P 500 INDEX
12/10/2001                    $10,000        $10,000
12/31/2001                     $9,915        $10,071
1/31/2002                      $9,769         $9,915
2/28/2002                      $9,563         $9,709
3/31/2002                      $9,916        $10,065
4/30/2002                      $9,308         $9,447
5/31/2002                      $9,260         $9,361
6/30/2002                      $8,603         $8,683
7/31/2002                      $7,923         $7,997
8/31/2002                      $7,973         $8,036
9/30/2002                      $7,098         $7,152
10/31/2002                     $7,718         $7,770
11/30/2002                     $8,143         $8,214
12/31/2002                     $7,644         $7,718

AVERAGE ANNUAL TOTAL RETURN FOR THE FUND FOR THE PERIODS ENDED 12/31/02:  CLASS I   CLASS S   CLASS ADV
One Year:                                                                 (22.76)%  (22.89)%   (23.03)%
Since Inception*:                                                         (22.25)%  (22.37)%   (22.50)%

* Class I, Class S, and Class ADV commenced operations on 12/10/2001.

----------------------------

The Fund is actively managed and its composition will differ over time. The views expressed are those of the asset manager and individual portfolio managers as of December 31, 2002. The views are subject to change based on market conditions; they are not intended to predict or guarantee the future performance of the markets, any market segment or any Fund. For complete information about the Fund, including risks, charges and expenses, investors should read the prospectus carefully before investing.

Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

ING PARTNERS, INC. GOLDMAN SACHS-REGISTERED TRADEMARK- CAPITAL GROWTH PORTFOLIO
                          DECEMBER 31, 2002 COMMENTARY
   --------------------------------------------------------------------------

MARKET REVIEW

The U.S. equity markets fell for the third consecutive year in 2002, a streak that last occurred in the 1939 -- 1941 period. The weakness, which prevailed across every major market sector, was first driven by the corporate accounting scandals and the resulting distrust of business leaders. The downturn was exacerbated by the sluggish economic recovery, despite consensus GDP growth of 2.4% for 2002. Investors initially anticipated that the historically low interest rate environment would spur corporate investment, thus stimulating overall growth. Unfortunately, many companies simply did not need to make additional purchases, as global demand did not warrant ramping up production or hiring additional workers. As a result, the rebound has been gradual, and has not been without some disappointments, including the threat of deflation and rising unemployment. The tensions in several regions in the world also contributed to the weak environment this year.

PERFORMANCE REVIEW

Over the one-year period that ended December 31, 2002, the Portfolio's Class I, Class S, and Class ADV shares generated returns of -24.65%, -24.84%, and -24.56%, respectively. Over the same period, the Portfolio's benchmark, the Standard & Poor's 500 Index(1) (with dividends reinvested), generated a -22.10% cumulative total return.

As these returns indicate, it was a very difficult period in the equity market and for the Fund. In particular, the underperformance of AOL Time Warner, Inc. (a 1.5% position as of 12/31/02), Crown Castle International Corp. (a 0.3% position as of 12/31/02), and Sprint PCS Group (a 0.0% position as of 12/31/02) detracted from results. In the case of Sprint PCS, increasing competition in the wireless space has been detrimental to its growth prospects. Although we believe that industry consolidation could alleviate some of these pressures, developments in this particular area have been slow to materialize. Absent such reprieve, industry fundamentals deteriorated over the year and we subsequently eliminated the holding from the portfolio.

A number of the Portfolio's pharmaceutical holdings also fell during the period, including Wyeth (a 1.5% position as of 12/31/02), Bristol-Myers Squibb Co. (a 1.1% position as of 12/31/02), and Schering-Plough Corp. (a 0.3% position as of 12/31/02). Bristol-Myers, for example, experienced a sharp decline as a number of company-specific issues weighed on the stock price. Towards the middle of the year, it was reported the SEC had made an inquiry into Bristol-Myers' revenue recognition policy for 2001. Although the company has yet to be charged with any impropriety, there were concerns that Bristol would be the next company to be formally investigated by a regulatory agency. Despite the recent difficulties, we continue to believe in pharmaceutical companies since aging population demographics in the U.S. and abroad should support strong growth over the foreseeable future.

While the Technology sector fell sharply again in 2002, the Portfolio's performance versus the benchmark enhanced relative results. Examples of holdings that met our criteria for a high-quality growth investment were Microsoft Corp. (a 5.4% position as of 12/31/02), Dell Computer Corp. (a 1.7% position as of 12/31/02), and Intuit, Inc. (a 1.2% position as of 12/31/02). Within the Consumer Staples sector, we added value through the strong performance of Procter & Gamble Co. (a 1.5% position as of 12/31/02), Energizer Holdings, Inc. (a 0.9% position as of 12/31/02), and Avon Products, Inc. (a 0.9% position as of 12/31/02). Despite the overall rotation out of equities, investors found companies in this area to be attractive as they were partially insulated from much of the accounting scandals and industry-specific weakness that weighed on other sectors.

----------------------------

(1) The Standard & Poor's (S&P) 500 Index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

ING PARTNERS, INC. GOLDMAN SACHS-REGISTERED TRADEMARK- CAPITAL GROWTH PORTFOLIO
                      DECEMBER 31, 2002 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital growth, primarily through investments in a diversified portfolio of companies strategically poised for long-term growth.

PORTFOLIO COMPOSITION

TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2002*

                COMPANY                               BUSINESS              % PORTFOLIO
---------------------------------------------------------------------------------------
Microsoft Corporation                     Technology                           5.39%
Wal Mart Stores Inc                       Consumer Services                    3.84
Exxon Mobil Corp                          Energy                               3.69
Pfizer Inc                                Health                               3.56
General Electric Co                       Capital Goods/Basic Industry         2.97
Viacom Inc Cl-B Common                    Media & Communications               2.91
Pepsico Inc (North Carolina)              Consumer Non-Durables                2.68
Freddie Mac                               Financials                           2.60
Johnson & Johnson                         Health                               2.55
Citigroup Inc.                            Financials                           2.48

-------------------

   * OPINIONS EXPRESSED IN THIS REPORT REPRESENT OUR PRESENT OPINIONS ONLY. REFERENCE TO INDIVIDUAL SECURITIES SHOULD NOT BE CONSTRUED AS A COMMITMENT THAT SUCH SECURITIES WILL BE RETAINED IN THE PORTFOLIO. FROM TIME TO TIME, THE PORTFOLIO MAY CHANGE THE INDIVIDUAL SECURITIES IT HOLDS, THE NUMBER OR TYPES OF SECURITIES HELD AND THE MARKETS IN WHICH IT INVESTS. REFERENCES TO INDIVIDUAL SECURITIES DO NOT CONSTITUTE A RECOMMENDATION TO THE INVESTOR TO BUY, HOLD OR SELL SUCH SECURITIES. IN ADDITION, REFERENCES TO PAST PERFORMANCE OF THE PORTFOLIO DO NOT INDICATE FUTURE RETURNS, WHICH ARE NOT GUARANTEED AND WILL VARY. FURTHERMORE, THE VALUE OF SHARES OF THE PORTFOLIO MAY FALL AS WELL AS RISE.

OUTLOOK

After a third straight year, of market declines, many investors anticipate a more favorable environment for U.S. equity investing in 2003. Throughout the downturn, U.S. companies have been plagued by an abrupt economic slowdown and deterioration in investor confidence. In recent years, a convergence of negative factors led to the prolonged decline in stock prices. As the economy emerges from its downturn, U.S. businesses could begin to produce earnings that may exceed the market's expectations. Although valuations have been compressed, we believe high operating leverage and increased market share could lead to strong stock price performance for the Portfolio's holdings. There are an increasing number of signs that the economy is recovering as evidenced by GDP growth. However, investors have questioned the timing and pace of the rebound. Our team does not attempt to predict this time frame as we are intently focused on the compounding growth that could occur in the companies we hold over the long term.

During the past year we have aggressively challenged our assumptions about the companies in the portfolio to ensure that they still meet our investment criteria, which include strong free cash flow, dominant market share, pricing control, recurring revenue stream, and excellent management. Despite the market's attention to the short term, we are more concerned with the ability of our companies to grow over a longer period. We contend that one quarter or even one year is not sufficient time in which to evaluate an investment. Going forward, we will continue to invest in businesses that we believe are strategically positioned to grow over full market cycles.

We thank you for your investment and look forward to your continued confidence.

GOLDMAN SACHS-REGISTERED TRADEMARK- GROWTH EQUITY MANAGEMENT TEAM
January 9, 2003

ING PARTNERS, INC. GOLDMAN SACHS-REGISTERED TRADEMARK- CAPITAL GROWTH PORTFOLIO
                      DECEMBER 31, 2002 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              ING GOLDMAN SACHS(R) CAPITAL
            GROWTH PORTFOLIO - SERVICE CLASS  S&P 500 INDEX
12/10/2001                           $10,000        $10,000
12/31/2001                            $9,920        $10,071
1/31/2002                             $9,653         $9,915
2/28/2002                             $9,449         $9,709
3/31/2002                             $9,724        $10,065
4/30/2002                             $9,004         $9,447
5/31/2002                             $8,960         $9,361
6/30/2002                             $8,265         $8,683
7/31/2002                             $7,687         $7,997
8/31/2002                             $7,723         $8,036
9/30/2002                             $6,940         $7,152
10/31/2002                            $7,634         $7,770
11/30/2002                            $8,016         $8,214
12/31/2002                            $7,456         $7,718

AVERAGE ANNUAL TOTAL RETURN FOR THE FUND FOR THE PERIODS ENDED 12/31/02:  CLASS I   CLASS S   CLASS ADV
One Year:                                                                 (24.65)%  (24.84)%   (24.56)%
Since Inception*:                                                         (24.01)%  (24.19)%   (23.92)%

* Class I, Class S, and Class ADV commenced operations on 12/10/2001.

----------------------------

Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

          ING PARTNERS, INC. JPMORGAN FLEMING INTERNATIONAL PORTFOLIO
                          DECEMBER 31, 2002 COMMENTARY
   --------------------------------------------------------------------------

MARKET OVERVIEW

Global equities fell in 2002 for the third consecutive year, for the first time since the Great Depression. The three-year bear market we have experienced represents a profound change in the investment landscape. Unique to this post-war period an investment bust, not a consumer slowdown, has caused this economic recession and stock market correction.

Despite the poor returns in 2002, the year started and ended relatively well. In the first quarter equity markets were driven by hopes of economic recovery as the German IFO survey and the US ISM survey appeared to have bottomed late in 4Q01 and early 2002 and together pointed to a global economic upturn. However, by April, the evidence was less compelling and markets started to weaken in the face of disappointing macro news and the continued battering to sentiment from accounting scandals and allegations of corporate fraud. By the fourth quarter, the market seemed to be willing to hope that the worst was over.

The market has begun to heal itself, albeit slowly. As corporations repair, the market edges nearer to a firmer footing. Cashflow generation is improving as seen in the cashflow yield for quoted companies rising from 2% to 3% over the past two years. However, this is not all for shareholders as there are claims on this cashflow beyond dividends, share buybacks and investment, such as the reduction of debt burdens and the funding of retirement plans.

For the year as a whole, the more highly geared sectors were the ones, which continued to register poor investment returns. Technology suffered from falling corporate investment spending and from growth expectations that remained too high for too long. Life insurance was another weak sector as the fall in equity markets took their toll. In contrast, the more defensive sectors of consumer goods and utilities recorded the best relative performance alongside the oil stocks which remained buoyed by a firm oil price for much of 2002.

PERFORMANCE COMMENTARY

For the year ending December 31, 2002, the Fund's Class I, Class S, Class ADV shares returned -18.08%, -18.29%, and -18.48%, respectively versus a benchmark return of -15.65% for the MSCI EAFE Index(1). This underperformance was primarily driven by an inability of the Fund to keep pace with the market in the fourth quarter of 2002 as the risk appetite returned to the market posting better than expected results. This saw a rotation out of the defensive sectors and into higher beta sectors as prospects for a global recovery improved.

During the year pharmaceuticals detracted from performance. The sector had a difficult time earlier in the year as it fell on the back of concern over the sustainability of patents and forthcoming generic competition. Clearly these two issues weighed on top-line growth and the valuations investors were being asked to pay for potentially lower growth appeared rich. However by the third quarter, this sector recovered as it was perceived that the decline was overdone although the recovery ran out of steam as the higher beta names took over the market leadership into the fourth quarter. Nevertheless, we maintained our position in Novartis, as its growth profile remains intact. Many of the companies in the Portfolio have strong pipelines and decent growth prospects.

Another sector which detracted from returns was the Industrials sector. Within the Portfolio, we own a number of niche industrial companies, some of which have suffered from the perception of poor economic

----------------------------

(1) Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is a market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia, and the Far East. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

          ING PARTNERS, INC. JPMORGAN FLEMING INTERNATIONAL PORTFOLIO
                      DECEMBER 31, 2002 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

momentum. Many of these companies actually continue to grow via acquisition and expanding their profitability by the consolidation of these acquisitions and so are less dependent on the overall macro economic environment. However, these detracted from performance because of poor earnings visibility.

The Information Technology and Telecommunications sector contributed to performance for the second half of the year. The rally that began in July proved sustainable due to improved earnings, increased visibility and overall debt reduction. Following the fall in telecom equities during the first half of the second quarter, the fund took advantage of the opportunity to build a position in Vodafone. Vodafone has focused all year in reducing its debt and strengthening its balance sheet with a renewed focus on shareholder value. Vodafone has rebounded since and the company has continued to report improved earnings and reduced expenditures. At the beginning of the year, the Fund remained underweight Information Technology due to slack demand, overcapacity and thin margins, however, we began to increase our weight in companies such as Samsung and Canon, both exhibiting strong business models and improved earnings.

Energy prices rose throughout the year due to the increased instability both in the Middle East and Venezuela. Although production concerns arose during the third quarter, energy prices remained strong. We benefited from our holdings in both ENI and TotalFinaElf. Despite the rise in energy prices and increased profitability, both companies remain cheap and continued to benefit from successful exploration results and improving productivity trends.

The Consumer Discretionary sector also added value in 2002. During the second quarter, we concentrated our auto exposure in Japan in companies such as Nissan, Honda and Toyota. The auto companies were cheap on a valuation basis and had increased their market share, particularly in the US due to a strong new model cycle and more attractively priced cars compared to their US counterparts. The weakening of the yen during the second quarter also benefited Japanese exporters including the auto manufacturers.

The above commentary was provided by the Deutsche management team. Please note that this sub-advisory team was replaced by JP Morgan Fleming as of December 16, 2002. During the last few weeks of 2002, the transitioning of the Portfolio to align it with the JP Morgan Fleming model was successfully completed.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO - INITIAL CLASS
             (FORMERLY THE ING SCUDDER INTERNATIONAL GROWTH PORTFOLIO)    MSCI EAFE INDEX
11/28/97                                                         $10,000          $10,000
6/30/98                                                          $12,277          $11,712
12/31/98                                                         $12,098          $12,141
6/30/99                                                          $13,390          $12,640
12/31/99                                                         $19,164          $15,455
6/30/2000                                                        $17,480          $14,827
12/31/2000                                                       $15,409          $13,265
6/30/2001                                                        $12,769          $11,328
12/31/2001                                                       $11,260          $10,421
6/30/2002                                                        $11,024          $10,132
12/31/2002                                                        $9,224           $8,595


AVERAGE ANNUAL TOTAL RETURN FOR THE FUND FOR THE PERIODS ENDED 12/31/02:  CLASS I   CLASS S   CLASS ADV
One Year:                                                                 (18.08)%  (18.29)%   (18.48)%
Five Year:                                                                 (1.91)%         -          -
Since Inception*:                                                          (1.57)%  (18.49)%   (18.68)%

* Class I commenced operations on 11/28/1997, Class S and Class ADV commenced operations on 12/10/2001.

----------------------------

Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

              ING PARTNERS, INC. JPMORGAN MID CAP VALUE PORTFOLIO
                          DECEMBER 31, 2002 COMMENTARY
   --------------------------------------------------------------------------

Q. HOW DID THE PORTFOLIO PERFORM?
A. The ING JP Morgan Mid Cap Value Portfolio returned -7.30% on Class I shares, -7.53% on Class S shares, and -7.64% on Class ADV shares vs. a -16.62% return for the Russell Mid Cap Value Index(1) during the time period 5/1/02 -- 12/31/02.

Q. WHY DID THE PORTFOLIO PERFORM IN THIS WAY?
The ING JPMorgan Mid Cap Value Portfolio was initiated during the second quarter of 2002. Therefore, the Portfolio's outperformance vs. the Russell Mid Cap Value index was highlighted by strong relative performance in the third and fourth quarters.

The ING JPMorgan Mid Cap Value Portfolio declined 9.76% during the 3rd quarter, which was nearly half the Russell Mid Cap Value Index's decline of 18.00%. The consumer staples sector, which is generally resilient during periods of market weakness, was the only portfolio sector that did not decline during the third quarter. Stock selection was the primary driver behind the portfolio's relative performance as each sector outperformed its corresponding benchmark group. In particular, stock selection in the industrial and consumer discretionary sectors was strong relative to the benchmark during the third quarter.

After turning in one of the worst quarters since 1990 during the third quarter, mid cap value stocks rebounded strongly in the fourth quarter with both the Russell Mid Cap Value Index and the Lipper Mid Cap Value Index returning 7%. The ING JPMorgan Mid Cap Value Portfolio advanced 7.79% for the fourth quarter, thus slightly outperforming the Russell Mid Cap Value Index at 7.07% and its peer group at 7.23%. Stock selection was the primary driver behind the portfolio's relative outperformance in the quarter, particularly in the consumer discretionary and financial sectors. Combined, JPMorgan's stock selection in these two sectors added 3% to the portfolio's relative performance.

Q. HOW WAS THE PORTFOLIO MANAGED?
A. During the past year, the Portfolio has become less defensively positioned as your manager has become more optimistic about equity market valuations, and the medium-term prospects for economic growth. As a result, we have begun to acquire some reasonably valued cyclical stocks.

Q. WHAT IS THE OUTLOOK?
A. Equity markets will likely have difficulty building on recent gains until a more visible positive trend emerges in the economic data. Current monetary, inflationary and fiscal conditions point to a very benign economic backdrop. If and when evidence emerges that the economy is improving, rising corporate profit expectations may provide much-needed support for equity prices.

----------------------------

(1) The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

              ING PARTNERS, INC. JPMORGAN MID CAP VALUE PORTFOLIO
                      DECEMBER 31, 2002 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            ING JPMORGAN MID CAP VALUE PORTFOLIO - SERVICE CLASS  RUSSELL MID CAP VALUE INDEX
5/1/2002                                                 $10,000                      $10,000
5/31/2002                                                $10,070                       $9,935
6/30/2002                                                 $9,520                       $9,491
7/31/2002                                                 $8,920                       $8,562
8/31/2002                                                 $9,141                       $8,662
9/30/2002                                                 $8,601                       $7,787
10/31/2002                                                $9,100                       $8,035
11/30/2002                                                $9,441                       $8,541
12/31/2002                                                $9,247                       $8,338


CUMULATIVE TOTAL RETURN FOR THE FUND FOR THE PERIOD ENDED 12/31/02:  CLASS I  CLASS S  CLASS ADV
Since Inception*:                                                    (7.30)%  (7.53)%    (7.64)%

* Class I, Class S, and Class ADV commenced operations on 5/01/2002.

----------------------------

Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

             ING PARTNERS, INC. MFS CAPITAL OPPORTUNITIES PORTFOLIO
                          DECEMBER 31, 2002 COMMENTARY
   --------------------------------------------------------------------------

For the twelve months ended December 31, 2002, the Portfolio's Class I,
Class S, and Class ADV shares provided total returns of -30.16%, -30.35%, and -30.51%, respectively. This return compares to a return of -22.10% over the same period for the Portfolios' benchmark, the Standard & Poor's 500 Stock Index(1) (the S&P 500), a commonly used measure of the broad stock market and -22.06% for the large cap blend peer group.

NEW PORTFOLIO TEAM IN PLACE

In early October, MFS named Irfan Ali and Kenneth Enright Portfolio managers of the Portfolio, replacing Maura Shaunessey. This new team combines the skills of two managers with distinct areas of expertise, blending the growth investment opportunities that Ali is finding with the value opportunities that Enright is uncovering. We believe this team will allow us to maintain a disciplined investment process with the goal of providing more consistent long-term performance.

The Portfolio will remain a diversified multi-cap blend offering seeking the best investment opportunities across the equity market.

Enright and Ali will each manage a portion of the Portfolio. Enright will utilize a disciplined value approach with an opportunistic focus on companies that are undergoing turnarounds or restructurings. Ali will apply a growth strategy, seeking well-positioned businesses that have a strong management strategy for the future. Both have the flexibility to invest across market capitalizations.

A CHALLENGING INVESTMENT ENVIRONMENT

It has been a difficult year -- despite the U.S. Federal Reserve's attempt to stimulate the economy. The market downturn during the period has been broad, affecting many sectors. Technology, utility and telecommunications stocks were especially hit hard, as these areas suffered from significant excess capacity.

As we move forward, we expect to see a return to more historic market returns, where individual stockpicking becomes important. This is where, we believe, MFS' original research will make a difference.

Some of the largest detractors during the period were several underperforming holdings in the retail sector. In particular, BJ's Wholesale, which operates warehouse clubs, and Home Depot, the world's largest home improvement retailer, both performed poorly.

Other detractors from performance included pharmaceutical company Wyeth, which was hurt by a Women's Health Initiative study that stated Wyeth's combination hormone-replacement therapy, Prempro, was found to increase the risk of breast cancer and coronary disease when taken on a long-term basis.

----------------------------

(1) The Standard & Poor's (S&P) 500 Index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

             ING PARTNERS, INC. MFS CAPITAL OPPORTUNITIES PORTFOLIO
                      DECEMBER 31, 2002 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

GOOD NEWS TO REPORT

Positive contributors to performance during the period included strong stock selection and being overweight in the leisure sector, where many of our investments focused on advertising-sensitive media franchises. Clear Channel Communications and Viacom both benefited from increased advertising spending.

Energy stocks, particularly those companies with any business in natural gas, also performed well because of increased demand and diminishing supply.

Individual securities that helped performance included Dell Computer and Pharmacia. Dell performed well as it increased market share even though the industry remains mired in a slump. Pharmacia rose after Pfizer announced an agreement to buy the company in an all-stock deal.

VALUE OPPORTUNITIES

We believe that opportunities exist in the financial services sector, particularly with companies such as Citigroup and Morgan-Stanley, because of low valuations (valuation is the stock's price relative to fundamental factors such as earnings and book value). Property and casualty insurance providers The Hartford and All-State are also attractive to us for the same reason. Each of these businesses has become more efficient through cost-cutting measures and is well positioned to gain market share.

Utilities and communications is another sector with low valuations. One name in this area that has done very well is Verizon, which has strong cash flows and a high dividend yield. AT&T Wireless, which has a superior brand name and a relatively strong balance sheet, also remains attractive to us.

GROWTH OPPORTUNITIES

Throughout 2002, we saw an increase in advertising rates as broadcast television, radio, and outdoor advertising benefited from the Winter Olympics and the U.S. mid-term election in the fall. We expect this trend to continue in 2003, and Viacom is one company that we like.

Health care is an area in which, historically, the Portfolio has not been heavily invested, but its valuations have come down in the past year as concerns over patent expirations have already been reflected in lower share prices. We believe for select pharmaceutical names, long-term, visible and accelerating growth trends coupled with attractive valuations are compelling. Therefore, we've increased positions in companies such as Pfizer and Eli Lilly.

             ING PARTNERS, INC. MFS CAPITAL OPPORTUNITIES PORTFOLIO
                      DECEMBER 31, 2002 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

OUTLOOK

In the face of corporate spending and earnings projections that remain uncertain, we expect continued volatility in the near term. While we're not counting on a very strong or robust recovery, we do anticipate a modest improvement, which will present opportunities. Therefore, we believe that the Portfolio's flexibility and research-driven stock selection process puts us in good position to spot and take advantage of these opportunities.

Irfan Ali                               Kenneth Enright
Portfolio Manager                       Portfolio Manager

THE OPINIONS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND NO FORECASTS CAN BE GUARANTEED.

IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE PORTFOLIO IS ACTIVELY MANAGED, AND CURRENT HOLDINGS MAY BE DIFFERENT.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            ING MFS CAPITAL OPPORTUNITIES PORTFOLIO - INITIAL CLASS  S&P 500 INDEX
11/28/97                                                    $10,000        $10,000
6/30/98                                                     $12,045        $11,973
12/31/98                                                    $12,854        $13,077
6/30/99                                                     $15,238        $14,697
12/31/99                                                    $19,126        $15,828
6/30/2000                                                   $20,641        $15,761
12/31/2000                                                  $18,032        $14,386
6/30/2001                                                   $15,795        $13,425
12/31/2001                                                  $13,568        $12,676
6/30/2002                                                   $10,891        $10,929
12/31/2002                                                   $9,475         $9,715


AVERAGE ANNUAL TOTAL RETURN FOR THE FUND FOR THE PERIODS ENDED 12/31/02:  CLASS I   CLASS S   CLASS ADV
One Year:                                                                 (30.16)%  (30.35)%   (30.51)%
Five Year:                                                                 (1.35)%         -          -
Since Inception*:                                                          (1.05)%  (29.15)%   (29.31)%

* Class I commenced operations on 11/28/1997, Class S and Class ADV commenced operations on 12/10/2001.

--------------------------------

Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

                 ING PARTNERS, INC. MFS GLOBAL GROWTH PORTFOLIO
                          DECEMBER 31, 2002 COMMENTARY
   --------------------------------------------------------------------------

For the eight months since the Portfolio commenced operations in May and ending December 31, 2002, the Portfolio's Class I, Class S, and Class ADV shares provided total returns of -16.00%, -16.10%, and -16.20%, respectively. This compares with the -18.71% return over the same period for the Portfolio's Benchmark, the Morgan Stanley Capital International (MSCI) All Country World Free Index(1). The MSCI All Country World Free Index is an unmanaged index of developed-country and emerging market equities.

A VOLATILE, UNCERTAIN MARKET ENVIRONMENT

The period was dominated by uncertainty and volatility, two conditions unfavorable for equity markets and especially for growth stocks.

Beginning in early spring of 2002, markets around the world experienced a strong downdraft that lasted into early October. The major factor, in our view, was an expected recovery that didn't happen. Going into 2002, we think investors anticipated a global economic recovery in the second half of the year. When it became clear that was not happening, stock prices fell around the world as expectations of a recovery were pushed out farther and farther. International tension over Iraq and corporate accounting scandals in the United States added to global markets' woes.

In the fourth quarter of 2002, stock markets reversed direction again, rising on news that third-quarter earnings, while not robust, were at least not disappointing.

EMERGING MARKETS AND DEFENSIVE HOLDINGS HELPED PERFORMANCE

In a tough period for most of the developed world, the Portfolio's overweighted position in emerging markets, relative to the MSCI Index, helped performance. We think emerging markets did well largely because developing nations such as China and South Korea had a large amount of internal demand that continued to grow over the period. In addition, our research helped us avoid much of the turmoil in Latin American equities caused by political uncertainty in Brazil.

Relatively defensive positioning in international developed markets also helped performance. We tried to avoid some of the global volatility by investing in companies whose businesses we felt would not vary dramatically with the ups and downs of the economy. One example was Reed Elsevier, a medical and scientific publisher headquartered in the United Kingdom.

HEALTH CARE AND TELECOMMUNICATIONS HOLDINGS HURT PERFORMANCE

The health care sector, which has historically tended to perform relatively well in a tough economy, suffered over the period. Large pharmaceutical firms found their drug patents challenged by generic drug companies; investors worried that the challenges, if successful, might impair future earnings. In addition, our holdings in Genzyme and Wyeth declined in value because of problems with key drug products; both companies were later sold out of the Portfolio. In the longer term, however, we think health care is still a growth area, especially considering the aging of the global population.

Telecommunications holdings detracted from performance as prices were driven down by excess capacity and slower-than-expected demand. In the U.S. portion of the Portfolio, performance was also hurt by positions in utilities and technology firms. But some overseas technology holdings performed well, including printer makers Canon and Brother.

----------------------------

(1) The MSCI ACWI (All Country World Index) Free Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

                 ING PARTNERS, INC. MFS GLOBAL GROWTH PORTFOLIO
                      DECEMBER 31, 2002 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

LOOKING AHEAD

Although stocks rallied in the fourth quarter, we still see a lot of near-term uncertainty. As of the end of the period, we remained somewhat defensively positioned, emphasizing companies that we felt had relatively steady revenues and whose earnings we felt we could project with some confidence.

We feel an uncertain market plays to our strength, which is bottom-up research into individual companies. During the downturn, we've found companies in a variety of industries that have made themselves leaner and more efficient. If and when the global economy enters a sustained recovery, we think those leaner companies may outperform their competitors as more of their revenues translate into profits.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            ING MFS GLOBAL GROWTH PORTFOLIO - SERVICE CLASS  MSCI ALL COUNTRY WORLD FREE INDEX
5/1/2002                                            $10,000                            $10,000
5/31/2002                                            $9,910                             $9,919
6/30/2002                                            $9,350                             $9,298
7/31/2002                                            $8,610                             $8,509
8/31/2002                                            $8,671                             $8,514
9/30/2002                                            $8,011                             $7,568
10/31/2002                                           $8,451                             $8,116
11/30/2002                                           $8,771                             $8,546
12/31/2002                                           $8,391                             $8,129


CUMULATIVE TOTAL RETURN FOR THE FUND FOR THE PERIOD ENDED 12/31/02:  CLASS I   CLASS S   CLASS ADV
Since Inception*:                                                    (16.00)%  (16.10)%   (16.20)%

* Class I, Class S, and Class ADV commenced operations on 5/01/2002.

----------------------------

Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

                   ING PARTNERS, INC. MFS RESEARCH PORTFOLIO
                          DECEMBER 31, 2002 COMMENTARY
   --------------------------------------------------------------------------

For the 12 months ended December 31, 2002, the Portfolio's Class I, Class S, Class ADV shares provided total returns of -24.89%, -25.15%, and -25.29%, respectively. This compares with a return of -22.10% over the same period for the Portfolio's benchmark, the Standard and Poor's 500 Stock Index(1) (the
S&P 500) and -27.77% for the Morningstar Large Growth peer group. The S&P 500 is a commonly used measure of the broad stock market.

DIFFICULT YEAR FOR THE STOCK MARKET

All of the sectors in the S&P 500 posted negative returns for 2002. This was the first time all sectors were down since Standard & Poor's started collecting sector data in 1981. Deteriorating economic conditions, corporate accounting scandals, and the possibility of war with Iraq contributed to the market's decline. Technology, telecommunications, and utilities stocks were particularly hard hit; each was down more than 30% for the year.

Fortunately, we owned few utilities and, relative to the S&P 500, were underweighted in technology and telecommunications. Utilities were weak because of overcapacity and lower revenues that were the result of higher costs, fall out from the Enron scandals, and weak balance sheets. Technology stocks suffered primarily from a lack of corporate spending. Telecommunications companies performed poorly in the face of fierce competition for customers.

SOLID RETURNS FROM FINANCIAL AND DEFENSE STOCKS

Relative to our benchmark, the series was overweighted in financials, especially property and casualty insurance companies and those holdings helped performance. For the past 12 months, property and casualty insurers were able to increase premiums. As a group, many firms in the sector were up modestly at a time when the rest of the market was down. Within banking, Bank of America, with its strong consumer base and limited exposure to Latin American debt, was a standout for the fund because of the strong performance of its consumer business lines.

WEAK PERFORMANCE FROM SELECTED STOCKS

Although financials did well for us as a group, there were a few individual firms that did not perform well at all. FleetBoston was hurt by its exposure to turbulent markets in Brazil and Argentina. Capital One, a credit card company, was forced by regulators to increase its bad loan and capital reserves because the company had aggressively pursued consumers with weak credit histories.

Other stocks that performed particularly poorly for the Portfolio were Tyco, Bristol-Myers Squibb, and AmDocs. Mismanagement and accounting scandal rocked Tyco. Bristol-Myers' stock declined as many of its drugs came off patent protection. Amdocs Ltd., a software firm that supports the telecommunications industry, was hurt when accounting scandals at its two biggest clients, WorldCom and Qwest hit those firms.

FUTURE OPPORTUNITIES FROM PHARMACEUTICALS AND UNDERPRICED STOCKS

We think that many of the strong performing financial stocks are nearing fair value, and we would expect to start switching some of those assets to other holdings. After a year of falling prices, pharmaceutical stocks are now attractively valued in our opinion. Eli Lilly, Pfizer, and Forest Labs each have a potentially strong lineup of drugs in the approval pipeline and face limited competition from generic drugs.

----------------------------

(1) The Standard & Poor's (S&P) 500 Index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

                   ING PARTNERS, INC. MFS RESEARCH PORTFOLIO
                      DECEMBER 31, 2002 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

After a difficult year in the market, we're finding many stocks whose prices are well below what we think they're worth. In particular, we're interested in larger, well-known names in established markets. We feel that some of these well-run companies were unfairly punished by market declines in 2002. We'll be looking closely at companies where we see relatively stable earnings and a broad business mix. We think that business mix is important; if one division of a company falters, other more successful business units may be able to make up the lost earnings.

David A. Antonelli
Director of Global Equity Research

NOTE TO SHAREHOLDERS: EFFECTIVE FEBRUARY 28, 2002, DAVID A. ANTONELLI, DIRECTOR OF INTERNATIONAL EQUITY RESEARCH SINCE 1999, BEGAN TO OVERSEE OUR U.S. AND NON-U.S. EQUITY RESEARCH ANALYSTS IN THE ROLE OF DIRECTOR OF GLOBAL EQUITY RESEARCH.

THE COMMITTEE OF MFS RESEARCH ANALYSTS IS RESPONSIBLE FOR THE DAY-TO-DAY MANAGEMENT OF THE FUND UNDER THE GENERAL SUPERVISION OF MR. ANTONELLI.

THE OPINIONS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS, AND NO FORECASTS CAN BE GUARANTEED.

THE PORTFOLIO IS ACTIVELY MANAGED, AND CURRENT HOLDINGS MAY BE DIFFERENT.

IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            ING MFS RESEARCH PORTFOLIO - INITIAL CLASS  S&P 500 INDEX
11/28/97                                       $10,000        $10,000
6/30/98                                        $11,587        $11,973
12/31/98                                       $12,076        $13,077
6/30/99                                        $13,178        $14,697
12/31/99                                       $14,978        $15,828
6/30/2000                                      $15,911        $15,761
12/31/2000                                     $14,307        $14,386
6/30/2001                                      $12,480        $13,425
12/31/2001                                     $11,319        $12,676
6/30/2002                                       $9,642        $10,929
12/31/2002                                      $8,501         $9,715


AVERAGE ANNUAL TOTAL RETURN FOR THE FUND FOR THE PERIODS ENDED 12/31/02:  CLASS I   CLASS S   CLASS ADV
One Year:                                                                 (24.89)%  (25.15)%   (25.29)%
Five Year:                                                                 (2.81)%         -          -
Since Inception*:                                                          (3.14)%  (24.09)%   (24.22)%

* Class I commenced operations on 11/28/1997, Class S and Class ADV commenced operations on 12/10/2001.

--------------------------------

Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

               ING PARTNERS, INC. OPCAP BALANCED VALUE PORTFOLIO
                          DECEMBER 31, 2002 COMMENTARY
   --------------------------------------------------------------------------

The ING OpCap Balanced Value Portfolio had a difficult year in 2002 in a sharply lower stock market. The market fell for most of the year due to economic concerns and corporate accounting scandals. The Portfolio's Class I, Class S, and Class ADV shares returns of -21.06%, -21.23%, and -21.46% compared to -9.96% for our benchmark, a 60% weighting of the S&P 500 Index(1) and a 40% weighting of the Lehman Brothers Government/Corporate Intermediate Bond Index(2) was extremely disappointing. We did somewhat better than the S&P 500, a widely followed measure of the stock market, which returned -22.10%., but underperformed the Morningstar Balance peer group at -9.83%. We trailed our benchmark due primarily to losses on two investments -- WorldCom (telecommunications services) and El Paso Corp. (natural gas).

The Portfolio rallied strongly in the fourth quarter, when the stock market rebounded. Our return of 10.4%% in the quarter compared with 5.9% for the benchmark. We remain dedicated to generating excellent returns and outperforming the benchmark over time.

The Portfolio invests in stocks for appreciation and bonds for income. Among our stocks, Citigroup (banking) was the top contributor to performance in the year. We bought the stock in the third quarter near its low and benefited as the price recovered. Other contributors included Tyco International (diversified manufacturing and service company), another timely third quarter purchase; Eli Lilly (pharmaceuticals), also purchased in the third quarter when the market was near its bottom; Clear Channel (radio broadcasting); and Countrywide Financial (mortgage origination and servicing).

Detractors, in addition to WorldCom and El Paso, included JDS Uniphase (fiber-optic components) and General Electric (diversified industrial corporation).

We invest in stocks priced below our estimate of intrinsic value. Our largest new investment in the fourth quarter was Tenet Healthcare (hospitals and other healthcare facilities), which we purchased after the stock was beaten down on the controversy surrounding the company's pricing practices and Medicare reimbursements. We also bought Bank of New York, an undervalued financial institution that is focused on high-growth, fee-based businesses including custodial, trustee, and transfer agent and registrar services for corporations and institutional investors. Other new positions included Carnival (cruise ship operator), which has a strong competitive position in a consolidating industry, and UnumProvident (insurance). Sales in the fourth quarter included McDonald's (fast food) and Duke Energy (utility).

Our fixed income investments performed extremely well over the period. Our fixed income holdings are allocated about three-fifths to corporate securities and two-fifths to Treasury Inflation-Protected Securities (TIPS). We added to our corporate bonds early in the fourth quarter when they offered unusually large yield spreads over Treasuries. This move paid off when corporates rebounded, outperforming other bond market sectors.

----------------------------

(1) The Standard & Poor's (S&P) 500 Index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

(2) The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged market value-weighted index of government and investment-grade corporate fixed-rate debt issues with maturities between one and 10 years. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

               ING PARTNERS, INC. OPCAP BALANCED VALUE PORTFOLIO
                      DECEMBER 31, 2002 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

We expect stocks to move higher in 2003. In our view, the stage is set for a reversal of the past year's declines. Although it is difficult to discern in the short term, the economy is in excellent long-term health. Productivity is strong, interest rates are low, and liquidity, industrial capacity and labor are in ample supply. In the coming months, the economic recovery should strengthen and, importantly, gain recognition. The stronger economy we anticipate should lead to a marked improvement in earnings from current low levels. In addition, we expect a distinct upturn in investor sentiment and an increase in the market's willingness to look past near-term uncertainty. This should lead to higher valuations for fundamentally solid companies that were out of favor in 2002.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            ING OPCAP BALANCED VALUE
            PORTFOLIO - SERVICE CLASS  S&P 500 INDEX
12/10/2001                    $10,000        $10,000
12/31/2001                     $9,880        $10,071
1/31/2002                      $9,633         $9,915
2/28/2002                      $9,179         $9,709
3/31/2002                      $9,641        $10,065
4/30/2002                      $9,123         $9,447
5/31/2002                      $8,900         $9,361
6/30/2002                      $8,143         $8,683
7/31/2002                      $7,450         $7,997
8/31/2002                      $7,718         $8,036
9/30/2002                      $7,048         $7,152
10/31/2002                     $7,387         $7,770
11/30/2002                     $8,170         $8,214
12/31/2002                     $7,783         $7,718

AVERAGE ANNUAL TOTAL RETURN FOR THE FUND FOR THE PERIODS ENDED 12/31/02:  CLASS I   CLASS S   CLASS ADV
One Year:                                                                 (21.06)%  (21.23)%   (21.46)%
Since Inception*:                                                         (20.90)%  (21.06)%   (21.27)%

* Class I, Class S, and Class ADV commenced operations on 12/10/2001.

----------------------------

Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

                ING PARTNERS, INC. PIMCO TOTAL RETURN PORTFOLIO
                          DECEMBER 31, 2002 COMMENTARY
   --------------------------------------------------------------------------

MARKET ENVIRONMENT

While 2002 was a relatively difficult period for financial assets, fixed income securities weathered the storm relatively well. Whereas the first quarter hinted at signs of a recovery, the second and third quarters were characterized by a growing loss of confidence in financial markets. Outrage over the expanding list of companies caught up in accounting scandals and corporate governance abuses cast a pall over the stock market and hurt the performance of corporate bonds, especially in the telecom and energy/utilities sectors. Efforts by companies to rehabilitate their credit quality did little to reassure corporate bond investors. A stream of bad news from high profile issuers reinforced risk aversion among lenders already bruised by accounting scandals. Sluggish global growth and anxiety over a potential war with Iraq spawned a flight to quality. Treasury yields fell as much as 147 basis points, with the 10-year plunging to
3.59 percent at the end of the third quarter, its lowest level in 40 years.

Investors' risk appetites began to revive in the fourth quarter, calming the financial market turmoil that produced a flight to safe assets, especially Treasuries, in the previous two quarters. The return to normalcy came amid heightened confidence that U.S. and European policymakers would protect the global economy against the risks of deflation. The powerful Treasury rally stalled during the final quarter as investors regained interest in credit sensitive fixed income assets as well as non-U.S. bonds. The 10-year Treasury yield ended 2002 at 3.81 percent, up 22 basis points during the quarter, though still down 124 basis points for the full year.

STRATEGY REVIEW

Our Total Return philosophy revolves around the principle of diversification. We believe that no single risk should dominate returns. Through diversification and the use of multiple strategies, we are confident that we will be able to generate a solid track record with a high degree of consistency. We seek to add value through the use of "top down" strategies such as interest rate/duration management, yield curve positioning and sector rotation. We also employ "bottom up" strategies involving analysis and selection of specific securities. By combining perspectives from both the portfolio level and the security level, we have consistently added value over time while incurring acceptable levels of portfolio risk.

PERFORMANCE REVIEW -- 2ND HALF 2002

Since inception 05/01/02, the ING Total Return Portfolio outperformed its benchmark, the Lehman Brothers Aggregate Bond Index(1). A near index duration over the period was neutral for returns. An underweight to Treasury/Agency securities relative to the benchmark hurt returns as Treasuries and other top quality assets outperformed in 2002. An allocation to Mortgage backed securities was positive as they outpaced Treasuries on a like-duration basis for the quarter and the year. Mortgages held up well though refinancing remained rapid with rates near 40 year lows. Risk-averse banks reluctant to own corporates were strong buyers of mortgage backed securities. While an underweight to corporates relative to the benchmark was positive for performance, security selection hurt returns. Although spreads between Eurozone bonds and Treasuries narrowed during the fourth quarter, an allocation to developed Non-U.S. bonds was slightly negative for returns over the entire period. Demand for Treasuries was higher for most of the year due to their appeal as a safe haven and the view among some investors that the U.S. recovery would slow.

----------------------------

(1) Lehman Brothers Aggregate Bond Index is a benchmark index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment-grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

                ING PARTNERS, INC. PIMCO TOTAL RETURN PORTFOLIO
                      DECEMBER 31, 2002 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

PERFORMANCE REVIEW -- 4TH QUARTER 2002

Your Portfolio outperformed its benchmark for the quarter. A near-index duration was neutral for returns for the quarter. Emphasis on intermediate maturities was positive as these issues outperformed at the start and the end of the quarter. A mortgage overweight helped returns as market volatility declined and yield premiums relative to Treasuries narrowed. A corporate underweight was negative as credit-sensitive assets outperformed, but security selection of telecom bonds added to returns amid the revival of risk appetites. An allocation to real return bonds was slightly positive as less volatile real yields rose less than Treasury yields. Emerging market bonds added to returns, bouncing back strongly amid lower global risk aversion and Brazil's recovery. Exposure to developed non-U.S. bonds was positive. Eurozone issues outperformed due to European growth lagging that of the U.S. over the period. Euro exposure helped returns as increased global risk tolerance dimmed the allure of dollar assets as a safe haven

MARKET OUTLOOK/PORTFOLIO STRATEGY

The global economy is in transition; U.S. fiscal and monetary stimulus will reduce near term deflation risk and shift the global economy toward reflation over the long term. Moderate growth, mild inflation and range-bound interest rates will prevail in 2003; over the next few years inflation will rise to highs of 3-4 percent and rates will trend upward. However, this transition will not mean a bear market for bonds, which will still offer relatively attractive yields and low volatility.

In light of our outlook, we will look to add value by protecting Portfolios from both near term deflation and longer-term reflation risks. We will maintain flat to slightly above-index duration, including exposure to Eurozone bonds; these issues should outperform as weaker growth causes European rates to fall toward or below U.S. rates. We will focus on short and long maturities as the middle of the yield curve will bear the brunt of eventual rate increases; longer maturities would outperform if deflation took hold. In terms of sector strategies, we will retain mortgages as a structural holding to enhance credit quality and yield, despite lessened prospects for capital gains following their strong rally. We will maintain an underweight to corporates, but add value by selecting issues with attractive yield premiums and solid credit fundamentals. We will own emerging market bonds, which should perform well as U.S. growth bolsters global economic fundamentals. In addition, we will focus on real return bonds, which should outperform over the longer term as inflation exceeds market expectations. We will retain modest euro exposure to benefit from a weaker dollar amid concern about the substantial U.S. trade deficit.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            ING PIMCO TOTAL RETURN PORTFOLIO - SERVICE CLASS  LEHMAN BROTHERS AGGREGATE BOND INDEX
5/1/2002                                             $10,000                               $10,000
5/31/2002                                            $10,110                                $9,958
6/30/2002                                            $10,150                                $9,971
7/31/2002                                            $10,291                               $10,094
8/31/2002                                            $10,460                               $10,118
9/30/2002                                            $10,581                               $10,274
10/31/2002                                           $10,561                               $10,187
11/30/2002                                           $10,590                               $10,079
12/31/2002                                           $10,807                               $10,098


CUMULATIVE TOTAL RETURN FOR THE FUND FOR THE PERIOD ENDED 12/31/02:  CLASS I  CLASS S  CLASS ADV
Since Inception*:                                                     0.0821   0.0807     0.0788

* Class I, Class S, and Class ADV commenced operations on 5/01/2002.

----------------------------

Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

        ING PARTNERS, INC. SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO
                          DECEMBER 31, 2002 COMMENTARY
   --------------------------------------------------------------------------

For the 12 months ended December 31, 2002, the portfolio's Class I, Class S, and Class ADV shares provided total returns of -35.31%, -35.46%, and -35.59%, respectively. This compares to a return of -28.03% over the same period for the portfolio' benchmark, the Russell 3000 Growth Index(1) (the Russell Index). The Russell Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices.

MARKET ENVIRONMENT PROVED DIFFICULT

The period began on an upbeat note but, in the end, proved quite challenging. After rallying in the final months of 2001, stocks experienced a strong downdraft that started in the spring of 2002 and lasted for most of the period. The major factor, in our view, was an expected earnings recovery that didn't happen. Going into 2002, we think investors were expecting a recovery in corporate earnings in the second half of the year. When it became clear that was not happening, growth expectations fell and stock prices followed them downward. Additional factors such as geopolitical tension over Iraq and corporate accounting scandals added to the market's woes.

In October, stock markets reversed direction again, and we saw a fourth-quarter rally. Investor psychology seemed to turn around, in part because third-quarter earnings in general were somewhat encouraging. We think investors began to look beyond near-term weakness and become more optimistic about 2003. For the period overall, however, most equity market indices still showed double-digit declines.

LEISURE AND FINANCIAL SERVICES HOLDINGS HELPED PERFORMANCE

In the leisure sector, we correctly anticipated that advertising spending would improve, benefiting broadcasting holdings such as Fox Entertainment, Viacom, and Clear Channel Communications. In the financial services area, several brokerage stocks helped performance, including Merrill Lynch & Co. and Goldman Sachs. Although the brokerage industry was under tremendous pressure over the period from weak equity markets, declining investment banking activity, and investigations into business practices, many firms managed to seriously reduce costs and improve profitability.

Our analysts also uncovered company-specific opportunities across a range of industries. One example was Forest Laboratories, a pharmaceutical firm that introduced Lexapro, a promising new antidepressant. In the beaten-down technology sector, printer manufacturer Lexmark was one of the rare companies that exceeded earnings expectations. After strong printer sales over the past few years, the company benefited from large sales of ink cartridges, which are far more profitable than printers.

DETRACTORS FROM PERFORMANCE

In addition to an overall down market, three areas were largely responsible for the portfolio' negative performance: technology holdings overall; an underweighting in consumer staples stocks, which did well over the period; and several large holdings that stumbled.

----------------------------

(1) The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. Please note that all indexes are unmanaged and do not take into account any fees and expanses of the individual securities that they track. Individuals cannot invest directly in ant index.

        ING PARTNERS, INC. SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO
                      DECEMBER 31, 2002 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

Going into the period, we had a large overweighting in technology, much of it in smaller companies that we felt had high growth potential. As the market turned against technology and toward more defensive stocks, many of our holdings fell sharply. We came to believe that technology spending by corporations would remain soft for the near term, and we cut back our technology holdings considerably. By the end of the period, the portfolio was underweighted in technology, relative to its benchmark, for the first time in many years. Many of our remaining tech positions were in larger, more established companies.

As a relatively aggressive growth offering, the portfolio has historically been underweighted in the consumer staples area because we have not considered those stocks to be aggressive growth opportunities. That worked against us in the short term, however, as companies that make things such as toothpaste, soap, and diapers -- everyday necessities that consumers purchase regardless of the state of the economy -- did relatively well in a down market.

Finally, several of our larger holdings declined because of high-profile problems. At Tyco, the discovery that the CEO had been cheating on state income taxes led to further revelations about misdeeds by much of his management team. This management impropriety caused business disruption and a loss of investor confidence that hurt the stock's valuation. Hospital concern Tenet Healthcare's stock declined on disclosures that aggressive price increases had allowed the firm to capture dubiously high Medicare reimbursements. The problems at both Tenet and Tyco resulted from issues that were, in our view, very difficult for a research analyst to uncover. By the end of the period, we had sold our Tenet stock and reduced our Tyco holdings to a very small position.

We also had problems with some other health care holdings. At Baxter International, we failed to anticipate that pricing of a key product would weaken as supply caught up with demand. We sold our Baxter holdings by the end of the period. At Genzyme, we did not know that the company had been oversupplying its distributors with Renagel, a kidney drug that is Genzyme's largest-selling product. Sales suffered for a time as the distributors worked through excess inventory, and the stock fell. However, we continue to believe in Genzyme over the longer term, and in fact used the drop in share price as an opportunity to increase our holdings.

LOOKING AHEAD*

We think we are seeing the early stages of an economic recovery. For the first time in several years, we saw positive earnings growth on a year-over-year basis in the second quarter of 2002, and we see that continuing. We've been through three years of a very weak economic and market environment; coming out of that, we think an aggressively positioned growth portfolio may have the opportunity to perform well.

*The commentary above has been provided by MFS. Please note that effective December 16, 2002, MFS was replaced as sub-adviser to the Portfolio by Salomon Brothers Asset Management Inc. During the last few weeks of 2002, the transitioning of the Portfolio to align it with the Salomon model was successfully completed.

Respectfully,

Dale A. Dutile     Eric B. Fischman   John E. Lathrop    David E. Sette-Ducati
Portfolio Manager  Portfolio Manager  Portfolio Manager  Portfolio Manager

NOTE TO SHAREHOLDERS: EFFECTIVE APRIL, 2002, ERIC B. FISCHMAN BECAME A MANAGER OF THE PORTFOLIO. JOHN W. BALLEN, A LONG-TIME MANAGER OF THE PORTFOLIO, PROVIDES GENERAL OVERSIGHT OF THE MANAGEMENT OF THE PORTFOLIO.

        ING PARTNERS, INC. SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO
                      DECEMBER 31, 2002 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

THE OPINIONS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGERS AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONSIDERATIONS.

IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

THE PORTFOLIO IS ACTIVELY MANAGED, AND CURRENT HOLDINGS MAY BE DIFFERENT.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     ING SALOMON BROTHERS AGGRESSIVE
                     GROWTH PORTFOLIO - INITIAL CLASS
            (FORMERLY THE ING MFS EMERGING EQUITIES PORTFOLIO)  RUSSELL 3000 GROWTH INDEX
11/28/97                                               $10,000                    $10,000
6/30/98                                                $11,876                    $11,730
12/31/98                                               $12,821                    $12,639
6/30/99                                                $14,689                    $14,088
12/31/99                                               $19,343                    $15,277
6/30/2000                                              $19,542                    $15,424
12/31/2000                                             $13,776                    $14,135
6/30/2001                                              $11,817                    $13,278
12/31/2001                                             $10,304                    $12,530
6/30/2002                                               $7,845                    $10,920
12/31/2002                                              $6,666                     $9,672


AVERAGE ANNUAL TOTAL RETURN FOR THE FUND FOR THE PERIODS ENDED 12/31/02:  CLASS I   CLASS S   CLASS ADV
One Year:                                                                 (35.31)%  (35.46)%   (35.59)%
Five Year:                                                                 (7.58)%         -          -
Since Inception*:                                                          (7.65)%  (34.39)%   (34.54)%

* Class I commenced operations on 11/28/1997, Class S and Class ADV commenced operations on 12/10/2001.

--------------------------------

Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

             ING PARTNERS, INC. SALOMON BROTHERS CAPITAL PORTFOLIO
                          DECEMBER 31, 2002 COMMENTARY
   --------------------------------------------------------------------------

MARKET REVIEW

In 2002, the Russell 3000 Index(1) lost 21.54% with value stocks outperforming growth stocks. The Russell 3000 Value Index(2) lost 15.18% while the Russell 3000 Growth Index(3) was down 28.03% and the ING Salomon Capital Portfolio's Class I, Class S, and Class ADV shares had negative returns of 24.42%, 24.62%, and 24.79%, respectively. Many market sectors ended the year negatively. Technology, health care, and utilities were among the worst performing sectors of the benchmark Russell 3000 over 2002.

PERFORMANCE REVIEW

The Fund's investment strategy is known as a broad market strategy. The Fund attempts to find the best opportunities across the market, wherever they may be. The Fund invests in companies of various sizes. This strategy can also be characterized as a "style neutral" or "blend" portfolio in that it purchases both growth and value stocks. In fact, in managing the Fund's assets, we try to find out-of-favor value stocks that we think may blossom into growth stocks. At times these may include some of the Fund's best performers because the Fund buys them when we believe they are inexpensive and hold them through the entire period of appreciation as the market recognizes their true potential.

During 2002, the Fund's flexibility had led us to increase the Fund's holdings of out-of-favor growth stocks, trading at value prices. In fact during the second half of 2002 the Fund added to many growth positions at prices that were lower than the net cash per share on the company's balance sheet. During the past 24 months we have also been increasing the average market capitalization of the Fund as we have found increased opportunities in larger stocks and the lack of liquidity of the lowest end of the small cap spectrum has made getting trading executions in these stocks difficult.

OUTLOOK

There are higher than normal risk factors affecting U.S. consumer and market confidence. The risk of war in Iraq, a confrontational US/North Korea relationship, the threat of terrorism and the continued unwinding of the recent U.S. bubble leave the U.S. economy and markets in a vulnerable position. On the positive side, the severe credit crunch that negatively affected the U.S. economy in the second half of 2002 seems to be abating as major corporations have liquefied their balance sheets. We believe that many of these companies, particularly in the wireline telecommunications sector, will now have the flexibility to stop cutting capital investment and may start increasing investment on a slow, targeted basis sometime in 2003. This view is generally not shared in the market and if it comes to pass could lead to significant appreciation in stocks of infrastructure suppliers to the telecommunications industry. On the other hand, we do not expect a robust capital investment environment to develop in 2003 -- more of the absence of a negative as opposed to the development of a positive.

----------------------------

(1) The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

(2) The Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

(3) The Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

             ING PARTNERS, INC. SALOMON BROTHERS CAPITAL PORTFOLIO
                      DECEMBER 31, 2002 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

From a portfolio positioning point of view the most significant aspects that we would like to point out are that the Fund has continued to own more growth-oriented and more aggressive stocks than normal. The Fund has a particularly large overweight in the telecommunications equipment sector as these stocks are depressed by market expectations that there is no foreseeable end to the current weak spending environment. Other notable concentrations are in distressed convertible/debt securities (particularly in telecommunications equipment companies), insurance-related stocks, and cable/telecommunications-related companies. We are generally underweight deep cyclicals and credit sensitive financials. Finally, the Fund has a healthy amount of cash in reserve to add positions as opportunities arise or valuations become more attractive.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            ING SALOMON BROTHERS CAPITAL
             PORTFOLIO - SERVICE CLASS    RUSSELL 3000 INDEX
12/10/2001                       $10,000             $10,000
12/31/2001                       $10,095             $10,087
1/31/2002                         $9,982              $9,951
2/28/2002                         $9,736              $9,733
3/31/2002                        $10,083             $10,151
4/30/2002                         $9,767              $9,609
5/31/2002                         $9,793              $9,485
6/30/2002                         $8,607              $8,791
7/31/2002                         $7,750              $8,082
8/31/2002                         $7,585              $8,107
9/30/2002                         $6,574              $7,244
10/31/2002                        $7,145              $7,809
11/30/2002                        $8,220              $8,267
12/31/2002                        $7,610              $7,786

AVERAGE ANNUAL TOTAL RETURN FOR THE FUND FOR THE PERIODS ENDED 12/31/02:  CLASS I   CLASS S   CLASS ADV
One Year:                                                                 (24.42)%  (24.62)%   (24.79)%
Since Inception*:                                                         (22.52)%  (22.71)%   (22.88)%

* Class I, Class S, and Class ADV commenced operations on 12/10/2001.

----------------------------

Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

         ING PARTNERS, INC. SALOMON BROTHERS INVESTORS VALUE PORTFOLIO
                          DECEMBER 31, 2002 COMMENTARY
   --------------------------------------------------------------------------

We believe that 2002 was a year that most investors would like to forget. In our opinion, the Portfolio had a challenging year. Although the Portfolio avoided many of the high-profile "blow-ups," we feel that several companies that the Portfolio did own were dragged down in sympathy. Although the Portfolio outperformed nicely in the fourth quarter, for the full year, it was a disappointing -22.59%, -22.84%, and -23.08% for Class I, Class S, and Class ADV shares, respectively, compared to the S&P 500 Index(1) of -22.10% and the Morningstar Large Cap Value peer group of -18.92% We believe the Portfolio's underperformance relative to its peer group was primarily due to security selection in the utilities sector.

In the utilities sector, the Portfolio's exposure to El Paso Corporation and the Williams Companies penalized our performance. El Paso and Williams both have merchant energy operations, which came under a great deal of scrutiny from regulatory authorities, politicians, and rating agencies in the past year. The Portfolio sold its Williams position in the early summer but continued to hold El Paso due to what we felt was its stronger balance sheet and more attractive asset profile. In the fourth calendar quarter however, despite what we felt was El Paso's favorable valuation, we decided to exit the position due to the heightened risk profile.

The Portfolio's technology holdings also hurt performance this year. Throughout the spring and summer, we continued to add modestly to the Portfolio's technology positions. In addition to valuation, our focus was on companies with a market leadership position and a strong balance sheet. We recognized that these stocks could see further downside, but we wanted to position the Portfolio to outperform if these stocks recovered. This strategy paid off in the fourth quarter as the technology sector rallied, but not enough to offset the underperformance earlier in the year. We reduced the Portfolio's technology holdings in the fourth quarter due to increased valuations.

Healthcare proved to be a bright spot in the Portfolio this year. Three of the Portfolio's top five contributors came from the pharmaceutical industry, including Pharmacia, Novartis and Eli Lilly. Pharmacia benefited from a takeover offer from Pfizer, which the Portfolio also owned. We are excited about the prospects of this merger and the Portfolio continues to own shares in both companies. In the summer, we added to the Portfolio's healthcare exposure as some of the drug stocks reached multi-year valuation lows. As those valuations recovered in the fall, we took profits in Novartis and Eli Lilly. We still favor the healthcare sector.

PORTFOLIO MANAGER MARKET AND PORTFOLIO OUTLOOK

Given current interest rate levels and equity market valuations, we continue to have a positive outlook on the U.S. equity market. However, we will continue to monitor consumer data carefully. We believe the consumer has sustained the economic recovery thus far, and the question remains, how much longer the consumer can continue doing so.

We feel possible future stimulative measures proposed by the administration, coupled with the historically low federal funds rate, should help foster continued economic growth. Although geopolitical events could lead to further equity market volatility, we believe the Portfolio is well positioned in the current market environment.

----------------------------

(1) The Standard & Poor's (S&P) 500 Index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

         ING PARTNERS, INC. SALOMON BROTHERS INVESTORS VALUE PORTFOLIO
                      DECEMBER 31, 2002 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            ING SALOMON BROTHERS INVESTORS
            VALUE PORTFOLIO - SERVICE CLASS  S&P BARRA 500 VALUE INDEX
12/10/2001                          $10,000                    $10,000
12/31/2001                           $9,984                    $10,120
1/31/2002                            $9,837                     $9,829
2/28/2002                            $9,527                     $9,722
3/31/2002                           $10,015                    $10,211
4/30/2002                            $9,667                     $9,689
5/31/2002                            $9,628                     $9,704
6/30/2002                            $8,653                     $9,080
7/31/2002                            $7,878                     $8,087
8/31/2002                            $7,920                     $8,122
9/30/2002                            $6,851                     $7,183
10/31/2002                           $7,487                     $7,764
11/30/2002                           $8,339                     $8,290
12/31/2002                           $7,704                     $7,846

AVERAGE ANNUAL TOTAL RETURN FOR THE FUND FOR THE PERIODS ENDED 12/31/02:  CLASS I   CLASS S   CLASS ADV
One Year:                                                                 (22.59)%  (22.84)%   (23.08)%
Since Inception*:                                                         (21.57)%  (21.81)%   (22.09)%

* Class I, Class S, and Class ADV commenced operations on 12/10/2001.

----------------------------

Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

            ING PARTNERS, INC. T. ROWE PRICE GROWTH EQUITY PORTFOLIO
                          DECEMBER 31, 2002 COMMENTARY
   --------------------------------------------------------------------------

PERFORMANCE

In the 12 months ended December 31, your fund's Class I, Class S, and Class ADV shares posted losses of -23.29%, -23.50%, and -23.70%, respectively; these were less severe than the large growth peer group of -27.77% and style benchmark Russell 1000 Growth Index(1) of -27.89%, and slightly underperformed the broad S&P 500 Stock Index(2) of -22.10%. The primary relative performance driver was stock selection in the health care and information technology sectors, while industrials and business services were a significant drag.

For the year, every sector in the S&P 500 posted losses and only energy and materials scratched out meager gains in the Russell 1000 Growth Index. Strength in these two sectors contributed value's outperformance relative to growth. However, the surge in information technology in the fourth quarter helped to push growth ahead of value for the last six months.

MARKET ENVIRONMENT

Stocks resumed to their familiar downtrend in December, giving back much of their impressive gains from the previous two months. Though the S&P 500 Index managed an 8.44% gain for the fourth quarter, equity markets posted a third consecutive annual loss, their worst performance since 1939 -- 41. The S&P 500 returned -22.10% for the year. Small- and mid-cap shares held up better than large-caps. The S&P MidCap 400 Index and the Russell 2000 Index of smaller companies returned -14.51% and -20.48%, respectively, for the year. Across all capitalizations value outperformed growth.

Geopolitical tensions mounted in December, pushing oil prices above $33 a barrel and casting a pall over business and consumer confidence. Partly as a result economic news remained decidedly mixed. By some reports, the Christmas shopping season in the U.S. was the worst in more than 30 years. Yet bright spots remained, including strong growth in productivity and real personal income, and a rebound in corporate profits. As was the case throughout the year, technology and telecommunications stocks paced the market rout, leading to a -31.53% 12-month result for the tech-dominated Nasdaq Composite.

INVESTMENT PERFORMANCE

An underweight allocation and strong stock selection in the information technology sector generated the strongest contribution to relative performance. Our significant underweight in the sector, which plunged in the first three quarters of 2002, and our focus on service companies such as Affiliated Computer Services and Accenture benefited relative results as this group held up better than the rest of technology during the downturn. Among semiconductor stocks, which generated mixed results during the year, the portfolio benefited from excellent performance in Korea-based Samsung Electronics.

Health-Care was another positive for the fund, as service providers remained resilient in the downturn. However, as the markets moved higher in the fourth quarter, these holdings suffered as investors moved into more cyclical and riskier sectors. Strength from service providers offset weakness in equipment manufacturers and pharmaceuticals. Our overweight positions in UnitedHealth Group, WellPoint Health Networks, HCA, and AmerisourceBergen were strong absolute and relative contributors. Service providers generated solid earnings results without significant multiple expansion making them attractive to investors looking for a measure of stability. We trimmed some of these holdings and reallocated some of the sector's first-half gains into media and technology positions in the summer. For the year, Wyeth was the largest detractor in health care group. It struggled amid issues associated with its hormone replacement therapy and the stock lost nearly 40%. The issues appear to be resolved, as many doctors believe the benefits outweigh the slight increased risk and the stock has risen in recent months.

----------------------------

(1) The Russell 1000 Growth Index is an unmanaged market capitalization-weighted index of growth-oriented stocks of the largest U.S. domiciled companies. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.
(2) The Standard & Poor's (S&P) 500 Index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

            ING PARTNERS, INC. T. ROWE PRICE GROWTH EQUITY PORTFOLIO
                      DECEMBER 31, 2002 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

The Industrials and business services sector was the largest detractor to relative results as investors punished large conglomerates that had complex accounting or an acquisitive nature. The business services industry struggled with flagging demand at the beginning of the year. However, more recently, as the economy has improved, business processors have become the top-performing group in this sector. Apollo Group was among our top contributors to relative results, benefiting from its online education programs.

Conglomerates Tyco and GE struggled during the year as both suffered amid corporate improprieties. Tyco was the worst contributor for the whole year despite posting a strong rebound in the last quarter. Its stock fell 71% during the year. GE's woes were much less severe, but the firm continues to reorganize its management after Jack Welch's departure and faces challenges in aerospace and power divisions. Despite being a bottom contributor to absolute results, our underweight position benefited relative returns. Concord EFS was another major disappointment. Concord fell after its earnings quality was questioned due to a significant charge off. However, like Tyco and GE, we believe the firm's fundamentals are still in tact and this will be a good performer over the next few years.

OUTLOOK
Sharp cuts in capital investment, successful labor cost containment efforts, and strong productivity gains have set the stage for a resumption of corporate profit growth, which should in turn support a capital spending rebound. This lends to our optimistic outlook, as we believe that the valuations of our companies are very attractive relative to their earnings growth prospects. Your portfolio holds seasoned, well-managed, consistent-growth companies, and during the year we systematically increased its economic sensitivity to take advantage of the eventual economic upturn. Over time, in an environment of stable earnings and increasing corporate profits, we think investor uncertainties will subside and growth stock investing will regain its luster.

Respectfully,

Robert Smith

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO - INITIAL CLASS  S&P 500 INDEX
11/28/97                                                      $10,000        $10,000
6/30/98                                                       $11,890        $11,973
12/31/98                                                      $13,019        $13,077
6/30/99                                                       $14,159        $14,697
12/31/99                                                      $15,926        $15,828
6/30/2000                                                     $17,193        $15,761
12/31/2000                                                    $15,920        $14,386
6/30/2001                                                     $14,700        $13,425
12/31/2001                                                    $14,294        $12,676
6/30/2002                                                     $11,975        $10,929
12/31/2002                                                    $10,965         $9,715


AVERAGE ANNUAL TOTAL RETURN FOR THE FUND FOR THE PERIODS ENDED 12/31/02:  CLASS I   CLASS S   CLASS ADV
One Year:                                                                 (23.29)%  (23.50)%   (23.70)%
Five Year:                                                                  0.0145        --         --
Since Inception*:                                                           0.0182  (22.54)%   (22.72)%

* Class I commenced operations on 11/28/1997, Class S and Class ADV commenced operations on 12/10/2001.

----------------------------

Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

           ING PARTNERS, INC. UBS TACTICAL ASSET ALLOCATION PORTFOLIO
                          DECEMBER 31, 2002 COMMENTARY
   --------------------------------------------------------------------------

PERFORMANCE

The Year 2002 proved to be a difficult year for equity investors, with the S&P 500 Index(1) posting a return of -22.10%. In accordance with the Model's recommendations, the ING Tactical Allocation Fund was fully invested in stocks throughout the year and its' Class I, Class S, and Class ADV shares delivered net returns of -22.92%, -23.13%, and -23.35%, respectively.

ENVIRONMENT

The equity market's failure to price in the economy's emergence from the first recession in a decade was the product of a number of non-economic events that produced negative investor. The technology sector's substantial decline continued to cast a shadow over the marketplace, as reflected in an overemphasis on risk. More significantly, however, a number of non-market related factors continued to shake investor confidence. These included the ongoing threat of terrorism, continued turmoil in the Middle East, and the specter of a U.S.-led war in Iraq. In addition, the ongoing scrutiny of several well-publicized events continued to cast doubt on the validity of corporate accounting methods and the integrity of security recommendations provided by research analysts.

A turning point came on October 9, when the S&P 500 Index bottomed out in the wake of profit warnings from large U.S. companies and ongoing geopolitical concerns. Schering Plough, TXU and EMC all warned they would miss earnings and market participants were ever more fearful of the prospect of a conflict with Iraq. Shortly thereafter, General Electric, IBM and Hewlett Packard, all large constituents in the S&P 500, announced earnings that either beat or were in-line with consensus estimates. These reports, followed by positive economic news, led the market higher, and the S&P 500 Index rallied into the end of the year, finishing the quarter up 8.44%.

Positive signs on the economic front -- in-line or better-than-expected retail sales numbers, jobless claims, durable goods orders, and, of course the housing sector -- combined with the Fed's November move to lower interest rates, further boosted the rally into year-end.

STRATEGY AND OUTLOOK

As of January 2, 2003, the Model's Equity Risk Premium (ERP) was 10.21% and the strategy continued to be fully invested in the equity market.

The current ERP reading suggests that the market is significantly oversold and presents a compelling buying opportunity for long-term investors. Past precedent would lead us to believe this is the case as well. The behavior of the economy has historically been the basic determinant of stock market performance. As noted above, the economy has expanded in recent months, and there is no indication, presently, that inflation will be a cause for concern in the immediate future. In the past, these conditions have set the stage for a strong stock market. However, investor confidence has been shaken by other forces (noted above) that have had greater sway over the performance of the stock market than the historical determinants of its behavior. Over time, we expect that economic events will again take center stage and that non-economic factors will play a lesser role. In summary, at this stage we feel that a bet against the equity market equates to a bet against an economic recovery and decades of historical market performance -- neither of which we believe is prudent.

----------------------------

(1) The Standard & Poor's (S&P) 500 Index is considered to be representative of the stock market in general. The S&P 500 returns assume reinvestment of all dividends. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities they track. Individuals cannot invest directly in any index.

           ING PARTNERS, INC. UBS TACTICAL ASSET ALLOCATION PORTFOLIO
                      DECEMBER 31, 2002 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

It is the historical behavior of the economy and the equity market that is captured in the Strategic Allocation Model's Equity Risk Premium calculation. While the market has taken more time than usual to price in the generally sound economic fundamentals, we believe it will at some point. Being highly correlated with the economy, the Fund's equity allocation -- designed to track the S&P 500 Index -- means it will participate when the market finally reverses the negative emotions of 2002, and prices in an improved economic picture.

As with any investment discipline, there can be no guarantee that the will correctly anticipate changes in market trends the next market downturn or determine the right time to invest in stocks, bonds or cash.

Portfolios are actively managed and their compositions differ over time. The views expressed are those of UBS Global Asset Management (its asset management firms and individual portfolio managers) as of December 31, 2002. The views are subject to change based on market conditions; they are not intended to predict or guarantee the future performance of the markets, any market segment or any UBS advisory account or mutual fund. For complete information about the fund, including risks, charges and expenses, investors should read the prospectus carefully before investing.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            ING UBS TACTICAL ASSET ALLOCATION
                PORTFOLIO - SERVICE CLASS      S&P 500 INDEX
12/10/2001                            $10,000        $10,000
12/31/2001                             $9,908        $10,071
1/31/2002                              $9,761         $9,915
2/28/2002                              $9,561         $9,709
3/31/2002                              $9,908        $10,065
4/30/2002                              $9,297         $9,447
5/31/2002                              $9,221         $9,361
6/30/2002                              $8,555         $8,683
7/31/2002                              $7,873         $7,997
8/31/2002                              $7,926         $8,036
9/30/2002                              $7,055         $7,152
10/31/2002                             $7,657         $7,770
11/30/2002                             $8,101         $8,214
12/31/2002                             $7,616         $7,718

AVERAGE ANNUAL TOTAL RETURN FOR THE FUND FOR THE PERIODS ENDED 12/31/02:  CLASS I   CLASS S   CLASS ADV
One Year:                                                                 (22.92)%  (23.13)%   (23.35)%
Since Inception*:                                                         (22.45)%  (22.65)%   (22.86)%

* Class I, Class S, and Class ADV commenced operations on 12/10/2001.

----------------------------

Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

                ING PARTNERS, INC. VAN KAMPEN COMSTOCK PORTFOLIO
                          DECEMBER 31, 2002 COMMENTARY
   --------------------------------------------------------------------------

The ING Van Kampen Comstock Portfolio's Class I, Class S, and Class ADV shares returned -16.01%, -16.22%, and -16.36%, respectively from its inception on 5/1/02 through 12/31/02. The Portfolio outperformed the S&P 500/Barra Value Index(1), which returned -17.77% over the same time period.

The three primary contributors to the portfolio's performance for the year were stock selection and an overweight in the energy sector, stock selection in the materials sector, and an overweight in the consumer staples sector. The key detractors from performance during the year were telecommunication services, information technology, and utilities. Telecommunications, in particular, was hit extremely hard as companies struggled with too much debt and limited pricing power. The utilities group also suffered from high debt levels and poor pricing power while the information technology sector was handcuffed by companies' unwilling to make capital expenditures, the key factor in the profitability of technology companies.

We increased our allocation to the healthcare sector during the year and are significantly overweight in that area. Our focus has been on large pharmaceutical companies whose valuations became very attractive to us after the stocks were oversold amid investor concerns about patent expirations. We remain slightly overweight in the telecommunications and technology sectors.

The portfolio is significantly underweight in financial companies, as it has been throughout year. Our primary concerns in this area include default issues and lack of attractive valuations. In the near term we will probably maintain our underweight position in financial services, though we did increase our position somewhat in the latter part of 2002. We have reduced our allocation to utilities and slightly reduced our holdings of consumer discretionary and energy stocks.

We are cautiously optimistic about stock performance in the coming year despite economic concerns and global tensions that still weigh on the market. During this past year, many companies reduced costs and inventories in order to increase operating earnings and improve their positioning for an economic recovery. This could help to turn the market upward; however we still believe corporate profits and stock price returns will be modest. One wild card is the recently announced Bush tax package. Approximately half of the package's total cost is targeted toward getting investors back into the stock market. If taxes on stock dividends are reduced or eliminated as proposed, it could be a positive for the market, particularly large cap companies with the capability of paying or raising dividends.

Keep in mind that not all stocks in the portfolio performed favorably, nor is there any guarantee that these stocks will perform as well or will be held by the portfolio in the future.

Van Kampen Funds Inc.

----------------------------

(1) The S&P 500/Barra Value Index is a capitalization-weighted index consisting of S&P 500 stocks that have lower price-to-book ratios and, in general, share other characteristics with "value" stocks. Please note that indexes are unmanaged and do not take into account any fees and expenses of the individual securities the track. Individuals cannot invest directly in any index.

                ING PARTNERS, INC. VAN KAMPEN COMSTOCK PORTFOLIO
                      DECEMBER 31, 2002 COMMENTARY, CONT'D
   --------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            ING VAN KAMPEN COMSTOCK PORTFOLIO - SERVICE CLASS  S&P 500 INDEX  S&P BARRA 500 VALUE INDEX
5/1/2002                                              $10,000        $10,000                    $10,000
5/31/2002                                             $10,070         $9,822                     $9,906
6/30/2002                                              $9,190         $9,110                     $9,269
7/31/2002                                              $8,280         $8,391                     $8,255
8/31/2002                                              $8,430         $8,432                     $8,291
9/30/2002                                              $7,540         $7,504                     $7,333
10/31/2002                                             $7,980         $8,153                     $7,926
11/30/2002                                             $8,740         $8,618                     $8,462
12/31/2002                                             $8,378         $8,098                     $8,009


CUMULATIVE TOTAL RETURN FOR THE FUND FOR THE PERIOD ENDED 12/31/02:  CLASS I   CLASS S   CLASS ADV
Since Inception*:                                                    (16.01)%  (16.22)%   (16.36)%

* Class I, Class S, and Class ADV commenced operations on 05/01/2002.

----------------------------

The opinions are those of the portfolio managers as of December 31, 2002, and are subject to change at any time due to market or economic conditions.Portfolio holdings and sectors are subject to change daily. All information provided is for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above.

Total return figures include changes in share price, reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Total returns do not include charges imposed by the insurance company separate account. If these were included, performance would be lower.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                            CLASS I                                     CLASS S
                           ------------------------------------------  ------------------------------------------
                                                     PERIOD FROM                                 PERIOD FROM
                                                  DECEMBER 10, 2001                           DECEMBER 10, 2001
                                                    (COMMENCEMENT                               (COMMENCEMENT
  ING ALGER AGGRESSIVE          YEAR ENDED        OF OPERATIONS) TO         YEAR ENDED        OF OPERATIONS) TO
    GROWTH PORTFOLIO        DECEMBER 31, 2002     DECEMBER 31, 2001     DECEMBER 31, 2002     DECEMBER 31, 2001
-------------------------  --------------------  --------------------  --------------------  --------------------
Net asset value,
  beginning of period ...        $  7.29                $ 7.23               $  7.29                $ 7.23
                                 -------                ------               -------                ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment loss ...          (0.01)                (0.00)*               (0.02)                (0.00)*
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........          (2.17)                 0.06                 (2.18)                 0.06
                                 -------                ------               -------                ------
       Total income
          (loss) from
          investment
          operations ....          (2.18)                 0.06                 (2.20)                 0.06
                                 -------                ------               -------                ------
Net asset value, end of
  period ................        $  5.11                $ 7.29               $  5.09                $ 7.29
                                 =======                ======               =======                ======
Total return ............         (29.90)%                0.83%(1)            (30.18)%                0.83%(1)
Net assets, end of period
  (000's) ...............        $ 2,644                $   10               $ 1,110                $   10
Ratio of total expenses
  to average net
  assets ................           1.05%                 1.05%(2)              1.30%                 1.30%(2)
Ratio of net investment
  loss to average net
  assets ................          (0.68)%               (0.82)%(2)            (0.90)%               (0.99)%(2)
Portfolio turnover
  rate ..................         327.74%                58.25%(1)            327.74%                58.25%(1)

                                           CLASS ADV
                           ------------------------------------------
                                                     PERIOD FROM
                                                  DECEMBER 10, 2001
                                                    (COMMENCEMENT
  ING ALGER AGGRESSIVE          YEAR ENDED        OF OPERATIONS) TO
    GROWTH PORTFOLIO        DECEMBER 31, 2002     DECEMBER 31, 2001
-------------------------  --------------------  --------------------
Net asset value,
  beginning of period ...        $  7.29               $  7.23
                                 -------               -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment loss ...          (0.07)                (0.01)
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........          (2.14)                 0.07
                                 -------               -------
       Total income
          (loss) from
          investment
          operations ....          (2.21)                 0.06
                                 -------               -------
Net asset value, end of
  period ................        $  5.08               $  7.29
                                 =======               =======
Total return ............         (30.32)%                0.83%(1)
Net assets, end of period
  (000's) ...............        $71,775               $80,999
Ratio of total expenses
  to average net
  assets ................           1.55%                 1.53%(2)
Ratio of net investment
  loss to average net
  assets ................          (1.19)%               (1.28)%(2)
Portfolio turnover
  rate ..................         327.74%                58.25%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $(0.01).

                                        See Notes to Financial Statements.    43

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                            CLASS I                                     CLASS S
                           ------------------------------------------  ------------------------------------------
                                                     PERIOD FROM                                 PERIOD FROM
                                                  DECEMBER 10, 2001                           DECEMBER 10, 2001
                                                    (COMMENCEMENT                               (COMMENCEMENT
        ING ALGER               YEAR ENDED        OF OPERATIONS) TO         YEAR ENDED        OF OPERATIONS) TO
    GROWTH PORTFOLIO        DECEMBER 31, 2002     DECEMBER 31, 2001     DECEMBER 31, 2002     DECEMBER 31, 2001
-------------------------  --------------------  --------------------  --------------------  --------------------

Net asset value,
  beginning of period ...        $  9.85                $ 9.92               $  9.85                $ 9.92
                                 -------                ------               -------                ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss) ..............          (0.00)+                0.00*                (0.01)                 0.00*
  Net realized and change
    in unrealized loss on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........          (3.23)                (0.07)                (3.24)                (0.07)
                                 -------                ------               -------                ------
      Total loss from
        investment
        operations ......          (3.23)                (0.07)                (3.25)                (0.07)
                                 -------                ------               -------                ------
Net asset value, end of
  period ................        $  6.62                $ 9.85               $  6.60                $ 9.85
                                 =======                ======               =======                ======
Total return ............         (32.79)%               (0.71)%(1)           (33.10)%               (0.71)%(1)
Net assets, end of period
  (000's) ...............        $    82                $   10               $   321                $   10
Ratio of total expenses
  to average net
  assets ................           1.00%                 1.00%(2)              1.25%                 1.25%(2)
Ratio of net investment
  income (loss) to
  average net assets ....          (0.09)%                0.50%(2)             (0.31)%                0.17%(2)
Portfolio turnover
  rate ..................         245.27%                 6.09%(1)            245.27%                 6.09%(1)

                                           CLASS ADV
                           ------------------------------------------
                                                     PERIOD FROM
                                                  DECEMBER 10, 2001
                                                    (COMMENCEMENT
        ING ALGER               YEAR ENDED        OF OPERATIONS) TO
    GROWTH PORTFOLIO        DECEMBER 31, 2002     DECEMBER 31, 2001
-------------------------  --------------------  --------------------
Net asset value,
  beginning of period ...        $  9.85               $  9.92
                                 -------               -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss) ..............          (0.05)                (0.00)+
  Net realized and change
    in unrealized loss on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........          (3.22)                (0.07)
                                 -------               -------
      Total loss from
        investment
        operations ......          (3.27)                (0.07)
                                 -------               -------
Net asset value, end of
  period ................        $  6.58               $  9.85
                                 =======               =======
Total return ............         (33.20)%               (0.71)%(1)
Net assets, end of period
  (000's) ...............        $45,533               $38,319
Ratio of total expenses
  to average net
  assets ................           1.50%                 1.48%(2)
Ratio of net investment
  income (loss) to
  average net assets ....          (0.65)%               (0.06)%(2)
Portfolio turnover
  rate ..................         245.27%                 6.09%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.
 +    ROUNDS TO LESS THAN $(0.01).

44    See Notes to Financial Statements.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                           CLASS I               CLASS S              CLASS ADV
                                     --------------------  --------------------  --------------------
                                         PERIOD FROM           PERIOD FROM           PERIOD FROM
                                         MAY 1, 2002           MAY 1, 2002           MAY 1, 2002
                                        (COMMENCEMENT         (COMMENCEMENT         (COMMENCEMENT
       ING AMERICAN CENTURY           OF OPERATIONS) TO     OF OPERATIONS) TO     OF OPERATIONS) TO
     SMALL CAP VALUE PORTFOLIO        DECEMBER 31, 2002     DECEMBER 31, 2002     DECEMBER 31, 2002
-----------------------------------  --------------------  --------------------  --------------------
Net asset value, beginning of
  period ..........................        $ 10.00               $ 10.00               $ 10.00
                                           -------               -------               -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...........           0.01                  0.00*                 0.00*
  Net realized and change in
    unrealized loss on investments,
    foreign currency and forward
    foreign currency exchange
    contracts .....................          (1.84)                (1.85)                (1.86)
                                           -------               -------               -------
       Total loss from investment
        operations ................          (1.83)                (1.85)                (1.86)
                                           -------               -------               -------
LESS DISTRIBUTIONS:
  Net investment income ...........          (0.01)                (0.00)+               (0.01)
                                           -------               -------               -------
       Total distributions ........          (0.01)                (0.00)                (0.01)
                                           -------               -------               -------
Net asset value, end of period ....        $  8.16               $  8.15               $  8.13
                                           =======               =======               =======
Total return(1) ...................         (18.36)%              (18.48)%              (18.62)%
Net assets, end of period
  (000's) .........................        $   669               $ 6,324               $   815
Ratio of total expenses to average
  net assets(2) ...................           1.40%                 1.65%                 1.90%
Ratio of net investment income to
  average net assets(2) ...........           0.48%                 0.09%                 0.06%
Portfolio turnover rate(1) ........          70.04%                70.04%                70.04%

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.
 +    ROUNDS TO LESS THAN $(0.01).

                                        See Notes to Financial Statements.    45

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                           CLASS I               CLASS S              CLASS ADV
                                     --------------------  --------------------  --------------------
                                         PERIOD FROM           PERIOD FROM           PERIOD FROM
                                         MAY 1, 2002           MAY 1, 2002           MAY 1, 2002
                                        (COMMENCEMENT         (COMMENCEMENT         (COMMENCEMENT
          ING BARON SMALL             OF OPERATIONS) TO     OF OPERATIONS) TO     OF OPERATIONS) TO
       CAP GROWTH PORTFOLIO           DECEMBER 31, 2002     DECEMBER 31, 2002     DECEMBER 31, 2002
-----------------------------------  --------------------  --------------------  --------------------

Net asset value, beginning of
  period ..........................        $ 10.00               $ 10.00               $ 10.00
                                           -------               -------               -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss .............          (0.03)                (0.06)                (0.02)
  Net realized and change in
    unrealized loss on investments,
    foreign currency and forward
    foreign currency exchange
    contracts .....................          (1.20)                (1.18)                (1.24)
                                           -------               -------               -------
      Total loss from investment
       operations .................          (1.23)                (1.24)                (1.26)
                                           -------               -------               -------
Net asset value, end of period ....        $  8.77               $  8.76               $  8.74
                                           =======               =======               =======
Total return(1) ...................         (12.30)%              (12.40)%              (12.60)%
Net assets, end of period
  (000's) .........................        $   706               $ 7,793               $ 2,131
Ratio of total expenses to average
  net assets(2) ...................           1.25%                 1.50%                 1.75%
Ratio of net investment loss to
  average net assets(2) ...........          (1.01)%               (1.23)%               (1.56)%
Portfolio turnover rate(1) ........          12.42%                12.42%                12.42%

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.

46    See Notes to Financial Statements.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                            CLASS I                                     CLASS S
                           ------------------------------------------  ------------------------------------------
                                                     PERIOD FROM                                 PERIOD FROM
                                                  DECEMBER 10, 2001                           DECEMBER 10, 2001
                                                    (COMMENCEMENT                               (COMMENCEMENT
    ING DSI ENHANCED            YEAR ENDED        OF OPERATIONS) TO         YEAR ENDED        OF OPERATIONS) TO
     INDEX PORTFOLIO        DECEMBER 31, 2002     DECEMBER 31, 2001     DECEMBER 31, 2002     DECEMBER 31, 2001
-------------------------  --------------------  --------------------  --------------------  --------------------
Net asset value,
  beginning of period ...        $  8.16                $ 8.23               $  8.16               $  8.23
                                 -------                ------               -------               -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income ..............           0.03                  0.00*                 0.05                  0.00*
  Net realized and change
    in unrealized loss on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........          (1.89)                (0.07)                (1.92)                (0.07)
                                 -------                ------               -------               -------
       Total loss from
          investment
          operations ....          (1.86)                (0.07)                (1.87)                (0.07)
                                 -------                ------               -------               -------
LESS DISTRIBUTIONS:
  Net investment
    income ..............          (0.00)+                  --                 (0.00)+                  --
  Net realized gain on
    sale of
    investments .........          (0.00)+                  --                 (0.00)+                  --
                                 -------                ------               -------               -------
       Total
        distributions ...          (0.00)                   --                 (0.00)                   --
                                 -------                ------               -------               -------
Net asset value, end of
  period ................        $  6.30                $ 8.16               $  6.29               $  8.16
                                 =======                ======               =======               =======
Total return ............         (22.76)%               (0.85)%(1)           (22.89)%               (0.85)%(1)
Net assets, end of period
  (000's) ...............        $   199                $   10               $32,443               $43,927
Ratio of total expenses
  to average net
  assets ................           0.80%                 0.80%(2)              1.05%                 1.05%(2)
Ratio of net investment
  income to average net
  assets ................           1.08%                 0.66%(2)              0.57%                 0.44%(2)
Portfolio turnover
  rate ..................          59.73%                 0.00%(1)#            59.73%                 0.00%(1)#

                                           CLASS ADV
                           ------------------------------------------
                                                     PERIOD FROM
                                                  DECEMBER 10, 2001
                                                    (COMMENCEMENT
    ING DSI ENHANCED            YEAR ENDED        OF OPERATIONS) TO
     INDEX PORTFOLIO        DECEMBER 31, 2002     DECEMBER 31, 2001
-------------------------  --------------------  --------------------
Net asset value,
  beginning of period ...        $  8.16                $ 8.23
                                 -------                ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income ..............           0.00*                 0.00*
  Net realized and change
    in unrealized loss on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........          (1.88)                (0.07)
                                 -------                ------
       Total loss from
          investment
          operations ....          (1.88)                (0.07)
                                 -------                ------
LESS DISTRIBUTIONS:
  Net investment
    income ..............          (0.00)+                  --
  Net realized gain on
    sale of
    investments .........          (0.00)+                  --
                                 -------                ------
       Total
        distributions ...          (0.00)                   --
                                 -------                ------
Net asset value, end of
  period ................        $  6.28                $ 8.16
                                 =======                ======
Total return ............         (23.03)%               (0.85)%(1)
Net assets, end of period
  (000's) ...............        $ 1,036                $   10
Ratio of total expenses
  to average net
  assets ................           1.30%                 1.30%(2)
Ratio of net investment
  income to average net
  assets ................           0.53%                 0.17%(2)
Portfolio turnover
  rate ..................          59.73%                 0.00%(1)#

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.
 +    ROUNDS TO LESS THAN $(0.01).
 #    ROUNDS TO LESS THAN 0.01%.

                                        See Notes to Financial Statements.    47

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                          CLASS I                                     CLASS S
                                         ------------------------------------------  ------------------------------------------
                                                                   PERIOD FROM                                 PERIOD FROM
                                                                DECEMBER 10, 2001                           DECEMBER 10, 2001
                                                                  (COMMENCEMENT                               (COMMENCEMENT
ING GOLDMAN SACHS-REGISTERED TRADEMARK-       YEAR ENDED        OF OPERATIONS) TO         YEAR ENDED        OF OPERATIONS) TO
       CAPITAL GROWTH PORTFOLIO           DECEMBER 31, 2002     DECEMBER 31, 2001     DECEMBER 31, 2002     DECEMBER 31, 2001
---------------------------------------  --------------------  --------------------  --------------------  --------------------

Net asset value, beginning of
  period .......................               $ 11.15                $11.24               $ 11.15               $  11.24
                                               -------                ------               -------               --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........                  0.01                  0.00*                (0.01)                  0.00*
  Net realized and change in unrealized
    loss on investments, foreign
    currency and forward foreign
    currency exchange contracts ...              (2.76)                (0.09)                (2.76)                 (0.09)
                                               -------                ------               -------               --------
       Total loss from investment
          operations ...........                 (2.75)                (0.09)                (2.77)                 (0.09)
                                               -------                ------               -------               --------
LESS DISTRIBUTIONS:
  Net investment income ........                 (0.00)+                  --                 (0.00)+                   --
                                               -------                ------               -------               --------
       Total distributions .....                 (0.00)                   --                 (0.00)                    --
                                               -------                ------               -------               --------
Net asset value, end of period ...             $  8.40                $11.15               $  8.38               $  11.15
                                               =======                ======               =======               ========
Total return ...................                (24.65)%               (0.80)%(1)           (24.84)%                (0.80)%(1)
Net assets, end of period (000's) ...          $   173                $   10               $78,023               $103,118
Ratio of total expenses to average net
  assets .......................                  1.05%                 1.05%(2)              1.30%                  1.30%(2)
Ratio of net investment income to
  average net assets ...........                  0.45%                 0.50%(2)             (0.08)%                 0.07%(2)
Portfolio turnover rate ........                 31.98%                 1.11%(1)             31.98%                  1.11%(1)

                                                         CLASS ADV
                                         ------------------------------------------
                                                                   PERIOD FROM
                                                                DECEMBER 10, 2001
                                                                  (COMMENCEMENT
ING GOLDMAN SACHS-REGISTERED TRADEMARK-       YEAR ENDED        OF OPERATIONS) TO
       CAPITAL GROWTH PORTFOLIO           DECEMBER 31, 2002     DECEMBER 31, 2001
---------------------------------------  --------------------  --------------------
Net asset value, beginning of
  period .......................               $ 11.15                $11.24
                                               -------                ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ........                 (0.00)+               (0.00)+
  Net realized and change in unrealized
    loss on investments, foreign
    currency and forward foreign
    currency exchange contracts ...              (2.74)                (0.09)
                                               -------                ------
       Total loss from investment
          operations ...........                 (2.74)                (0.09)
                                               -------                ------
LESS DISTRIBUTIONS:
  Net investment income ........                 (0.00)+                  --
                                               -------                ------
       Total distributions .....                 (0.00)                   --
                                               -------                ------
Net asset value, end of period ...             $  8.41                $11.15
                                               =======                ======
Total return ...................                (24.56)%               (0.80)%(1)
Net assets, end of period (000's) ...          $ 4,124                $   10
Ratio of total expenses to average net
  assets .......................                  1.55%                 1.55%(2)
Ratio of net investment income to
  average net assets ...........                 (0.09)%               (0.03)%(2)
Portfolio turnover rate ........                 31.98%                 1.11%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.
 +    ROUNDS TO LESS THAN $(0.01).

48    See Notes to Financial Statements.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                     CLASS I
                           --------------------------------------------------------------------------------------------
  ING JP MORGAN FLEMING            YEAR ENDED               YEAR ENDED            YEAR ENDED            YEAR ENDED
 INTERNATIONAL PORTFOLIO    DECEMBER 31, 2002(1)(2)     DECEMBER 31, 2001     DECEMBER 31, 2000     DECEMBER 31, 1999
-------------------------  --------------------------  --------------------  --------------------  --------------------
Net asset value,
  beginning of period ...           $  10.03                 $  18.44              $  25.49              $  16.76
                                    --------                 --------              --------              --------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income ..............               0.06                     0.06                  0.04                  0.12
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........              (1.88)                   (4.64)                (4.91)                 9.44
                                    --------                 --------              --------              --------
       Total income
          (loss) from
          investment
          operations ....              (1.82)                   (4.58)                (4.87)                 9.56
                                    --------                 --------              --------              --------
LESS DISTRIBUTIONS:
  Net investment
    income ..............              (0.05)                   (0.05)                (0.11)                (0.02)
  Net realized gain on
    sale of
    investments .........                 --                    (3.78)                (2.07)                (0.81)
                                    --------                 --------              --------              --------
       Total
        distributions ...              (0.05)                   (3.83)                (2.18)                (0.83)
                                    --------                 --------              --------              --------
Net asset value, end of
  period ................           $   8.16                 $  10.03              $  18.44              $  25.49
                                    ========                 ========              ========              ========
Total return ............             (18.08)%                 (26.93)%              (19.59)%               58.41%
Net assets, end of period
  (000's) ...............           $282,054                 $369,992              $557,941              $704,999
Ratio of total expenses
  to average net
  assets ................               1.00%                    1.01%                 1.00%                 1.00%
Ratio of net investment
  income to average net
  assets ................               0.65%                    0.44%                 0.22%                 0.70%
Portfolio turnover
  rate ..................             173.74%                   96.70%                76.54%                82.03%

                                 CLASS I
                           --------------------
  ING JP MORGAN FLEMING         YEAR ENDED
 INTERNATIONAL PORTFOLIO    DECEMBER 31, 1998
-------------------------  --------------------
Net asset value,
  beginning of period ...        $  14.10
                                 --------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income ..............            0.13
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........            2.56
                                 --------
       Total income
          (loss) from
          investment
          operations ....            2.69
                                 --------
LESS DISTRIBUTIONS:
  Net investment
    income ..............           (0.03)
  Net realized gain on
    sale of
    investments .........              --
                                 --------
       Total
        distributions ...           (0.03)
                                 --------
Net asset value, end of
  period ................        $  16.76
                                 ========
Total return ............           19.09%
Net assets, end of period
  (000's) ...............        $432,651
Ratio of total expenses
  to average net
  assets ................            1.00%
Ratio of net investment
  income to average net
  assets ................            0.83%
Portfolio turnover
  rate ..................           68.85%

 (1) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.
 (2) PRIOR TO DECEMBER 16, 2002, THE PORTFOLIO WAS MANAGED BY DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LTD. AND DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC. AND ITS PREDECESSORS, AND WAS KNOWN AS THE ING SCUDDER INTERNATIONAL GROWTH PORTFOLIO.

                                        See Notes to Financial Statements.    49

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                      CLASS S                                CLASS ADV
                                ---------------------------------------------------  --------------------------
                                                                  PERIOD FROM
                                                               DECEMBER 10, 2001
                                                                 (COMMENCEMENT
    ING JP MORGAN FLEMING               YEAR ENDED              OF OPERATIONS)               YEAR ENDED
   INTERNATIONAL PORTFOLIO       DECEMBER 31, 2002(3)(4)     TO DECEMBER 31, 2001     DECEMBER 31, 2002(3)(4)
------------------------------  --------------------------  -----------------------  --------------------------

Net asset value, beginning of
  period .....................           $ 10.04                    $10.18                    $ 10.03
                                         -------                    ------                    -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss) ...................              0.02                     (0.00)*                    (0.04)
  Net realized and change in
    unrealized loss on
    investments, foreign
    currency and forward
    foreign currency exchange
    contracts ................             (1.86)                    (0.14)                     (1.81)
                                         -------                    ------                    -------
      Total loss from
        investment
        operations ...........             (1.84)                    (0.14)                     (1.85)
                                         -------                    ------                    -------
LESS DISTRIBUTIONS:
  Net investment income ......             (0.05)                       --                      (0.05)
                                         -------                    ------                    -------
      Total distributions ....             (0.05)                       --                      (0.05)
                                         -------                    ------                    -------
Net asset value, end of
  period .....................           $  8.15                    $10.04                    $  8.13
                                         =======                    ======                    =======
Total return .................            (18.29)%                   (1.38)%(1)                (18.48)%
Net assets, end of period
  (000's) ....................           $    18                    $   10                    $   485
Ratio of total expenses to
  average net assets .........              1.25%                     1.25%(2)                   1.50%
Ratio of net investment income
  (loss) to average net
  assets .....................              0.24%                    (0.34)%(2)                 (0.45)%
Portfolio turnover rate ......            173.74%                    96.70%                    173.74%

                                       CLASS ADV
                                -----------------------
                                      PERIOD FROM
                                   DECEMBER 10, 2001
                                     (COMMENCEMENT
    ING JP MORGAN FLEMING           OF OPERATIONS)
   INTERNATIONAL PORTFOLIO       TO DECEMBER 31, 2001
------------------------------  -----------------------
Net asset value, beginning of
  period .....................          $10.18
                                        ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss) ...................           (0.00)*
  Net realized and change in
    unrealized loss on
    investments, foreign
    currency and forward
    foreign currency exchange
    contracts ................           (0.15)
                                        ------
      Total loss from
        investment
        operations ...........           (0.15)
                                        ------
LESS DISTRIBUTIONS:
  Net investment income ......              --
                                        ------
      Total distributions ....              --
                                        ------
Net asset value, end of
  period .....................          $10.03
                                        ======
Total return .................           (1.47)%(1)
Net assets, end of period
  (000's) ....................          $   10
Ratio of total expenses to
  average net assets .........            1.50%(2)
Ratio of net investment income
  (loss) to average net
  assets .....................           (0.67)%(2)
Portfolio turnover rate ......           96.70%

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.
 (4) PRIOR TO DECEMBER 16, 2002, THE PORTFOLIO WAS MANAGED BY DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LTD. AND DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC. AND ITS PREDECESSORS, AND WAS KNOWN AS THE ING SCUDDER INTERNATIONAL GROWTH PORTFOLIO.
 *    ROUNDS TO LESS THAN $(0.01).

50    See Notes to Financial Statements.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                           CLASS I               CLASS S              CLASS ADV
                                     --------------------  --------------------  --------------------
                                         PERIOD FROM           PERIOD FROM           PERIOD FROM
                                         MAY 1, 2002           MAY 1, 2002           MAY 1, 2002
                                        (COMMENCEMENT         (COMMENCEMENT         (COMMENCEMENT
           ING JPMORGAN               OF OPERATIONS) TO     OF OPERATIONS) TO     OF OPERATIONS) TO
      MID CAP VALUE PORTFOLIO         DECEMBER 31, 2002     DECEMBER 31, 2002     DECEMBER 31, 2002
-----------------------------------  --------------------  --------------------  --------------------
Net asset value, beginning of
  period ..........................         $10.00                $10.00                $10.00
                                            ------                ------                ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...........           0.02                  0.02                  0.01
  Net realized and change in
    unrealized loss on investments,
    foreign currency and forward
    foreign currency exchange
    contracts .....................          (0.75)                (0.77)                (0.77)
                                            ------                ------                ------
       Total loss from investment
        operations ................          (0.73)                (0.75)                (0.76)
                                            ------                ------                ------
LESS DISTRIBUTIONS:
  Net investment income ...........          (0.03)                (0.02)                (0.02)
                                            ------                ------                ------
       Total distributions ........          (0.03)                (0.02)                (0.02)
                                            ------                ------                ------
Net asset value, end of period ....         $ 9.24                $ 9.23                $ 9.22
                                            ======                ======                ======
Total return ......................          (7.30)%(1)            (7.53)%(1)            (7.64)%(1)
Net assets, end of period
  (000's) .........................         $  957                $6,027                $  331
Ratio of total expenses to average
  net assets ......................           1.10%(2)              1.35%(2)              1.60%(2)
Ratio of net investment income to
  average net assets ..............           0.85%(2)              0.35%(2)              0.26%(2)
Portfolio turnover rate ...........          30.55%(1)             30.55%(1)             30.55%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.

                                        See Notes to Financial Statements.    51

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                    CLASS I
                           -----------------------------------------------------------------------------------------
     ING MFS CAPITAL             YEAR ENDED              YEAR ENDED            YEAR ENDED            YEAR ENDED
 OPPORTUNITIES PORTFOLIO    DECEMBER 31, 2002(1)     DECEMBER 31, 2001     DECEMBER 31, 2000     DECEMBER 31, 1999
-------------------------  -----------------------  --------------------  --------------------  --------------------

Net asset value,
  beginning of period ...         $  27.12                $  44.41              $  54.77              $  37.86
                                  --------                --------              --------              --------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss) ..............             0.04                   (0.03)                (0.12)                (0.08)
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........            (8.22)                 (10.25)                (2.08)                18.22
                                  --------                --------              --------              --------
       Total income
          (loss) from
          investment
          operations ....            (8.18)                 (10.28)                (2.20)                18.14
                                  --------                --------              --------              --------
LESS DISTRIBUTIONS:
  Net investment
    income ..............               --                      --                    --                 (0.05)
  Net realized gain on
    sale of
    investments .........               --                   (7.01)                (8.16)                (1.18)
                                  --------                --------              --------              --------
       Total
        distributions ...               --                   (7.01)                (8.16)                (1.23)
                                  --------                --------              --------              --------
Net asset value, end of
  period ................         $  18.94                $  27.12              $  44.41              $  54.77
                                  ========                ========              ========              ========
Total return ............           (30.16)%                (24.75)%               (5.72)%               48.79%
Net assets, end of period
  (000's) ...............         $212,841                $351,204              $440,433              $323,059
Ratio of total expenses
  to average net
  assets ................             0.90%                   0.90%                 0.90%                 0.90%
Ratio of net investment
  income (loss) to
  average net assets ....             0.19%                  (0.09)%               (0.28)%               (0.20)%
Portfolio turnover
  rate ..................           151.07%                 105.61%               119.72%               170.59%

                                 CLASS I
                           --------------------
     ING MFS CAPITAL            YEAR ENDED
 OPPORTUNITIES PORTFOLIO    DECEMBER 31, 1998
-------------------------  --------------------
Net asset value,
  beginning of period ...        $  29.91
                                 --------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss) ..............            0.05
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........            7.94
                                 --------
       Total income
          (loss) from
          investment
          operations ....            7.99
                                 --------
LESS DISTRIBUTIONS:
  Net investment
    income ..............           (0.04)
  Net realized gain on
    sale of
    investments .........              --
                                 --------
       Total
        distributions ...           (0.04)
                                 --------
Net asset value, end of
  period ................        $  37.86
                                 ========
Total return ............           26.74%
Net assets, end of period
  (000's) ...............        $194,926
Ratio of total expenses
  to average net
  assets ................            0.90%
Ratio of net investment
  income (loss) to
  average net assets ....            0.17%
Portfolio turnover
  rate ..................          141.31%

 (1) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.

52    See Notes to Financial Statements.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                   CLASS S                                          CLASS ADV
                               ------------------------------------------------  ------------------------------------------------
                                                              PERIOD FROM                                       PERIOD FROM
                                                           DECEMBER 10, 2001                                 DECEMBER 10, 2001
                                                             (COMMENCEMENT                                     (COMMENCEMENT
       ING MFS CAPITAL               YEAR ENDED             OF OPERATIONS)             YEAR ENDED             OF OPERATIONS)
   OPPORTUNITIES PORTFOLIO      DECEMBER 31, 2002(3)     TO DECEMBER 31, 2001     DECEMBER 31, 2002(3)     TO DECEMBER 31, 2001
-----------------------------  -----------------------  -----------------------  -----------------------  -----------------------

Net asset value, beginning of
  period ....................          $ 27.11                  $ 27.21                  $ 27.11                  $ 27.21
                                       -------                  -------                  -------                  -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss) ..................             0.02                    (0.00)*                  (0.01)                   (0.01)
  Net realized and change in
    unrealized loss on
    investments, foreign
    currency and forward
    foreign currency exchange
    contracts ...............            (8.24)                   (0.10)                   (8.26)                   (0.09)
                                       -------                  -------                  -------                  -------
       Total loss from
          investment
          operations ........            (8.22)                   (0.10)                   (8.27)                   (0.10)
                                       -------                  -------                  -------                  -------
Net asset value, end of
  period ....................          $ 18.89                  $ 27.11                  $ 18.84                  $ 27.11
                                       =======                  =======                  =======                  =======
Total return ................           (30.35)%                  (0.37)%(1)              (30.51)%                  (0.37)%(1)
Net assets, end of period
  (000's) ...................          $    80                  $    10                  $    54                  $    10
Ratio of total expenses to
  average net assets ........             1.15%                    1.15%(2)                 1.40%                    1.40%(2)
Ratio of net investment
  income (loss) to average
  net assets ................             0.08%                   (0.03)%(2)               (0.06)%                  (0.33)%(2)
Portfolio turnover rate .....           151.07%                  105.61%                  151.07%                  105.61%

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.
 *    ROUNDS TO LESS THAN $(0.01).

                                        See Notes to Financial Statements.    53

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                           CLASS I               CLASS S              CLASS ADV
                                     --------------------  --------------------  --------------------
                                         PERIOD FROM           PERIOD FROM           PERIOD FROM
                                         MAY 1, 2002           MAY 1, 2002           MAY 1, 2002
                                        (COMMENCEMENT         (COMMENCEMENT         (COMMENCEMENT
          ING MFS GLOBAL              OF OPERATIONS) TO     OF OPERATIONS) TO     OF OPERATIONS) TO
         GROWTH PORTFOLIO             DECEMBER 31, 2002     DECEMBER 31, 2002     DECEMBER 31, 2002
-----------------------------------  --------------------  --------------------  --------------------
Net asset value, beginning of
  period ..........................        $ 10.00               $ 10.00               $ 10.00
                                           -------               -------               -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss) ....           0.02                  0.00*                (0.01)
  Net realized and change in
    unrealized loss on investments,
    foreign currency and forward
    foreign currency exchange
    contracts .....................          (1.62)                (1.61)                (1.61)
                                           -------               -------               -------
       Total loss from investment
        operations ................          (1.60)                (1.61)                (1.62)
                                           -------               -------               -------
Net asset value, end of period ....        $  8.40               $  8.39               $  8.38
                                           =======               =======               =======
Total return ......................         (16.00)%(1)           (16.10)%(1)           (16.20)%(1)
Net assets, end of period
  (000's) .........................        $    89               $ 8,516               $   665
Ratio of total expenses to average
  net assets ......................           1.20%(2)              1.45%(2)              1.70%(2)
Ratio of net investment income
  (loss) to average net assets ....           0.33%(2)              0.07%(2)             (0.43)%(2)
Portfolio turnover rate ...........          87.08%(1)             87.08%(1)             87.08%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.

54    See Notes to Financial Statements.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                  CLASS I
                           --------------------------------------------------------------------------------------
         ING MFS                YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
   RESEARCH PORTFOLIO       DECEMBER 31, 2002     DECEMBER 31, 2001     DECEMBER 31, 2000     DECEMBER 31, 1999
-------------------------  --------------------  --------------------  --------------------  --------------------

Net asset value,
  beginning of period ...        $   8.11              $  13.08              $  14.78              $  11.93
                                 --------              --------              --------              --------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss) ..............            0.03                  0.01                 (0.02)                (0.00)*
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........           (2.06)                (2.58)                (0.53)                 2.88
                                 --------              --------              --------              --------
       Total income
          (loss) from
          investment
          operations ....           (2.03)                (2.57)                (0.55)                 2.88
                                 --------              --------              --------              --------
LESS DISTRIBUTIONS:
  Net investment
    income ..............           (0.01)                   --                    --                 (0.03)
  Net realized gain on
    sale of
    investments .........              --                 (2.40)                (1.15)                   --
                                 --------              --------              --------              --------
       Total
        distributions ...           (0.01)                (2.40)                (1.15)                (0.03)
                                 --------              --------              --------              --------
Net asset value, end of
  period ................        $   6.07              $   8.11              $  13.08              $  14.78
                                 ========              ========              ========              ========
Total return ............          (24.89)%              (20.78)%               (4.48)%               24.03%
Net assets, end of period
  (000's) ...............        $245,281              $384,924              $528,582              $553,414
Ratio of total expenses
  to average net
  assets ................            0.85%                 0.85%                 0.84%                 0.85%
Ratio of net investment
  income (loss) to
  average net assets ....            0.50%                 0.15%                (0.14)%               (0.03)%
Portfolio turnover
  rate ..................          105.62%                91.72%                93.38%                86.07%

                                 CLASS I
                           --------------------
         ING MFS                YEAR ENDED
   RESEARCH PORTFOLIO       DECEMBER 31, 1998
-------------------------  --------------------
Net asset value,
  beginning of period ...        $   9.71
                                 --------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss) ..............            0.02
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........            2.20
                                 --------
       Total income
          (loss) from
          investment
          operations ....            2.22
                                 --------
LESS DISTRIBUTIONS:
  Net investment
    income ..............              --
  Net realized gain on
    sale of
    investments .........              --
                                 --------
       Total
        distributions ...              --
                                 --------
Net asset value, end of
  period ................        $  11.93
                                 ========
Total return ............           23.00%
Net assets, end of period
  (000's) ...............        $491,537
Ratio of total expenses
  to average net
  assets ................            0.85%
Ratio of net investment
  income (loss) to
  average net assets ....            0.23%
Portfolio turnover
  rate ..................           97.51%

 *    ROUNDS TO LESS THAN $(0.01).

                                        See Notes to Financial Statements.    55

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                   CLASS S                                       CLASS ADV
                                ---------------------------------------------  ---------------------------------------------
                                                            PERIOD FROM                                    PERIOD FROM
                                                         DECEMBER 10, 2001                              DECEMBER 10, 2001
                                                           (COMMENCEMENT                                  (COMMENCEMENT
           ING MFS                   YEAR ENDED           OF OPERATIONS)            YEAR ENDED           OF OPERATIONS)
      RESEARCH PORTFOLIO         DECEMBER 31, 2002     TO DECEMBER 31, 2001     DECEMBER 31, 2002     TO DECEMBER 31, 2001
------------------------------  --------------------  -----------------------  --------------------  -----------------------

Net asset value, beginning of
  period .....................        $  8.10                 $ 8.12                 $  8.10                 $ 8.12
                                      -------                 ------                 -------                 ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss) ...................           0.01                  (0.00)*                  0.02                  (0.00)*
  Net realized and change in
    unrealized loss on
    investments, foreign
    currency and forward
    foreign currency exchange
    contracts ................          (2.05)                 (0.02)                  (2.07)                 (0.02)
                                      -------                 ------                 -------                 ------
       Total loss from
          investment
          operations .........          (2.04)                 (0.02)                  (2.05)                 (0.02)
                                      -------                 ------                 -------                 ------
LESS DISTRIBUTIONS:
  Net investment income ......          (0.01)                    --                   (0.01)                    --
                                      -------                 ------                 -------                 ------
       Total distributions ...          (0.01)                    --                   (0.01)                    --
                                      -------                 ------                 -------                 ------
Net asset value, end of
  period .....................        $  6.05                 $ 8.10                 $  6.04                 $ 8.10
                                      =======                 ======                 =======                 ======
Total return .................         (25.15)%                (0.25)%(1)             (25.29)%                (0.25)%(1)
Net assets, end of period
  (000's) ....................        $     8                 $   10                 $    39                 $   10
Ratio of total expenses to
  average net assets .........           1.09%                  1.09%(2)                1.34%                  1.34%(2)
Ratio of net investment income
  (loss) to average net
  assets .....................           0.26%                 (0.17)%(2)               0.29%                 (0.33)%(2)
Portfolio turnover rate ......         105.62%                 91.72%                 105.62%                 91.72%

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUND TO LESS THAN $(0.01).

56    See Notes to Financial Statements.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                            CLASS I                                     CLASS S
                           ------------------------------------------  ------------------------------------------
                                                     PERIOD FROM                                 PERIOD FROM
                                                  DECEMBER 10, 2001                           DECEMBER 10, 2001
                                                    (COMMENCEMENT                               (COMMENCEMENT
   ING OPCAP BALANCED           YEAR ENDED        OF OPERATIONS) TO         YEAR ENDED        OF OPERATIONS) TO
     VALUE PORTFOLIO        DECEMBER 31, 2002     DECEMBER 31, 2001     DECEMBER 31, 2002     DECEMBER 31, 2001
-------------------------  --------------------  --------------------  --------------------  --------------------
Net asset value,
  beginning of period ...        $ 12.40                $12.55               $  12.40              $  12.55
                                 -------                ------               --------              --------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income ..............           0.07                  0.00*                  0.23                  0.00*
  Net realized and change
    in unrealized loss on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........          (2.68)                (0.15)                 (2.86)                (0.15)
                                 -------                ------               --------              --------
       Total loss from
          investment
          operations ....          (2.61)                (0.15)                 (2.63)                (0.15)
                                 -------                ------               --------              --------
LESS DISTRIBUTIONS:
  Net investment
    income ..............          (0.01)                   --                  (0.01)                   --
  Net realized gain on
    sale of
    investments .........          (0.12)                   --                  (0.12)                   --
                                 -------                ------               --------              --------
       Total
        distributions ...          (0.13)                   --                  (0.13)                   --
                                 -------                ------               --------              --------
Net asset value, end of
  period ................        $  9.66                $12.40               $   9.64              $  12.40
                                 =======                ======               ========              ========
Total return ............         (21.06)%               (1.20)%(1)            (21.23)%               (1.20)%(1)
Net assets, end of period
  (000's) ...............        $   196                $   10               $102,619              $143,306
Ratio of total expenses
  to average net
  assets ................           1.00%                 1.00%(2)               1.25%                 1.27%(2)
Ratio of net investment
  income to average net
  assets ................           2.11%                 0.67%(2)               1.85%                 0.52%(2)
Portfolio turnover
  rate ..................         133.43%                 7.53%(1)             133.43%                 7.53%(1)

                                           CLASS ADV
                           ------------------------------------------
                                                     PERIOD FROM
                                                  DECEMBER 10, 2001
                                                    (COMMENCEMENT
   ING OPCAP BALANCED           YEAR ENDED        OF OPERATIONS) TO
     VALUE PORTFOLIO        DECEMBER 31, 2002     DECEMBER 31, 2001
-------------------------  --------------------  --------------------
Net asset value,
  beginning of period ...        $ 12.40                $12.55
                                 -------                ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income ..............           0.05                  0.00*
  Net realized and change
    in unrealized loss on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........          (2.71)                (0.15)
                                 -------                ------
       Total loss from
          investment
          operations ....          (2.66)                (0.15)
                                 -------                ------
LESS DISTRIBUTIONS:
  Net investment
    income ..............          (0.01)                   --
  Net realized gain on
    sale of
    investments .........          (0.12)                   --
                                 -------                ------
       Total
        distributions ...          (0.13)                   --
                                 -------                ------
Net asset value, end of
  period ................        $  9.61                $12.40
                                 =======                ======
Total return ............         (21.46)%               (1.20)%(1)
Net assets, end of period
  (000's) ...............        $ 1,756                $   10
Ratio of total expenses
  to average net
  assets ................           1.50%                 1.50%(2)
Ratio of net investment
  income to average net
  assets ................           1.40%                 0.21%(2)
Portfolio turnover
  rate ..................         133.43%                 7.53%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.

                                        See Notes to Financial Statements.    57

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                           CLASS I               CLASS S              CLASS ADV
                                     --------------------  --------------------  --------------------
                                         PERIOD FROM           PERIOD FROM           PERIOD FROM
                                         MAY 1, 2002           MAY 1, 2002           MAY 1, 2002
                                        (COMMENCEMENT         (COMMENCEMENT         (COMMENCEMENT
             ING PIMCO                OF OPERATIONS) TO     OF OPERATIONS) TO     OF OPERATIONS) TO
      TOTAL RETURN PORTFOLIO          DECEMBER 31, 2002     DECEMBER 31, 2002     DECEMBER 31, 2002
-----------------------------------  --------------------  --------------------  --------------------

Net asset value, beginning of
  period ..........................        $ 10.00               $ 10.00               $ 10.00
                                           -------               -------               -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...........           0.09                  0.14                  0.07
  Net realized and change in
    unrealized gain on investments,
    foreign currency and forward
    foreign currency exchange
    contracts .....................           0.73                  0.67                  0.72
                                           -------               -------               -------
       Total income from investment
        operations ................           0.82                  0.81                  0.79
                                           -------               -------               -------
LESS DISTRIBUTIONS:
  Net investment income ...........          (0.16)                (0.15)                (0.15)
  Net realized gain on sale of
    investments ...................          (0.11)                (0.11)                (0.11)
                                           -------               -------               -------
       Total distributions ........          (0.27)                (0.26)                (0.26)
                                           -------               -------               -------
Net asset value, end of period ....        $ 10.55               $ 10.55               $ 10.53
                                           =======               =======               =======
Total return(1) ...................           8.21%                 8.07%                 7.88%
Net assets, end of period
  (000's) .........................        $ 8,026               $25,186               $ 4,880
Ratio of total expenses to average
  net assets(2) ...................           0.85%                 1.10%                 1.35%
Ratio of net investment income to
  average net assets(2) ...........           2.99%                 2.60%                 2.40%
Portfolio turnover rate(1) ........         419.33%               419.33%               419.33%

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.

58    See Notes to Financial Statements.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                    CLASS I
                             --------------------------------------------------------------------------------------
   ING SALOMON BROTHERS           YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
AGGRESSIVE GROWTH PORTFOLIO   DECEMBER 31, 2002     DECEMBER 31, 2001     DECEMBER 31, 2000     DECEMBER 31, 1999
---------------------------  --------------------  --------------------  --------------------  --------------------
Net asset value, beginning
  of period ..............         $  40.73              $  58.36             $    82.83            $    55.44
                                   --------              --------             ----------            ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment loss ....            (0.11)                (0.22)                 (0.53)                (0.43)
  Net realized and change
    in unrealized gain
    (loss) on investments,
    foreign currency and
    forward foreign
    currency exchange
    contracts ............           (14.27)               (14.22)                (23.10)                28.46
                                   --------              --------             ----------            ----------
       Total income (loss)
          from investment
          operations .....           (14.38)               (14.44)                (23.63)                28.03
                                   --------              --------             ----------            ----------
LESS DISTRIBUTIONS:
  Net investment income ...              --                    --                     --                    --
  Net realized gain on sale
    of investments .......               --                 (3.19)                 (0.84)                (0.64)
                                   --------              --------             ----------            ----------
       Total
          distributions ...              --                 (3.19)                 (0.84)                (0.64)
                                   --------              --------             ----------            ----------
Net asset value, end of
  period .................         $  26.35              $  40.73             $    58.36            $    82.83
                                   ========              ========             ==========            ==========
Total return .............           (35.31)%              (25.21)%               (28.78)%               50.88%
Net assets, end of period
  (000's) ................         $452,465              $805,194             $1,116,966            $1,532,002
Ratio of total expenses to
  average net assets .....             0.82%                 0.81%                  0.79%                 0.80%
Ratio of net investment
  loss to average net
  assets .................            (0.31)%               (0.48)%                (0.68)%               (0.70)%
Portfolio turnover rate ...          174.11%               159.72%                 13.28%                 9.97%

                                   CLASS I
                             --------------------
   ING SALOMON BROTHERS           YEAR ENDED
AGGRESSIVE GROWTH PORTFOLIO   DECEMBER 31, 1998
---------------------------  --------------------
Net asset value, beginning
  of period ..............        $    42.91
                                  ----------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment loss ....             (0.21)
  Net realized and change
    in unrealized gain
    (loss) on investments,
    foreign currency and
    forward foreign
    currency exchange
    contracts ............             12.88
                                  ----------
       Total income (loss)
          from investment
          operations .....             12.67
                                  ----------
LESS DISTRIBUTIONS:
  Net investment income ...            (0.11)
  Net realized gain on sale
    of investments .......             (0.03)
                                  ----------
       Total
          distributions ...            (0.14)
                                  ----------
Net asset value, end of
  period .................        $    55.44
                                  ==========
Total return .............             29.67%
Net assets, end of period
  (000's) ................        $1,069,040
Ratio of total expenses to
  average net assets .....              0.81%
Ratio of net investment
  loss to average net
  assets .................             (0.45)%
Portfolio turnover rate ...             4.64%

 (1) PRIOR TO DECEMBER 16, 2002, THE PORTFOLIO WAS MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS") AND WAS KNOWN AS THE ING MFS EMERGING EQUITIES PORTFOLIO.

                                        See Notes to Financial Statements.    59

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                   CLASS S                                       CLASS ADV
                                ---------------------------------------------  ---------------------------------------------
                                                             PERIOD FROM                                    PERIOD FROM
                                                          DECEMBER 10, 2001                              DECEMBER 10, 2001
                                                            (COMMENCEMENT                                  (COMMENCEMENT
     ING SALOMON BROTHERS             YEAR ENDED          OF OPERATIONS) TO          YEAR ENDED          OF OPERATIONS) TO
 AGGRESSIVE GROWTH PORTFOLIO     DECEMBER 31, 2002(3)     DECEMBER 31, 2001     DECEMBER 31, 2002(3)     DECEMBER 31, 2001
------------------------------  -----------------------  --------------------  -----------------------  --------------------

Net asset value, beginning of
  period .....................          $ 40.72                $ 41.09                 $ 40.71                $ 41.09
                                        -------                -------                 -------                -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment loss ........            (0.18)                 (0.01)                  (0.25)                 (0.02)
  Net realized and change in
    unrealized loss on
    investments, foreign
    currency and forward
    foreign currency exchange
    contracts ................           (14.26)                 (0.36)                 (14.24)                 (0.36)
                                        -------                -------                 -------                -------
       Total loss from
          investment
          operations .........           (14.44)                 (0.37)                 (14.49)                 (0.38)
                                        -------                -------                 -------                -------
Net asset value, end of
  period .....................          $ 26.28                $ 40.72                 $ 26.22                $ 40.71
                                        =======                =======                 =======                =======
Total return .................           (35.46)%                (0.90)%(1)             (35.59)%                 0.92%(1)
Net assets, end of period
  (000's) ....................          $     7                $    10                 $   489                $    10
Ratio of total expenses to
  average net assets .........             1.07%                  1.04%(2)                1.32%                  1.29%(2)
Ratio of net investment loss
  to average net assets ......            (0.57)%                (0.50)%(2)              (0.76)%                (0.66)%(2)
Portfolio turnover rate ......           174.11%                159.72%                 174.11%                159.72%

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) PRIOR TO DECEMBER 16, 2002, THE PORTFOLIO WAS MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS") AND WAS KNOWN AS THE ING MFS EMERGING EQUITIES PORTFOLIO.

60    See Notes to Financial Statements.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                            CLASS I                                     CLASS S
                           ------------------------------------------  ------------------------------------------
                                                     PERIOD FROM                                 PERIOD FROM
                                                  DECEMBER 10, 2001                           DECEMBER 10, 2001
                                                    (COMMENCEMENT                               (COMMENCEMENT
  ING SALOMON BROTHERS          YEAR ENDED        OF OPERATIONS) TO         YEAR ENDED        OF OPERATIONS) TO
    CAPITAL PORTFOLIO       DECEMBER 31, 2002     DECEMBER 31, 2001     DECEMBER 31, 2002     DECEMBER 31, 2001
-------------------------  --------------------  --------------------  --------------------  --------------------
Net asset value,
  beginning of period ...        $ 16.01                $15.86               $ 16.01               $ 15.86
                                 -------                ------               -------               -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income ..............           0.10                  0.01                  0.21                  0.01
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........          (4.01)                 0.14                 (4.15)                 0.14
                                 -------                ------               -------               -------
       Total income
          (loss) from
          investment
          operations ....          (3.91)                 0.15                 (3.94)                 0.15
                                 -------                ------               -------               -------
LESS DISTRIBUTIONS:
  Net investment
    income ..............          (0.01)                   --                 (0.01)                   --
  Net realized gain on
    sale of
    investments .........          (0.09)                   --                 (0.09)                   --
                                 -------                ------               -------               -------
       Total
        distributions ...          (0.10)                   --                 (0.10)                   --
                                 -------                ------               -------               -------
Net asset value, end of
  period ................        $ 12.00                $16.01               $ 11.97               $ 16.01
                                 =======                ======               =======               =======
Total return ............         (24.42)%                0.95%(1)            (24.62)%                0.95%(1)
Net assets, end of period
  (000's) ...............        $    62                $   10               $34,833               $40,370
Ratio of total expenses
  to average net
  assets ................           1.10%                 1.10%(2)              1.35%                 1.35%(2)
Ratio of net investment
  income to average net
  assets ................           2.13%                 1.00%(2)              1.48%                 0.87%(2)
Portfolio turnover
  rate ..................         114.27%                 3.84%(1)            114.27%                 3.84%(1)

                                           CLASS ADV
                           ------------------------------------------
                                                     PERIOD FROM
                                                  DECEMBER 10, 2001
                                                    (COMMENCEMENT
  ING SALOMON BROTHERS          YEAR ENDED        OF OPERATIONS) TO
    CAPITAL PORTFOLIO       DECEMBER 31, 2002     DECEMBER 31, 2001
-------------------------  --------------------  --------------------
Net asset value,
  beginning of period ...        $ 16.01                $15.86
                                 -------                ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income ..............           0.06                  0.00*
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........          (4.03)                 0.15
                                 -------                ------
       Total income
          (loss) from
          investment
          operations ....          (3.97)                 0.15
                                 -------                ------
LESS DISTRIBUTIONS:
  Net investment
    income ..............          (0.01)                   --
  Net realized gain on
    sale of
    investments .........          (0.09)                   --
                                 -------                ------
       Total
        distributions ...          (0.10)                   --
                                 -------                ------
Net asset value, end of
  period ................        $ 11.94                $16.01
                                 =======                ======
Total return ............         (24.79)%                0.95%(1)
Net assets, end of period
  (000's) ...............        $   535                $   10
Ratio of total expenses
  to average net
  assets ................           1.60%                 1.60%(2)
Ratio of net investment
  income to average net
  assets ................           1.79%                 0.50%(2)
Portfolio turnover
  rate ..................         114.27%                 3.84%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.

                                        See Notes to Financial Statements.    61

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                            CLASS I                                     CLASS S
                           ------------------------------------------  ------------------------------------------
                                                     PERIOD FROM                                 PERIOD FROM
                                                  DECEMBER 10, 2001                           DECEMBER 10, 2001
                                                    (COMMENCEMENT                               (COMMENCEMENT
  ING SALOMON BROTHERS          YEAR ENDED        OF OPERATIONS) TO         YEAR ENDED        OF OPERATIONS) TO
INVESTORS VALUE PORTFOLIO   DECEMBER 31, 2002     DECEMBER 31, 2001     DECEMBER 31, 2002     DECEMBER 31, 2001
-------------------------  --------------------  --------------------  --------------------  --------------------

Net asset value,
  beginning of period ...        $ 12.90                $12.92               $ 12.89               $ 12.92
                                 -------                ------               -------               -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income ..............           0.03                  0.01                  0.07                  0.00*
  Net realized and change
    in unrealized loss on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........          (2.94)                (0.03)                (3.01)                (0.03)
                                 -------                ------               -------               -------
       Total loss from
          investment
          operations ....          (2.91)                (0.02)                (2.94)                (0.03)
                                 -------                ------               -------               -------
LESS DISTRIBUTIONS:
  Net investment
    income ..............          (0.01)                   --                 (0.00)+                  --
  Net realized gain on
    sale of
    investments .........          (0.01)                   --                 (0.01)                   --
                                 -------                ------               -------               -------
       Total
        distributions ...          (0.02)                   --                 (0.01)                   --
                                 -------                ------               -------               -------
Net asset value, end of
  period ................        $  9.97                $12.90               $  9.94               $ 12.89
                                 =======                ======               =======               =======
Total return ............         (22.59)%               (0.15)%(1)           (22.84)%               (0.23)%(1)
Net assets, end of period
  (000's) ...............        $    35                $   10               $46,345               $50,415
Ratio of total expenses
  to average net
  assets ................           1.00%                 1.00%(2)              1.25%                 1.25%(2)
Ratio of net investment
  income to average net
  assets ................           0.98%                 0.83%(2)              0.70%                 0.58%(2)
Portfolio turnover
  rate ..................          46.66%                 1.02%(1)             46.66%                 1.02%(1)

                                           CLASS ADV
                           ------------------------------------------
                                                     PERIOD FROM
                                                  DECEMBER 10, 2001
                                                    (COMMENCEMENT
  ING SALOMON BROTHERS          YEAR ENDED        OF OPERATIONS) TO
INVESTORS VALUE PORTFOLIO   DECEMBER 31, 2002     DECEMBER 31, 2001
-------------------------  --------------------  --------------------
Net asset value,
  beginning of period ...        $ 12.89                $12.92
                                 -------                ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income ..............           0.03                  0.00*
  Net realized and change
    in unrealized loss on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........          (3.00)                (0.03)
                                 -------                ------
       Total loss from
          investment
          operations ....          (2.97)                (0.03)
                                 -------                ------
LESS DISTRIBUTIONS:
  Net investment
    income ..............          (0.01)                   --
  Net realized gain on
    sale of
    investments .........          (0.01)                   --
                                 -------                ------
       Total
        distributions ...          (0.02)                   --
                                 -------                ------
Net asset value, end of
  period ................        $  9.90                $12.89
                                 =======                ======
Total return ............         (23.08)%               (0.23)%(1)
Net assets, end of period
  (000's) ...............        $ 5,197                $   10
Ratio of total expenses
  to average net
  assets ................           1.50%                 1.50%(2)
Ratio of net investment
  income to average net
  assets ................           0.99%                 0.41%(2)
Portfolio turnover
  rate ..................          46.66%                 1.02%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.
 +    ROUNDS TO LESS THAN $(0.01).

62    See Notes to Financial Statements.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                                    CLASS I
                           -----------------------------------------------------------------------------------------
    ING T. ROWE PRICE            YEAR ENDED              YEAR ENDED            YEAR ENDED            YEAR ENDED
 GROWTH EQUITY PORTFOLIO    DECEMBER 31, 2002(1)     DECEMBER 31, 2001     DECEMBER 31, 2000     DECEMBER 31, 1999
-------------------------  -----------------------  --------------------  --------------------  --------------------
Net asset value,
  beginning of period ...         $  45.32                $  60.44              $  66.00              $  55.31
                                  --------                --------              --------              --------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income ..............             0.08                    0.09                  0.10                  0.15
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........           (10.63)                  (6.23)                 0.30                 11.99
                                  --------                --------              --------              --------
       Total income
          (loss) from
          investment
          operations ....           (10.55)                  (6.14)                 0.40                 12.14
                                  --------                --------              --------              --------
LESS DISTRIBUTIONS:
  Net investment
    income ..............            (0.08)                  (0.07)                (0.18)                (0.26)
  Net realized gain on
    sale of
    investments .........               --                   (8.91)                (5.78)                (1.19)
                                  --------                --------              --------              --------
       Total
        distributions ...            (0.08)                  (8.98)                (5.96)                (1.45)
                                  --------                --------              --------              --------
Net asset value, end of
  period ................         $  34.69                $  45.32              $  60.44              $  66.00
                                  ========                ========              ========              ========
Total return ............           (23.29)%                (10.21)%               (0.04)%               22.32%
Net assets, end of period
  (000's) ...............         $429,634                $592,879              $687,940              $703,454
Ratio of total expenses
  to average net
  assets ................             0.75%                   0.75%                 0.75%                 0.75%
Ratio of net investment
  income to average net
  assets ................             0.21%                   0.20%                 0.15%                 0.30%
Portfolio turnover
  rate ..................            49.23%                  64.81%                74.61%                53.40%

                                 CLASS I
                           --------------------
    ING T. ROWE PRICE           YEAR ENDED
 GROWTH EQUITY PORTFOLIO    DECEMBER 31, 1998
-------------------------  --------------------
Net asset value,
  beginning of period ...        $  43.61
                                 --------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment
    income ..............            0.30
  Net realized and change
    in unrealized gain
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange
    contracts ...........           11.66
                                 --------
       Total income
          (loss) from
          investment
          operations ....           11.96
                                 --------
LESS DISTRIBUTIONS:
  Net investment
    income ..............           (0.17)
  Net realized gain on
    sale of
    investments .........           (0.09)
                                 --------
       Total
        distributions ...           (0.26)
                                 --------
Net asset value, end of
  period ................        $  55.31
                                 ========
Total return ............           27.60%
Net assets, end of period
  (000's) ...............        $521,484
Ratio of total expenses
  to average net
  assets ................            0.75%
Ratio of net investment
  income to average net
  assets ................            0.65%
Portfolio turnover
  rate ..................           57.58%

 (1) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.

                                        See Notes to Financial Statements.    63

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                                   CLASS S                                       CLASS ADV
                                ---------------------------------------------  ---------------------------------------------
                                                             PERIOD FROM                                    PERIOD FROM
                                                          DECEMBER 10, 2001                              DECEMBER 10, 2001
                                                            (COMMENCEMENT                                  (COMMENCEMENT
      ING T. ROWE PRICE               YEAR ENDED          OF OPERATIONS) TO          YEAR ENDED          OF OPERATIONS) TO
   GROWTH EQUITY PORTFOLIO       DECEMBER 31, 2002(3)     DECEMBER 31, 2001     DECEMBER 31, 2002(3)     DECEMBER 31, 2001
------------------------------  -----------------------  --------------------  -----------------------  --------------------

Net asset value, beginning of
  period .....................          $ 45.31                 $45.44                 $ 45.30                 $45.44
                                        -------                 ------                 -------                 ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss) ...................             0.03                   0.00*                  (0.06)                 (0.00)+
  Net realized and change in
    unrealized loss on
    investments, foreign
    currency and forward
    foreign currency exchange
    contracts ................           (10.67)                 (0.13)                 (10.66)                 (0.14)
                                        -------                 ------                 -------                 ------
       Total loss from
          investment
          operations .........           (10.64)                 (0.13)                 (10.72)                 (0.14)
                                        -------                 ------                 -------                 ------
LESS DISTRIBUTIONS:
  Net investment income ......            (0.08)                    --                   (0.08)                    --
                                        -------                 ------                 -------                 ------
       Total distributions ...            (0.08)                    --                   (0.08)                    --
                                        -------                 ------                 -------                 ------
Net asset value, end of
  period .....................          $ 34.59                 $45.31                 $ 34.50                 $45.30
                                        =======                 ======                 =======                 ======
Total return .................           (23.50)%                (0.29)%(1)             (23.70)%                (0.31)%(1)
Net assets, end of period
  (000's) ....................          $ 1,530                 $   10                 $13,601                 $   10
Ratio of total expenses to
  average net assets .........             1.00%                  1.00%(2)                1.25%                  1.25%(2)
Ratio of net investment income
  (loss) to average net
  assets .....................             0.09%                  0.17%(2)               (0.18)%                (0.00)%(2)#
Portfolio turnover rate ......            49.23%                 64.81%                  49.23%                 64.81%

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES OUTSTANDING.
 *    ROUNDS TO LESS THAN $0.01.
 +    ROUNDS TO LESS THAN $(0.01).
 #    ROUNDS TO LESS THAN 0.01%.

64    See Notes to Financial Statements.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                             CLASS I                                     CLASS S
                            ------------------------------------------  ------------------------------------------
                                                      PERIOD FROM                                 PERIOD FROM
                                                   DECEMBER 10, 2001                           DECEMBER 10, 2001
                                                     (COMMENCEMENT                               (COMMENCEMENT
     ING UBS TACTICAL            YEAR ENDED        OF OPERATIONS) TO         YEAR ENDED        OF OPERATIONS) TO
ASSET ALLOCATION PORTFOLIO   DECEMBER 31, 2002     DECEMBER 31, 2001     DECEMBER 31, 2002     DECEMBER 31, 2001
--------------------------  --------------------  --------------------  --------------------  --------------------
Net asset value, beginning
  of period .............         $ 31.14                $31.41               $ 31.14               $ 31.41
                                  -------                ------               -------               -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss) ..............            0.07                 0.00*                  0.07                  0.00*
  Net realized and change
    in unrealized loss on
    investments, foreign
    currency and forward
    foreign currency
    exchange contracts ...          (7.22)                (0.27)                (7.28)                (0.27)
                                  -------                ------               -------               -------
       Total loss from
          investment
          operations ....           (7.15)                (0.27)                (7.21)                (0.27)
                                  -------                ------               -------               -------
LESS DISTRIBUTIONS:
  Net investment
    income ..............           (0.00)+                  --                 (0.00)+                  --
  Net realized gain on
    sale of
    investments .........           (0.05)                   --                 (0.05)                   --
                                  -------                ------               -------               -------
       Total
         distributions ...          (0.05)                   --                 (0.05)                   --
                                  -------                ------               -------               -------
Net asset value, end of
  period ................         $ 23.94                $31.14               $ 23.88               $ 31.14
                                  =======                ======               =======               =======
Total return ............          (22.92)%               (0.86)%(1)           (23.13)%               (0.86)%(1)
Net assets, end of period
  (000's) ...............         $ 1,378                $   10               $13,685               $13,660
Ratio of total expenses to
  average net assets ....            1.10%                 1.10%(2)              1.35%                 1.34%(2)
Ratio of net investment
  income (loss) to average
  net assets ............            0.73%                 0.17%(2)              0.27%                 0.04%(2)
Portfolio turnover
  rate ..................           14.92%                 4.82%(1)             14.92%                 4.82%(1)

                                            CLASS ADV
                            ------------------------------------------
                                                      PERIOD FROM
                                                   DECEMBER 10, 2001
                                                     (COMMENCEMENT
     ING UBS TACTICAL            YEAR ENDED        OF OPERATIONS) TO
ASSET ALLOCATION PORTFOLIO   DECEMBER 31, 2002     DECEMBER 31, 2001
--------------------------  --------------------  --------------------
Net asset value, beginning
  of period .............         $ 31.13                $31.41
                                  -------                ------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss) ..............            0.02                 (0.00)+
  Net realized and change
    in unrealized loss on
    investments, foreign
    currency and forward
    foreign currency
    exchange contracts ...          (7.29)                (0.28)
                                  -------                ------
       Total loss from
          investment
          operations ....           (7.27)                (0.28)
                                  -------                ------
LESS DISTRIBUTIONS:
  Net investment
    income ..............              --                    --
  Net realized gain on
    sale of
    investments .........           (0.05)                   --
                                  -------                ------
       Total
         distributions ...          (0.05)                   --
                                  -------                ------
Net asset value, end of
  period ................         $ 23.81                $31.13
                                  =======                ======
Total return ............          (23.35)%               (0.89)%(1)
Net assets, end of period
  (000's) ...............         $    22                $   10
Ratio of total expenses to
  average net assets ....            1.60%                 1.60%(2)
Ratio of net investment
  income (loss) to average
  net assets ............            0.09%                (0.17)%(2)
Portfolio turnover
  rate ..................           14.92%                 4.82%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 *    ROUNDS TO LESS THAN $0.01.
 +    ROUNDS TO LESS THAN $(0.01).

                                        See Notes to Financial Statements.    65

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding for each period:

                                           CLASS I               CLASS S              CLASS ADV
                                     --------------------  --------------------  --------------------
                                         PERIOD FROM           PERIOD FROM           PERIOD FROM
                                         MAY 1, 2002           MAY 1, 2002           MAY 1, 2002
                                        (COMMENCEMENT         (COMMENCEMENT         (COMMENCEMENT
          ING VAN KAMPEN              OF OPERATIONS) TO     OF OPERATIONS) TO     OF OPERATIONS) TO
        COMSTOCK PORTFOLIO            DECEMBER 31, 2002     DECEMBER 31, 2002     DECEMBER 31, 2002
-----------------------------------  --------------------  --------------------  --------------------

Net asset value, beginning of
  period ..........................        $ 10.00               $ 10.00               $ 10.00
                                           -------               -------               -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...........           0.04                  0.05                  0.01
  Net realized and change in
    unrealized loss on investments,
    foreign currency and forward
    foreign currency exchange
    contracts .....................          (1.64)                (1.67)                (1.65)
                                           -------               -------               -------
       Total loss from investment
        operations ................          (1.60)                (1.62)                (1.64)
                                           -------               -------               -------
LESS DISTRIBUTIONS:
  Net investment income ...........          (0.05)                (0.04)                (0.04)
                                           -------               -------               -------
       Total distributions ........          (0.05)                (0.04)                (0.04)
                                           -------               -------               -------
Net asset value, end of period ....        $  8.35               $  8.34               $  8.32
                                           =======               =======               =======
Total return ......................         (16.01)%(1)           (16.22)%(1)           (16.36)%(1)
Net assets, end of period
  (000's) .........................        $ 3,874               $12,723               $ 3,699
Ratio of total expenses to average
  net assets ......................           0.95%(2)              1.20%(2)              1.45%(2)
Ratio of net investment income to
  average net assets ..............           1.70%(2)              1.23%(2)              1.75%(2)
Portfolio turnover rate ...........          46.52%(1)             46.52%(1)             46.52%(1)

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.

66    See Notes to Financial Statements.

ING ALGER AGGRESSIVE GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          NUMBER OF        MARKET
                                            SHARES          VALUE
                                          ----------  -----------------
COMMON STOCKS (102.0%)
AEROSPACE & DEFENSE (3.2%)
L-3 Communications Holdings, Inc.*......    53,890    $       2,420,200
                                                      -----------------
APPAREL RETAILERS (1.0%)
Chico's FAS, Inc.*......................    41,000              775,310
                                                      -----------------
BANKING (2.2%)
GreenPoint Financial Corp...............    28,670            1,295,311
Synovus Financial Corp..................    17,200              333,680
                                                      -----------------
                                                              1,628,991
                                                      -----------------
BEVERAGES, FOOD & TOBACCO (4.5%)
Constellation Brands, Inc., Class A*....    60,000            1,422,600
Dean Foods Co.*.........................    14,000              519,400
Pepsi Bottling Group, Inc...............    57,900            1,488,030
                                                      -----------------
                                                              3,430,030
                                                      -----------------
BIOTECHNOLOGY (1.8%)
Biogen, Inc.*...........................    32,925            1,318,975
                                                      -----------------
BUSINESS SERVICES (1.0%)
Convergys Corp.*........................    50,900              771,135
                                                      -----------------
CHEMICALS (1.8%)
Avery Dennison Corp.....................    22,705            1,386,821
                                                      -----------------
COMMERCIAL SERVICES (1.8%)
Corinthian Colleges, Inc.*..............    36,300            1,374,318
                                                      -----------------
COMPUTER SOFTWARE & PROCESSING (11.3%)
BISYS Group, Inc.*......................   143,700            2,284,830
NetFlix, Inc.*..........................   122,575            1,349,551
Rational Software Corp.*................   154,200            1,602,138
Synopsys, Inc.*.........................    41,000            1,892,150
Take-Two Interactive Software, Inc.*....    59,750            1,403,527
                                                      -----------------
                                                              8,532,196
                                                      -----------------
COMPUTERS & INFORMATION (2.0%)
Lexmark International, Inc.*............    25,335            1,532,767
                                                      -----------------
ELECTRONICS (11.9%)
DuPont Photomasks, Inc.*................    35,950              835,837
Fairchild Semiconductor Corp.*..........   137,550            1,473,160
Flextronics International Ltd.*.........   252,550            2,068,384
International Rectifier Corp.*..........    64,175            1,184,670
Intersil Corp.*.........................    40,750              568,055
Microchip Technology, Inc...............    21,000              513,450
National Semiconductor Corp.*...........    63,900              959,139
Photronics, Inc.*.......................   100,500            1,376,850
                                                      -----------------
                                                              8,979,545
                                                      -----------------
ENTERTAINMENT & LEISURE (4.3%)
Blockbuster, Inc., Class A..............    68,250              836,063
                                          NUMBER OF        MARKET
                                            SHARES          VALUE
                                          ----------  -----------------
ENTERTAINMENT & LEISURE (CONTINUED)
International Game Technology*..........    20,650    $       1,567,748
MGM Mirage, Inc.*.......................    24,780              816,997
                                                      -----------------
                                                              3,220,808
                                                      -----------------
FINANCIAL SERVICES (5.2%)
Affiliated Managers Group, Inc.*........    43,339            2,179,952
LaBranche & Co., Inc.*..................    36,535              973,292
SEI Investments Co......................    28,350              770,553
                                                      -----------------
                                                              3,923,797
                                                      -----------------
HEALTH CARE PROVIDERS & SERVICES (6.3%)
Health Management Associates, Inc.,
  Class A...............................    94,800            1,696,920
Laboratory Corp. of America Holdings*...    93,250            2,167,130
St. Jude Medical, Inc.*.................    22,275              884,763
                                                      -----------------
                                                              4,748,813
                                                      -----------------
HEAVY MACHINERY (1.7%)
Smith International, Inc.*..............    14,900              486,038
W.W. Grainger, Inc......................    16,105              830,213
                                                      -----------------
                                                              1,316,251
                                                      -----------------
INSURANCE (7.7%)
Anthem, Inc.*...........................    13,450              846,005
Lincoln National Corp...................    25,400              802,132
W.R. Berkley Corp.......................    52,480            2,078,733
Willis Group Holdings Ltd.*.............    71,550            2,051,339
                                                      -----------------
                                                              5,778,209
                                                      -----------------
MEDIA--BROADCASTING & PUBLISHING (2.5%)
Entercom Communications Corp.*..........    22,210            1,042,093
McClatchy Co. (The), Class A............    14,900              845,277
                                                      -----------------
                                                              1,887,370
                                                      -----------------
MEDIA--INTERNET (1.5%)
Yahoo! Inc.*............................    67,200            1,098,720
                                                      -----------------
MEDICAL AND HEALTH PRODUCTS (3.4%)
Mid Atlantic Medical Services, Inc.*....    24,800              803,520
Zimmer Holdings, Inc.*..................    42,865            1,779,755
                                                      -----------------
                                                              2,583,275
                                                      -----------------
OIL & GAS (6.1%)
BJ Services Co.*........................    25,175              813,404
Cooper Cameron Corp.*...................    24,275            1,209,381
EOG Resources, Inc......................    36,600            1,461,072
Transocean, Inc.........................    49,800            1,155,360
                                                      -----------------
                                                              4,639,217
                                                      -----------------
PHARMACEUTICALS (6.4%)
AmerisourceBergen Corp..................    33,275            1,807,165
Gilead Sciences, Inc.*..................     2,750               93,500

                                        See Notes to Financial Statements.    67

ING ALGER AGGRESSIVE GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                          NUMBER OF        MARKET
                                            SHARES          VALUE
                                          ----------  -----------------
PHARMACEUTICALS (CONTINUED)
Mylan Laboratories, Inc.................    37,900    $       1,322,710
Watson Pharmaceuticals, Inc.*...........    55,950            1,581,707
                                                      -----------------
                                                              4,805,082
                                                      -----------------
RESTAURANTS AND LODGING (2.6%)
Brinker International, Inc.*............    35,150            1,133,588
California Pizza Kitchen, Inc.*.........    16,200              408,240
P.F. Chang's China Bistro, Inc.*........    12,100              439,230
                                                      -----------------
                                                              1,981,058
                                                      -----------------
RETAILERS (4.4%)
Abercrombie & Fitch Co., Class A*.......    19,100              390,786
Dollar Tree Stores, Inc.*...............    15,600              383,292
PetsMart, Inc.*.........................    60,175            1,030,798
Ross Stores, Inc........................    36,600            1,551,474
                                                      -----------------
                                                              3,356,350
                                                      -----------------
TELECOMMUNICATIONS (6.7%)
Amdocs Ltd.*............................   148,050            1,453,851
Comverse Technology, Inc.*..............    55,900              560,118
Tellabs, Inc.*..........................   173,100            1,258,437
UTStarcom, Inc.*........................    88,300            1,750,989
                                                      -----------------
                                                              5,023,395
                                                      -----------------
TEXTILES, CLOTHING & FABRICS (0.7%)
Jones Apparel Group, Inc.*..............    13,980              495,451
                                                      -----------------
TOTAL COMMON STOCKS (COST $78,160,772)                       77,008,084
                                                      -----------------

                                          PRINCIPAL
                                            AMOUNT
                                          ----------
SHORT-TERM INVESTMENTS (15.3%)
SECURITY LENDING COLLATERAL (15.3%)
Bank of Montreal, Eurodollar Term,
  1.320%, 01/30/03......................  $1,949,539     1,949,539
Comerica Bank, Bank Note, 1.400%,
  11/19/03..............................   898,657         898,657
Dreyfus, Money Market Fund, 1.358%,
  01/02/03..............................   449,329         449,329
Galaxy Funding, Commercial Paper,
  1.353%, 02/07/03......................   449,329         449,329
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.363%, 01/02/03...........  1,797,315      1,797,315
Liberty Lighthouse Funding, Commercial
  Paper, 1.343%, 01/14/03...............   898,657         898,657
Merrill Lynch & Co., Triparty Corporate,
  1.353%, 01/02/03......................   898,657         898,657
Merrimac, Money Market Fund, 1.422%,
  01/02/03..............................  2,875,704      2,875,704
                                          SHARE/PRINCIPAL     MARKET
                                              AMOUNT          VALUE
                                          ---------------  ------------
SECURITY LENDING COLLATERAL (CONTINUED)
Parkland LLC, Medium Term Note, 1.410%,
  11/26/03..............................    $  449,329     $    449,329
Prefco, Commercial Paper, 1.313%,
  01/06/03..............................       898,657          898,657
                                                           ------------
                                                             11,565,173
                                                           ------------
TOTAL SHORT-TERM INVESTMENTS (COST $11,565,173)              11,565,173
                                                           ------------

TOTAL INVESTMENTS AT MARKET VALUE
(117.3%)
  (COST $89,725,945)                      $  88,573,257
OTHER LIABILITIES IN EXCESS OF ASSETS
(-17.3%)                                    (13,044,190)
                                          -------------
NET ASSETS (100.0%)                       $  75,529,067
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $93,084,340. Unrealized gains and losses, based on identified tax cost at December 31, 2002, are as follows:


Unrealized gains..................................  $        --
Unrealized losses.................................   (4,511,083)
                                                    -----------
  Net unrealized (loss)...........................  $(4,511,083)
                                                    ===========

   *  Non-income producing security.

 Category percentages are based on net assets.

68     See Notes to Financial Statements.

ING ALGER GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
COMMON STOCKS (98.6%)
AEROSPACE & DEFENSE (4.3%)
General Dynamics Corp...................    14,800   $      1,174,676
Lockheed Martin Corp....................    13,600            785,400
                                                     ----------------
                                                            1,960,076
                                                     ----------------
AUTOMOTIVE (1.6%)
Harley-Davidson, Inc....................    16,250            750,750
                                                     ----------------
BANKING (2.9%)
Citigroup, Inc..........................    37,400          1,316,106
                                                     ----------------
BEVERAGES, FOOD & TOBACCO (0.9%)
Coca-Cola Co............................     9,600            420,672
                                                     ----------------
BIOTECHNOLOGY (0.9%)
Biogen, Inc.*...........................    10,000            400,600
                                                     ----------------
BUSINESS MACHINES (3.1%)
Dell Computer Corp.*....................    33,050            883,757
Hewlett-Packard Co......................    30,550            530,348
                                                     ----------------
                                                            1,414,105
                                                     ----------------
BUSINESS SERVICES (4.4%)
Accenture, Ltd. (Bermuda)*..............    61,950          1,114,480
FedEx Corp..............................    17,025            923,095
                                                     ----------------
                                                            2,037,575
                                                     ----------------
COMMERCIAL SERVICES (3.5%)
eBay, Inc.*.............................    23,475          1,592,074
                                                     ----------------
COMPUTER SERVICES (0.8%)
First Data Corp.........................     9,900            350,559
                                                     ----------------
COMPUTER SOFTWARE & PROCESSING (5.6%)
Microsoft Corp.*........................    30,850          1,594,945
Oracle Corp.*...........................    43,500            469,800
Synopsys, Inc.*.........................    11,100            512,265
                                                     ----------------
                                                            2,577,010
                                                     ----------------
COMPUTERS & INFORMATION (3.8%)
Cisco Systems, Inc.*....................    97,600          1,278,560
Lexmark International, Inc.*............     7,625            461,312
                                                     ----------------
                                                            1,739,872
                                                     ----------------
CONGLOMERATES (2.6%)
Tyco International Ltd..................    71,110          1,214,559
                                                     ----------------
COSMETICS & PERSONAL CARE (4.9%)
Avon Products, Inc......................    17,925            965,620
Proctor & Gamble Co.....................    14,680          1,261,599
                                                     ----------------
                                                            2,227,219
                                                     ----------------
DIVERSIFIED COMPUTER PRODUCTS (1.6%)
Sun Microsystems, Inc.*.................   240,250            747,177
                                                     ----------------
ELECTRONICS (6.2%)
Applied Materials, Inc.*................    70,800            922,524
EMC Corp.*..............................    43,900            269,546
Intel Corp..............................     9,700            151,029
                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
ELECTRONICS (CONTINUED)
Linear Technology Corp..................    30,600   $        787,032
Taiwan Semiconductor Manufacturing Co.,
  Ltd. ADR (Taiwan)*....................   102,082            719,678
                                                     ----------------
                                                            2,849,809
                                                     ----------------
ENTERTAINMENT & LEISURE (2.5%)
Walt Disney Co..........................    69,250          1,129,467
                                                     ----------------
FINANCIAL SERVICES (0.9%)
Concord EFS, Inc.*......................    12,670            199,426
Mellon Financial Corp...................     8,500            221,935
                                                     ----------------
                                                              421,361
                                                     ----------------
HEALTH CARE PROVIDERS & SERVICES (2.6%)
UnitedHealth Group, Inc.................    14,275          1,191,963
                                                     ----------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (0.8%)
Lowe's Companies, Inc...................     9,675            362,813
                                                     ----------------
INSURANCE (4.7%)
Aflac, Inc..............................    20,100            605,412
American International Group, Inc.......    15,600            902,460
Chubb Corp..............................    12,258            639,868
                                                     ----------------
                                                            2,147,740
                                                     ----------------
MEDIA--BROADCASTING & PUBLISHING (3.3%)
AOL Time Warner, Inc.*..................    51,050            668,755
Viacom, Inc., Class B*..................    21,150            862,074
                                                     ----------------
                                                            1,530,829
                                                     ----------------
MEDIA--INTERNET (1.0%)
Yahoo! Inc.*............................    29,250            478,238
                                                     ----------------
MEDICAL AND HEALTH PRODUCTS (5.1%)
Alcon, Inc. (Switzerland)*..............     4,900            193,305
Boston Scientific Corp.*................     9,875            419,885
Stryker Corp............................    11,550            775,236
Zimmer Holdings, Inc.*..................    23,375            970,530
                                                     ----------------
                                                            2,358,956
                                                     ----------------
OIL & GAS (4.2%)
BJ Services Co.*........................    21,250            686,588
Devon Energy Corp.......................    27,200          1,248,480
                                                     ----------------
                                                            1,935,068
                                                     ----------------
PHARMACEUTICALS (17.1%)
Abbott Laboratories.....................    34,425          1,377,000
Amgen, Inc.*............................    25,072          1,211,980
Bristol-Myers Squibb Co.................    17,200            398,180
Johnson & Johnson.......................    23,675          1,271,584
Merck & Co., Inc........................     8,050            455,711
Pfizer, Inc.............................     7,660            234,166
Pharmacia Corp..........................    40,485          1,692,273
Wyeth...................................    32,500          1,215,500
                                                     ----------------
                                                            7,856,394
                                                     ----------------

                                        See Notes to Financial Statements.    69

ING ALGER GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
RETAILERS (4.1%)
TJX Co., Inc............................    37,200   $        726,144
Wal-Mart Stores, Inc....................    22,450          1,133,950
                                                     ----------------
                                                            1,860,094
                                                     ----------------
TELECOMMUNICATIONS (5.2%)
Nokia Oyj ADR (Finland).................    64,400            998,200
Vodafone Group PLC ADR (United
  Kingdom)..............................    77,450          1,403,394
                                                     ----------------
                                                            2,401,594
                                                     ----------------
TOTAL COMMON STOCKS (COST $45,610,588)                     45,272,680
                                                     ----------------

                                          SHARE/PRINCIPAL
                                              AMOUNT
                                          ---------------
SHORT-TERM INVESTMENTS (2.3%)
SECURITY LENDING COLLATERAL (2.3%)
Bank of Montreal, Eurodollar Term,
  1.320%, 01/30/03......................     $178,642          178,642
Comerica Bank, Bank Note, 1.400%,
  11/19/03..............................       82,347           82,347
Dreyfus, Money Market Fund, 1.358%,
  01/02/03..............................       41,173           41,173
Galaxy Funding, Commercial Paper,
  1.353%, 02/07/03......................       41,173           41,173
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.363%, 01/02/03...........      164,693          164,693
Liberty Lighthouse Funding, Commercial
  Paper, 1.343%, 01/14/03...............       82,347           82,347
Merrill Lynch & Co., Triparty Corporate,
  1.353%, 01/02/03......................       82,347           82,347
Merrimac, Money Market Fund, 1.422%,
  01/02/03..............................      263,508          263,508
Parkland LLC, Medium Term Note, 1.410%,
  11/26/03..............................       41,173           41,173
Prefco, Commercial Paper, 1.313%,
  01/06/03..............................       82,347           82,347
                                                           -----------
                                                             1,059,750
                                                           -----------
TOTAL SHORT-TERM INVESTMENTS (COST $1,059,750)               1,059,750
                                                           -----------

TOTAL INVESTMENTS AT MARKET VALUE
(100.9%)
  (COST $46,670,338)                      $  46,332,430
OTHER LIABILITIES IN EXCESS OF ASSETS
(-0.9%)                                        (396,010)
                                          -------------
NET ASSETS (100.0%)                       $  45,936,420
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $49,123,067. Unrealized gains and losses, based on identified tax cost at December 31, 2002, are as follows:


Unrealized gains..................................  $       --
Unrealized losses.................................  (2,790,637)
                                                    ----------
  Net unrealized (loss)...........................  $(2,790,637)
                                                    ==========

   *  Non-income producing security.

 ADR American Depository Receipt

 Category percentages are based on net assets.

70     See Notes to Financial Statements.

ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          NUMBER OF      MARKET
                                           SHARES         VALUE
                                          ---------  ---------------
COMMON STOCKS (85.1%)
AEROSPACE & DEFENSE (0.7%)
Moog, Inc., Class A*....................     1,800   $        55,872
                                                     ---------------
APPAREL & TEXTILES (1.6%)
American Eagle Outfitters, Inc.*........     4,500            62,010
Kellwood Co.............................       500            13,000
Wolverine World Wide, Inc...............     3,200            48,352
                                                     ---------------
                                                             123,362
                                                     ---------------
AUTOMOTIVE (0.2%)
Visteon Corp............................     1,900            13,224
                                                     ---------------
BANKING (5.7%)
American Capital Strategies, Ltd........       700            15,113
Associated Banc Corp....................     1,400            47,516
BancorpSouth, Inc.......................     2,400            46,608
Citizens Banking Corp...................       500            12,390
Commercial Federal Corp.................     2,700            63,045
FirstMerit Corp.........................     2,000            43,320
Hibernia Corp., Class A.................     2,700            52,002
Mercantile Bankshares Corp..............     1,000            38,590
Sky Financial Group, Inc................     2,700            53,757
Washington Federal, Inc.................     2,800            69,580
                                                     ---------------
                                                             441,921
                                                     ---------------
BEVERAGES, FOOD & TOBACCO (2.6%)
Adolph Coors Co., Class B...............       800            49,000
Corn Products International, Inc........     1,300            39,169
International Multifoods Corp.*.........     1,200            25,428
Interstate Bakeries Corp................     2,100            32,025
Lance, Inc..............................     4,600            54,459
                                                     ---------------
                                                             200,081
                                                     ---------------
BUILDING MATERIALS (1.0%)
Martin Marietta Materials, Inc..........     2,500            76,650
                                                     ---------------
BUSINESS SERVICES (0.4%)
Valassis Communications, Inc.*..........     1,000            29,430
                                                     ---------------
CHEMICALS (1.3%)
FMC Corp.*..............................     2,700            73,764
Georgia Gulf Corp.......................       500            11,570
Minerals Technologies, Inc..............       400            17,260
                                                     ---------------
                                                             102,594
                                                     ---------------
COMMERCIAL SERVICES (3.6%)
ADVO, Inc.*.............................     3,600           118,188
Bandag, Inc.............................       437            16,903
Banta Corp..............................     1,700            53,159
G&K Services, Inc., Class A.............       400            14,160
Kelly Services, Inc.....................     1,400            34,594
MedQuist, Inc.*.........................     2,140            43,356
                                                     ---------------
                                                             280,360
                                                     ---------------
                                          NUMBER OF      MARKET
                                           SHARES         VALUE
                                          ---------  ---------------
COMPUTER SOFTWARE & PROCESSING (7.7%)
Activision, Inc.*.......................     3,500   $        51,065
Autodesk, Inc...........................     2,500            35,750
Compuware Corp.*........................     9,400            45,120
GTECH Holdings Corp.*...................       700            19,502
Novell, Inc.*...........................     7,100            23,714
Parametric Technology Co.*..............    54,300           136,836
Pomeroy Computer Resources, Inc.*.......     1,600            18,720
Rational Software Corp.*................     3,700            38,443
Roxio, Inc.*............................     4,400            20,988
Sybase, Inc.*...........................     7,700           103,180
THQ, Inc.*..............................     3,900            51,675
Ulticom, Inc.*..........................     7,800            58,422
                                                     ---------------
                                                             603,415
                                                     ---------------
CONSUMER GOODS AND SERVICES (0.3%)
Russ Berrie & Co., Inc..................       700            23,646
                                                     ---------------
ELECTRIC UTILITIES (4.0%)
Empire District Electric Co. (The)......     5,500           100,100
IDACORP, Inc............................     3,800            94,354
Sierra Pacific Resources................     7,700            50,050
Wisconsin Energy Corp...................     2,800            70,560
                                                     ---------------
                                                             315,064
                                                     ---------------
ELECTRICAL EQUIPMENT (1.9%)
Littelfuse, Inc.*.......................     3,000            50,580
Regal-Beloit Corp.......................     4,700            97,290
                                                     ---------------
                                                             147,870
                                                     ---------------
ELECTRONIC COMPONENTS (0.5%)
Cable Design Technologies Corp.*........     6,800            40,120
                                                     ---------------
ELECTRONICS (4.6%)
Adaptec, Inc.*..........................     8,048            45,471
Coherent, Inc.*.........................     3,900            77,805
DuPont Photomasks, Inc.*................     1,500            34,875
Electronics for Imaging, Inc.*..........     4,600            74,801
Mattson Technology, Inc.*...............     9,500            27,170
Methode Electronics, Inc., Class A......     1,600            17,552
Mettler-Toledo International, Inc.*.....       600            19,236
Rayovac Corp.*..........................     4,900            65,317
                                                     ---------------
                                                             362,227
                                                     ---------------
ENTERTAINMENT & LEISURE (1.8%)
Callaway Golf Co........................     1,800            23,850
Hasbro, Inc.............................     2,300            26,565
JAKKS Pacific, Inc.*....................     3,200            43,104
Regal Entertainment Group, Class A......     2,300            49,266
                                                     ---------------
                                                             142,785
                                                     ---------------
FINANCIAL SERVICES (1.0%)
Allied Capital Corp.....................     2,500            54,575

                                        See Notes to Financial Statements.    71

ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                          NUMBER OF      MARKET
                                           SHARES         VALUE
                                          ---------  ---------------
FINANCIAL SERVICES (CONTINUED)
Medallion Financial Corp................     5,400   $        21,060
MicroFinancial, Inc.....................     2,400             3,552
                                                     ---------------
                                                              79,187
                                                     ---------------
FOREST PRODUCTS & PAPER (2.7%)
Caraustar Industries, Inc.*.............     4,700            44,556
Rayonier Inc............................     1,700            76,925
Wausau-Mosinee Paper Corp...............     8,000            89,760
                                                     ---------------
                                                             211,241
                                                     ---------------
HEALTH CARE PROVIDERS & SERVICES (1.4%)
Alliance Imaging, Inc.*.................     8,900            47,170
AmeriPath, Inc.*........................     1,100            23,650
DaVita, Inc.*...........................       500            12,335
Kindred Healthcare, Inc.*...............     1,500            27,226
                                                     ---------------
                                                             110,381
                                                     ---------------
HEAVY CONSTRUCTION (0.2%)
WCI Communities, Inc.*..................     1,700            17,340
                                                     ---------------
HEAVY MACHINERY (6.6%)
Briggs & Stratton Corp..................     1,900            80,693
Hydril Co.*.............................     1,700            40,069
Insituform Technologies, Inc., Class
  A*....................................     8,000           136,400
Kadant, Inc.*...........................     3,700            55,500
Kaydon Corp.............................     1,100            23,331
NATCO Group, Inc.*......................     4,400            27,632
Pentair, Inc............................       900            31,095
Robbins & Myers, Inc....................     1,200            22,080
Tecumseh Products Co., Class A..........       450            19,859
W-H Energy Services, Inc.*..............     5,300            77,327
                                                     ---------------
                                                             513,986
                                                     ---------------
HOUSEHOLD PRODUCTS (0.8%)
Libbey, Inc.............................     2,300            59,800
                                                     ---------------
INDUSTRIAL--DIVERSIFIED (2.7%)
Anixter International, Inc.*............       800            18,600
CIRCOR International, Inc...............     2,600            41,340
Crane Co................................     4,100            81,713
Griffon Corp.*..........................     5,017            68,332
                                                     ---------------
                                                             209,985
                                                     ---------------
INSURANCE (5.4%)
HCC Insurance Holdings, Inc.............     2,800            68,880
Horace Mann Educators Corp..............     2,900            44,457
Phoenix Companies, Inc. (The)...........     7,300            55,480
Platinum Underwriters Holdings, Ltd.
  (Bermuda)*............................     3,000            79,050
PMI Group, Inc. (The)...................     2,700            81,108
ProAssurance Corp.*.....................     3,400            71,400
Safety Insurance Group, Inc.*...........     1,500            21,570
                                                     ---------------
                                                             421,945
                                                     ---------------
MEDIA--BROADCASTING & PUBLISHING (1.5%)
Liberty Corp. (The).....................     3,000           116,400
                                                     ---------------
                                          NUMBER OF      MARKET
                                           SHARES         VALUE
                                          ---------  ---------------
MEDICAL AND HEALTH PRODUCTS (5.6%)
Arrow International, Inc................     1,600   $        65,072
Invitrogen Corp.*.......................     2,900            90,741
Orthofix International N.V.
  (Netherlands)*........................     1,500            42,224
Owens & Minor, Inc......................     6,700           110,014
SRI/Surgical Express, Inc.*.............     1,000             5,670
Sybron Dental Specialties, Inc.*........     8,500           126,225
                                                     ---------------
                                                             439,946
                                                     ---------------
MEDICAL SUPPLIES (1.0%)
Beckman Coulter, Inc....................     2,600            76,752
                                                     ---------------
METALS AND MINING (0.4%)
Olin Corp...............................     2,200            34,210
                                                     ---------------
OIL & GAS (3.4%)
Premcor, Inc.*..........................       600            13,338
Spinnaker Exploration Co.*..............     1,300            28,665
Swift Energy Co.*.......................     7,200            69,624
Tom Brown, Inc.*........................     2,000            50,200
Westport Resources Corp.*...............     5,000           104,000
                                                     ---------------
                                                             265,827
                                                     ---------------
OIL SERVICES (0.7%)
Key Energy Services, Inc.*..............     6,500            58,305
                                                     ---------------
POLLUTION CONTROL (0.4%)
Ionics, Inc.*...........................     1,400            31,920
                                                     ---------------
REAL ESTATE (2.9%)
Getty Realty Corp. (REIT)...............     4,116            77,998
Heritage Property Investment Trust
  (REIT)................................     1,777            44,372
Hospitality Properties Trust (REIT)*....     1,000            25,380
Senior Housing Properties Trust
  (REIT)................................     7,200            76,392
                                                     ---------------
                                                             224,142
                                                     ---------------
RESTAURANTS AND LODGING (2.8%)
AFC Enterprises, Inc.*..................     2,100            44,121
CEC Entertainment, Inc.*................     1,300            39,910
Jack In The Box, Inc.*..................     6,000           103,740
Papa John's International, Inc.*........     1,000            27,880
                                                     ---------------
                                                             215,651
                                                     ---------------
RETAILERS (2.9%)
Casey's General Stores, Inc.............     8,100            98,901
Foot Locker, Inc.*......................     5,500            57,750
Linens 'n Things, Inc.*.................     1,800            40,680
The Men's Wearhouse, Inc.*..............     1,700            29,155
                                                     ---------------
                                                             226,486
                                                     ---------------
SPECIAL PRODUCTS AND SERVICES (0.9%)
AptarGroup, Inc.........................     2,300            71,852
                                                     ---------------
TELECOMMUNICATIONS (0.6%)
Comverse Technology, Inc.*..............     4,307            43,156
Ditech Communications Co.*..............     2,300             5,014
                                                     ---------------
                                                              48,170
                                                     ---------------

72     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          NUMBER OF      MARKET
                                           SHARES         VALUE
                                          ---------  ---------------
TEXTILES, CLOTHING & FABRICS (0.5%)
Reebok International Ltd.*..............     1,200   $        35,280
                                                     ---------------
TRANSPORTATION (0.7%)
SCS Transportation, Inc.*...............       450             4,460
USFreightways Corp......................     1,700            48,875
                                                     ---------------
                                                              53,335
                                                     ---------------
UTILITIES--GAS (2.1%)
AGL Resources, Inc......................     3,400            82,620
Northwest Natural Gas Co................       821            22,216
WGL Holdings, Inc.......................     2,400            57,408
                                                     ---------------
                                                             162,244
                                                     ---------------
TOTAL COMMON STOCKS (COST $7,279,325)                      6,643,006
                                                     ---------------
CONVERTIBLE PREFERRED STOCKS (1.7%)
INSURANCE (1.6%)
Phoenix Companies, Inc.*................     1,700            43,265
United Fire & Casualty Co., Series A....     3,100            83,514
                                                     ---------------
                                                             126,779
                                                     ---------------
REAL ESTATE (0.1%)
PS Business Parks, Inc. (REIT)..........       100             2,665
                                                     ---------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $126,534)           129,444
                                                     ---------------
PREFERRED STOCKS (2.4%)
BANKING (0.8%)
BancorpSouth Capital Trust I............       900            23,454
Sterling Banc Capital Trust III.........       500            12,750
VNB Capital Trust I.....................       900            23,805
                                                     ---------------
                                                              60,009
                                                     ---------------
ELECTRIC UTILITIES (0.3%)
WEC Capital Trust I.....................       900            22,617
                                                     ---------------
FINANCIAL SERVICES (0.8%)
AGL Capital Trust II....................       600            15,888
Laclede Capital Trust I*................       900            23,400
MB Financial Capital Trust I*...........       900            23,670
                                                     ---------------
                                                              62,958
                                                     ---------------
REAL ESTATE (0.5%)
HRPT Properties Trust - Series B
  (REIT)................................       900            22,986
Mills Corp. (The) - Series B (REIT).....       700            18,025
                                                     ---------------
                                                              41,011
                                                     ---------------
TOTAL PREFERRED STOCKS (COST $183,440)                       186,595
                                                     ---------------
                                          PRINCIPAL
                                           AMOUNT
                                          ---------
CONVERTIBLE DEBT (1.4%)
COMMUNICATIONS (0.1%)
Comverse Technology, Inc., 1.500%,
  12/01/05..............................  $ 10,000             8,412
                                                     ---------------
COMPUTER SOFTWARE & PROCESSING (1.0%)
Rational Software Corp., 5.000%,
  02/01/07..............................    76,000            77,615
                                                     ---------------
                                          PRINCIPAL      MARKET
                                           AMOUNT         VALUE
                                          ---------  ---------------
PHARMACEUTICALS (0.3%)
Invitrogen Corp., 5.500%, 03/01/07......  $ 25,000   $        23,188
                                                     ---------------
TOTAL CONVERTIBLE DEBT (COST $94,696)                        109,215
                                                     ---------------
                                          NUMBER OF
                                           SHARES
                                          ---------
REGISTERED INVESTMENT
  COMPANIES (5.4%)
EXCHANGE TRADED FUNDS (5.4%)
iShares Russell 2000 Value Index Fund...     2,300           256,450
iShares S&P SmallCap 600/BARRA Value
  Index Fund............................     2,300           167,325
                                                     ---------------
                                                             423,775
                                                     ---------------
TOTAL REGISTERED INVESTMENT COMPANIES (COST
  $431,031)                                                  423,775
                                                     ---------------

                                          SHARE/PRINCIPAL
                                              AMOUNT
                                          ---------------
SHORT-TERM INVESTMENTS (9.2%)
SECURITY LENDING COLLATERAL (9.2%)
Bank of Montreal, Eurodollar Term,
  1.320%, 01/30/03......................     $121,329         121,329
Comerica Bank, Bank Note, 1.400%,
  11/19/03..............................       55,928          55,928
Dreyfus, Money Market Fund, 1.358%,
  01/02/03..............................       27,964          27,964
Galaxy Funding, Commercial Paper,
  1.353%, 02/07/03......................       27,964          27,964
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.363%, 01/02/03...........      111,856         111,856
Liberty Lighthouse Funding, Commercial
  Paper, 1.343%, 01/14/03...............       55,928          55,928
Merrill Lynch & Co., Triparty Corporate,
  1.353%, 01/02/03......................       55,928          55,928
Merrimac, Money Market Fund, 1.422%,
  01/02/03..............................      178,969         178,969
Parkland LLC, Medium Term Note, 1.410%,
  11/26/03..............................       27,964          27,964
Prefco, Commercial Paper, 1.313%,
  01/06/03..............................       55,928          55,928
                                                           ----------
                                                              719,758
                                                           ----------
TOTAL SHORT-TERM INVESTMENTS (COST $719,758)                  719,758
                                                           ----------

TOTAL INVESTMENTS AT MARKET VALUE
(105.2%)
  (COST $8,834,784)                       $   8,211,793
OTHER LIABILITIES IN EXCESS OF ASSETS
(-5.2%)                                        (403,629)
                                          -------------
NET ASSETS (100.0%)                       $   7,808,164
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $9,018,000. Unrealized gains and losses, based on identified tax cost at December 31, 2002, are as follows:


Unrealized gains..................................  $      --
Unrealized losses.................................   (806,207)
                                                    ---------
  Net unrealized (loss)...........................  $(806,207)
                                                    =========

   *  Non-income producing security.

 REIT Real Estate Investment Trust

 Category percentages are based on net assets.

                                        See Notes to Financial Statements.    73

ING BARON SMALL CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
COMMON STOCKS (91.3%)
ADVERTISING (2.1%)
Catalina Marketing Corp.*...............    12,000   $        222,000
                                                     ----------------
AIRLINES (1.0%)
JetBlue Airways Corp.*..................     4,050            109,350
                                                     ----------------
APPAREL RETAILERS (1.8%)
Chico's FAS, Inc.*......................    10,000            189,100
                                                     ----------------
BUSINESS SERVICES (10.0%)
Arbitron, Inc.*.........................     8,000            268,000
Fair, Isaac & Co., Inc..................     6,000            256,200
Getty Images, Inc.*.....................     5,000            152,750
Harte-Hanks, Inc........................     4,000             74,680
Heidrick & Struggles International,
  Inc.*.................................     3,000             44,010
PRG-Schultz International, Inc.*........    15,000            133,500
Sotheby's Holdings, Inc.*...............    15,000            135,000
                                                     ----------------
                                                            1,064,140
                                                     ----------------
CHEMICALS (3.5%)
Cambrex Corp............................     6,000            181,260
Symyx Technologies, Inc.*...............    15,000            188,850
                                                     ----------------
                                                              370,110
                                                     ----------------
COMPUTER SOFTWARE & PROCESSING (2.8%)
Advent Software, Inc.*..................     5,000             68,150
Anteon International Corp.*.............     5,000            120,000
Kronos, Inc.*...........................     3,000            110,970
                                                     ----------------
                                                              299,120
                                                     ----------------
EDUCATION (2.9%)
DeVry, Inc.*............................    12,000            199,320
University of Phoenix Online*...........     3,000            107,520
                                                     ----------------
                                                              306,840
                                                     ----------------
ENTERTAINMENT & LEISURE (10.0%)
Intrawest Corp. (Canada)................     9,000            111,600
Kerzner International Ltd. (Bahama
  Islands)*.............................    12,000            240,960
Penn National Gaming, Inc.*.............    15,000            237,900
Vail Resorts, Inc.*.....................    15,000            227,550
Wynn Resorts, Ltd.*.....................    19,000            249,090
                                                     ----------------
                                                            1,067,100
                                                     ----------------
FINANCIAL SERVICES (8.0%)
CheckFree Corp.*........................     6,000             96,006
ChoicePoint, Inc.*......................     6,000            236,940
Gabelli Asset Management, Inc., Class
  A*....................................     3,000             90,120
Jeffries Group, Inc.....................     7,000            293,790
Lendingtree, Inc.*......................    10,000            128,800
                                                     ----------------
                                                              845,656
                                                     ----------------
HEALTH CARE PROVIDERS & SERVICES (9.2%)
AmSurg Corp.*...........................     8,000            163,440
Centene Corp.*..........................     8,000            268,720
Odyssey Healthcare, Inc.*...............     5,000            173,500
                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Province Healthcare Co.*................     6,000   $         58,380
United Surgical Partners International,
  Inc.*.................................    20,000            312,420
                                                     ----------------
                                                              976,460
                                                     ----------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (1.6%)
Ethan Allen Interiors, Inc..............     5,000            171,850
                                                     ----------------
HOUSEHOLD PRODUCTS (1.3%)
Libbey, Inc.............................     5,500            143,000
                                                     ----------------
INSURANCE (3.5%)
Arch Capital Group Ltd.*................     8,000            249,360
Hilb, Rogal & Hamilton Co...............     3,000            122,700
                                                     ----------------
                                                              372,060
                                                     ----------------
MEDIA--BROADCASTING & PUBLISHING (7.7%)
Gray Television, Inc....................    12,000            117,000
Insight Communications Co., Inc.*.......    10,000            123,800
LIN TV Corp., Class A*..................    14,000            340,900
Radio One, Inc., Class D*...............    10,000            144,300
Saga Communications, Inc.*..............     5,000             95,000
                                                     ----------------
                                                              821,000
                                                     ----------------
MEDIA--INTERNET (1.1%)
Overture Services, Inc.*................     2,300             62,813
ProQuest Company*.......................     3,000             58,800
                                                     ----------------
                                                              121,613
                                                     ----------------
MEDICAL AND HEALTH PRODUCTS (4.8%)
Charles River Laboratories
  International, Inc.*..................     5,000            192,400
CTI Molecular Imaging, Inc.*............     9,500            234,270
Weight Watchers International, Inc.*....     1,800             82,746
                                                     ----------------
                                                              509,416
                                                     ----------------
OIL & GAS (2.2%)
Premcor, Inc.*..........................     5,500            122,265
SEACOR SMIT, Inc.*......................     2,500            111,250
                                                     ----------------
                                                              233,515
                                                     ----------------
RESTAURANTS AND LODGING (11.8%)
California Pizza Kitchen, Inc.*.........     7,000            176,400
Choice Hotels International, Inc.*......    10,000            227,000
Extended Stay America, Inc.*............    20,000            295,000
Four Seasons Hotels, Inc. (Canada)......    10,000            282,500
Krispy Kreme Doughnuts, Inc.*...........     4,000            135,080
Panera Bread Co., Class A*..............     4,000            139,240
                                                     ----------------
                                                            1,255,220
                                                     ----------------
RETAILERS (3.3%)
Linens 'n Things, Inc.*.................     4,000             90,400
PETCO Animal Supplies, Inc.*............    10,000            234,390
Smart & Final, Inc.*....................     5,500             28,600
                                                     ----------------
                                                              353,390
                                                     ----------------

74     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
TELECOMMUNICATIONS (0.8%)
American Tower Corp.*...................    12,000   $         42,360
Crown Castle International Corp.*.......    10,000             37,500
                                                     ----------------
                                                               79,860
                                                     ----------------
UTILITIES--GAS (1.9%)
Southern Union Co.*.....................    12,000            198,000
                                                     ----------------
TOTAL COMMON STOCKS (COST $9,871,451)                       9,708,800
                                                     ----------------

                                          SHARE/PRINCIPAL
                                              AMOUNT
                                          ---------------
SHORT-TERM INVESTMENTS (21.2%)
SECURITY LENDING COLLATERAL (21.2%)
Bank of Montreal, Eurodollar Term,
  1.320%, 01/30/03......................     $380,072          380,072
Comerica Bank, Bank Note, 1.400%,
  11/19/03..............................      175,197          175,197
Dreyfus, Money Market Fund, 1.358%,
  01/02/03..............................       87,599           87,599
Galaxy Funding, Commercial Paper,
  1.353%, 02/07/03......................       87,599           87,599
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.363%, 01/02/03...........      350,395          350,395
Liberty Lighthouse Funding, Commercial
  Paper, 1.343%, 01/14/03...............      175,198          175,198
Merrill Lynch & Co., Triparty Corporate,
  1.353%, 01/02/03......................      175,198          175,198
Merrimac, Money Market Fund, 1.422%,
  01/02/03..............................      560,632          560,632
Parkland LLC, Medium Term Note, 1.410%,
  11/26/03..............................       87,599           87,599
Prefco, Commercial Paper, 1.313%,
  01/06/03..............................      175,198          175,198
                                                           -----------
                                                             2,254,687
                                                           -----------
TOTAL SHORT-TERM INVESTMENTS (COST $2,254,687)               2,254,687
                                                           -----------

TOTAL INVESTMENTS AT MARKET VALUE
(112.5%)
  (COST $12,126,138)                      $  11,963,487
OTHER LIABILITIES IN EXCESS OF ASSETS
(-12.5%)                                     (1,333,338)
                                          -------------
NET ASSETS (100.0%)                       $  10,630,149
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $12,137,068. Unrealized gains and losses, based on identified tax cost at December 31, 2002, are as follows:


Unrealized gains..................................  $   612,901
Unrealized losses.................................     (786,482)
                                                    -----------
  Net unrealized (loss)...........................  $  (173,581)
                                                    ===========

   *  Non-income producing security.

 Category percentages are based on net assets.

                                        See Notes to Financial Statements.    75

ING DSI ENHANCED INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
COMMON STOCKS (99.4%)
ADVERTISING (0.3%)
Interpublic Group of Companies, Inc.....     2,000   $         28,160
Omnicom Group, Inc......................     1,100             71,060
                                                     ----------------
                                                               99,220
                                                     ----------------
AEROSPACE & DEFENSE (1.7%)
Boeing Co...............................     4,100            135,259
General Dynamics Corp...................       900             71,433
Goodrich Corp...........................       900             16,488
ITT Industries, Inc.....................       200             12,138
Lockheed Martin Corp....................     1,500             86,625
Northrop Grumman Corp...................       514             49,858
Raytheon Co.............................     1,800             55,350
United Technologies, Inc................     2,300            142,462
                                                     ----------------
                                                              569,613
                                                     ----------------
AIRLINES (0.1%)
Southwest Airlines Co...................     1,900             26,410
                                                     ----------------
APPAREL RETAILERS (0.1%)
Limited, Inc............................     1,500             20,895
                                                     ----------------
AUTOMOTIVE (0.9%)
Delphi Corp.............................     3,700             29,785
Ford Motor Co...........................     7,000             65,100
General Motors Corp.....................     3,200            117,952
Genuine Parts Co........................       300              9,240
Harley-Davidson, Inc....................     1,800             83,160
                                                     ----------------
                                                              305,237
                                                     ----------------
BANKING (10.5%)
AmSouth Bancorp.........................     1,900             36,480
Bank of America Corp....................     6,000            417,420
Bank of New York Co., Inc...............     3,600             86,256
Bank One Corp...........................     4,000            146,200
BB&T Corp...............................     1,800             66,582
Charter One Financial, Inc..............       635             18,244
Citigroup, Inc..........................    21,700            763,623
Comerica, Inc...........................       500             21,620
Fifth Third Bancorp.....................     2,700            158,085
First Tennessee National Corp...........       900             32,346
FleetBoston Financial Corp..............     4,300            104,490
Golden West Financial Corp..............       500             35,905
J.P. Morgan Chase & Co..................     8,000            192,000
KeyCorp.................................     1,600             40,224
Marshall & Ilsley Corp..................       700             19,166
National City Corp......................     3,300             90,156
North Fork Bancorporation, Inc..........       900             30,366
Northern Trust Corp.....................     1,300             45,565
PNC Financial Services Group............     1,400             58,660
Regions Financial Corp..................       400             13,344
Southtrust Corp.........................       700             17,395
State Street Corp.......................     1,600             62,400
                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
BANKING (CONTINUED)
SunTrust Banks, Inc.....................     1,400   $         79,688
Synovus Financial Corp..................     2,400             46,560
U.S. Bancorp............................     9,500            201,590
Union Planters Corp.....................       850             23,919
Wachovia Corp...........................     5,400            196,776
Washington Mutual, Inc..................     5,100            176,103
Wells Fargo & Co........................     7,100            332,777
Zions Bancorp...........................       400             15,740
                                                     ----------------
                                                            3,529,680
                                                     ----------------
BEVERAGES, FOOD & TOBACCO (5.8%)
Adolph Coors Co., Class B...............       200             12,250
Anheuser-Busch Co., Inc.................     3,100            150,040
Archer-Daniels-Midland Co...............     3,500             43,400
Brown-Forman Corp., Class B.............       100              6,536
Campbell Soup Co........................     2,600             61,022
Coca-Cola Co............................    10,600            464,492
Coca-Cola Enterprises, Inc..............     1,800             39,096
Conagra Foods, Inc......................     2,700             67,527
Del Monte Foods Co.*....................     1,161              8,941
General Mills, Inc......................     1,700             79,815
Heinz (H.J.) Co.........................     2,400             78,888
Hershey Foods Corp......................       200             13,488
Kellogg Co..............................     2,000             68,540
PepsiCo, Inc............................     7,200            303,984
Philip Morris Co., Inc..................     9,300            376,929
Sara Lee Corp...........................     3,300             74,283
SUPERVALU, Inc..........................       600              9,906
UST, Inc................................       800             26,744
Wm. Wrigley Jr., Co.....................       900             49,392
                                                     ----------------
                                                            1,935,273
                                                     ----------------
BIOTECHNOLOGY (0.3%)
Biogen, Inc.*...........................     1,000             40,060
Chiron Corp.*...........................     1,100             41,360
MedImmune, Inc.*........................       500             13,585
                                                     ----------------
                                                               95,005
                                                     ----------------
BUILDING MATERIALS (0.1%)
Vulcan Materials Co.....................       500             18,750
                                                     ----------------
BUSINESS MACHINES (3.3%)
Apple Computer, Inc.*...................     1,200             17,196
Dell Computer Corp.*....................    11,500            307,510
Gateway, Inc.*..........................     1,800              5,652
Hewlett-Packard Co......................    12,766            221,618
International Business Machines Corp....     7,400            573,500
                                                     ----------------
                                                            1,125,476
                                                     ----------------
BUSINESS SERVICES (1.8%)
Cintas Corp.............................       300             13,725
Computer Sciences Corp.*................     1,600             55,120
Convergys Corp.*........................     1,600             24,240

76     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
BUSINESS SERVICES (CONTINUED)
FedEx Corp..............................     1,200   $         65,064
Paychex, Inc............................     2,700             75,330
Sabre Holdings Corp.*...................       500              9,055
SunGard Data Systems, Inc.*.............     1,600             37,696
Unisys Corp.*...........................     1,300             12,870
United Parcel Service, Inc., Class B....     4,600            290,168
Xerox Corp.*............................     2,000             16,100
                                                     ----------------
                                                              599,368
                                                     ----------------
CAPITAL EQUIPMENT (0.3%)
Honeywell International, Inc............     4,200            100,800
                                                     ----------------
CHEMICALS (1.8%)
3M Co...................................     1,400            172,620
Air Products & Chemicals, Inc...........       500             21,375
Dow Chemical Co.........................     2,900             86,130
Du Pont (E.I.) de Nemours...............     4,400            186,560
Ecolab, Inc.............................       500             24,750
International Flavors & Fragrances,
  Inc...................................       500             17,550
Monsanto Co.............................     1,111             21,387
PPG Industries, Inc.....................       500             25,075
Praxair, Inc............................       500             28,885
Rohm & Haas Co..........................       500             16,240
                                                     ----------------
                                                              600,572
                                                     ----------------
COMMERCIAL SERVICES (0.6%)
eBay, Inc.*.............................     1,500            101,730
H&R Block, Inc..........................     1,500             60,300
Moody's Corp............................       600             24,774
R.R. Donnelley & Sons Co................       500             10,885
                                                     ----------------
                                                              197,689
                                                     ----------------
COMPUTER SERVICES (0.8%)
Automatic Data Processing, Inc..........     3,500            137,375
First Data Corp.........................     3,600            127,476
                                                     ----------------
                                                              264,851
                                                     ----------------
COMPUTER SOFTWARE & PROCESSING (5.2%)
Adobe Systems, Inc......................     1,500             37,201
Autodesk, Inc...........................       500              7,150
Citrix Systems, Inc.*...................     2,700             33,264
Computer Associates International,
  Inc...................................     2,300             31,050
Compuware Corp.*........................     1,500              7,200
Electronic Arts, Inc.*..................       700             34,839
Electronic Data Systems Corp............     2,400             44,232
IMS Health, Inc.........................     1,300             20,800
Intuit, Inc.*...........................       700             32,844
Mercury Interactive Corp.*..............       400             11,860
Microsoft Corp.*........................    22,600          1,168,420
NCR Corp.*..............................       600             14,244
Oracle Corp.*...........................    22,400            241,920
PeopleSoft, Inc.*.......................     1,100             20,130
                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
COMPUTER SOFTWARE & PROCESSING (CONTINUED)
Siebel Systems, Inc.*...................     1,800   $         13,320
Veritas Software Corp.*.................     1,500             23,430
                                                     ----------------
                                                            1,741,904
                                                     ----------------
COMPUTERS & INFORMATION (1.6%)
Cisco Systems, Inc.*....................    31,700            415,270
Lexmark International, Inc.*............       700             42,350
Network Appliance, Inc.*................     2,300             23,000
Pitney Bowes, Inc.......................     1,800             58,788
                                                     ----------------
                                                              539,408
                                                     ----------------
CONGLOMERATES (0.5%)
Textron, Inc............................     1,000             42,990
Tyco International Ltd..................     8,100            138,348
                                                     ----------------
                                                              181,338
                                                     ----------------
CONSUMER GOODS AND SERVICES (0.8%)
Clorox Co...............................     1,200             49,500
Eastman Kodak Co........................     1,600             56,064
Fortune Brands, Inc.....................       500             23,255
Gillette Co.............................     4,400            133,584
Newell Rubbermaid, Inc..................       700             21,231
                                                     ----------------
                                                              283,634
                                                     ----------------
COSMETICS & PERSONAL CARE (1.9%)
Avon Products, Inc......................       800             43,096
Colgate-Palmolive Co....................     2,200            115,346
Proctor & Gamble Co.....................     5,600            481,264
                                                     ----------------
                                                              639,706
                                                     ----------------
DISTRIBUTION SERVICES (0.2%)
SYSCO Corp..............................     2,500             74,475
                                                     ----------------
DIVERSIFIED COMPUTER PRODUCTS (0.1%)
Sun Microsystems, Inc.*.................    13,500             41,985
                                                     ----------------
EDUCATION (0.1%)
Apollo Group, Inc., Class A*............     1,000             44,000
                                                     ----------------
ELECTRIC UTILITIES (2.3%)
Ameren Corp.............................       500             20,785
American Electric Power Company, Inc....     1,700             46,461
Calpine Corp.*..........................     1,100              3,586
CenterPoint Energy, Inc.................     1,800             15,300
Cinergy Corp............................       400             13,488
Consolidated Edison, Inc................       300             12,846
Dominion Resources, Inc.................     1,200             65,880
DTE Energy Co...........................       700             32,480
Duke Energy Corp........................     3,400             66,436
Edison International*...................     2,000             23,700
Entergy Corp............................       400             18,236
Exelon Corp.............................     2,100            110,817
FirstEnergy Corp........................     1,500             49,455
FPL Group, Inc..........................       500             30,065
NiSource, Inc...........................     1,000             20,000

                                        See Notes to Financial Statements.    77

ING DSI ENHANCED INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
ELECTRIC UTILITIES (CONTINUED)
PG&E Corp.*.............................     1,600   $         22,240
Pinnacle West Capital Corp..............       300             10,227
PPL Corp................................       400             13,872
Progress Energy, Inc....................       600             26,010
Public Service Enterprise Group, Inc....     1,300             41,730
Sempra Energy...........................     1,200             28,380
Southern Co.............................     1,800             51,102
TECO Energy, Inc........................       600              9,282
TXU Corp................................     1,100             20,548
Xcel Energy, Inc........................     1,100             12,100
                                                     ----------------
                                                              765,026
                                                     ----------------
ELECTRONIC COMPONENTS (0.6%)
Analog Devices, Inc.*...................       700             16,709
LSI Logic Corp.*........................       900              5,193
Maxim Intergrated Products, Inc.........     1,600             52,864
Texas Instruments, Inc..................     7,400            111,074
Xilinx, Inc.*...........................     1,300             26,780
                                                     ----------------
                                                              212,620
                                                     ----------------
ELECTRONIC SYSTEMS (0.1%)
Applera Corp.-Applied Biosystems
  Group.................................     1,300             22,802
QLogic Corp.*...........................       500             17,255
                                                     ----------------
                                                               40,057
                                                     ----------------
ELECTRONICS (5.5%)
Agilent Technologies, Inc.*.............       500              8,980
Altera Corp.*...........................     1,000             12,330
Applied Materials, Inc.*................     6,000             78,180
Broadcom Corp., Class A*................       800             12,048
EMC Corp.*..............................     8,200             50,348
Emerson Electric Co.....................     1,500             76,275
General Electric Co.....................    42,100          1,025,135
Intel Corp..............................    28,000            435,960
Jabil Circuit, Inc.*....................       700             12,544
JDS Uniphase Corp.*.....................     4,300             10,621
KLA Instruments Corp.*..................       500             17,685
Linear Technology Corp..................     1,400             36,008
Micron Technology, Inc.*................     2,000             19,480
National Semiconductor Corp.*...........       400              6,004
NVIDIA Corp.*...........................     1,500             17,265
PerkinElmer, Inc........................       800              6,600
Sanmina Corp.*..........................     1,600              7,184
Solectron Corp.*........................     2,300              8,165
Waters Corp.*...........................     1,100             23,958
                                                     ----------------
                                                            1,864,770
                                                     ----------------
ENTERTAINMENT & LEISURE (0.9%)
Carnival Corp., Class A.................     2,900             72,355
Harrah's Entertainment, Inc.*...........       700             27,720
International Game Technology*..........       500             37,960
                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
ENTERTAINMENT & LEISURE (CONTINUED)
Mattel, Inc.............................     1,400   $         26,810
Walt Disney Co..........................     8,300            135,373
                                                     ----------------
                                                              300,218
                                                     ----------------
FINANCIAL SERVICES (5.4%)
American Express Corp...................     5,300            187,355
Bear Stearns Companies, Inc.............       100              5,940
Capital One Financial Corp..............     1,800             53,496
Charles Schwab & Co., Inc...............     5,300             57,505
Concord EFS, Inc.*......................     4,900             77,126
Countrywide Financial Corp..............     1,000             51,650
Fannie Mae..............................     4,700            302,351
Fiserv, Inc.*...........................     1,600             54,320
Franklin Resources, Inc.................       600             20,448
Freddie Mac.............................     3,400            200,770
Goldman Sachs Group, Inc. (The).........     1,600            108,960
Household International, Inc............     2,400             66,744
John Hancock Financial Services, Inc....     2,200             61,380
Lehman Brothers Holdings................       500             26,645
MBNA Corp...............................     6,650            126,483
Mellon Financial Corp...................       500             13,055
Merrill Lynch & Co......................     3,100            117,645
Morgan Stanley..........................     4,300            171,656
Principal Financial Group, Inc..........     1,100             33,143
SLM Corp................................       400             41,544
Stilwell Financial, Inc.................       900             11,763
T.Rowe Price Group, Inc.................       400             10,912
                                                     ----------------
                                                            1,800,891
                                                     ----------------
FOOD RETAILERS (0.7%)
Albertson's, Inc........................     2,300             51,198
Kroger Co. (The)*.......................     4,600             71,070
Safeway, Inc.*..........................     3,000             70,080
Starbucks Corp.*........................     2,100             42,798
                                                     ----------------
                                                              235,146
                                                     ----------------
FOREST PRODUCTS & PAPER (0.8%)
Georgia-Pacific Corp....................     1,400             22,624
International Paper Co..................     1,200             41,964
Kimberly-Clark Corp.....................     2,200            104,434
MeadWestvaco Corp.......................       482             11,910
Pactiv Corp.*...........................       600             13,116
Sealed Air Corp.*.......................       900             33,570
Temple-Inland, Inc......................       200              8,962
Weyerhauser Co..........................       400             19,684
                                                     ----------------
                                                              256,264
                                                     ----------------
HEALTH CARE PROVIDERS & SERVICES (1.3%)
HCA, Inc................................     2,500            103,750
Health Management Associates, Inc.,
  Class A...............................     2,000             35,800
HEALTHSOUTH Corp.*......................     1,800              7,560
Manor Care, Inc.*.......................       700             13,027
McKesson HBOC, Inc......................     1,600             43,248

78     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
St. Jude Medical, Inc.*.................       800   $         31,776
UnitedHealth Group, Inc.................     1,500            125,250
WellPoint Health Networks, Inc.*........       900             64,044
                                                     ----------------
                                                              424,455
                                                     ----------------
HEAVY MACHINERY (0.6%)
Caterpillar, Inc........................       900             41,148
Danaher Corp............................       600             39,420
Illinois Tool Works, Inc................     1,000             64,860
Ingersoll Rand Co.......................       500             21,530
Stanley Works (The).....................       500             17,290
                                                     ----------------
                                                              184,248
                                                     ----------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (2.0%)
American Standard Companies, Inc.*......       700             49,798
Bed Bath & Beyond, Inc.*................     1,400             48,342
Centex Corp.............................       500             25,100
Home Depot, Inc.........................    11,000            263,560
Johnson Controls, Inc...................       500             40,085
KB Home.................................       200              8,570
Lowe's Companies, Inc...................     3,200            120,000
Masco Corp..............................     3,400             71,570
Maytag Corp.............................       900             25,650
Pulte Homes, Inc........................       500             23,935
Whirlpool Corp..........................       200             10,444
                                                     ----------------
                                                              687,054
                                                     ----------------
HOUSEHOLD PRODUCTS (0.1%)
Tupperware Corp.........................     1,100             16,588
                                                     ----------------
INDUSTRIAL--DIVERSIFIED (0.0%)
Crane Co................................       400              7,972
                                                     ----------------
INSURANCE (5.0%)
ACE Ltd. (Bermuda)......................       700             20,538
Aetna, Inc..............................       300             12,336
Aflac, Inc..............................     1,300             39,156
Allstate Corp...........................     2,300             85,077
Ambac Financial Group, Inc..............       600             33,744
American International Group, Inc.......    11,000            636,350
Anthem, Inc.*...........................       600             37,740
Aon Corp................................     2,000             37,780
Chubb Corp..............................       600             31,320
CIGNA Corp..............................       700             28,784
Cincinnati Financial Corp...............       600             22,530
Hartford Financial Services Group, Inc.
  (The).................................     1,600             72,688
Humana, Inc.*...........................     2,400             24,000
Jefferson-Pilot Corp....................       600             22,866
Loews Corp..............................       800             35,568
Marsh & McLennan Co., Inc...............     1,800             83,178
MBIA, Inc...............................       700             30,702
MetLife, Inc............................     3,900            105,456
                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
INSURANCE (CONTINUED)
MGIC Investment Corp....................       900   $         37,170
Progressive Corp........................       800             39,704
Prudential Financial, Inc...............     2,300             73,002
St. Paul Companies, Inc. (The)..........       600             20,430
Torchmark Corp..........................       500             18,265
Travelers Property Casualty Corp., Class
  B*....................................     4,463             65,383
UNUMProvident Corp......................     1,800             31,572
XL Capital Ltd. (Bermuda)...............       500             38,625
                                                     ----------------
                                                            1,683,964
                                                     ----------------
MEDIA--BROADCASTING & PUBLISHING (2.8%)
AOL Time Warner, Inc.*..................    17,900            234,490
Clear Channel Communications, Inc.*.....     2,500             93,225
Comcast Corp., Class A*.................     8,199            193,250
Gannett Co., Inc........................     1,000             71,800
McGraw-Hill Companies, Inc..............       800             48,352
Tribune Co..............................       300             13,638
Univision Communications, Inc., Class
  A*....................................       600             14,700
Viacom, Inc., Class B*..................     7,000            285,320
                                                     ----------------
                                                              954,775
                                                     ----------------
MEDIA--INTERNET (0.1%)
Yahoo! Inc.*............................     2,600             42,510
                                                     ----------------
MEDICAL AND HEALTH PRODUCTS (1.9%)
Baxter International, Inc...............     3,000             84,000
Becton Dickinson & Co...................     1,900             58,311
Biomet, Inc.............................       900             25,794
Boston Scientific Corp.*................     1,000             42,520
Guidant Corp.*..........................     2,000             61,700
Medtronic, Inc..........................     5,600            255,360
Stryker Corp............................       800             53,696
Tenet Healthcare Corp.*.................     2,000             32,800
Zimmer Holdings, Inc.*..................       800             33,216
                                                     ----------------
                                                              647,397
                                                     ----------------
METALS AND MINING (0.4%)
Alcoa, Inc..............................     3,500             79,730
Freeport-McMoRan Copper & Gold, Inc.,
  Class B*..............................     1,900             31,882
Newmont Mining Corp.....................       700             20,321
United States Steel Corp................       700              9,184
Worthington Industries, Inc.............       500              7,620
                                                     ----------------
                                                              148,737
                                                     ----------------
OIL & GAS (5.5%)
Amerada Hess Corp.......................       400             22,020
Anadarko Petroleum Corp.................     1,500             71,850
Apache Corp.............................       150              8,548
Ashland, Inc............................       500             14,265
Baker Hughes, Inc.......................       600             19,314
ChevronTexaco Corp......................     4,600            305,808
ConocoPhillips..........................     2,816            136,266
Devon Energy Corp.......................       800             36,720

                                        See Notes to Financial Statements.    79

ING DSI ENHANCED INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
OIL & GAS (CONTINUED)
El Paso Corp............................     2,700   $         18,792
Exxon Mobil Corp........................    27,200            950,368
Halliburton Co..........................     1,900             35,549
Kinder Morgan, Inc......................       800             33,816
Marathon Oil Corp.......................     1,800             38,322
Noble Corp.*............................       500             17,575
Occidental Petroleum Corp...............       700             19,915
Schlumberger Ltd........................     2,100             88,389
Transocean, Inc.........................     1,800             41,760
Unocal Corp.............................       200              6,116
                                                     ----------------
                                                            1,865,393
                                                     ----------------
PHARMACEUTICALS (11.8%)
Abbott Laboratories.....................     6,700            268,000
Allergan, Inc...........................       200             11,524
AmerisourceBergen Corp..................       700             38,017
Amgen, Inc.*............................     5,068            244,987
Bristol-Myers Squibb Co.................     8,000            185,200
Cardinal Health, Inc....................     2,000            118,380
Eli Lilly and Co........................     4,800            304,800
Forest Laboratories, Inc.*..............     1,100            108,042
Genzyme Corp.*..........................       600             17,742
Johnson & Johnson.......................    12,000            644,520
King Pharmaceuticals, Inc.*.............     2,700             46,413
Merck & Co., Inc........................     9,600            543,456
Pfizer, Inc.............................    26,500            810,105
Pharmacia Corp..........................     5,700            238,260
Schering-Plough Corp....................     6,800            150,960
Watson Pharmaceuticals, Inc.*...........       400             11,308
Wyeth...................................     6,200            231,880
                                                     ----------------
                                                            3,973,594
                                                     ----------------
POLLUTION CONTROL (0.2%)
Allied Waste Industries, Inc.*..........     1,500             15,000
Waste Management, Inc...................     2,700             61,884
                                                     ----------------
                                                               76,884
                                                     ----------------
RAILROADS (0.4%)
Burlington Northern Santa Fe Corp.......     1,100             28,611
CSX Corp................................       800             22,648
Union Pacific Corp......................     1,400             83,818
                                                     ----------------
                                                              135,077
                                                     ----------------
REAL ESTATE (0.3%)
Equity Office Properties Trust (REIT)...     1,800             44,964
Equity Residential Properties Trust
  (REIT)................................       400              9,832
Plum Creek Timber Company, Inc.
  (REIT)................................       800             18,880
Simon Property Group, Inc. (REIT).......       400             13,628
                                                     ----------------
                                                               87,304
                                                     ----------------
RESTAURANTS AND LODGING (0.8%)
Cendant Corp.*..........................     5,700             59,736
                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
RESTAURANTS AND LODGING (CONTINUED)
Marriott International, Inc., Class A...       900   $         29,583
McDonald's Corp.........................     7,100            114,168
Wendy's International, Inc..............       700             18,949
Yum! Brands, Inc.*......................     2,000             48,440
                                                     ----------------
                                                              270,876
                                                     ----------------
RETAILERS (5.9%)
Autozone, Inc.*.........................       500             35,325
Best Buy Co., Inc.*.....................     2,550             61,583
Circuit City Stores-Circuit City
  Group.................................     1,300              9,646
Costco Wholesale Corp.*.................     2,600             72,956
CVS Corp................................     2,700             67,419
Dollar General Corp.....................     3,600             43,020
Family Dollar Stores, Inc...............     1,300             40,573
Federated Department Stores, Inc.*......       800             23,008
J.C. Penney Company, Inc................       500             11,505
Kohl's Corp.*...........................     1,800            100,710
May Department Stores Co. (The).........     2,000             45,960
Nordstrom, Inc..........................       500              9,485
Office Depot, Inc.*.....................     1,300             19,188
Radioshack Corp.........................     1,100             20,614
Sears, Roebuck and Co...................     1,800             43,110
Staples, Inc.*..........................     3,200             58,560
Target Corp.............................     4,400            132,000
The Gap, Inc............................     3,400             52,768
Tiffany & Co............................       600             14,346
TJX Co., Inc............................     2,600             50,752
Walgreen Co.............................     5,000            145,950
Wal-Mart Stores, Inc....................    18,500            934,435
                                                     ----------------
                                                            1,992,913
                                                     ----------------
TELECOMMUNICATIONS (4.9%)
ALLTEL Corp.............................     1,600             81,600
AT&T Corp...............................     2,420             63,186
AT&T Wireless Services, Inc.*...........     7,400             41,810
BellSouth Corp..........................     8,600            222,482
CenturyTel, Inc.........................       500             14,690
CIENA Corp.*............................     1,600              8,224
Corning, Inc.*..........................     3,200             10,592
Motorola, Inc...........................     8,500             73,525
Nextel Communications, Inc., Class A*...     5,400             62,370
QUALCOMM, Inc.*.........................     3,500            127,365
SBC Communications, Inc.................    14,700            398,517
Scientific-Atlanta, Inc.................       700              8,302
Sprint Corp.............................     4,800             69,504
Sprint Corp. (PCS Group)*...............     3,800             16,644
Verizon Communications, Inc.............    11,700            453,375
                                                     ----------------
                                                            1,652,186
                                                     ----------------
TEXTILES, CLOTHING & FABRICS (0.3%)
Jones Apparel Group, Inc.*..............       900             31,896

80     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
TEXTILES, CLOTHING & FABRICS (CONTINUED)
Liz Claiborne, Inc......................       400   $         11,860
Nike, Inc., Class B.....................     1,500             66,705
                                                     ----------------
                                                              110,461
                                                     ----------------
TOTAL COMMON STOCKS (COST $41,682,560)                     33,472,669
                                                     ----------------

                                          SHARE/PRINCIPAL
                                              AMOUNT
                                          ---------------
SHORT-TERM INVESTMENTS (2.7%)
SECURITY LENDING COLLATERAL (2.7%)
Bank of Montreal, Eurodollar Term,
  1.320%, 01/30/03......................     $151,022          151,022
Comerica Bank, Bank Note, 1.400%,
  11/19/03..............................       69,615           69,615
Dreyfus, Money Market Fund, 1.358%,
  01/02/03..............................       34,807           34,807
Galaxy Funding, Commercial Paper,
  1.353%, 02/07/03......................       34,807           34,807
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.363%, 01/02/03...........      139,230          139,230
Liberty Lighthouse Funding, Commercial
  Paper, 1.343%, 01/14/03...............       69,615           69,615
Merrill Lynch & Co., Triparty Corporate,
  1.353%, 01/02/03......................       69,615           69,615
Merrimac, Money Market Fund, 1.422%,
  01/02/03..............................      222,767          222,767
Parkland LLC, Medium Term Note, 1.410%,
  11/26/03..............................       34,807           34,807
Prefco, Commercial Paper, 1.313%,
  01/06/03..............................       69,615           69,615
                                                           -----------
                                                               895,900
                                                           -----------
TOTAL SHORT-TERM INVESTMENTS (COST $895,900)                   895,900
                                                           -----------

TOTAL INVESTMENTS AT MARKET VALUE
(102.1%)
  (COST $42,578,460)                      $  34,368,569
OTHER LIABILITIES IN EXCESS OF ASSETS
(-2.1%)                                        (691,061)
                                          -------------
NET ASSETS (100.0%)                       $  33,677,508
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $43,507,494. Unrealized gains and losses, based on identified tax cost at December 31, 2002, are as follows:


Unrealized gains..................................  $       --
Unrealized losses.................................  (9,138,925)
                                                    ----------
  Net unrealized (loss)...........................  $(9,138,925)
                                                    ==========

   *  Non-income producing security.

 REIT Real Estate Investment Trust

 Category percentages are based on net assets.

                                        See Notes to Financial Statements.    81

ING GOLDMAN SACHS-REGISTERED TRADEMARK- CAPITAL GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          NUMBER OF        MARKET
                                            SHARES         VALUE
                                          ----------  ----------------
COMMON STOCKS (99.3%)
ADVERTISING (0.3%)
TMP Worldwide, Inc.*....................    19,600    $        221,676
                                                      ----------------
AEROSPACE & DEFENSE (0.8%)
Lockheed Martin Corp....................     4,400             254,100
Raytheon Co.............................     3,900             119,925
United Technologies, Inc................     4,700             291,118
                                                      ----------------
                                                               665,143
                                                      ----------------
BANKING (6.6%)
Bank of America Corp....................    18,000           1,252,260
Bank of New York Co., Inc...............     8,200             196,472
Citigroup, Inc..........................    58,000           2,041,020
State Street Corp.......................    21,500             838,500
Washington Mutual, Inc..................     5,400             186,462
Wells Fargo & Co........................    20,400             956,148
                                                      ----------------
                                                             5,470,862
                                                      ----------------
BEVERAGES, FOOD & TOBACCO (6.5%)
Coca-Cola Co............................    29,400           1,288,308
PepsiCo, Inc............................    52,390           2,211,906
Philip Morris Co., Inc..................    16,500             668,745
Wm. Wrigley Jr., Co.....................    21,800           1,196,384
                                                      ----------------
                                                             5,365,343
                                                      ----------------
BUSINESS MACHINES (3.0%)
Dell Computer Corp.*....................    53,500           1,430,590
International Business Machines Corp....    13,700           1,061,750
                                                      ----------------
                                                             2,492,340
                                                      ----------------
BUSINESS SERVICES (0.9%)
Sabre Holdings Corp.*...................    21,300             385,743
Valassis Communications, Inc.*..........    11,050             325,202
                                                      ----------------
                                                               710,945
                                                      ----------------
CHEMICALS (2.2%)
3M Co...................................     8,100             998,730
Du Pont (E.I.) de Nemours...............    19,776             838,502
                                                      ----------------
                                                             1,837,232
                                                      ----------------
COMPUTER SERVICES (2.0%)
Automatic Data Processing, Inc..........    10,900             427,825
First Data Corp.........................    34,500           1,221,645
                                                      ----------------
                                                             1,649,470
                                                      ----------------
COMPUTER SOFTWARE & PROCESSING (7.0%)
Intuit, Inc.*...........................    21,000             985,320
Microsoft Corp.*........................    85,900           4,441,030
Oracle Corp.*...........................    31,400             339,120
                                                      ----------------
                                                             5,765,470
                                                      ----------------
COMPUTERS & INFORMATION (1.8%)
Cisco Systems, Inc.*....................   114,200           1,496,020
                                                      ----------------
                                          NUMBER OF        MARKET
                                            SHARES         VALUE
                                          ----------  ----------------
CONSUMER GOODS AND SERVICES (0.6%)
Gillette Co.............................    17,500    $        531,300
                                                      ----------------
COSMETICS & PERSONAL CARE (3.7%)
Avon Products, Inc......................    12,600             678,762
Colgate-Palmolive Co....................    21,700           1,137,731
Proctor & Gamble Co.....................    14,000           1,203,160
                                                      ----------------
                                                             3,019,653
                                                      ----------------
ELECTRONIC COMPONENTS (1.1%)
Texas Instruments, Inc..................    39,900             598,899
Xilinx, Inc.*...........................    14,300             294,580
                                                      ----------------
                                                               893,479
                                                      ----------------
ELECTRONICS (6.1%)
EMC Corp.*..............................    65,500             402,170
Energizer Holdings, Inc.*...............    26,833             748,641
General Electric Co.....................   100,600           2,449,610
Intel Corp..............................    90,600           1,410,642
                                                      ----------------
                                                             5,011,063
                                                      ----------------
ENTERTAINMENT & LEISURE (1.9%)
Harrah's Entertainment, Inc.*...........    33,600           1,330,560
Metro-Goldwyn-Mayer, Inc.*..............    19,800             257,400
                                                      ----------------
                                                             1,587,960
                                                      ----------------
FINANCIAL SERVICES (8.3%)
Charles Schwab & Co., Inc...............    67,450             731,833
Fannie Mae..............................    31,700           2,039,261
Freddie Mac.............................    36,300           2,143,515
MBNA Corp...............................    55,350           1,052,757
Merrill Lynch & Co......................     8,400             318,780
Morgan Stanley..........................     7,300             291,416
SLM Corp................................     2,100             218,106
                                                      ----------------
                                                             6,795,668
                                                      ----------------
FOREST PRODUCTS & PAPER (1.1%)
International Paper Co..................    14,800             517,556
Weyerhauser Co..........................     7,500             369,075
                                                      ----------------
                                                               886,631
                                                      ----------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (0.7%)
Home Depot, Inc.........................     9,350             224,026
Lowe's Companies, Inc...................     9,000             337,500
                                                      ----------------
                                                               561,526
                                                      ----------------
INSURANCE (3.7%)
Ambac Financial Group, Inc..............    28,450           1,600,028
American International Group, Inc.......    25,537           1,477,315
                                                      ----------------
                                                             3,077,343
                                                      ----------------
MEDIA--BROADCASTING & PUBLISHING (9.2%)
AOL Time Warner, Inc.*..................    92,300           1,209,130

82     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          NUMBER OF        MARKET
                                            SHARES         VALUE
                                          ----------  ----------------
MEDIA--BROADCASTING & PUBLISHING (CONTINUED)
Cablevision Systems Corp., New York
  Group, Class A*.......................    25,783    $        431,607
Clear Channel Communications, Inc.*.....    18,604             693,743
Cox Communications, Inc.*...............     7,500             213,000
Gannett Co., Inc........................     5,700             409,260
Liberty Media Corp., Class A*...........    78,600             702,684
McGraw-Hill Companies, Inc..............     2,400             145,056
New York Times Co. (The), Class A.......    13,400             612,782
Univision Communications, Inc., Class
  A*....................................    32,200             788,900
Viacom, Inc., Class B*..................    58,812           2,397,177
                                                      ----------------
                                                             7,603,339
                                                      ----------------
OIL & GAS (5.8%)
Anadarko Petroleum Corp.................     5,300             253,870
Apache Corp.............................     3,800             216,562
ChevronTexaco Corp......................    15,336           1,019,537
Exxon Mobil Corp........................    87,068           3,042,156
Schlumberger Ltd........................     5,900             248,331
                                                      ----------------
                                                             4,780,456
                                                      ----------------
PHARMACEUTICALS (12.7%)
Amgen, Inc.*............................    12,700             613,918
Bristol-Myers Squibb Co.................    38,400             888,960
Eli Lilly and Co........................    23,900           1,517,650
Johnson & Johnson.......................    39,200           2,105,432
Merck & Co., Inc........................    15,400             871,794
Pfizer, Inc.............................    96,050           2,936,249
Schering-Plough Corp....................    11,900             264,180
Wyeth...................................    33,500           1,252,900
                                                      ----------------
                                                            10,451,083
                                                      ----------------
POLLUTION CONTROL (0.2%)
Waste Management, Inc...................     6,300             144,396
                                                      ----------------
RESTAURANTS AND LODGING (2.9%)
Cendant Corp.*..........................    86,059             901,898
Marriott International, Inc., Class A...    25,300             831,611
Starwood Hotels & Resorts Worldwide,
  Inc...................................    26,500             629,110
                                                      ----------------
                                                             2,362,619
                                                      ----------------
RETAILERS (5.3%)
Family Dollar Stores, Inc...............    16,600             518,086
Walgreen Co.............................    21,900             639,261
Wal-Mart Stores, Inc....................    62,600           3,161,926
                                                      ----------------
                                                             4,319,273
                                                      ----------------
TELECOMMUNICATIONS (4.9%)
Crown Castle International Corp.*.......    62,700             235,125
Echostar Communications Corp.*..........    27,800             618,828
QUALCOMM, Inc.*.........................    42,300           1,539,297
                                          NUMBER OF        MARKET
                                            SHARES         VALUE
                                          ----------  ----------------
TELECOMMUNICATIONS (CONTINUED)
SBC Communications, Inc.................    32,000    $        867,520
Verizon Communications, Inc.............    19,024             737,180
                                                      ----------------
                                                             3,997,950
                                                      ----------------
TOTAL COMMON STOCKS (COST $106,262,234)                     81,698,240
                                                      ----------------

                                          SHARE/PRINCIPAL
                                              AMOUNT
                                          ---------------
SHORT-TERM INVESTMENTS (10.9%)
SECURITY LENDING COLLATERAL (10.9%)
Bank of Montreal, Eurodollar Term,
  1.320%, 01/30/03......................    $1,515,089       1,515,089
Comerica Bank, Bank Note, 1.400%,
  11/19/03..............................       698,394         698,394
Dreyfus, Money Market Fund, 1.358%,
  01/02/03..............................       349,197         349,197
Galaxy Funding, Commercial Paper,
  1.353%, 02/07/03......................       349,197         349,197
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.363%, 01/02/03...........     1,396,787       1,396,787
Liberty Lighthouse Funding, Commercial
  Paper, 1.343%, 01/14/03...............       698,394         698,394
Merrill Lynch & Co., Triparty Corporate,
  1.353%, 01/02/03......................       698,394         698,394
Merrimac, Money Market Fund, 1.422%,
  01/02/03..............................     2,234,860       2,234,860
Parkland LLC, Medium Term Note, 1.410%,
  11/26/03..............................       349,197         349,197
Prefco, Commercial Paper, 1.313%,
  01/06/03..............................       698,394         698,394
                                                           -----------
                                                             8,987,903
                                                           -----------
TOTAL SHORT-TERM INVESTMENTS (COST $8,987,903)               8,987,903
                                                           -----------

TOTAL INVESTMENTS AT MARKET VALUE
(110.2%)
  (COST $115,250,137)                     $  90,686,143
OTHER LIABILITIES IN EXCESS OF ASSETS
(-10.2%)                                     (8,365,257)
                                          -------------
NET ASSETS (100.0%)                       $  82,320,886
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $116,299,525. Unrealized gains and losses, based on identified tax cost at December 31, 2002, are as follows:


Unrealized gains..................................  $ 1,463,319
Unrealized losses.................................  (27,076,701)
                                                    -----------
  Net unrealized (loss)...........................  $(25,613,382)
                                                    ===========

   *  Non-income producing security.

 Category percentages are based on net assets.

                                        See Notes to Financial Statements.    83

ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          NUMBER OF        MARKET
                                            SHARES          VALUE
                                          ----------  -----------------
COMMON STOCKS (95.4%)
AUSTRALIA (0.9%)
News Corp., Ltd. (The) (Media -
  Broadcasting & Publishing)............    186,150   $       1,197,683
Woodside Petroleum Ltd. (Oil
  Services).............................    195,520           1,356,596
                                                      -----------------
                                                              2,554,279
                                                      -----------------
BELGIUM (2.3%)
Dexia (Banking).........................    306,550           3,807,106
Fortis (Banking)........................    160,660           2,809,895
                                                      -----------------
                                                              6,617,001
                                                      -----------------
BRAZIL (0.7%)
Companhia Vale do Rio Doce (CVRD) ADR
  (Metals and Mining)*..................     47,000           1,358,770
Unibanco - Uniao de Bancos Brasileiros
  SA GDR (Banking)......................     62,900             688,755
                                                      -----------------
                                                              2,047,525
                                                      -----------------
FINLAND (2.9%)
Nokia Oyj (Telecommunications)..........    490,520           7,801,475
Stora Enso Oyj - R Shares (Forest
  Products & Paper)*....................     28,300             297,093
                                                      -----------------
                                                              8,098,568
                                                      -----------------
FRANCE (12.7%)
Aventis SA (Pharmaceuticals)............    106,188           5,774,482
Axa (Insurance).........................    270,150           3,627,304
BNP Paribas SA (Banking)................     90,050           3,670,780
Compagnie de Saint-Gobain (Building
  Materials)............................    138,830           4,075,008
Dassault Systemes SA (Computer Software
  & Processing).........................     89,153           1,922,397
Imerys SA (Building Materials)..........     22,780           2,874,129
Renault SA (Automotive).................     31,020           1,458,256
Total SA, Series B (Oil & Gas)..........     88,242          12,607,849
                                                      -----------------
                                                             36,010,205
                                                      -----------------
GERMANY (6.3%)
Bayer AG (Chemicals)....................    189,155           4,060,874
Bayerische Motoren Werke (BMW) AG
  (Automotive)..........................    151,590           4,607,093
Deutsche Bank AG (Financial Services)...    106,550           4,910,495
Deutsche Post AG (Transportation).......    158,080           1,659,524
Siemens AG (Electronics)................     58,140           2,471,938
                                                      -----------------
                                                             17,709,924
                                                      -----------------
HONG KONG (1.3%)
Cheung Kong Holdings Ltd. (Real
  Estate)...............................    402,000           2,616,095
MTR Corp. (Transportation)..............    892,500             944,176
                                                      -----------------
                                                              3,560,271
                                                      -----------------
                                          NUMBER OF        MARKET
                                            SHARES          VALUE
                                          ----------  -----------------
ITALY (5.5%)
ENI SpA (Oil & Gas).....................    801,740   $      12,751,274
Telecom Italia SpA
  (Telecommunications)..................    580,060           2,929,071
                                                      -----------------
                                                             15,680,345
                                                      -----------------
JAPAN (17.9%)
Acom Co., Ltd. (Financial Services).....     31,940           1,049,376
Canon, Inc. (Office Equipment &
  Supplies).............................    157,000           5,912,055
Chugai Pharmaceutical Co., Ltd.
  (Pharmaceuticals).....................    141,200           1,344,139
Fuji Photo Film Co., Ltd. (Entertainment
  & Leisure)............................    109,000           3,553,596
Hirose Electric Co., Ltd.
  (Electronics).........................     20,500           1,564,636
Honda Motor Co., Ltd. (Automotive)......    104,600           3,868,359
Hoya Corp. (Medical & Bio-Technology)...     45,800           3,206,252
Kaneka Corp. (Chemicals)................    204,000           1,091,278
Kao Corp. (Household Products)..........    103,000           2,260,356
Murata Manufacturing Co., Ltd.
  (Electronics).........................     55,000           2,154,498
Namco Ltd. (Entertainment & Leisure)....     76,700           1,284,526
Nikko Cordial Corp. (Financial
  Services).............................    610,000           2,055,517
Nintendo Co., Ltd. (Entertainment &
  Leisure)..............................     24,500           2,288,910
Nippon Telegraph & Telephone Corp.
  (Communications)......................        530           1,924,350
Nippon Unipac Holding (Forest Products &
  Paper)................................        290           1,258,161
NTT DoCoMo, Inc. (Telecommunications)...      1,000           1,844,910
Sony Corp. (Electronic Components)......     91,300           3,814,907
Sumitomo Corp. (Financial Services).....    329,000           1,413,516
Takeda Chemicals Industries, Ltd.
  (Pharmaceuticals).....................     71,700           2,995,934
Takefuji Corp. (Financial Services).....     30,180           1,741,570
Terumo Corp. (Medical Supplies).........     72,300           1,000,097
Yamanouchi Pharmaceutical Co., Ltd.
  (Pharmaceuticals).....................     97,800           2,834,185
                                                      -----------------
                                                             50,461,128
                                                      -----------------
NETHERLANDS (4.7%)
ABN Amro Holdings N.V. (Financial
  Services).............................    272,020           4,449,132
Koninklijke Philips Electronics N.V.
  (Electronic Components)...............    192,700           3,378,359
Reed Elsevier N.V. (Media - Broadcasting
  & Publishing).........................    251,450           3,075,284
Wolters Kluwer N.V. (Media -
  Broadcasting & Publishing)............    128,680           2,242,468
                                                      -----------------
                                                             13,145,243
                                                      -----------------
PORTUGAL (0.8%)
BRISA-Auto Estradas de Portugal SA
  (Transportation)......................    428,460           2,374,954
                                                      -----------------
SOUTH KOREA (2.6%)
Kookmin Bank (Banking)..................     42,171           1,493,347

84     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          NUMBER OF        MARKET
                                            SHARES          VALUE
                                          ----------  -----------------
SOUTH KOREA (CONTINUED)
KT Corp. ADR (Telecommunications).......     77,050   $       1,660,427
POSCO ADR (Metals)......................     56,370           1,394,030
Samsung Electronics (Electronic
  Components)...........................     10,630           2,814,232
                                                      -----------------
                                                              7,362,036
                                                      -----------------
SPAIN (3.1%)
Altadis SA (Beverages, Food &
  Tobacco)..............................    209,060           4,771,314
Banco Popular Espanol SA (Banking)......    100,300           4,103,353
                                                      -----------------
                                                              8,874,667
                                                      -----------------
SWEDEN (1.3%)
Nordea AB (Financial Services)..........    812,910           3,597,452
                                                      -----------------
SWITZERLAND (7.8%)
Holcim Ltd., Class B (Building
  Materials)............................     18,060           3,280,785
Nestle SA (Beverages, Food & Tobacco)...     27,964           5,929,979
Novartis AG (Pharmaceuticals)...........    163,960           5,986,671
Roche Holding AG-Genusss
  (Pharmaceuticals).....................     72,180           5,033,321
Zurich Financial Services AG
  (Insurance)...........................     19,650           1,834,587
                                                      -----------------
                                                             22,065,343
                                                      -----------------
TAIWAN (0.5%)
Hon Hai Precision Industry
  (Industrial)..........................        331               1,146
Taiwan Semiconductor (Electronics)*.....  1,084,180           1,332,891
                                                      -----------------
                                                              1,334,037
                                                      -----------------
UNITED KINGDOM (24.1%)
Abbey National PLC (Banking)............    120,220           1,003,476
Allied Domecq PLC (Beverages, Food &
  Tobacco)..............................    338,680           2,166,604
Aviva PLC (Insurance)...................    752,170           5,369,366
Barclays PLC (Banking)..................    740,150           4,591,817
BG Group PLC (Oil & Gas)................  1,163,620           5,025,093
Brambles Industries PLC (Commercial
  Services).............................    430,960           1,055,550
Compass Group PLC (Distribution
  Services).............................    317,840           1,690,146
GKN PLC (Automotive)....................    308,260             997,190
GlaxoSmithkline PLC (Medical and Health
  Products).............................    467,323           8,976,247
National Grid Transco Group PLC
  (Electric Utilities)..................    392,948           2,890,525
Reckitt Benckiser PLC (Household
  Products).............................    172,670           3,352,785
Rio Tinto PLC (Mining)..................    132,820           2,653,916
Royal Bank of Scotland Group PLC
  (Banking).............................     69,342           1,662,655
Schroders PLC (Financial Services)......    378,030           2,948,332
Tesco PLC (Food Retailers)..............  1,775,281           5,549,706
Unilever PLC (Beverages, Food &
  Tobacco)..............................    304,990           2,904,511
Vodafone Group PLC
  (Telecommunications)..................  6,054,535          11,048,921
Wolseley PLC (Building Materials).......    500,000           4,201,700
                                                      -----------------
                                                             68,088,540
                                                      -----------------
TOTAL COMMON STOCKS (COST $274,885,285)                     269,581,518
                                                      -----------------
                                          NUMBER OF        MARKET
                                            SHARES          VALUE
                                          ----------  -----------------
WARRANTS (0.0%)
FRANCE (0.0%)
Compagnie Generale d'Industrie et de
  Participations, Strike @ 143, Expires
  (3/31/03) (Financial Services)*.......     27,168   $             285
                                                      -----------------
TOTAL WARRANTS (COST $0)                                            285
                                                      -----------------

TOTAL INVESTMENTS AT MARKET VALUE
(95.4%)
  (COST $274,885,285)                       269,581,803
OTHER ASSETS IN EXCESS OF LIABILITIES
(4.6%)                                       12,975,031
                                          -------------
NET ASSETS (100.0%)                       $ 282,556,834
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $279,318,473. Unrealized gains and losses, based on identified tax cost at December 31, 2002, are as follows:


Unrealized gains..................................  $   829,697
Unrealized losses.................................  (10,566,367)
                                                    -----------
  Net unrealized (loss)...........................  $(9,736,670)
                                                    ===========

   *  Non-income producing security.

 ADR American Depository Receipt

 GDR Global Depository Receipt

 Category percentages are based on total net assets.

                                        See Notes to Financial Statements.    85

ING JPMORGAN MID CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          NUMBER OF      MARKET
                                           SHARES         VALUE
                                          ---------  ---------------
COMMON STOCKS (94.1%)
ADVERTISING (0.5%)
Lamar Advertising Co.*..................     1,000   $        33,650
                                                     ---------------
AUTOMOTIVE (0.6%)
Genuine Parts Co........................     1,500            46,200
                                                     ---------------
BANKING (12.5%)
Banknorth Group, Inc....................     4,200            94,920
Charter One Financial, Inc..............     1,200            34,476
Cullen/Frost Bankers, Inc...............     1,900            62,130
Golden West Financial Corp..............     2,700           193,887
M&T Bank Corp...........................       700            55,545
North Fork Bancorporation, Inc..........     2,700            91,098
Roslyn Bancorp, Inc.....................     2,200            39,666
TCF Financial Corp......................     2,500           109,225
Webster Financial Corp..................     1,900            66,120
Wilmington Trust Corp...................     5,400           171,072
                                                     ---------------
                                                             918,139
                                                     ---------------
BEVERAGES, FOOD & TOBACCO (3.7%)
Brown-Forman Corp., Class A.............       500            33,500
Brown-Forman Corp., Class B.............       300            19,608
Dean Foods Co.*.........................     1,400            51,940
Hormel Foods Corp.......................     3,700            86,321
J.M. Smucker Co. (The)..................     1,273            50,678
McCormick & Company, Inc................     1,200            27,840
                                                     ---------------
                                                             269,887
                                                     ---------------
BUILDING MATERIALS (2.3%)
Florida Rock Industries, Inc............     2,600            98,930
Vulcan Materials Co.....................     1,900            71,250
                                                     ---------------
                                                             170,180
                                                     ---------------
BUSINESS SERVICES (2.0%)
Deluxe Corp.............................     3,400           143,140
                                                     ---------------
CHEMICALS (0.7%)
Valspar Corp. (The).....................     1,100            48,598
                                                     ---------------
COMMERCIAL SERVICES (0.6%)
Equifax, Inc............................     1,800            41,652
                                                     ---------------
COMMUNICATIONS (1.5%)
Telephone & Data Systems, Inc...........     2,300           108,146
                                                     ---------------
COMPUTER SOFTWARE & PROCESSING (1.5%)
Computer Associates International,
  Inc...................................     2,600            35,100
IMS Health, Inc.........................     4,500            72,000
                                                     ---------------
                                                             107,100
                                                     ---------------
COMPUTERS & INFORMATION (0.7%)
Lexmark International, Inc.*............       900            54,450
                                                     ---------------
CONSUMER GOODS AND SERVICES (0.8%)
Fortune Brands, Inc.....................     1,300            60,463
                                                     ---------------
                                          NUMBER OF      MARKET
                                           SHARES         VALUE
                                          ---------  ---------------
ELECTRIC UTILITIES (6.2%)
Dominion Resources, Inc.................     1,700   $        93,330
Energy East Corp........................     4,900           108,241
FirstEnergy Corp........................     2,200            72,534
Pepco Holdings, Inc.....................     1,400            27,146
PPL Corp................................     1,100            38,148
SCANA Corp..............................     2,500            77,400
Sempra Energy...........................     1,600            37,840
                                                     ---------------
                                                             454,639
                                                     ---------------
ELECTRICAL EQUIPMENT (0.8%)
Cooper Industries Ltd., Class A.........     1,700            61,965
                                                     ---------------
ELECTRONICS (0.4%)
Mettler-Toledo International, Inc.*.....     1,000            32,060
                                                     ---------------
FINANCIAL SERVICES (5.4%)
Affiliated Managers Group, Inc.*........       900            45,270
John Hancock Financial Services, Inc....     2,800            78,120
Legg Mason, Inc.........................     1,900            92,226
Principal Financial Group, Inc..........     1,400            42,182
T.Rowe Price Group, Inc.................     5,100           139,128
                                                     ---------------
                                                             396,926
                                                     ---------------
FOREST PRODUCTS & PAPER (0.5%)
Rayonier, Inc...........................       800            36,200
                                                     ---------------
HEALTH CARE PROVIDERS & SERVICES (1.9%)
Lincare Holdings, Inc.*.................     1,000            31,620
Manor Care, Inc.*.......................     3,700            68,857
WellPoint Health Networks, Inc.*........       500            35,580
                                                     ---------------
                                                             136,057
                                                     ---------------
HEAVY MACHINERY (1.3%)
Black & Decker Corp.....................     1,000            42,890
IDEX Corp...............................     1,700            55,590
                                                     ---------------
                                                              98,480
                                                     ---------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (2.8%)
Clayton Homes, Inc.*....................    16,900           205,842
                                                     ---------------
INDUSTRIAL--DIVERSIFIED (1.8%)
Carlisle Companies, Inc.................     1,400            57,932
Crane Co................................     3,900            77,727
                                                     ---------------
                                                             135,659
                                                     ---------------
INSURANCE (4.6%)
Anthem, Inc.*...........................       531            33,400
IPC Holdings, Ltd. (Bermuda)*...........     2,500            78,850
MGIC Investment Corp....................     1,300            53,690
Partner Re Ltd. (Bermuda)...............     1,400            72,548
SAFECO Corp.............................     2,800            97,076
                                                     ---------------
                                                             335,564
                                                     ---------------

86     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          NUMBER OF      MARKET
                                           SHARES         VALUE
                                          ---------  ---------------
MEDIA--BROADCASTING & PUBLISHING (7.4%)
Clear Channel Communications, Inc.*.....       900   $        33,561
E.W. Scripps Co.........................     1,800           138,510
Gannett Co., Inc........................     1,700           122,060
Knight Ridder, Inc......................     1,600           101,200
Washington Post Co. (The), Class B......       200           147,600
                                                     ---------------
                                                             542,931
                                                     ---------------
MEDICAL AND HEALTH PRODUCTS (2.0%)
DENTSPLY International, Inc.............     1,900            70,680
Hillenbrand Industries, Inc.............     1,500            72,465
                                                     ---------------
                                                             143,145
                                                     ---------------
MEDICAL SUPPLIES (0.4%)
Roper Industries, Inc...................       900            32,940
                                                     ---------------
OIL & GAS (7.5%)
Burlington Resources, Inc...............     2,500           106,625
Devon Energy Corp.......................     3,300           151,470
El Paso Corp............................     1,900            13,224
Equitable Resources, Inc................     1,100            38,544
Kinder Morgan, Inc......................     4,000           169,080
Murphy Oil Corp.........................     1,600            68,560
                                                     ---------------
                                                             547,503
                                                     ---------------
POLLUTION CONTROL (1.7%)
Republic Services, Inc., Class A*.......     6,000           125,880
                                                     ---------------
REAL ESTATE (5.4%)
Cousins Properties, Inc., (REIT)........     2,400            59,280
Kimco Realty Corp. (REIT)...............     4,500           137,880
Plum Creek Timber Company, Inc.
  (REIT)................................     1,500            35,400
PS Business Parks, Inc. (REIT)..........     1,500            47,700
Public Storage, Inc. (REIT).............     3,500           113,085
                                                     ---------------
                                                             393,345
                                                     ---------------
RESTAURANTS AND LODGING (3.9%)
Applebee's International, Inc...........     3,850            89,285
Outback Steakhouse, Inc.................     5,600           192,864
                                                     ---------------
                                                             282,149
                                                     ---------------
RETAILERS (3.0%)
Autozone, Inc.*.........................     1,100            77,715
Foot Locker, Inc.*......................     7,700            80,850
May Department Stores Co. (The).........     1,000            22,980
Payless ShoeSource, Inc.*...............       700            36,029
                                                     ---------------
                                                             217,574
                                                     ---------------
TELECOMMUNICATIONS (5.5%)
ALLTEL Corp.............................     2,700           137,700
CenturyTel, Inc.........................     4,200           123,396
Echostar Communications Corp.*..........     6,200           138,012
                                                     ---------------
                                                             399,108
                                                     ---------------
                                          NUMBER OF      MARKET
                                           SHARES         VALUE
                                          ---------  ---------------
TEXTILES, CLOTHING & FABRICS (4.2%)
Columbia Sportswear Co.*................     2,500   $       111,050
Mohawk Industries, Inc.*................     1,700            96,815
VF Corp.................................     2,700            97,335
                                                     ---------------
                                                             305,200
                                                     ---------------
TOTAL COMMON STOCKS (COST $7,043,209)                      6,884,772
                                                     ---------------

                                          SHARE/PRINCIPAL
                                              AMOUNT
                                          ---------------
SHORT-TERM INVESTMENTS (7.8%)
SECURITY LENDING COLLATERAL (7.8%)
Bank of Montreal, Eurodollar Term,
  1.320%, 01/30/03......................      $95,899          95,899
Comerica Bank, Bank Note, 1.400%,
  11/19/03..............................       44,205          44,205
Dreyfus, Money Market Fund, 1.358%,
  01/02/03..............................       22,103          22,103
Galaxy Funding, Commercial Paper,
  1.353%, 02/07/03......................       22,103          22,103
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.363%, 01/02/03...........       88,411          88,411
Liberty Lighthouse Funding, Commercial
  Paper, 1.343%, 01/14/03...............       44,206          44,206
Merrill Lynch & Co., Triparty Corporate,
  1.353%, 01/02/03......................       44,206          44,206
Merrimac, Money Market Fund, 1.422%,
  01/02/03..............................      141,458         141,458
Parkland LLC, Medium Term Note, 1.410%,
  11/26/03..............................       22,103          22,103
Prefco, Commercial Paper, 1.313%,
  01/06/03..............................       44,206          44,206
                                                           ----------
                                                              568,900
                                                           ----------
TOTAL SHORT-TERM INVESTMENTS (COST $568,900)                  568,900
                                                           ----------

TOTAL INVESTMENTS AT MARKET VALUE
(101.9%)
  (COST $7,612,109)                       $   7,453,672
OTHER LIABILITIES IN EXCESS OF ASSETS
(-1.9%)                                        (138,711)
                                          -------------
NET ASSETS (100.0%)                       $   7,314,961
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $7,636,332. Unrealized gains and losses, based on identified tax cost at December 31, 2002, are as follows:


Unrealized gains..................................  $184,355
Unrealized losses.................................  (367,015)
                                                    --------
  Net unrealized (loss)...........................  $(182,660)
                                                    ========

   *  Non-income producing security.

 REIT Real Estate Investment Trust

 Category percentages are based on net assets.

                                        See Notes to Financial Statements.    87

ING MFS CAPITAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          NUMBER OF        MARKET
                                            SHARES          VALUE
                                          ----------  -----------------
COMMON STOCKS (99.2%)
ADVERTISING AND BROADCASTING (0.7%)
Lamar Advertising Co.*..................    43,201    $       1,453,681
                                                      -----------------
APPAREL MANUFACTURERS (0.2%)
Nike, Inc., Class B.....................     2,400              106,728
Reebok International Ltd.*..............    11,400              335,160
                                                      -----------------
                                                                441,888
                                                      -----------------
AUTOMOTIVE (0.6%)
Harley-Davidson, Inc....................    27,900            1,288,980
                                                      -----------------
BANKS AND CREDIT COMPANIES (3.6%)
Bank of America Corp....................    17,850            1,241,824
FleetBoston Financial Corp..............   105,750            2,569,725
Mellon Financial Corp...................   115,800            3,023,538
SLM Corp................................     8,700              903,582
                                                      -----------------
                                                              7,738,669
                                                      -----------------
BIOTECHNOLOGY (2.6%)
Eli Lilly and Co........................    67,900            4,311,650
Lyondell Chemical Co....................    16,700              211,088
Pharmacia Corp..........................    26,500            1,107,700
                                                      -----------------
                                                              5,630,438
                                                      -----------------
BUSINESS MACHINES (2.0%)
Dell Computer Corp.*....................    48,000            1,283,520
International Business Machines Corp....    21,600            1,674,000
Motorola, Inc...........................   148,800            1,287,120
                                                      -----------------
                                                              4,244,640
                                                      -----------------
BUSINESS SERVICES (4.9%)
Affiliated Computer Services, Inc.,
  Class A*..............................    44,000            2,316,600
Automatic Data Processing, Inc..........    46,100            1,809,425
BISYS Group, Inc.*......................    70,400            1,119,360
Concord EFS, Inc.*......................     9,600              151,104
DST Systems, Inc.*......................     8,600              305,730
FedEx Corp..............................    14,900              807,878
First Data Corp.........................    45,700            1,618,237
Smurfit-Stone Container Corp.*..........    44,900              691,056
SunGard Data Systems, Inc.*.............    51,000            1,201,560
Symantec Corp.*.........................     9,900              401,049
                                                      -----------------
                                                             10,421,999
                                                      -----------------
CELLULAR PHONES (1.3%)
Telephone & Data Systems, Inc...........    59,600            2,802,392
                                                      -----------------
CHEMICALS (1.2%)
Aventis SA (France).....................    20,000            1,087,596
Praxair, Inc............................    23,350            1,360,483
                                                      -----------------
                                                              2,448,079
                                                      -----------------
                                          NUMBER OF        MARKET
                                            SHARES          VALUE
                                          ----------  -----------------
COMPUTER SOFTWARE (2.0%)
Check Point Software Technologies Ltd.
  (Israel)*.............................    10,200    $         132,294
Oracle Corp.*...........................   372,800            4,026,240
                                                      -----------------
                                                              4,158,534
                                                      -----------------
COMPUTER SOFTWARE--PC (2.4%)
Microsoft Corp.*........................    92,300            4,771,910
Network Associates, Inc.*...............    25,600              411,904
                                                      -----------------
                                                              5,183,814
                                                      -----------------
COMPUTER SOFTWARE--SYSTEMS (2.4%)
Accenture, Ltd. (Bermuda)*..............    62,400            1,122,576
Cadence Design Systems, Inc.*...........    50,100              590,679
PeopleSoft, Inc.*.......................    91,300            1,670,790
Veritas Software Corp.*.................   108,400            1,693,208
                                                      -----------------
                                                              5,077,253
                                                      -----------------
CONGLOMERATES (0.9%)
Tyco International Ltd..................   115,088            1,965,703
                                                      -----------------
CONSUMER GOODS AND SERVICES (0.7%)
Avon Products, Inc......................    11,700              630,279
Kimberly-Clark Corp.....................     8,600              408,242
Limited, Inc............................    38,800              540,484
                                                      -----------------
                                                              1,579,005
                                                      -----------------
CONTAINERS (0.7%)
Owens-Illinois, Inc.*...................   105,650            1,540,377
                                                      -----------------
ELECTRICAL EQUIPMENT (2.2%)
Danaher Corp............................    24,500            1,609,650
General Electric Co.....................   123,800            3,014,530
                                                      -----------------
                                                              4,624,180
                                                      -----------------
ELECTRONICS (1.9%)
Analog Devices, Inc.*...................    54,300            1,296,141
Applied Micro Circuits Corp.*...........    49,700              183,393
Intel Corp..............................    40,550              631,363
Linear Technology Corp..................    29,300              753,596
Maxim Intergrated Products, Inc.........    21,000              693,840
Texas Instruments, Inc..................    39,000              585,390
                                                      -----------------
                                                              4,143,723
                                                      -----------------
ENTERTAINMENT (5.7%)
AOL Time Warner, Inc.*..................    93,600            1,226,160
Clear Channel Communications, Inc.*.....    37,300            1,390,917
Fox Entertainment Group, Inc.*..........    18,400              477,112
Viacom, Inc., Class B*..................   165,961            6,764,570
Walt Disney Co..........................    98,900            1,613,059
Westwood One, Inc.*.....................    15,500              579,080
                                                      -----------------
                                                             12,050,898
                                                      -----------------
FINANCE COMPANIES--CAPTIVE (7.9%)
Citigroup, Inc..........................   144,734            5,093,189

88     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          NUMBER OF        MARKET
                                            SHARES          VALUE
                                          ----------  -----------------
FINANCE COMPANIES--CAPTIVE (CONTINUED)
Freddie Mac.............................    70,200    $       4,145,310
Goldman Sachs Group, Inc. (The).........    19,700            1,341,570
Merrill Lynch & Co......................   110,300            4,185,885
Morgan Stanley..........................    50,700            2,023,944
                                                      -----------------
                                                             16,789,898
                                                      -----------------
FINANCIAL INSTITUTIONS (0.1%)
Alcon, Inc. (Switzerland)*..............     7,800              307,710
                                                      -----------------
FOOD & NON-ALCOHOLIC BEVERAGES (0.8%)
PepsiCo, Inc............................    40,400            1,705,688
                                                      -----------------
FOREST & PAPER PRODUCTS (0.8%)
Bowater, Inc............................    40,850            1,713,657
                                                      -----------------
GAMING & LODGING (1.1%)
Hilton Hotels Corp......................    64,700              822,337
Starwood Hotels & Resorts Worldwide,
  Inc...................................    62,900            1,493,246
                                                      -----------------
                                                              2,315,583
                                                      -----------------
INSURANCE (7.0%)
ACE Ltd. (Bermuda)......................    48,900            1,434,726
Allstate Corp...........................    38,800            1,435,212
American International Group, Inc.......    22,200            1,284,270
Arthur J. Gallagher & Co................    25,900              760,942
CIGNA Corp..............................     7,950              326,904
Hartford Financial Services Group, Inc.
  (The).................................    72,060            3,273,686
MetLife, Inc............................    22,600              611,104
Nationwide Financial Services, Inc.,
  Class A...............................    43,350            1,241,978
SAFECO Corp.............................     9,800              339,766
Travelers Property Casualty Corp., Class
  A*....................................   164,300            2,406,995
UNUMProvident Corp......................    21,100              370,094
XL Capital Ltd. (Bermuda)...............    18,400            1,421,400
                                                      -----------------
                                                             14,907,077
                                                      -----------------
MACHINERY AND TOOLS (0.5%)
Deere & Co..............................    22,950            1,052,258
                                                      -----------------
MEDICAL & HEALTH TECH & SERVICES (1.2%)
Express Scripts, Inc., Class A*.........     8,000              384,320
Genzyme Corp.*..........................    39,850            1,178,365
MedImmune, Inc.*........................    38,900            1,056,913
                                                      -----------------
                                                              2,619,598
                                                      -----------------
MEDICAL EQUIPMENT (8.2%)
Abbott Laboratories.....................    32,800            1,312,000
Baxter International, Inc...............    40,250            1,127,000
Forest Laboratories, Inc.*..............    14,300            1,404,546
Johnson & Johnson.......................    56,100            3,013,131
Merck & Co., Inc........................    45,550            2,578,586
Pfizer, Inc.............................   241,175            7,372,720
Wyeth...................................    17,000              635,800
                                                      -----------------
                                                             17,443,783
                                                      -----------------
                                          NUMBER OF        MARKET
                                            SHARES          VALUE
                                          ----------  -----------------
METALS AND MINERALS (1.6%)
Alcan, Inc. (Canada)....................    19,350    $         571,212
Alcoa, Inc..............................   107,850            2,456,823
Phelps Dodge Corp.*.....................     9,000              284,850
                                                      -----------------
                                                              3,312,885
                                                      -----------------
OIL SERVICES (5.7%)
Amgen, Inc.*............................    25,400            1,227,836
BJ Services Co.*........................    42,700            1,379,637
ConocoPhillips..........................    22,300            1,079,097
Cooper Cameron Corp.*...................    36,100            1,798,502
GlobalSantaFe Corp......................    82,287            2,001,220
National Fuel Gas Co....................    32,700              677,871
Noble Corp.*............................    79,300            2,787,395
Schlumberger Ltd........................    29,200            1,229,028
                                                      -----------------
                                                             12,180,586
                                                      -----------------
OILS (3.2%)
Apache Corp.............................    26,865            1,531,036
Devon Energy Corp.......................    68,350            3,137,265
Occidental Petroleum Corp...............    74,200            2,110,990
                                                      -----------------
                                                              6,779,291
                                                      -----------------
PHARMACEUTICALS (1.1%)
Schering-Plough Corp....................   108,200            2,402,040
                                                      -----------------
PRINTING AND PUBLISHING (0.5%)
New York Times Co. (The), Class A.......    25,100            1,147,823
                                                      -----------------
RESTAURANTS (0.6%)
Brinker International, Inc.*............    24,300              783,675
Outback Steakhouse, Inc.................    12,000              413,280
                                                      -----------------
                                                              1,196,955
                                                      -----------------
SPECIAL PRODUCTS AND SERVICES (1.6%)
ARAMARK Corp., Class B*.................    56,900            1,337,150
Illinois Tool Works, Inc................    16,800            1,089,648
McDonald's Corp.........................    64,200            1,032,336
                                                      -----------------
                                                              3,459,134
                                                      -----------------
STORES (6.7%)
Best Buy Co., Inc.*.....................     4,500              108,675
Home Depot, Inc.........................   116,200            2,784,152
Kohl's Corp.*...........................    18,700            1,046,265
Lowe's Companies, Inc...................    11,900              446,250
May Department Stores Co. (The).........    24,300              558,414
Sears, Roebuck and Co...................   181,250            4,340,938
Target Corp.............................    43,000            1,290,000
The Gap, Inc............................    55,600              862,912
Wal-Mart Stores, Inc....................    54,500            2,752,795
                                                      -----------------
                                                             14,190,401
                                                      -----------------

                                        See Notes to Financial Statements.    89

ING MFS CAPITAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                          NUMBER OF        MARKET
                                            SHARES          VALUE
                                          ----------  -----------------
SUPERMARKETS (1.8%)
Kroger Co. (The)*.......................   177,600    $       2,743,920
Safeway, Inc.*..........................    46,500            1,086,240
                                                      -----------------
                                                              3,830,160
                                                      -----------------
TELECOM--WIRELINE (4.6%)
Advanced Fibre Communications, Inc.*....    61,700            1,029,156
AT&T Wireless Services, Inc.*...........   838,400            4,736,960
Cisco Systems, Inc.*....................   218,200            2,858,420
Echostar Communications Corp.*..........    48,600            1,081,836
                                                      -----------------
                                                              9,706,372
                                                      -----------------
TRUCKING (0.3%)
United Parcel Service, Inc., Class B....     9,900              624,492
                                                      -----------------
UTILITIES--ELECTRIC (3.2%)
Calpine Corp.*..........................   556,250            1,813,375
NiSource, Inc...........................   187,300            3,746,000
TXU Corp................................    65,400            1,221,672
                                                      -----------------
                                                              6,781,047
                                                      -----------------
UTILITIES--TELEPHONE (4.7%)
AT&T Corp...............................    59,500            1,553,545
Comcast Corp., Class A*.................    29,592              697,483
Comcast Corp., Special Class A*.........   143,700            3,246,183
Partner Communications Co., Ltd. ADR
  (Israel)*.............................    64,215              227,963
Verizon Communications, Inc.............   107,900            4,181,125
Winstar Communications, Inc.*...........    84,250                   93
                                                      -----------------
                                                              9,906,392
                                                      -----------------
TOTAL COMMON STOCKS (COST $218,993,389)                     211,167,083
                                                      -----------------

                                          SHARE/PRINCIPAL
                                              AMOUNT
                                          ---------------
SHORT-TERM INVESTMENTS (7.3%)
SECURITY LENDING COLLATERAL (7.3%)
Bank of Montreal, Eurodollar Term,
  1.320%, 01/30/03......................    $2,624,156        2,624,156
Comerica Bank, Bank Note, 1.400%,
  11/19/03..............................     1,209,628        1,209,628
Dreyfus, Money Market Fund, 1.358%,
  01/02/03..............................       604,814          604,814
Galaxy Funding, Commercial Paper,
  1.353%, 02/07/03......................       604,814          604,814
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.363%, 01/02/03...........     2,419,257        2,419,257
Liberty Lighthouse Funding, Commercial
  Paper, 1.343%, 01/14/03...............     1,209,628        1,209,628
Merrill Lynch & Co., Triparty Corporate,
  1.353%, 01/02/03......................     1,209,628        1,209,628
Merrimac, Money Market Fund, 1.422%,
  01/02/03..............................     3,870,810        3,870,810
                                             PRINCIPAL        MARKET
                                              AMOUNT          VALUE
                                          ---------------  ------------
SECURITY LENDING COLLATERAL (CONTINUED)
Parkland LLC, Medium Term Note, 1.410%,
  11/26/03..............................    $  604,814     $    604,814
Prefco, Commercial Paper, 1.313%,
  01/06/03..............................     1,209,628        1,209,628
                                                           ------------
                                                             15,567,177
                                                           ------------
TOTAL SHORT-TERM INVESTMENTS (COST $15,567,177)              15,567,177
                                                           ------------

TOTAL INVESTMENTS AT MARKET VALUE
(106.5%)
  (COST $234,560,566)                     $ 226,734,260
OTHER LIABILITIES IN EXCESS OF ASSETS
(-6.5%)                                     (13,760,309)
                                          -------------
NET ASSETS (100.0%)                       $ 212,973,951
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $242,297,306. Unrealized gains and losses, based on identified tax cost at December 31, 2002, are as follows:


Unrealized gains..................................  $ 2,287,718
Unrealized losses.................................  (17,850,764)
                                                    -----------
  Net unrealized (loss)...........................  $(15,563,046)
                                                    ===========

   *  Non-income producing security.

 ADR American Depository Receipt

 Category percentages are based on net assets.

90     See Notes to Financial Statements.

ING MFS GLOBAL GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          NUMBER OF      MARKET
                                           SHARES         VALUE
                                          ---------  ---------------
COMMON STOCKS (93.6%)
ADVERTISING AND BROADCASTING (0.6%)
Lamar Advertising Co.*..................       460   $        15,479
VNU N.V. (Netherlands)..................     1,606            41,897
                                                     ---------------
                                                              57,376
                                                     ---------------
AEROSPACE (0.3%)
Northrop Grumman Corp...................       330            32,010
                                                     ---------------
APPAREL MANUFACTURERS (1.4%)
Brother Industries, Ltd. (Japan)........    12,000            76,122
Fast Retailing Co., Ltd. (Japan)........     1,000            35,213
Nike, Inc., Class B.....................       350            15,564
                                                     ---------------
                                                             126,899
                                                     ---------------
AUTOMOTIVE (3.1%)
Bayerische Motoren Werke (BMW) AG
  (Germany).............................     1,620            49,235
Denway Motors Ltd. (Hong Kong)..........   100,000            33,660
Harley-Davidson, Inc....................       660            30,492
Honda Motor Co., Ltd. (Japan)...........     1,900            70,267
Hyundai Motor Co., Ltd. (South Korea)...       710            16,612
Kia Motors Corp. (South Korea)*.........       600             4,452
Nissan Motor Co., Ltd. (Japan)..........    11,000            85,810
                                                     ---------------
                                                             290,528
                                                     ---------------
BANKS AND CREDIT COMPANIES (9.3%)
ABSA Group Ltd. (South Africa)..........     3,590            13,221
African Bank Investments, Ltd. (South
  Africa)...............................     6,500             4,280
Australia & New Zealand Banking Group,
  Ltd. (Australia)......................     3,710            36,075
Bangkok Bank Public Co., Ltd.
  (Thailand)*...........................     6,000             8,347
Bank of Ireland (Ireland)...............     5,120            52,621
Bank of Nova Scotia (Canada)............       510            17,056
BNP Paribas SA (France).................       675            27,516
Danske Bank AS (Denmark)................     3,410            56,415
Erste Bank der sesterreichischen
  Sparkassen AG (Austria)...............       160            10,775
FirstRand Ltd. (South Africa)...........    15,610            13,390
Fortis (Belgium)........................     2,000            34,979
Grupo Financiero Banorte SA de CV, O
  Shares (Mexico).......................     8,220            20,174
Hana Bank (South Korea)*................        60               825
Hyundai Mobis (South Korea).............       470             8,639
ICICI Bank, Ltd. ADR (India)............     2,227            14,475
Kookmin Bank (South Korea)..............       970            34,349
Lloyds TSB Group PLC ADR (United
  Kingdom)..............................     6,340            45,564
Malayan Banking Berhad (Malaysia).......     4,200             8,179
Mellon Financial Corp...................     1,760            45,954
News Corp., Ltd. (The) (Australia)......     4,400            28,309
OTP Bank Rt. GDR (Hungary)..............       930            18,163
Royal Bank of Scotland Group PLC (United
  Kingdom)..............................     6,800           163,048
                                          NUMBER OF      MARKET
                                           SHARES         VALUE
                                          ---------  ---------------
BANKS AND CREDIT COMPANIES (CONTINUED)
Standard Chartered PLC (United
  Kingdom)..............................     3,670   $        41,752
TABCORP Holdings Ltd. (Australia).......     5,750            34,321
UBS AG (Switzerland)*...................     1,445            70,279
United Overseas Bank Ltd. (Singapore)...     8,000            54,425
                                                     ---------------
                                                             863,131
                                                     ---------------
BASIC INDUSTRY--OTHER (0.4%)
Linde AG (Germany)......................       920            33,804
                                                     ---------------
BEVERAGES (0.5%)
Grupo Modelo SA de CV, Series C
  (Mexico)..............................    17,680            43,374
                                                     ---------------
BIOTECHNOLOGY (2.9%)
AstraZeneca PLC (United Kingdom)........     1,260            45,074
Eli Lilly and Co........................       820            52,070
LG Chemical Ltd. (South Korea)..........       110             3,765
Novartis AG (Switzerland)...............     4,180           152,624
Schering AG (Germany)...................       240            10,443
                                                     ---------------
                                                             263,976
                                                     ---------------
BROADCAST & CABLE TV (0.4%)
British Sky Broadcasting PLC (United
  Kingdom)*.............................     3,740            38,510
                                                     ---------------
BROKERAGE & ASSET MANAGERS (0.3%)
Old Mutual PLC (United Kingdom).........    16,570            23,496
                                                     ---------------
BUSINESS MACHINES (1.3%)
Dell Computer Corp.*....................     1,530            40,912
Hewlett-Packard Co......................     1,499            26,023
International Business Machines Corp....       670            51,925
                                                     ---------------
                                                             118,860
                                                     ---------------
BUSINESS MACHINES--PERIPHERALS (0.8%)
Canon, Inc. (Japan).....................     2,000            75,313
                                                     ---------------
BUSINESS SERVICES (2.1%)
Affiliated Computer Services, Inc.,
  Class A*..............................       460            24,219
Apollo Group, Inc., Class A*............       340            14,960
Automatic Data Processing, Inc..........       580            22,765
BISYS Group, Inc.*......................     1,400            22,260
Concord EFS, Inc.*......................     1,310            20,619
First Data Corp.........................     1,020            36,118
Manpower, Inc...........................       590            18,821
SunGard Data Systems, Inc.*.............     1,440            33,926
                                                     ---------------
                                                             193,688
                                                     ---------------
CELLULAR PHONES (1.0%)
America Movil SA de CV - L Shares ADR
  (Mexico)..............................     2,340            33,602
China Telecom Hong Kong Ltd. (Hong
  Kong)*................................    20,500            48,763
KT Freetel (South Korea)*...............       600            14,266
                                                     ---------------
                                                              96,631
                                                     ---------------
CHEMICALS (3.7%)
Akzo Nobel N.V. (Netherlands)...........     1,480            46,969

                                        See Notes to Financial Statements.    91

ING MFS GLOBAL GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                          NUMBER OF      MARKET
                                           SHARES         VALUE
                                          ---------  ---------------
CHEMICALS (CONTINUED)
Aventis SA (France).....................     2,820   $       153,351
Celanese AG (Germany)*..................     1,070            23,589
Lonza Group AG - Reg (Switzerland)......       190            11,551
Praxair, Inc............................       370            21,375
Syngenta AG (Switzerland)*..............     1,435            83,138
                                                     ---------------
                                                             339,973
                                                     ---------------
COMPUTER SOFTWARE (0.9%)
Check Point Software Technologies Ltd.
  (Israel)*.............................     1,340            17,380
Oracle Corp.*...........................     5,940            64,152
                                                     ---------------
                                                              81,532
                                                     ---------------
COMPUTER SOFTWARE SYSTEMS (1.2%)
Accenture, Ltd. (Bermuda)*..............     1,480            26,625
Cadence Design Systems, Inc.*...........       940            11,083
PeopleSoft, Inc.*.......................     1,400            25,620
Veritas Software Corp.*.................     2,950            46,079
                                                     ---------------
                                                             109,407
                                                     ---------------
COMPUTER SOFTWARE--PC (1.2%)
Microsoft Corp.*........................     2,050           105,985
Network Associates, Inc.*...............       110             1,770
                                                     ---------------
                                                             107,755
                                                     ---------------
CONGLOMERATES (0.3%)
Korea Electric Power Corp. (South
  Korea)................................     1,130            17,388
Siam Cement Co., Ltd. (The)
  (Thailand)............................       300             8,695
                                                     ---------------
                                                              26,083
                                                     ---------------
CONSUMER GOODS AND SERVICES (5.0%)
Avon Products, Inc......................       690            37,170
Barloworld Ltd. (South Africa)..........       700             4,960
Cendant Corp.*..........................     1,910            20,017
Gillette Co.............................     1,470            44,629
Givaudan SA (Switzerland)...............        48            21,539
Kimberly-Clark Corp.....................       340            16,140
Limited, Inc............................     1,140            15,880
Newell Rubbermaid, Inc..................       460            13,952
Philip Morris Co., Inc..................       370            14,996
Reckitt Benckiser PLC (United
  Kingdom)..............................     2,185            42,427
Shiseido Co., Ltd. (Japan)..............     6,000            77,992
Uni-Charm Corp. (Japan).................     1,500            59,517
Unilever N.V. CVA (Netherlands).........     1,530            94,043
                                                     ---------------
                                                             463,262
                                                     ---------------
ELECTRICAL EQUIPMENT (1.2%)
Danaher Corp............................       650            42,705
General Electric Co.....................     2,930            71,345
                                                     ---------------
                                                             114,050
                                                     ---------------
ELECTRONICS (4.4%)
Analog Devices, Inc.*...................     2,160            51,559
Koninklijke Philips Electronics N.V.
  (Netherlands).........................     2,100            36,817
                                          NUMBER OF      MARKET
                                           SHARES         VALUE
                                          ---------  ---------------
ELECTRONICS (CONTINUED)
LG Electronics, Inc. (South Korea)*.....       370   $        12,884
Linear Technology Corp..................       500            12,860
Maxim Intergrated Products, Inc.........       530            17,511
Nippon Electric Glass Co., Ltd.
  (Japan)...............................     3,000            30,201
Novellus Systems, Inc.*.................       350             9,828
Samsung Electronics (South Korea).......       560           148,257
Samsung SDI Co., Ltd. (South Korea).....       220            12,706
Taiwan Semiconductor Manufacturing Co.,
  Ltd. ADR (Taiwan)*....................     4,860            34,263
TCL International Holdings Ltd. (Hong
  Kong).................................    67,700            20,618
Texas Instruments, Inc..................     1,520            22,815
                                                     ---------------
                                                             410,319
                                                     ---------------
ENERGY (0.3%)
Sasol Ltd. (South Africa)...............     2,100            25,698
                                                     ---------------
ENERGY--OTHER (0.3%)
Anglo American Platinum Corp. (South
  Africa)...............................       710            26,148
                                                     ---------------
ENGINEERING--CONSTRUCTION (0.3%)
Fugro NV (Netherlands)..................       609            27,574
                                                     ---------------
ENTERTAINMENT (2.9%)
AOL Time Warner, Inc.*..................     4,280            56,068
BEC World Public Co., Ltd. (Thailand)...     2,600            12,901
Clear Channel Communications, Inc.*.....     1,370            51,087
Fox Entertainment Group, Inc.*..........     1,300            33,709
Grupo Televisa SA ADR (Mexico)*.........       300             8,379
Namco Ltd. (Japan)......................     1,700            28,471
Viacom, Inc., Class B*..................     1,900            77,444
                                                     ---------------
                                                             268,059
                                                     ---------------
FINANCE COMPANIES--CAPTIVE (4.4%)
American Express Corp...................     1,150            40,652
Citigroup, Inc..........................     2,300            80,937
Credit Saison Co., Ltd. (Japan).........     2,700            46,060
Fannie Mae..............................       230            14,796
Freddie Mac.............................     1,130            66,726
Goldman Sachs Group, Inc. (The).........       700            47,670
Irish Life & Permanent PLC (Ireland)....     1,820            19,649
Merrill Lynch & Co......................     1,110            42,124
Morgan Stanley..........................       430            17,166
Sime Darby Berhad (Malaysia)............    17,000            22,190
Xstrata PLC (United Kingdom)*...........     1,120            11,713
                                                     ---------------
                                                             409,683
                                                     ---------------
FINANCIAL INSTITUTIONS (0.1%)
Grupo Financiero BBVA Bancomer SA de CV,
  Class B (Mexico)*.....................    12,100             9,212
                                                     ---------------
FOOD & NON-ALCOHOLIC BEVERAGES (3.0%)
Archer-Daniels-Midland Co...............       460             5,704
Coca-Cola Femsa SA de CV ADR (Mexico)...     1,100            19,690

92     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          NUMBER OF      MARKET
                                           SHARES         VALUE
                                          ---------  ---------------
FOOD & NON-ALCOHOLIC BEVERAGES (CONTINUED)
Coca-Cola Hellenic Bottling Co., SA
  (Greece)..............................     1,240   $        17,235
Diageo PLC (United Kingdom).............     9,480           103,113
Fanuc Ltd. (Japan)......................       900            39,805
Fomento Economico Mexicano SA de CV ADR
  (Mexico)..............................       230             8,377
Kellogg Co..............................       900            30,843
PepsiCo, Inc............................     1,290            54,464
                                                     ---------------
                                                             279,231
                                                     ---------------
FOREST & PAPER PRODUCTS (1.0%)
Aracruz Celulose SA (Brazil)............     1,940            36,006
International Paper Co..................       630            22,031
John Fairfax Holdings Ltd.
  (Australia)...........................     5,800            10,467
Kimberly-Clark de Mexico SA de CV, A
  Shares (Mexico).......................     3,700             8,547
Sappi Ltd. ADR (South Africa)...........       870            11,501
                                                     ---------------
                                                              88,552
                                                     ---------------
GAMING & LODGING (0.2%)
Resorts World Berhad (Malaysia).........     3,000             7,381
Starwood Hotels & Resorts Worldwide,
  Inc...................................       490            11,633
                                                     ---------------
                                                              19,014
                                                     ---------------
GENERAL MERCHANDISE (1.2%)
Next PLC (United Kingdom)...............     2,270            26,940
Reed Elsevier PLC (United Kingdom)......    10,150            87,012
                                                     ---------------
                                                             113,952
                                                     ---------------
INSURANCE (3.1%)
ACE Ltd. (Bermuda)......................       630            18,484
Aviva PLC (United Kingdom)..............     4,870            34,765
Converium Holding AG (Switzerland)*.....     1,320            64,008
Hartford Financial Services Group, Inc.
  (The).................................       340            15,446
MetLife, Inc............................     1,270            34,341
Samsung Fire & Marine Insurance Co.,
  Ltd. (South Korea)....................       150             8,195
Sompo Japan Insurance, Inc. (Japan).....     6,000            35,028
Travelers Property Casualty Corp., Class
  A*....................................     2,464            36,098
Travelers Property Casualty Corp., Class
  B*....................................        52               762
XL Capital Ltd. (Bermuda)...............       550            42,487
                                                     ---------------
                                                             289,614
                                                     ---------------
MACHINERY AND TOOLS (0.3%)
Schneider SA (France)...................       677            32,046
                                                     ---------------
MEDICAL & HEALTH TECH & SERVICES (1.7%)
Capio AB (Sweden)*......................     2,970            23,617
Cardinal Health, Inc....................       270            15,981
Express Scripts, Inc., Class A*.........       810            38,912
Generale de Sante (France)*.............     1,650            18,967
Health Management Associates, Inc.,
  Class A...............................       680            12,172
MedImmune, Inc.*........................       360             9,781
                                          NUMBER OF      MARKET
                                           SHARES         VALUE
                                          ---------  ---------------
MEDICAL & HEALTH TECH & SERVICES (CONTINUED)
Medtronic, Inc..........................       670   $        30,552
UnitedHealth Group, Inc.................       140            11,690
                                                     ---------------
                                                             161,672
                                                     ---------------
MEDICAL EQUIPMENT (4.9%)
Abbott Laboratories.....................       780            31,200
Forest Laboratories, Inc.*..............       390            38,306
Johnson & Johnson.......................     1,300            69,823
Jomed NV (Switzerland)*.................     1,690            14,983
Pfizer, Inc.............................     5,150           157,435
Sanofi-Synthelabo SA (France)...........     1,720           105,179
Synthes-Stratec, Inc. (Switzerland).....        55            33,755
                                                     ---------------
                                                             450,681
                                                     ---------------
METALS AND MINERALS (2.8%)
BHP Billiton PLC (United Kingdom).......    10,220            54,634
Companhia Vale do Rio Doce (CVRD) ADR
  (Brazil)*.............................       300             8,673
Gold Fields Ltd. (South Africa).........     2,180            30,462
Impala Platinum Holdings Ltd. (South
  Africa)...............................       420            26,677
Lonmin PLC (United Kingdom).............     2,990            41,725
Mining & Metallurgical Co. Norilsk
  Nickel ADR (Russia)...................       800            16,176
POSCO ADR (South Korea).................     1,210            29,923
Rio Tinto PLC (United Kingdom)..........     2,730            54,549
                                                     ---------------
                                                             262,819
                                                     ---------------
OIL SERVICES (3.6%)
Amgen, Inc.*............................     1,030            49,790
Baker Hughes, Inc.......................       340            10,945
BJ Services Co.*........................       100             3,231
China Oilfield Services Ltd. (China)*...    76,000            18,514
Encana Corp. (Canada)...................     2,550            79,046
LUKOIL ADR (Russia).....................       690            42,394
LUKOIL ADR (144A) (Russia)*{::}.........       200            12,288
Petroleo Brasileiro SA ADR (Brazil).....     2,260            33,764
Total SA, Series B (France).............       615            87,870
                                                     ---------------
                                                             337,842
                                                     ---------------
OILS (3.1%)
BP PLC (United Kingdom).................     4,480           182,112
CNOOC Ltd. (Hong Kong)..................     7,000             9,110
PetroChina Co., Ltd. (China)............    44,000             8,747
PTT Exploration & Production Public Co.,
  Ltd. (Thailand).......................     2,900             9,212
PTT Public Co., Ltd. (Thailand).........     9,300             9,056
Surgutneftegaz ADR (Russia).............     1,500            23,828
YUKOS ADR (Russia)......................       310            43,688
                                                     ---------------
                                                             285,753
                                                     ---------------

                                        See Notes to Financial Statements.    93

ING MFS GLOBAL GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                          NUMBER OF      MARKET
                                           SHARES         VALUE
                                          ---------  ---------------
PHARMACEUTICALS (0.3%)
Taro Pharmaceutical Industries Ltd.
  (Israel)*.............................       740   $        27,824
                                                     ---------------
PRINTING AND PUBLISHING (1.1%)
E.W. Scripps Co.........................       110             8,465
Gannett Co., Inc........................       500            35,900
Johnston Press PLC (United Kingdom).....     6,750            39,918
New York Times Co. (The), Class A.......       460            21,036
                                                     ---------------
                                                             105,319
                                                     ---------------
RESTAURANTS (0.3%)
Brinker International, Inc.*............       790            25,478
                                                     ---------------
SPECIAL PRODUCTS AND SERVICES (2.5%)
3M Co...................................       380            46,854
Alfa Laval AB (Sweden)*.................     2,910            23,475
Anglo American PLC (United Kingdom).....     5,800            86,218
Hennes & Maurtiz AB - B Shares
  (Sweden)..............................     1,940            37,561
Intertek Testing Services PLC (United
  Kingdom)*.............................     5,130            33,314
                                                     ---------------
                                                             227,422
                                                     ---------------
STEEL (0.1%)
Gerdau SA ADR (Brazil)..................       500             4,450
                                                     ---------------
STORES (3.0%)
Carrefour SA (France)...................       400            17,817
CVS Corp................................       690            17,229
Family Dollar Stores, Inc...............       660            20,599
Home Depot, Inc.........................     2,160            51,754
Kohl's Corp.*...........................       710            39,725
Marks & Spencer Group PLC (United
  Kingdom)..............................     2,960            15,025
Target Corp.............................     1,760            52,800
The Gap, Inc............................       800            12,416
Wal-Mart de Mexico SA de CV, Series V
  (Mexico)..............................     6,970            15,966
Wal-Mart Stores, Inc....................       750            37,883
                                                     ---------------
                                                             281,214
                                                     ---------------
TELECOM--WIRELESS (0.8%)
China Telecom Corp Ltd. (China)*........    68,000            11,948
Citic Pacific Ltd. (Hong Kong)..........     4,000             7,386
Huaneng Power International, Inc., H
  Shares (China)........................    44,000            35,262
MTN Group Ltd. (South Africa)*..........     3,500             4,997
SmarTone Telecommunications Holdings
  Ltd. (Hong Kong)......................    15,500            17,292
                                                     ---------------
                                                              76,885
                                                     ---------------
TELECOM--WIRELINE (4.8%)
AS Eesti Telekom GDR (144A)
  (Estonia){::}.........................        20               367
Beijing Datang Power Generation Co.,
  Ltd. (China)..........................    15,000             4,857
BT Group PLC (United Kingdom)...........    11,900            37,392
China Mobile (Hong Kong) Ltd. (Hong
  Kong)*................................       730             8,818
Cisco Systems, Inc.*....................     6,930            90,783
Golden Telecom, Inc. (Russia)*..........       300             3,795
                                          NUMBER OF      MARKET
                                           SHARES         VALUE
                                          ---------  ---------------
TELECOM--WIRELINE (CONTINUED)
KT Corp. ADR (South Korea)..............       800   $        17,240
Mobile Telesystems ADR (Russia).........       100             3,714
National Grid Transco Group PLC (United
  Kingdom)..............................     5,200            38,251
Nokia Oyj ADR (Finland).................     1,780            27,590
Philippine Long Distance Telephone Co.
  (Philippine Islands)*.................       870             4,400
PT Telekomunikasi Indonesia
  (Indonesia)...........................    10,500             4,517
SK Telecom Co., Ltd. (South Korea)......       160            30,892
Telecom Corp. of New Zealand Ltd. (New
  Zealand)..............................    20,964            49,773
Telefonica SA (Spain)*..................     7,490            67,071
Television Francaise (France)...........       518            13,845
Vodafone Group PLC ADR (United
  Kingdom)..............................     2,148            38,922
                                                     ---------------
                                                             442,227
                                                     ---------------
TOBACCO (0.3%)
Korea Tobacco & Ginseng Corp. (South
  Korea)................................       610             8,435
Korea Tobacco & Ginseng Corp. GDR (144A)
  (South Korea){::}.....................     3,260            21,729
                                                     ---------------
                                                              30,164
                                                     ---------------
TRUCKING (0.2%)
United Parcel Service, Inc., Class B....       330            20,816
                                                     ---------------
UTILITIES--ELECTRIC (1.2%)
Hongkong Electric Holdings Ltd. (Hong
  Kong).................................     2,500             9,457
Iberdrola SA (Spain)....................     2,810            38,202
Stanley Electric Co., Ltd. (Japan)......     4,000            44,648
Tenaga Nasional Berhad (Malaysia).......     8,000            20,000
                                                     ---------------
                                                             112,307
                                                     ---------------
UTILITIES--GAS (1.5%)
EnCana Corp. (Canada)...................     1,140            35,454
Tokyo Gas Co., Ltd. (Japan).............    34,000           106,549
                                                     ---------------
                                                             142,003
                                                     ---------------
UTILITIES--TELEPHONE (2.0%)
Comcast Corp., Class A*.................     1,450            34,177
KPN N.V. (Netherlands)*.................    10,580            68,863
Tandberg ASA (Norway)*..................     2,780            16,052
Telefonos de Mexico SA de CV ADR
  (Mexico)..............................     1,950            62,361
                                                     ---------------
                                                             181,453
                                                     ---------------
TOTAL COMMON STOCKS (COST $9,188,711)                      8,675,089
                                                     ---------------
PREFERRED STOCKS (0.9%)
AUTOMOTIVE (0.4%)
Porsche AG (Germany)....................        84            34,921
                                                     ---------------
MEDICAL & HEALTH TECH & SERVICES (0.5%)
Fresenius Medical Care AG (Germany).....     1,530            46,017
                                                     ---------------
TOTAL PREFERRED STOCKS (COST $95,280)                         80,938
                                                     ---------------

94     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          SHARE/PRINCIPAL      MARKET
                                              AMOUNT            VALUE
                                          ---------------  ---------------
SHORT-TERM INVESTMENTS (3.1%)
SECURITY LENDING COLLATERAL (3.1%)
Bank of Montreal, Eurodollar Term,
  1.320%, 01/30/03......................      $48,551      $        48,551
Comerica Bank, Bank Note, 1.400%,
  11/19/03..............................       22,380               22,380
Dreyfus, Money Market Fund, 1.358%,
  01/02/03..............................       11,190               11,190
Galaxy Funding, Commercial Paper,
  1.353%, 02/07/03......................       11,190               11,190
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.363%, 01/02/03...........       44,759               44,759
Liberty Lighthouse Funding, Commercial
  Paper, 1.343%, 01/14/03...............       22,380               22,380
Merrill Lynch & Co., Triparty Corporate,
  1.353%, 01/02/03......................       22,380               22,380
Merrimac, Money Market Fund, 1.422%,
  01/02/03..............................       71,615               71,615
Parkland LLC, Medium Term Note, 1.410%,
  11/26/03..............................       11,190               11,190
Prefco, Commercial Paper, 1.313%,
  01/06/03..............................       22,380               22,380
                                                           ---------------
                                                                   288,015
                                                           ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $288,015)                       288,015
                                                           ---------------

TOTAL INVESTMENTS AT MARKET VALUE
(97.6%)
  (COST $9,572,006)                       $   9,044,042
OTHER ASSETS IN EXCESS OF LIABILITIES
(2.4%)                                          226,149
                                          -------------
NET ASSETS (100.0%)                       $   9,270,191
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $9,712,862. Unrealized gains and losses, based on identified tax cost at December 31, 2002, are as follows:


Unrealized gains..................................  $109,423
Unrealized losses.................................  (778,243)
                                                    --------
  Net unrealized (loss)...........................  $(668,820)
                                                    ========

   *  Non-income producing security.

 {::} Security exempt from registration under Rule 144A of the Security Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002 the market value of these securities amounted to $34,384 or 0.37% of net assets.

 ADR American Depository Receipt

 GDR Global Depository Receipt

 Category percentages are based on net assets.

                                        See Notes to Financial Statements.    95

ING MFS RESEARCH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          NUMBER OF        MARKET
                                            SHARES          VALUE
                                          ----------  -----------------
COMMON STOCKS (98.1%)
ADVERTISING AND BROADCASTING (0.3%)
Lamar Advertising Co.*..................    19,700    $         662,905
                                                      -----------------
AEROSPACE (1.3%)
Lockheed Martin Corp....................    53,600            3,095,400
                                                      -----------------
BANKS AND CREDIT COMPANIES (7.7%)
Bank of America Corp....................    89,100            6,198,687
Banknorth Group, Inc....................    50,600            1,143,560
FleetBoston Financial Corp..............   108,600            2,638,980
Mellon Financial Corp...................   104,300            2,723,273
Southtrust Corp.........................    76,400            1,898,540
SunTrust Banks, Inc.....................    56,600            3,221,672
Wachovia Corp...........................    30,400            1,107,776
                                                      -----------------
                                                             18,932,488
                                                      -----------------
BIOTECHNOLOGY (2.8%)
Eli Lilly and Co........................   107,200            6,807,200
                                                      -----------------
BUSINESS MACHINES (0.1%)
Dell Computer Corp.*....................    12,300              328,902
                                                      -----------------
BUSINESS SERVICES (3.1%)
Automatic Data Processing, Inc..........    82,000            3,218,500
Smurfit-Stone Container Corp.*..........   167,200            2,573,375
SunGard Data Systems, Inc.*.............    73,600            1,734,016
                                                      -----------------
                                                              7,525,891
                                                      -----------------
CHEMICALS (1.8%)
Air Products & Chemicals, Inc...........    23,600            1,008,900
Praxair, Inc............................    31,700            1,831,309
Syngenta AG (Switzerland)*..............    28,500            1,651,173
                                                      -----------------
                                                              4,491,382
                                                      -----------------
COMPUTER SOFTWARE (1.6%)
Oracle Corp.*...........................   354,000            3,823,200
                                                      -----------------
COMPUTER SOFTWARE SYSTEMS (1.1%)
Accenture, Ltd. (Bermuda)*..............    81,300            1,462,587
Veritas Software Corp.*.................    77,200            1,205,864
                                                      -----------------
                                                              2,668,451
                                                      -----------------
COMPUTER SOFTWARE--PC (1.5%)
Microsoft Corp.*........................    64,200            3,319,140
Network Associates, Inc.*...............    15,800              254,222
                                                      -----------------
                                                              3,573,362
                                                      -----------------
CONSUMER GOODS AND SERVICES (5.9%)
Avon Products, Inc......................    19,100            1,028,917
Gillette Co.............................    30,500              925,980
Kimberly-Clark Corp.....................    45,200            2,145,644
Philip Morris Co., Inc..................   128,600            5,212,158
Proctor & Gamble Co.....................    61,200            5,259,528
                                                      -----------------
                                                             14,572,227
                                                      -----------------
                                          NUMBER OF        MARKET
                                            SHARES          VALUE
                                          ----------  -----------------
ELECTRONICS (1.3%)
Analog Devices, Inc.*...................    75,500    $       1,802,185
Novellus Systems, Inc.*.................    46,700            1,311,336
                                                      -----------------
                                                              3,113,521
                                                      -----------------
ENTERTAINMENT (3.4%)
AOL Time Warner, Inc.*..................   188,700            2,471,970
Clear Channel Communications, Inc.*.....    17,000              633,930
Viacom, Inc., Class B*..................   126,069            5,138,572
                                                      -----------------
                                                              8,244,472
                                                      -----------------
FINANCE COMPANIES--CAPTIVE (8.7%)
Citigroup, Inc..........................   224,394            7,896,425
Fannie Mae..............................    52,700            3,390,191
Freddie Mac.............................    73,700            4,351,985
Goldman Sachs Group, Inc. (The).........    46,400            3,159,840
Merrill Lynch & Co......................    69,900            2,652,705
                                                      -----------------
                                                             21,451,146
                                                      -----------------
FINANCIAL INSTITUTIONS (0.4%)
Charter One Financial, Inc..............    38,640            1,110,127
                                                      -----------------
FOOD & NON-ALCOHOLIC BEVERAGES (5.4%)
Anheuser-Busch Co., Inc.................    68,700            3,325,080
Diageo PLC (United Kingdom).............   160,962            1,750,768
Kellogg Co..............................    60,000            2,056,200
PepsiCo, Inc............................   148,000            6,248,560
                                                      -----------------
                                                             13,380,608
                                                      -----------------
FOREST & PAPER PRODUCTS (1.3%)
Bowater, Inc............................    15,100              633,445
International Paper Co..................    70,400            2,461,888
                                                      -----------------
                                                              3,095,333
                                                      -----------------
GAMING AND LODGING (0.7%)
Hilton Hotels Corp......................    53,200              676,172
Starwood Hotels & Resorts Worldwide,
  Inc...................................    41,900              994,706
                                                      -----------------
                                                              1,670,878
                                                      -----------------
INSURANCE (7.7%)
ACE Ltd. (Bermuda)......................    99,600            2,922,264
Allstate Corp...........................    48,400            1,790,316
Chubb Corp..............................    41,800            2,181,960
Hartford Financial Services Group, Inc.
  (The).................................    38,900            1,767,227
MetLife, Inc............................    90,410            2,444,686
St. Paul Companies, Inc. (The)..........    67,900            2,311,995
Travelers Property Casualty Corp., Class
  A*....................................    68,531            1,003,979
Travelers Property Casualty Corp., Class
  B*....................................    79,400            1,163,210
Willis Group Holdings Ltd.*.............    45,000            1,290,150
XL Capital Ltd. (Bermuda)...............    25,000            1,931,250
                                                      -----------------
                                                             18,807,037
                                                      -----------------

96     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          NUMBER OF        MARKET
                                            SHARES          VALUE
                                          ----------  -----------------
MACHINERY AND TOOLS (0.7%)
Deere & Co..............................    16,000    $         733,600
SPX Corp.*..............................    25,400              951,230
                                                      -----------------
                                                              1,684,830
                                                      -----------------
MEDICAL & HEALTH TECH & SERVICES (2.0%)
Genzyme Corp.*..........................    76,100            2,250,277
HEALTHSOUTH Corp.*......................   186,300              782,460
Laboratory Corp. of America Holdings*...    45,900            1,066,716
Lincare Holdings, Inc.*.................    24,200              765,204
                                                      -----------------
                                                              4,864,657
                                                      -----------------
MEDICAL EQUIPMENT (9.7%)
Abbott Laboratories.....................    65,400            2,616,000
Forest Laboratories, Inc.*..............    26,500            2,602,830
Johnson & Johnson.......................   130,500            7,009,155
Pfizer, Inc.............................   378,346           11,566,037
                                                      -----------------
                                                             23,794,022
                                                      -----------------
METALS AND MINERALS (1.0%)
Alcoa, Inc..............................    85,300            1,943,134
BHP Billiton PLC (United Kingdom).......    46,100              246,441
Rio Tinto PLC (United Kingdom)..........    12,000              239,776
                                                      -----------------
                                                              2,429,351
                                                      -----------------
NATURAL GAS--PIPELINE (0.2%)
Equitable Resources, Inc................    17,400              609,696
                                                      -----------------
OIL SERVICES (2.6%)
ConocoPhillips..........................    41,700            2,017,863
Encana Corp. (Canada)...................    74,800            2,318,677
GlobalSantaFe Corp......................    36,276              882,232
Schlumberger Ltd........................    26,000            1,094,340
                                                      -----------------
                                                              6,313,112
                                                      -----------------
OILS (5.4%)
BP PLC (United Kingdom).................   680,500            4,682,316
Devon Energy Corp.......................    24,400            1,119,960
Exxon Mobil Corp........................   213,192            7,448,929
                                                      -----------------
                                                             13,251,205
                                                      -----------------
PHARMACEUTICALS (1.3%)
Schering-Plough Corp....................   147,200            3,267,840
                                                      -----------------
PRINTING AND PUBLISHING (0.3%)
Gannett Co., Inc........................     3,500              251,300
New York Times Co. (The), Class A.......    13,100              599,063
                                                      -----------------
                                                                850,363
                                                      -----------------
RESTAURANTS (0.9%)
CEC Entertainment, Inc.*................    32,300              991,610
Yum! Brands, Inc.*......................    50,200            1,215,844
                                                      -----------------
                                                              2,207,454
                                                      -----------------
                                          NUMBER OF        MARKET
                                            SHARES          VALUE
                                          ----------  -----------------
SPECIAL PRODUCTS AND SERVICES (2.6%)
3M Co...................................    24,300    $       2,996,190
Illinois Tool Works, Inc................    51,400            3,333,804
                                                      -----------------
                                                              6,329,994
                                                      -----------------
STORES (7.5%)
Home Depot, Inc.........................   175,300            4,200,188
Kohl's Corp.*...........................    16,600              928,770
Target Corp.............................   108,500            3,255,000
Walgreen Co.............................    49,400            1,441,986
Wal-Mart Stores, Inc....................   171,600            8,667,516
                                                      -----------------
                                                             18,493,460
                                                      -----------------
SUPERMARKETS (0.7%)
Kroger Co. (The)*.......................    44,600              689,070
Safeway, Inc.*..........................    46,100            1,076,896
                                                      -----------------
                                                              1,765,966
                                                      -----------------
TELECOM--WIRELINE (3.1%)
Cisco Systems, Inc.*....................   404,800            5,302,880
Echostar Communications Corp.*..........   107,200            2,386,272
                                                      -----------------
                                                              7,689,152
                                                      -----------------
UTILITIES--ELECTRIC (0.8%)
PPL Corp................................    17,850              619,038
Public Service Enterprise Group, Inc....    20,800              667,680
TXU Corp................................    35,100              655,668
                                                      -----------------
                                                              1,942,386
                                                      -----------------
UTILITIES--TELEPHONE (3.2%)
AT&T Corp...............................    50,060            1,307,067
BellSouth Corp..........................   250,400            6,477,848
                                                      -----------------
                                                              7,784,915
                                                      -----------------
TOTAL COMMON STOCKS (COST $262,658,468)                     240,632,933
                                                      -----------------

                                          SHARE/PRINCIPAL
                                              AMOUNT
                                          ---------------
SHORT-TERM INVESTMENTS (5.3%)
SECURITY LENDING COLLATERAL (5.3%)
Bank of Montreal, Eurodollar Term,
  1.320%, 01/30/03......................    $2,214,155        2,214,155
Comerica Bank, Bank Note, 1.400%,
  11/19/03..............................     1,020,635        1,020,635
Dreyfus, Money Market Fund, 1.358%,
  01/02/03..............................       510,317          510,317
Galaxy Funding, Commercial Paper,
  1.353%, 02/07/03......................       510,317          510,317
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.363%, 01/02/03...........     2,041,269        2,041,269
Liberty Lighthouse Funding, Commercial
  Paper, 1.343%, 01/14/03...............     1,020,635        1,020,635
Merrill Lynch & Co., Triparty Corporate,
  1.353%, 01/02/03......................     1,020,635        1,020,635
Merrimac, Money Market Fund, 1.422%,
  01/02/03..............................     3,266,030        3,266,030

                                        See Notes to Financial Statements.    97

ING MFS RESEARCH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                          SHARE/PRINCIPAL     MARKET
                                              AMOUNT          VALUE
                                          ---------------  ------------
SECURITY LENDING COLLATERAL (CONTINUED)
Parkland LLC, Medium Term Note, 1.410%,
  11/26/03..............................    $  510,317     $    510,317
Prefco, Commercial Paper, 1.313%,
  01/06/03..............................     1,020,634        1,020,634
                                                           ------------
                                                             13,134,944
                                                           ------------
TOTAL SHORT-TERM INVESTMENTS (COST $13,134,944)              13,134,944
                                                           ------------

TOTAL INVESTMENTS AT MARKET VALUE
(103.4%)
  (COST $275,793,412)                     $ 253,767,877
OTHER LIABILITIES IN EXCESS OF ASSETS
(-3.4%)                                      (8,440,100)
                                          -------------
NET ASSETS (100.0%)                       $ 245,327,777
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $281,583,304. Unrealized gains and losses, based on identified tax cost at December 31, 2002, are as follows:


Unrealized gains..................................  $ 1,015,951
Unrealized losses.................................  (28,831,378)
                                                    -----------
  Net unrealized (loss)...........................  $(27,815,427)
                                                    ===========

   *  Non-income producing security.

 Category percentages are based on net assets.

98     See Notes to Financial Statements.

ING OPCAP BALANCED VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          NUMBER OF        MARKET
                                            SHARES          VALUE
                                          ----------  -----------------
COMMON STOCKS (68.2%)
BANKING (7.1%)
Bank of New York Co., Inc...............    33,500    $         802,659
Citigroup, Inc..........................   102,000            3,589,380
FleetBoston Financial Corp..............    79,600            1,934,280
J.P. Morgan Chase & Co..................    46,000            1,104,000
                                                      -----------------
                                                              7,430,319
                                                      -----------------
COMPUTER SOFTWARE & PROCESSING (3.4%)
Electronic Data Systems Corp............   136,100            2,508,323
IMS Health, Inc.........................    68,000            1,088,000
                                                      -----------------
                                                              3,596,323
                                                      -----------------
COMPUTERS & INFORMATION (2.0%)
Cisco Systems, Inc.*....................   158,600            2,077,660
                                                      -----------------
CONGLOMERATES (1.9%)
Tyco International Ltd..................   113,300            1,935,164
                                                      -----------------
ELECTRIC UTILITIES (3.6%)
Exelon Corp.............................    45,250            2,387,843
NiSource, Inc...........................    53,100            1,062,000
TXU Corp................................    17,300              323,164
                                                      -----------------
                                                              3,773,007
                                                      -----------------
ELECTRONICS (14.3%)
Applied Materials, Inc.*................   181,300            2,362,339
EMC Corp.*..............................   771,750            4,738,545
Flextronics International Ltd.*.........   294,700            2,413,593
General Electric Co.....................    22,900              557,615
General Motors Corp., Class H*..........   430,500            4,606,350
JDS Uniphase Corp.*.....................   110,500              272,935
                                                      -----------------
                                                             14,951,377
                                                      -----------------
ENTERTAINMENT & LEISURE (0.7%)
Carnival Corp., Class A.................    30,000              748,500
                                                      -----------------
FINANCIAL SERVICES (16.3%)
CIT Group, Inc..........................    90,600            1,775,760
Countrywide Financial Corp..............    22,700            1,172,455
Fannie Mae..............................    10,200              656,166
Freddie Mac.............................    90,600            5,349,930
Household International, Inc............   163,100            4,535,811
John Hancock Financial Services, Inc....    79,300            2,212,470
Merrill Lynch & Co......................    34,000            1,290,300
                                                      -----------------
                                                             16,992,892
                                                      -----------------
INSURANCE (0.5%)
UNUMProvident Corp......................    27,000              473,580
                                                      -----------------
MEDIA--BROADCASTING & PUBLISHING (1.6%)
Clear Channel Communications, Inc.*.....    45,200            1,685,508
                                                      -----------------
MEDICAL AND HEALTH PRODUCTS (1.8%)
Tenet Healthcare Corp.*.................   113,300            1,858,120
                                                      -----------------
                                          NUMBER OF        MARKET
                                            SHARES          VALUE
                                          ----------  -----------------
METALS AND MINING (3.8%)
Alcan, Inc. (Canada)....................   136,100    $       4,017,672
                                                      -----------------
OIL & GAS (4.4%)
Anadarko Petroleum Corp.................    45,200            2,165,080
ConocoPhillips..........................    22,700            1,098,453
Transocean, Inc.........................    56,700            1,315,440
                                                      -----------------
                                                              4,578,973
                                                      -----------------
PHARMACEUTICALS (3.5%)
Bristol-Myers Squibb Co.................   100,700            2,331,205
Pfizer, Inc.............................    42,900            1,311,453
                                                      -----------------
                                                              3,642,658
                                                      -----------------
RETAILERS (1.9%)
Dollar General Corp.....................   169,900            2,030,305
                                                      -----------------
TELECOMMUNICATIONS (1.4%)
Echostar Communications Corp.*..........    68,000            1,513,680
                                                      -----------------
TOTAL COMMON STOCKS (COST $76,797,875)                       71,305,738
                                                      -----------------

                                          PRINCIPAL
                                            AMOUNT
                                          ----------
CORPORATE DEBT (18.1%)
AUTOMOTIVE (3.1%)
Ford Motor Co., 7.450%, 07/16/31........  $1,375,000     1,199,287
General Motors Acceptance Corp., 6.750%,
  01/15/06..............................  1,950,000      2,020,834
                                                      ------------
                                                         3,220,121
                                                      ------------
ELECTRONICS (1.0%)
General Electric Capital Corp., 6.000%,
  06/15/12..............................   925,000       1,000,513
                                                      ------------
FINANCIAL INSTITUTIONS (2.0%)
Sprint Capital Corp., 8.375%,
  03/15/12..............................   820,000         817,452
Sprint Capital Corp., 8.750%,
  03/15/32..............................  1,370,000      1,305,464
                                                      ------------
                                                         2,122,916
                                                      ------------
FINANCIAL SERVICES (1.0%)
Goldman Sachs Group, Inc., 5.700%,
  09/01/12..............................   500,000         520,988
Household Finance Corp., 7.000%,
  05/15/12..............................   500,000         548,596
                                                      ------------
                                                         1,069,584
                                                      ------------
FOREST PRODUCTS & PAPER (0.5%)
Weyerhaeuser Co., 7.375%, 03/15/32......   500,000         543,967
                                                      ------------
INSURANCE (0.1%)
Conseco Finance Trust II, 8.700%,
  11/15/26+.............................  2,345,000         23,450
Conseco Finance Trust III, 8.796%,
  04/01/27+.............................  2,350,000         23,500
Conseco, Inc. (144A), 6.800%,
  06/15/07{::}..........................   305,000          77,775
                                                      ------------
                                                           124,725
                                                      ------------

                                        See Notes to Financial Statements.    99

ING OPCAP BALANCED VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                          SHARE/PRINCIPAL     MARKET
                                              AMOUNT          VALUE
                                          ---------------  ------------
MEDIA--INTERNET (4.1%)
AOL Time Warner, Inc., 7.625%,
  04/15/31..............................    $1,550,000     $  1,598,690
AOL Time Warner, Inc., 7.700%,
  05/01/32..............................     2,525,000        2,637,239
                                                           ------------
                                                              4,235,929
                                                           ------------
MEDICAL SUPPLIES (0.9%)
Tenet Healthcare Corp., 5.000%,
  07/01/07..............................       550,000          498,334
Tenet Healthcare Corp., 6.500%,
  06/01/12*.............................       275,000          249,382
Tenet Healthcare Corp., 6.875%,
  11/15/31..............................       225,000          193,030
                                                           ------------
                                                                940,746
                                                           ------------
TELECOMMUNICATIONS (5.4%)
AT&T Wireless Services, Inc., 7.350%,
  03/01/06..............................       500,000          515,432
Qwest Corp. (144A), 8.875%,
  03/15/12{::}..........................     2,285,000        2,227,875
Verizon Global Funding Corp., 7.750%,
  12/01/30..............................     1,505,000        1,759,217
Verizon Global Funding Corp., 7.750%,
  06/15/32..............................       975,000        1,147,247
                                                           ------------
                                                              5,649,771
                                                           ------------
TOTAL CORPORATE DEBT (COST $21,055,228)                      18,908,272
                                                           ------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (12.0%)
U.S. TREASURY BONDS & NOTES (12.0%)
U.S. Treasury Inflation Index Bond,
  3.375%, 01/15/12......................     2,041,960        2,232,757
U.S. Treasury Inflation Index Bond,
  3.375%, 04/15/32......................     3,983,265        4,596,317
U.S. Treasury Inflation Index Bond,
  3.875%, 04/15/29......................     4,741,954        5,800,007
                                                           ------------
                                                             12,629,081
                                                           ------------
TOTAL U.S. GOVERNMENT AND AGENCY
 OBLIGATIONS (COST $10,616,524)                              12,629,081
                                                           ------------
SHORT-TERM INVESTMENTS (1.9%)
SECURITY LENDING COLLATERAL (1.9%)
Bank of Montreal, Eurodollar Term,
  1.320%, 01/30/03......................       331,071          331,071
Comerica Bank, Bank Note, 1.400%,
  11/19/03..............................       152,611          152,611
Dreyfus, Money Market Fund, 1.358%,
  01/02/03..............................        76,305           76,305
Galaxy Funding, Commercial Paper,
  1.353%, 02/07/03......................        76,305           76,305
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.363%, 01/02/03...........       305,220          305,220
Liberty Lighthouse Funding, Commercial
  Paper, 1.343%, 01/14/03...............       152,610          152,610
Merrill Lynch & Co., Triparty Corporate,
  1.353%, 01/02/03......................       152,610          152,610
Merrimac, Money Market Fund, 1.422%,
  01/02/03..............................       488,353          488,353
                                          SHARE/PRINCIPAL     MARKET
                                              AMOUNT          VALUE
                                          ---------------  ------------
SECURITY LENDING COLLATERAL (CONTINUED)
Parkland LLC, Medium Term Note, 1.410%,
  11/26/03..............................    $   76,305     $     76,305
Prefco, Commercial Paper, 1.313%,
  01/06/03..............................       152,610          152,610
                                                           ------------
                                                              1,964,000
                                                           ------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,964,000)                1,964,000
                                                           ------------

TOTAL INVESTMENTS AT MARKET VALUE
(100.2%)
  (COST $110,433,627)                     $ 104,807,091
OTHER LIABILITIES IN EXCESS OF ASSETS
(-0.2%)                                        (235,537)
                                          -------------
NET ASSETS (100.0%)                       $ 104,571,554
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $113,632,289. Unrealized gains and losses, based on identified tax cost at December 31, 2002, are as follows:


Unrealized gains..................................  $ 3,685,488
Unrealized losses.................................  (12,510,686)
                                                    -----------
  Net unrealized (loss)...........................  $(8,825,198)
                                                    ===========

   *  Non-income producing security.

   +  Security is in default.

 {::} Security exempt from registration under Rule 144A of the Security Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002 the market value of these securities amounted to $2,305,650 or 2.20% of net assets.

 Category percentages are based on net assets.

100     See Notes to Financial Statements.

ING PIMCO TOTAL RETURN PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          PRINCIPAL        MARKET
                                            AMOUNT          VALUE
                                          ----------  -----------------
CORPORATE DEBT (6.8%)
AUTOMOTIVE (1.2%)
Daimler Chrysler NA Holdings, 7.750%,
  01/18/11..............................  $ 50,000    $          57,207
Ford Motor Co., 6.625%, 10/01/28........   100,000               79,949
Ford Motor Co., 7.450%, 07/16/31........   350,000              305,273
                                                      -----------------
                                                                442,429
                                                      -----------------
ELECTRIC UTILITIES (0.6%)
Northern States Power - Minnesota
  (144A), 8.000%, 08/28/12{::}..........   100,000              113,557
Oncor Electric Delivery Co. (144A),
  6.375%, 01/15/15{::}..................   100,000              102,265
                                                      -----------------
                                                                215,822
                                                      -----------------
ELECTRONICS (0.4%)
General Electric Capital Corp., 5.450%,
  01/15/13..............................   150,000              156,111
                                                      -----------------
FINANCIAL INSTITUTIONS (1.6%)
Chase Mortgage Finance Corp., Series
  2002-A1, Class 1A2, 6.000%,
  12/25/29..............................   416,363              430,182
Sprint Capital Corp., 5.700%,
  11/15/03..............................   100,000               99,526
Sprint Capital Corp., 5.875%,
  05/01/04..............................   100,000               99,038
                                                      -----------------
                                                                628,746
                                                      -----------------
FINANCIAL SERVICES (1.1%)
General Motors Acceptance Corp., 8.000%,
  11/01/31..............................   400,000              403,311
                                                      -----------------
MEDIA--BROADCASTING & PUBLISHING (0.1%)
AOL Time Warner, Inc., 6.875%,
  05/01/12..............................    50,000               52,915
                                                      -----------------
OIL & GAS (0.7%)
El Paso Corp., 7.750%, 01/15/32.........   200,000              124,298
Pemex Project Funding Master Trust
  (144A), 7.375%, 12/15/14{::}..........   100,000              102,750
Williams Companies, Inc. (The), 6.250%,
  02/01/06..............................    70,000               49,000
Williams Companies, Inc. (The), 7.625%,
  07/15/19..............................    10,000                6,350
                                                      -----------------
                                                                282,398
                                                      -----------------
TELECOMMUNICATIONS (1.1%)
AT&T Corp., 7.300%, 11/15/11............    50,000               54,757
AT&T Wireless Services, Inc., 7.875%,
  03/01/11..............................    30,000               30,204
Deutsche Telekom International Finance,
  8.250%, 06/15/30......................   100,000              115,909
France Telecom , 8.250%, 03/01/11.......   100,000              115,831
Qwest Corp., 7.200%, 11/01/04...........   100,000               95,500
                                                      -----------------
                                                                412,201
                                                      -----------------
TOTAL CORPORATE DEBT (COST $2,497,504)                        2,593,933
                                                      -----------------
CONVERTIBLE DEBT (0.3%)
TELECOMMUNICATIONS (0.3%)
Bell Atlantic Financial VZ (144A),
  5.750%, 04/01/03{::}..................   100,000              101,350
                                                      -----------------
TOTAL CONVERTIBLE DEBT (COST $100,142)                          101,350
                                                      -----------------
                                          PRINCIPAL        MARKET
                                            AMOUNT          VALUE
                                          ----------  -----------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (83.2%)
AGENCY NOTES (1.8%)
FHLMC, 4.500%, 04/15/05.................  $200,000    $         201,614
FNMA, 6.100%, 01/24/12..................   500,000              501,254
                                                      -----------------
                                                                702,868
                                                      -----------------
MORTGAGE BACKED (67.6%)
FHLMC, Pool C72255, 6.500%, 07/01/32....  3,188,014           3,324,288
FHLMC, Pool M90747, 5.500%, 08/01/07....   437,050              455,135
FHLMC, Series 1614, Class O, 6.500%,
  07/15/22..............................  1,485,012           1,511,252
FHLMC, Series 1811, Class E, 6.500%,
  02/15/25..............................   175,178              178,898
FHLMC, Series 2056, Class A, 6.000%,
  02/15/24..............................   326,781              332,886
FHLMC, Series 2131, Class BK, 6.000%,
  11/15/17..............................   600,579              611,425
FHLMC, Series 2132, Class JA, 6.250%,
  02/15/27..............................   155,284              158,309
FHLMC, Series 2424, Class TA, 5.000%,
  02/15/29..............................   894,315              910,193
FHLMC, Series 2436, Class MA, 5.750%,
  06/15/29..............................   517,825              526,807
FHLMC, Series 2438, Class MH, 5.500%,
  03/15/18..............................  3,000,000           3,038,211
FHLMC, Series MTN, 3.240%, 03/12/04.....  1,000,000           1,003,542
FHLMC, TBA, 6.500%, 01/01/33#...........  7,000,000           7,290,934
FNMA, Pool 254236, 6.500%, 03/01/17.....   884,605              934,049
FNMA, Pool 457196, 6.500%, 09/01/04.....   112,083              113,309
FNMA, Pool 70597, 3.708%, 02/01/20......   105,921              108,113
FNMA, Series 1993-191, Class B, 6.000%,
  08/25/08..............................   533,087              534,280
FNMA, Series 1993-210, Class PH, 6.250%,
  10/25/22..............................   474,180              496,023
FNMA, Series 1993-55, Class J, 6.500%,
  11/25/07..............................  1,341,439           1,395,141
FNMA, Series 2001-38, Class AC, 6.250%,
  08/25/28..............................   218,802              222,856
FNMA, Series 2002-59, Class KU, 5.500%,
  03/25/09..............................  1,000,000           1,039,547
FNMA, Series 2003-W1, Class 1A1, 6.500%,
  01/30/43+#............................   200,000              211,312
FNMA, Series 2459, Class DA, 5.500%,
  06/15/12..............................   355,281              360,016
GNMA, Pool 570505, 6.500%, 12/15/31.....    23,303               24,490
GNMA, Pool 581083, 6.500%, 02/15/32.....    86,077               90,460
GNMA, Pool 781305, 6.500%, 06/15/31.....   841,582              884,421
                                                      -----------------
                                                             25,755,897
                                                      -----------------
U.S. TREASURY BONDS & NOTES (13.8%)
U.S. Treasury Bond, 5.500%, 08/15/28....   250,000              270,196
U.S. Treasury Bond, 6.250%, 08/15/23....   900,000            1,057,641
U.S. Treasury Bond, 7.875%, 02/15/21....  1,300,000           1,784,098
U.S. Treasury Bond, 8.750%, 05/15/17....   750,000            1,084,571
U.S. Treasury Bond, 8.875%, 08/15/17....   250,000              365,459
U.S. Treasury Inflation Index Bond,
  3.625%, 01/15/08......................   280,540              307,893
U.S. Treasury Inflation Index Bond,
  3.875%, 01/15/09......................   221,086              246,476
U.S. Treasury Inflation Index Bond,
  4.250%, 01/15/10......................   107,759              122,930
                                                      -----------------
                                                              5,239,264
                                                      -----------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $31,496,625)                                        31,698,029
                                                      -----------------

                                       See Notes to Financial Statements.    101

ING PIMCO TOTAL RETURN PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                          SHARE/PRINCIPAL       MARKET
                                              AMOUNT             VALUE
                                          ---------------  -----------------
SOVEREIGN DEBT OBLIGATIONS (21.5%)
BRAZIL (1.1%)
Brazil, C Bond, 8.000%, 04/15/14........    $  615,705     $         405,876
                                                           -----------------
GERMANY (18.7%)
Bundesobligation, Series 137, 5.000%,
  02/17/06..............................       200,000               221,712
Bundesschatzanweisungen, Series 01,
  4.250%, 03/14/03......................     1,400,000             1,473,884
Deutschland Republic, Series 00, 5.250%,
  07/04/10..............................       800,000               907,450
Deutschland Republic, Series 00, 5.250%,
  01/04/11..............................     3,600,000             4,080,877
Deutschland Republic, Series 96, 6.000%,
  01/05/06..............................       400,000               454,732
                                                           -----------------
                                                                   7,138,655
                                                           -----------------
MEXICO (1.5%)
Mexico, Series B, 6.250%, 12/31/19......       250,000               245,640
United Mexican States, 8.300%,
  08/15/31..............................       300,000               317,250
                                                           -----------------
                                                                     562,890
                                                           -----------------
PERU (0.2%)
Republic of Peru, 9.125%, 02/21/12......       100,000                98,250
                                                           -----------------
TOTAL SOVEREIGN DEBT OBLIGATIONS (COST $7,801,863)                 8,205,671
                                                           -----------------
MUNICIPAL DEBT OBLIGATIONS (0.8%)
NEVADA (0.5%)
Las Vegas Valley, Nevada Water District,
  Series A, 5.000%, 06/01/32............       100,000               101,242
Las Vegas Valley, Nevada Water District,
  Series B, 5.000%, 06/01/27............       100,000               101,557
                                                           -----------------
                                                                     202,799
                                                           -----------------
NEW YORK (0.3%)
New York, State Dormitory Authority
  Revenue, Series A, 5.000%, 03/15/27...       100,000               100,708
                                                           -----------------
TOTAL MUNICIPAL DEBT OBLIGATIONS (COST $299,220)                     303,507
                                                           -----------------
SHORT-TERM INVESTMENTS (18.7%)
COMMERCIAL PAPER (15.0%)
CDC Commercial Paper Corp., 1.310%,
  02/04/03..............................       600,000               599,258
Danske Corp., 1.310%, 03/18/03..........       500,000               498,617
Danske Corp., 1.325%, 03/05/03..........       600,000               598,609
GlaxoSmithKline Finance PLC, 1.320%,
  02/24/03..............................     1,500,000             1,497,030
HBOS Treasury Services, 1.345%,
  03/06/03..............................       300,000               299,283
HBOS Treasury Services, 1.790%,
  01/22/03..............................       500,000               499,478
National Australia Funding, Inc.,
  1.410%, 01/02/03......................       600,000               599,976
Pfizer, Inc., 1.310%, 02/12/03..........       800,000               798,777
UBS Finance (Delaware) LLC, 1.350%,
  03/19/03..............................       300,000               300,165
                                                           -----------------
                                                                   5,691,193
                                                           -----------------
                                          SHARE/PRINCIPAL       MARKET
                                              AMOUNT             VALUE
                                          ---------------  -----------------

SECURITY LENDING COLLATERAL (0.3%)
Bank of Montreal, Eurodollar Term,
  1.320%, 01/30/03......................    $   20,397     $          20,397
Comerica Bank, Bank Note, 1.400%,
  11/19/03..............................         9,402                 9,402
Dreyfus, Money Market Fund, 1.358%,
  01/02/03..............................         4,701                 4,701
Galaxy Funding, Commercial Paper,
  1.353%, 02/07/03......................         4,701                 4,701
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.363%, 01/02/03...........        18,805                18,805
Liberty Lighthouse Funding, Commercial
  Paper, 1.343%, 01/14/03...............         9,402                 9,402
Merrill Lynch & Co., Triparty Corporate,
  1.353%, 01/02/03......................         9,402                 9,402
Merrimac, Money Market Fund, 1.422%,
  01/02/03..............................        30,087                30,087
Parkland LLC, Medium Term Note, 1.410%,
  11/26/03..............................         4,701                 4,701
Prefco, Commercial Paper, 1.313%,
  01/06/03..............................         9,402                 9,402
                                                           -----------------
                                                                     121,000
                                                           -----------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES (3.4%)
FHLB, 1.280%, 03/19/03..................       300,000               299,179
FHLMC, 1.250%, 05/30/03.................     1,000,000               994,826
                                                           -----------------
                                                                   1,294,005
                                                           -----------------
TOTAL SHORT-TERM INVESTMENTS (COST $7,106,198)                     7,106,198
                                                           -----------------

TOTAL INVESTMENTS AT MARKET VALUE
(131.3%)
  (COST $49,301,552)                      $  50,008,688
OTHER LIABILITIES IN EXCESS OF ASSETS
(-31.3%)                                    (11,915,926)
                                          -------------
NET ASSETS (100.0%)                       $  38,092,762
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $49,301,552. Unrealized gains and losses, based on identified tax cost at December 31, 2002, are as follows:


Unrealized gains..................................  $821,635
Unrealized losses.................................  (114,499)
                                                    --------
  Net unrealized gain.............................  $707,136
                                                    ========

   #  When issued/delayed delivery contract.

   +  Fair valued by the Board of Directors

 {::} Security exempt from registration under Rule 144A of the Security Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002 the market value of these securities amounted to $419,922 or 1.10% of net assets.

 FHLB Federal Home Loan Bank

 FHLMC Federal Home Loan Mortgage Corporation

 FNMA Federal National Mortgage Corporation

 FHA Federal Housing Administration

 GNMA Government National Mortgage Association

 Category percentages are based on net assets.

102     See Notes to Financial Statements.

ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          NUMBER OF        MARKET
                                            SHARES          VALUE
                                          ----------  -----------------
COMMON STOCKS (86.2%)
AEROSPACE & DEFENSE (2.0%)
L-3 Communications Holdings, Inc.*......   197,700    $       8,878,707
                                                      -----------------
BIOTECHNOLOGY (5.6%)
Chiron Corp.*...........................   580,000           21,808,000
Genentech, Inc.*........................    23,900              792,524
ImClone Systems, Inc.*..................   285,300            3,030,171
                                                      -----------------
                                                             25,630,695
                                                      -----------------
BUSINESS MACHINES (1.2%)
Maxtor Corp.*...........................   772,300            3,907,838
Quantum Corp.*..........................   552,600            1,475,442
                                                      -----------------
                                                              5,383,280
                                                      -----------------
COMPUTER SOFTWARE & PROCESSING (1.2%)
Microsoft Corp.*........................    90,600            4,684,020
Verity, Inc.*...........................    58,400              782,034
                                                      -----------------
                                                              5,466,054
                                                      -----------------
CONGLOMERATES (3.0%)
Tyco International Ltd..................   808,700           13,812,596
                                                      -----------------
ELECTRONICS (6.2%)
Cabot Microelectronics Corp.*...........    97,900            4,620,880
Cirrus Logic, Inc.*.....................   334,300              962,784
Cree, Inc.*.............................    44,900              734,115
Drexler Technology Corp.*...............    31,500              396,900
DSP Group, Inc.*........................    85,400            1,351,028
Intel Corp..............................   354,700            5,522,679
Micron Technology, Inc.*................   722,000            7,032,280
RF Micro Devices, Inc.*.................   409,400            3,000,902
SanDisk Corp.*..........................    89,900            1,824,970
Teradyne, Inc.*.........................   189,000            2,458,890
                                                      -----------------
                                                             27,905,428
                                                      -----------------
ENTERTAINMENT & LEISURE (0.2%)
World Wrestling Entertainment, Inc.*....    98,800              795,340
                                                      -----------------
FINANCIAL SERVICES (10.9%)
CIT Group, Inc..........................    80,600            1,579,760
Goldman Sachs Group, Inc. (The).........     2,696              183,598
Lehman Brothers Holdings................   415,000           22,115,350
Merrill Lynch & Co......................   395,360           15,003,912
Neuberger Berman, Inc...................   314,500           10,532,605
                                                      -----------------
                                                             49,415,225
                                                      -----------------
HEALTH CARE PROVIDERS & SERVICES (5.6%)
IMPATH, Inc.*...........................    78,200            1,542,104
UnitedHealth Group, Inc.................   283,500           23,672,250
                                                      -----------------
                                                             25,214,354
                                                      -----------------
MANUFACTURING (1.2%)
Grant Prideco, Inc.*....................   458,300            5,334,612
                                                      -----------------
                                          NUMBER OF        MARKET
                                            SHARES          VALUE
                                          ----------  -----------------
MEDIA--BROADCASTING & PUBLISHING (14.8%)
AOL Time Warner, Inc.*..................   766,930    $      10,046,783
Cablevision Systems Corp., New York
  Group, Class A*.......................   810,400           13,566,096
Comcast Corp., Class A*.................   125,300            2,953,321
Comcast Corp., Special Class A*.........   779,900           17,617,941
Liberty Media Corp., Class A*...........  1,493,000          13,347,420
Viacom, Inc., Class B*..................   235,511            9,599,428
                                                      -----------------
                                                             67,130,989
                                                      -----------------
MEDICAL AND HEALTH PRODUCTS (1.0%)
Biosite, Inc.*..........................    86,700            2,949,534
Cytyc Corp.*............................     7,870               80,274
IGEN International, Inc.*...............    35,900            1,538,315
                                                      -----------------
                                                              4,568,123
                                                      -----------------
OIL & GAS (4.8%)
Weatherford International, Ltd.*........   540,000           21,562,200
                                                      -----------------
PHARMACEUTICALS (24.5%)
Alkermes, Inc.*.........................   139,300              873,411
Amgen, Inc.*............................   463,090           22,385,771
Forest Laboratories, Inc.*..............   243,972           23,962,930
Genzyme Corp.*..........................   542,170           16,031,967
ICN Pharmaceuticals, Inc................   323,500            3,529,385
IDEC Pharmaceuticals Corp.*.............   450,300           14,936,451
Isis Pharmaceuticals, Inc.*.............    94,400              622,096
Johnson & Johnson.......................   193,700           10,403,627
King Pharmaceuticals, Inc.*.............   310,000            5,328,900
Millennium Pharmaceuticals, Inc.*.......   562,700            4,467,838
Nabi Biopharmaceuticals*................    79,100              490,420
Pfizer, Inc.............................    32,610              996,888
Pharmacia Corp..........................    26,100            1,090,980
SICOR, Inc.*............................   188,700            2,990,895
Vertex Pharmaceuticals, Inc.*...........   190,700            3,022,595
                                                      -----------------
                                                            111,134,154
                                                      -----------------
TELECOMMUNICATIONS (4.0%)
AT&T Corp...............................    71,900            1,877,309
AT&T Wireless Services, Inc.*...........   904,200            5,108,730
C-COR.net Corp.*........................   269,600              895,072
Motorola, Inc...........................   674,000            5,830,100
Nokia Oyj ADR (Finland).................   293,800            4,553,900
                                                      -----------------
                                                             18,265,111
                                                      -----------------
TOTAL COMMON STOCKS (COST $409,497,164)                     390,496,868
                                                      -----------------
REGISTERED INVESTMENT
  COMPANIES (2.1%)
EXCHANGE TRADED FUNDS (2.1%)
Nasdaq - 100 Index Tracking Stock*......   386,400            9,416,568
                                                      -----------------
TOTAL REGISTERED INVESTMENT COMPANIES
 (COST $9,907,026)                                            9,416,568
                                                      -----------------

                                       See Notes to Financial Statements.    103

ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                          SHARE/PRINCIPAL       MARKET
                                              AMOUNT             VALUE
                                          ---------------  -----------------
SHORT-TERM INVESTMENTS (7.6%)
SECURITY LENDING COLLATERAL (7.6%)
Bank of Montreal, Eurodollar Term,
  1.320%, 01/30/03......................    $5,796,575     $       5,796,575
Comerica Bank, Bank Note, 1.400%,
  11/19/03..............................     2,671,983             2,671,983
Dreyfus, Money Market Fund, 1.358%,
  01/02/03..............................     1,335,991             1,335,991
Galaxy Funding, Commercial Paper,
  1.353%, 02/07/03......................     1,335,991             1,335,991
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.363%, 01/02/03...........     5,343,967             5,343,967
Liberty Lighthouse Funding, Commercial
  Paper, 1.343%, 01/14/03...............     2,671,983             2,671,983
Merrill Lynch & Co., Triparty Corporate,
  1.353%, 01/02/03......................     2,671,983             2,671,983
Merrimac, Money Market Fund, 1.422%,
  01/02/03..............................     8,550,346             8,550,346
Parkland LLC, Medium Term Note, 1.410%,
  11/26/03..............................     1,335,991             1,335,991
Prefco, Commercial Paper, 1.313%,
  01/06/03..............................     2,671,983             2,671,983
                                                           -----------------
                                                                  34,386,793
                                                           -----------------
TOTAL SHORT-TERM INVESTMENTS (COST $34,386,793)                   34,386,793
                                                           -----------------

TOTAL INVESTMENTS AT MARKET VALUE
(95.9%)
  (COST $453,790,983)                     $ 434,300,229
OTHER ASSETS IN EXCESS OF LIABILITIES
(4.1%)                                       18,660,428
                                          -------------
NET ASSETS (100.0%)                       $ 452,960,657
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $456,261,812. Unrealized gains and losses, based on identified tax cost at December 31, 2002, are as follows:


Unrealized gains..................................  $   439,975
Unrealized losses.................................  (22,401,558)
                                                    -----------
  Net unrealized (loss)...........................  $(21,961,583)
                                                    ===========

   *  Non-income producing security.

 ADR American Depository Receipt

 Category percentages are based on net assets.

104     See Notes to Financial Statements.

ING SALOMON BROTHERS CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          NUMBER OF        MARKET
                                            SHARES         VALUE
                                          ----------  ----------------
COMMON STOCKS (72.2%)
CHEMICALS (0.5%)
PolyOne Corp............................    42,200    $        165,424
                                                      ----------------
COMPUTER SOFTWARE & PROCESSING (0.6%)
i2 Technologies, Inc.*..................   195,400             224,710
                                                      ----------------
COMPUTERS & INFORMATION (3.2%)
3Com Corp.*.............................   227,500           1,053,325
Latitude Communications, Inc.*..........    54,700              83,691
                                                      ----------------
                                                             1,137,016
                                                      ----------------
DIVERSIFIED COMPUTER PRODUCTS (2.4%)
Sun Microsystems, Inc.*.................   276,700             860,537
                                                      ----------------
ELECTRONICS (0.7%)
Agere Systems, Inc., Class B*...........    55,652              77,913
Micron Technology, Inc.*................    19,100             186,034
                                                      ----------------
                                                               263,947
                                                      ----------------
FINANCIAL SERVICES (5.1%)
Berkshire Hathaway, Inc., Class A*......        11             800,250
Merrill Lynch & Co......................    26,400           1,001,880
                                                      ----------------
                                                             1,802,130
                                                      ----------------
FOOD RETAILERS (5.3%)
Fine Host Corp.+*.......................     5,486              46,631
Pathmark Stores, Inc.*..................    57,700             292,539
Safeway, Inc.*..........................    65,900           1,539,424
                                                      ----------------
                                                             1,878,594
                                                      ----------------
HEALTH CARE PROVIDERS & SERVICES (3.6%)
HCA, Inc................................    10,700             444,050
WellPoint Health Networks, Inc.*........    11,500             818,340
                                                      ----------------
                                                             1,262,390
                                                      ----------------
HEAVY MACHINERY (1.5%)
Deere & Co..............................    11,500             527,275
                                                      ----------------
INSURANCE (10.1%)
American International Group, Inc.......    26,500           1,533,025
Anthem, Inc.*...........................     3,300             207,570
Partner Re Ltd. (Bermuda)...............    16,000             829,120
Prudential Financial, Inc...............     3,300             104,742
XL Capital Ltd. (Bermuda)...............    11,500             888,375
                                                      ----------------
                                                             3,562,832
                                                      ----------------
MEDIA--BROADCASTING & PUBLISHING (7.5%)
Cablevision Systems Corp., New York
  Group, Class A*.......................    36,100             604,314
Comcast Corp., Class A*.................     5,378             126,759
Comcast Corp., Special Class A*.........    16,500             372,735
Liberty Media Corp., Class A*...........    48,500             433,590
News Corp. Ltd. ADR (Australia).........    49,400           1,118,910
                                                      ----------------
                                                             2,656,308
                                                      ----------------
                                          NUMBER OF        MARKET
                                            SHARES         VALUE
                                          ----------  ----------------
MEDICAL AND HEALTH PRODUCTS (2.7%)
Amersham PLC (United Kingdom)...........     3,300    $         29,566
Amersham PLC ADR (United Kingdom).......     3,200             142,080
Tenet Healthcare Corp.*.................    48,100             788,840
                                                      ----------------
                                                               960,486
                                                      ----------------
METALS AND MINING (2.8%)
AK Steel Holding Corp.*.................    70,400             563,200
Alcoa, Inc..............................    18,900             430,542
                                                      ----------------
                                                               993,742
                                                      ----------------
OIL & GAS (6.1%)
Apache Corp.............................    12,900             735,171
Newfield Exploration Co.*...............     8,300             299,215
Ocean Energy, Inc.......................     3,907               3,994
SEACOR SMIT, Inc.*......................    11,300             502,850
Suncor Energy, Inc. (Canada)............    33,000             517,110
Transocean, Inc.........................     4,700             109,040
                                                      ----------------
                                                             2,167,380
                                                      ----------------
PHARMACEUTICALS (1.8%)
Ligand Pharmaceuticals, Inc., Class
  B*....................................    47,300             254,001
Medarex, Inc.*..........................    93,600             369,720
                                                      ----------------
                                                               623,721
                                                      ----------------
RETAILERS (6.0%)
Costco Wholesale Corp.*.................    44,300           1,243,058
Federated Department Stores, Inc.*......    31,300             900,188
                                                      ----------------
                                                             2,143,246
                                                      ----------------
TELECOMMUNICATIONS (12.3%)
AT&T Wireless Services, Inc.*...........    63,187             357,006
CIENA Corp.*............................   211,700           1,088,138
Comverse Technology, Inc.*..............   102,800           1,030,056
Dobson Communications Corp., Class A*...   113,500             250,835
Lucent Technologies, Inc.*..............   571,500             720,090
Tellabs, Inc.*..........................     9,800              71,246
UnitedGlobalCom, Inc., Class A*.........    93,319             223,966
Verizon Communications, Inc.............    16,100             623,875
                                                      ----------------
                                                             4,365,212
                                                      ----------------
TOTAL COMMON STOCKS (COST $32,229,894)                      25,594,950
                                                      ----------------
CONVERTIBLE PREFERRED
  STOCKS (1.8%)
RETAILERS (0.1%)
KMart Financing++.......................    59,900              53,012
                                                      ----------------
TELECOMMUNICATIONS (1.7%)
Lucent Technologies Capital Trust I.....     1,470             596,644
                                                      ----------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $1,018,848)           649,656
                                                      ----------------

                                       See Notes to Financial Statements.    105

ING SALOMON BROTHERS CAPITAL PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                          PRINCIPAL        MARKET
                                            AMOUNT         VALUE
                                          ----------  ----------------
CORPORATE DEBT (4.8%)
FINANCIAL SERVICES (0.5%)
Athena Neurosciences Finance LLC,
  7.250%, 02/21/08......................  $335,000    $        182,575
                                                      ----------------
MEDIA--BROADCASTING & PUBLISHING (1.3%)
Charter Communications Holdings Capital
  Corp., 10.750%, 10/01/09..............   570,000             257,925
Charter Communications Holdings LLC,
  8.250%, 04/01/07......................   390,000             173,550
                                                      ----------------
                                                               431,475
                                                      ----------------
RETAILERS (0.7%)
KMart Corp., 8.375%, 12/01/04++.........  1,086,000            157,470
KMart Corp. (144A), 9.875%,
  06/15/08{::}++........................   625,000              93,750
                                                      ----------------
                                                               251,220
                                                      ----------------
TELECOMMUNICATIONS (2.3%)
Lucent Technologies, Inc., 5.500%,
  11/15/08..............................   550,000             277,750
Lucent Technologies, Inc., 6.450%,
  03/15/29..............................   150,000              62,625
Lucent Technologies, Inc., 7.250%,
  07/15/06..............................    70,000              39,725
NTL Communications Corp. - Series B,
  12.375%, 10/01/08++...................   190,000              15,200
NTL, Inc. - Series B, 9.375%,
  04/01/08++............................   615,000              52,275
NTL, Inc. - Series B, 10.000%,
  02/15/07++............................   150,000              15,000
United Pan-Europe Communications N.V. -
  Series B, 10.875%, 08/01/09
  (Yankee)++............................   500,000              40,000
United Pan-Europe Communications N.V. -
  Series B, 10.875%, 11/01/09
  (Yankee)++............................   490,000              39,200
United Pan-Europe Communications N.V. -
  Series B, 11.250%, 02/01/10
  (Yankee)++............................  1,515,000            121,200
United Pan-Europe Communications N.V. -
  Series B, 0.000%, 12.500%, 08/01/09
  (Yankee){/\}++........................  1,362,000             88,530
United Pan-Europe Communications N.V. -
  Series B, 0.000%, 13.375%,
  11/01/09{/\}++........................   825,000              53,625
United Pan-Europe Communications N.V. -
  Series B, 0.000%, 13.750%,
  02/01/10{/\}++........................   200,000              13,000
                                                      ----------------
                                                               818,130
                                                      ----------------
TOTAL CORPORATE DEBT (COST $3,032,751)                       1,683,400
                                                      ----------------
CONVERTIBLE DEBT (5.0%)
OIL SERVICES (0.2%)
Friede Goldman Halter, Inc., 4.500%,
  09/15/04++............................   555,000              66,600
                                                      ----------------
TELECOMMUNICATIONS (4.8%)
CIENA Corp., 3.750%, 02/01/08...........  2,190,000          1,533,000
NTL (Delaware), Inc., 5.750%,
  12/15/09++............................   660,000             100,650
NTL Communications Corp., 6.750%,
  05/15/08++............................   170,000              20,400
NTL Communications Corp. (144A), 6.750%,
  05/15/08{::}++........................   445,000              53,400
                                                      ----------------
                                                             1,707,450
                                                      ----------------
TOTAL CONVERTIBLE DEBT (COST $2,340,856)                     1,774,050
                                                      ----------------

                                          SHARE/PRINCIPAL       MARKET
                                              AMOUNT            VALUE
                                          ---------------  ----------------
SHORT-TERM INVESTMENTS (4.8%)
SECURITY LENDING COLLATERAL (4.8%)
Bank of Montreal, Eurodollar Term,
  1.320%, 01/30/03......................    $  283,185     $        283,185
Comerica Bank, Bank Note, 1.400%,
  11/19/03..............................       130,537              130,537
Dreyfus, Money Market Fund, 1.358%,
  01/02/03..............................        65,268               65,268
Galaxy Funding, Commercial Paper,
  1.353%, 02/07/03......................        65,269               65,269
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.363%, 01/02/03...........       261,074              261,074
Liberty Lighthouse Funding, Commercial
  Paper, 1.343%, 01/14/03...............       130,537              130,537
Merrill Lynch & Co., Triparty Corporate,
  1.353%, 01/02/03......................       130,537              130,537
Merrimac, Money Market Fund, 1.422%,
  01/02/03..............................       417,718              417,718
Parkland LLC, Medium Term Note, 1.410%,
  11/26/03..............................        65,268               65,268
Prefco, Commercial Paper, 1.313%,
  01/06/03..............................       130,537              130,537
                                                           ----------------
                                                                  1,679,930
                                                           ----------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,679,930)                    1,679,930
                                                           ----------------
                                             NUMBER OF
                                              SHARES
                                          ---------------
PURCHASED OPTIONS (0.0%)
S&P 500 Index Put, Strike @ 875, Expires
  1/18/03...............................           800               13,600
                                                           ----------------
TOTAL PURCHASED OPTIONS (COST $11,184)                               13,600
                                                           ----------------

TOTAL INVESTMENTS AT MARKET VALUE
(88.6%)
  (COST $40,313,463)                      $  31,395,586
OTHER ASSETS IN EXCESS OF LIABILITIES
(11.4%)                                       4,034,770
                                          -------------
NET ASSETS (100.0%)                       $  35,430,356
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $40,963,534. Unrealized gains and losses, based on identified tax cost at December 31, 2002, are as follows:


Unrealized gains..................................  $   792,819
Unrealized losses.................................  (10,360,767)
                                                    -----------
  Net unrealized (loss)...........................  $(9,567,948)
                                                    ===========

   *  Non-income producing security.
   +  Fair valued by the Board of Directors
  ++  Security is in default.
 {/\} Security is a "step-up" bond where coupon increases or steps at a predetermined rate. Rates shown are current coupon and next coupon when security 'steps up'.
 {::} Security exempt from registration under Rule 144A of the Security Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2002 the market value of these securities amounted to $147,150 or 0.42% of net assets.
 ADR American Depository Receipt
 YANKEE U.S. Dollar denominated bonds issued by non U.S. Companies in the U.S. Category percentages are based on net assets.

106     See Notes to Financial Statements.

ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
COMMON STOCKS (92.9%)
AEROSPACE & DEFENSE (1.4%)
United Technologies, Inc................    11,700   $        724,698
                                                     ----------------
BANKING (10.6%)
Bank of America Corp....................     8,800            612,216
Bank of New York Co., Inc...............    31,700            759,532
Comerica, Inc...........................     2,500            108,100
FleetBoston Financial Corp..............    24,500            595,350
J.P. Morgan Chase & Co..................    25,400            609,600
U.S. Bancorp............................    36,500            774,530
Wachovia Corp...........................    19,100            696,004
Washington Mutual, Inc..................    19,400            669,882
Wells Fargo & Co........................    14,200            665,554
                                                     ----------------
                                                            5,490,768
                                                     ----------------
BEVERAGES, FOOD & TOBACCO (4.2%)
General Mills, Inc......................    11,600            544,620
Philip Morris Co., Inc..................    23,600            956,508
R.J. Reynolds Tobacco Holdings, Inc.....    15,700            661,127
                                                     ----------------
                                                            2,162,255
                                                     ----------------
BUSINESS MACHINES (2.9%)
Hewlett-Packard Co......................    60,200          1,045,072
International Business Machines Corp....     5,800            449,500
                                                     ----------------
                                                            1,494,572
                                                     ----------------
CAPITAL EQUIPMENT (1.3%)
Honeywell International, Inc............    28,700            688,800
                                                     ----------------
CHEMICALS (0.9%)
Dow Chemical Co.........................    16,500            490,050
                                                     ----------------
COMPUTERS & INFORMATION (0.5%)
3Com Corp.*.............................    54,400            251,872
                                                     ----------------
CONSUMER GOODS AND SERVICES (1.0%)
Fortune Brands, Inc.....................    10,600            493,006
                                                     ----------------
DIVERSIFIED COMPUTER PRODUCTS (1.3%)
Sun Microsystems, Inc.*.................   214,400            666,784
                                                     ----------------
ELECTRIC UTILITIES (1.2%)
Progress Energy, Inc....................    12,600            546,210
Xcel Energy, Inc........................     4,900             53,900
                                                     ----------------
                                                              600,110
                                                     ----------------
ELECTRONICS (2.8%)
Agere Systems, Inc., Class B*...........    48,626             68,076
Intel Corp..............................     5,200             80,964
Micron Technology, Inc.*................    20,500            199,670
National Semiconductor Corp.*...........    34,400            516,344
Solectron Corp.*........................   166,000            589,300
                                                     ----------------
                                                            1,454,354
                                                     ----------------
                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
ENTERTAINMENT & LEISURE (1.1%)
MGM Mirage, Inc.*.......................    17,549   $        578,591
                                                     ----------------
FINANCIAL SERVICES (9.8%)
American Express Corp...................    22,300            788,305
Freddie Mac.............................     9,400            555,070
Goldman Sachs Group, Inc. (The).........     9,100            619,710
MBNA Corp...............................    34,150            649,533
Merrill Lynch & Co......................    22,400            850,080
Morgan Stanley..........................    20,000            798,400
Waddell & Reed Financial, Inc., Class
  A.....................................    39,800            782,866
                                                     ----------------
                                                            5,043,964
                                                     ----------------
FOOD RETAILERS (1.7%)
Safeway, Inc.*..........................    37,400            873,664
                                                     ----------------
FOREST PRODUCTS & PAPER (2.9%)
International Paper Co..................    17,800            622,466
Kimberly-Clark Corp.....................    17,900            849,713
                                                     ----------------
                                                            1,472,179
                                                     ----------------
HEALTH CARE PROVIDERS & SERVICES (1.3%)
HCA, Inc................................    16,800            697,200
                                                     ----------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (1.4%)
Home Depot, Inc.........................    29,800            714,008
                                                     ----------------
INSURANCE (4.9%)
American International Group, Inc.......    15,100            873,535
Hartford Financial Services Group, Inc.
  (The).................................     7,500            340,725
St. Paul Companies, Inc. (The)..........    16,500            561,825
XL Capital Ltd. (Bermuda)...............     9,900            764,775
                                                     ----------------
                                                            2,540,860
                                                     ----------------
MEDIA--BROADCASTING & PUBLISHING (5.1%)
Comcast Corp., Class A*.................    20,218            476,538
Comcast Corp., Special Class A*.........    15,600            352,404
Liberty Media Corp., Class A*...........    91,003            813,567
News Corp. Ltd. ADR (Australia).........    42,600            964,890
                                                     ----------------
                                                            2,607,399
                                                     ----------------
MEDICAL AND HEALTH PRODUCTS (0.8%)
Tenet Healthcare Corp.*.................    25,800            423,120
                                                     ----------------
METALS AND MINING (1.6%)
Alcoa, Inc..............................    35,600            810,968
                                                     ----------------
OIL & GAS (9.5%)
BP PLC (United Kingdom).................    13,600            552,840
Burlington Resources, Inc...............    16,900            720,785
ChevronTexaco Corp......................     9,400            624,912
ConocoPhillips..........................    13,389            647,894
Marathon Oil Corp.......................    18,500            393,865
Royal Dutch Petroleum Co. N.V., NY
  Shares (Netherlands)..................    15,700            691,114

                                       See Notes to Financial Statements.    107

ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
OIL & GAS (CONTINUED)
Total Fina SA ADR (France)..............     9,900   $        707,850
Transocean, Inc.........................    25,100            582,320
                                                     ----------------
                                                            4,921,580
                                                     ----------------
PHARMACEUTICALS (5.7%)
Pfizer, Inc.............................    21,000            641,970
Pharmacia Corp..........................    16,700            698,060
Schering-Plough Corp....................    39,800            883,560
Wyeth...................................    19,300            721,820
                                                     ----------------
                                                            2,945,410
                                                     ----------------
REAL ESTATE (1.4%)
Equity Office Properties Trust (REIT)...    28,700            716,926
                                                     ----------------
RESTAURANTS AND LODGING (1.5%)
McDonald's Corp.........................    47,100            757,368
                                                     ----------------
RETAILERS (4.9%)
Costco Wholesale Corp.*.................    17,200            482,632
Federated Department Stores, Inc.*......    19,900            572,324
Target Corp.............................    25,500            765,000
The Gap, Inc............................    46,000            713,920
                                                     ----------------
                                                            2,533,876
                                                     ----------------
TELECOMMUNICATIONS (11.2%)
AT&T Corp...............................    12,500            326,375
AT&T Wireless Services, Inc.*...........   134,000            757,100
Comverse Technology, Inc.*..............    68,400            685,368
Lucent Technologies, Inc.*..............   674,700            850,122
Motorola, Inc...........................    59,400            513,810
Nokia Oyj ADR (Finland).................    56,300            872,650
SBC Communications, Inc.................    21,800            590,998
Verizon Communications, Inc.............    30,000          1,162,500
                                                     ----------------
                                                            5,758,923
                                                     ----------------
TOTAL COMMON STOCKS (COST $55,419,605)                     47,913,305
                                                     ----------------
CONVERTIBLE PREFERRED STOCKS (0.6%)
AUTOMOTIVE (0.6%)
Ford Capital Trust II...................     8,200            334,970
                                                     ----------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $370,681)            334,970
                                                     ----------------

                                          SHARE/PRINCIPAL
                                              AMOUNT
                                          ---------------
CONVERTIBLE DEBT (0.2%)
TELECOMMUNICATIONS (0.2%)
Charter Communications, Inc., 5.750%,
  10/15/05*.............................     $602,000          129,430
                                                           -----------
TOTAL CONVERTIBLE DEBT (COST $326,736)                         129,430
                                                           -----------
                                          SHARE/PRINCIPAL    MARKET
                                              AMOUNT          VALUE
                                          ---------------  -----------

SHORT-TERM INVESTMENTS (3.6%)
SECURITY LENDING COLLATERAL (3.6%)
Bank of Montreal, Eurodollar Term,
  1.320%, 01/30/03......................     $308,956      $   308,956
Comerica Bank, Bank Note, 1.400%,
  11/19/03..............................      142,416          142,416
Dreyfus, Money Market Fund, 1.358%,
  01/02/03..............................       71,208           71,208
Galaxy Funding, Commercial Paper,
  1.353%, 02/07/03......................       71,208           71,208
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.363%, 01/02/03...........      284,832          284,832
Liberty Lighthouse Funding, Commercial
  Paper, 1.343%, 01/14/03...............      142,416          142,416
Merrill Lynch & Co., Triparty Corporate,
  1.353%, 01/02/03......................      142,416          142,416
Merrimac, Money Market Fund, 1.422%,
  01/02/03..............................      455,732          455,732
Parkland LLC, Medium Term Note, 1.410%,
  11/26/03..............................       71,208           71,208
Prefco, Commercial Paper, 1.313%,
  01/06/03..............................      142,416          142,416
                                                           -----------
                                                             1,832,808
                                                           -----------
TOTAL SHORT-TERM INVESTMENTS (COST $1,832,808)               1,832,808
                                                           -----------

TOTAL INVESTMENTS AT MARKET VALUE
(97.3%)
  (COST $57,949,830)                      $  50,210,513
OTHER ASSETS IN EXCESS OF LIABILITIES
(2.7%)                                        1,366,809
                                          -------------
NET ASSETS (100.0%)                       $  51,577,322
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $58,029,469. Unrealized gains and losses, based on identified tax cost at December 31, 2002, are as follows:


Unrealized gains..................................  $2,150,731
Unrealized losses.................................  (9,969,687)
                                                    ----------
  Net unrealized (loss)...........................  $(7,818,956)
                                                    ==========

   *  Non-income producing security.

 ADR American Depository Receipt

 REIT Real Estate Investment Trust

 Category percentages are based on net assets.

108     See Notes to Financial Statements.

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                           NUMBER OF        MARKET
                                            SHARES           VALUE
                                          -----------  -----------------
COMMON STOCKS (97.7%)
AEROSPACE & DEFENSE (0.3%)
Honeywell International, Inc............      51,700   $       1,240,800
                                                       -----------------
AIR & FREIGHT COURIERS (0.4%)
United Parcel Service, Inc., Class B....      25,700           1,621,156
                                                       -----------------
AUTOMOBILES (0.7%)
Harley-Davidson, Inc....................      71,400           3,298,680
                                                       -----------------
BANKS (3.2%)
Fifth Third Bancorp.....................      17,200           1,007,060
Mellon Financial Corp...................     177,200           4,626,692
Northern Trust Corp.....................      54,900           1,924,245
U.S. Bancorp............................     226,800           4,812,696
Wells Fargo & Co........................      43,400           2,034,158
                                                       -----------------
                                                              14,404,851
                                                       -----------------
BEVERAGES (2.2%)
AmBev (Brazil)..........................  10,498,000           1,600,945
Anheuser-Busch Co., Inc.................      70,400           3,407,360
Coca-Cola Co............................      59,600           2,611,672
PepsiCo, Inc............................      51,600           2,178,552
                                                       -----------------
                                                               9,798,529
                                                       -----------------
BIOTECHNOLOGY (1.8%)
Amgen, Inc.*............................      98,200           4,746,988
MedImmune, Inc.*........................     120,000           3,260,400
                                                       -----------------
                                                               8,007,388
                                                       -----------------
COMMERCIAL SERVICES & SUPPLIES (6.8%)
Apollo Group, Inc., Class A*............      97,450           4,287,800
Automatic Data Processing, Inc..........      40,500           1,589,625
Cendant Corp.*..........................     365,000           3,825,200
Concord EFS, Inc.*......................     181,500           2,856,810
First Data Corp.........................     379,300          13,431,013
Paychex, Inc............................      37,200           1,037,880
Securitas AB, B Shares (Sweden).........     281,000           3,367,897
                                                       -----------------
                                                              30,396,225
                                                       -----------------
COMMUNICATIONS EQUIPMENT (1.9%)
Cisco Systems, Inc.*....................     456,600           5,981,460
Nokia Oyj ADR (Finland).................      41,600             644,800
QUALCOMM, Inc.*.........................      50,400           1,834,056
                                                       -----------------
                                                               8,460,316
                                                       -----------------
COMPUTER SERVICES (0.8%)
Fiserv, Inc.*...........................     106,000           3,598,700
                                                       -----------------
COMPUTERS & PERIPHERALS (0.9%)
Dell Computer Corp.*....................     145,200           3,882,648
                                                       -----------------
DISTRIBUTION SERVICES (0.9%)
SYSCO Corp..............................     126,800           3,777,372
                                                       -----------------
                                           NUMBER OF        MARKET
                                            SHARES           VALUE
                                          -----------  -----------------
DIVERSIFIED FINANCIALS (7.2%)
Citigroup, Inc..........................     502,010   $      17,665,732
Merrill Lynch & Co......................     128,900           4,891,755
Morgan Stanley..........................      53,500           2,135,720
SLM Corp................................      30,400           3,157,344
State Street Corp.......................     110,800           4,321,200
                                                       -----------------
                                                              32,171,751
                                                       -----------------
ELECTRONIC EQUIPMENT & INSTRUMENTS
  (0.2%)
Flextronics International Ltd.*.........     110,500             904,995
                                                       -----------------
ENERGY EQUIPMENT & SERVICES (1.6%)
Baker Hughes, Inc.......................     129,200           4,158,948
Schlumberger Ltd........................      72,600           3,055,734
                                                       -----------------
                                                               7,214,682
                                                       -----------------
FINANCIAL SERVICES (4.2%)
Fannie Mae..............................      62,200           4,001,326
Freddie Mac.............................     248,500          14,673,925
                                                       -----------------
                                                              18,675,251
                                                       -----------------
FOOD & DRUG RETAILING (1.0%)
Koninklijke Ahold N.V. (Netherlands)....      77,200             980,641
Safeway, Inc.*..........................      24,000             560,640
Walgreen Co.............................     105,300           3,073,707
                                                       -----------------
                                                               4,614,988
                                                       -----------------
FOOD PRODUCTS (1.7%)
General Mills, Inc......................      91,700           4,305,315
Unilever PLC (United Kingdom)...........     358,700           3,416,008
                                                       -----------------
                                                               7,721,323
                                                       -----------------
GENERAL MERCHANDISERS (0.5%)
Starbucks Corp.*........................      99,400           2,025,772
                                                       -----------------
HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
Baxter International, Inc...............     129,900           3,637,200
Biomet, Inc.............................      56,700           1,625,022
Waters Corp.*...........................      63,600           1,385,208
                                                       -----------------
                                                               6,647,430
                                                       -----------------
HEALTH CARE PROVIDERS & SERVICES (7.0%)
AmerisourceBergen Corp..................      28,300           1,536,973
Cardinal Health, Inc....................      69,200           4,095,948
HCA, Inc................................     130,700           5,424,050
UnitedHealth Group, Inc.................     171,700          14,336,950
WellPoint Health Networks, Inc.*........      79,400           5,650,104
                                                       -----------------
                                                              31,044,025
                                                       -----------------
HOTELS, RESTAURANTS & LEISURE (2.0%)
Carnival Corp., Class A.................     128,200           3,198,590
Compass Group PLC (United Kingdom)......     626,400           3,330,945
MGM Mirage, Inc.*.......................      67,000           2,208,990
                                                       -----------------
                                                               8,738,525
                                                       -----------------

                                       See Notes to Financial Statements.    109

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                           NUMBER OF        MARKET
                                            SHARES           VALUE
                                          -----------  -----------------
INDUSTRIAL CONGLOMERATES (3.2%)
General Electric Co.....................     300,300   $       7,312,305
Hutchison Whampoa Ltd. (Hong Kong)......     246,670           1,543,562
Tyco International Ltd..................     327,100           5,586,868
                                                       -----------------
                                                              14,442,735
                                                       -----------------
INSURANCE (6.2%)
ACE Ltd. (Bermuda)......................      87,900           2,578,986
American International Group, Inc.......     165,400           9,568,390
Berkshire Hathaway, Inc., Class A*......          29           2,109,750
Hartford Financial Services Group, Inc.
  (The).................................      80,600           3,661,658
Marsh & McLennan Co., Inc...............      57,000           2,633,970
Progressive Corp........................      24,500           1,215,935
Travelers Property Casualty Corp., Class
  A*....................................     217,676           3,188,953
XL Capital Ltd. (Bermuda)...............      33,700           2,603,325
                                                       -----------------
                                                              27,560,967
                                                       -----------------
INTERNET SOFTWARE & SERVICES (0.6%)
Yahoo! Inc.*............................     167,400           2,736,990
                                                       -----------------
IT CONSULTING & SERVICES (3.0%)
Accenture, Ltd. (Bermuda)*..............     138,800           2,497,012
Affiliated Computer Services, Inc.,
  Class A*..............................     164,900           8,681,985
SunGard Data Systems, Inc.*.............      89,300           2,103,908
                                                       -----------------
                                                              13,282,905
                                                       -----------------
MACHINERY (1.2%)
Danaher Corp............................      54,900           3,606,930
Deere & Co..............................      40,300           1,847,755
                                                       -----------------
                                                               5,454,685
                                                       -----------------
MEDIA (9.9%)
AOL Time Warner, Inc.*..................     222,600           2,916,060
Clear Channel Communications, Inc.*.....     113,600           4,236,144
Comcast Corp., Special Class A*.........     247,100           5,581,989
Echostar Communications Corp.*..........     166,500           3,706,290
Liberty Media Corp., Class A*...........     659,264           5,893,820
Omnicom Group, Inc......................      60,100           3,882,460
Univision Communications, Inc., Class
  A*....................................     188,500           4,618,250
USA Interactive*........................     161,300           3,687,318
Viacom, Inc., Class B*..................     170,230           6,938,575
Walt Disney Co..........................     155,500           2,536,205
                                                       -----------------
                                                              43,997,111
                                                       -----------------
MULTILINE RETAIL (4.0%)
Kohl's Corp.*...........................      52,700           2,948,565
Target Corp.............................     263,600           7,908,000
Wal-Mart de Mexico SA de CV, Series V
  (Mexico)..............................     333,300             763,490
Wal-Mart de Mexico SA de CV, Series V
  ADR (Mexico)..........................      78,600           1,787,726
Wal-Mart Stores, Inc....................      85,300           4,308,503
                                                       -----------------
                                                              17,716,284
                                                       -----------------
                                           NUMBER OF        MARKET
                                            SHARES           VALUE
                                          -----------  -----------------
OIL & GAS (2.1%)
ChevronTexaco Corp......................      52,500   $       3,490,200
Exxon Mobil Corp........................     162,438           5,675,584
                                                       -----------------
                                                               9,165,784
                                                       -----------------
PHARMACEUTICALS (9.6%)
Abbott Laboratories.....................      98,900           3,956,000
Biovail Corp. (Canada)*.................      65,200           1,721,932
Forest Laboratories, Inc.*..............      14,300           1,404,546
Gilead Sciences, Inc.*..................      40,500           1,377,000
Johnson & Johnson.......................     150,400           8,077,984
Pfizer, Inc.............................     452,125          13,821,461
Pharmacia Corp..........................      98,174           4,103,673
Sanofi-Synthelabo SA (France)...........      61,700           3,773,007
Wyeth...................................     119,200           4,458,080
                                                       -----------------
                                                              42,693,683
                                                       -----------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS
  (1.8%)
Analog Devices, Inc.*...................     107,900           2,575,573
Intel Corp..............................      63,800             993,366
Maxim Intergrated Products, Inc.........      50,900           1,681,736
Samsung Electronics (South Korea).......      10,000           2,647,443
                                                       -----------------
                                                               7,898,118
                                                       -----------------
SOFTWARE (3.4%)
Adobe Systems, Inc......................      66,500           1,649,267
Microsoft Corp.*........................     244,300          12,630,310
Veritas Software Corp.*.................      43,500             679,470
                                                       -----------------
                                                              14,959,047
                                                       -----------------
SPECIALTY RETAIL (2.6%)
Best Buy Co., Inc.*.....................      98,050           2,367,908
Home Depot, Inc.........................     267,700           6,414,092
Industria de Diseno Textil, SA
  (Spain)*..............................     114,700           2,710,487
                                                       -----------------
                                                              11,492,487
                                                       -----------------
TOBACCO (0.7%)
Philip Morris Co., Inc..................      77,600           3,145,128
                                                       -----------------
WIRELESS TELECOMMUNICATION SERVICES
  (2.6%)
Nextel Communications, Inc., Class A*...     144,400           1,667,820
NTT DoCoMo, Inc. (Japan)................         616           1,136,464
Vodafone Group PLC (United Kingdom).....   4,028,414           7,351,453
Vodafone Group PLC ADR (United
  Kingdom)..............................      87,900           1,592,748
                                                       -----------------
                                                              11,748,485
                                                       -----------------
TOTAL COMMON STOCKS (COST $487,372,922)                      434,539,816
                                                       -----------------
                                           PRINCIPAL
                                            AMOUNT
                                          -----------
SHORT-TERM INVESTMENTS (7.2%)
SECURITY LENDING COLLATERAL (7.2%)
Bank of Montreal, Eurodollar Term,
  1.320%, 01/30/03......................  $5,388,711           5,388,711

110     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          SHARE/PRINCIPAL       MARKET
                                              AMOUNT             VALUE
                                          ---------------  -----------------
SECURITY LENDING COLLATERAL (CONTINUED)
Comerica Bank, Bank Note, 1.400%,
  11/19/03..............................    $ 2,483,974    $       2,483,974
Dreyfus, Money Market Fund, 1.358%,
  01/02/03..............................      1,241,987            1,241,987
Galaxy Funding, Commercial Paper,
  1.353%, 02/07/03......................      1,241,987            1,241,987
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.363%, 01/02/03...........      4,967,949            4,967,949
Liberty Lighthouse Funding, Commercial
  Paper, 1.343%, 01/14/03...............      2,483,974            2,483,974
Merrill Lynch & Co., Triparty Corporate,
  1.353%, 01/02/03......................      2,483,974            2,483,974
Merrimac, Money Market Fund, 1.422%,
  01/02/03..............................      7,948,717            7,948,717
Parkland LLC, Medium Term Note, 1.410%,
  11/26/03..............................      1,241,987            1,241,987
Prefco, Commercial Paper, 1.313%,
  01/06/03..............................      2,483,974            2,483,974
                                                           -----------------
                                                                  31,967,234
                                                           -----------------
TOTAL SHORT-TERM INVESTMENTS (COST $31,967,234)                   31,967,234
                                                           -----------------

TOTAL INVESTMENTS AT MARKET VALUE
(104.9%)
  (COST $519,340,156)                     $ 466,507,050
OTHER LIABILITIES IN EXCESS OF ASSETS
(-4.9%)                                     (21,742,684)
                                          -------------
NET ASSETS (100.0%)                       $ 444,764,366
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $525,621,140. Unrealized gains and losses, based on identified tax cost at December 31, 2002, are as follows:


Unrealized gains..................................  $17,626,945
Unrealized losses.................................  (76,741,035)
                                                    -----------
  Net unrealized (loss)...........................  $(59,114,090)
                                                    ===========

   *  Non-income producing security.

 ADR American Depository Receipt

 Category percentages are based on net assets.

                                       See Notes to Financial Statements.    111

ING UBS TACTICAL ASSET ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
COMMON STOCKS (100.4%)
ADVERTISING (0.2%)
Interpublic Group of Companies, Inc.....       700   $          9,856
Omnicom Group, Inc......................       400             25,840
TMP Worldwide, Inc.*....................       200              2,262
                                                     ----------------
                                                               37,958
                                                     ----------------
AEROSPACE & DEFENSE (1.8%)
Boeing Co...............................     1,600             52,784
General Dynamics Corp...................       400             31,748
Goodrich Corp...........................       200              3,664
ITT Industries, Inc.....................       200             12,138
Lockheed Martin Corp....................       900             51,975
Northrop Grumman Corp...................       300             29,100
Raytheon Co.............................       800             24,600
Rockwell Collins, Inc...................       400              9,304
United Technologies, Inc................       900             55,746
                                                     ----------------
                                                              271,059
                                                     ----------------
AIRLINES (0.2%)
Delta Air Lines, Inc....................       300              3,630
Southwest Airlines Co...................     1,500             20,850
                                                     ----------------
                                                               24,480
                                                     ----------------
APPAREL RETAILERS (0.1%)
Limited, Inc............................     1,000             13,930
                                                     ----------------
AUTOMOTIVE (0.9%)
Dana Corp...............................       300              3,528
Delphi Corp.............................     1,100              8,855
Ford Motor Co...........................     3,500             32,550
General Motors Corp.....................     1,100             40,546
Genuine Parts Co........................       400             12,320
Goodyear Tire & Rubber Co...............       400              2,724
Harley-Davidson, Inc....................       600             27,720
Navistar International Corp.*...........       100              2,431
PACCAR, Inc.............................       200              9,226
                                                     ----------------
                                                              139,900
                                                     ----------------
BANKING (10.3%)
AmSouth Bancorp.........................       700             13,440
Bank of America Corp....................     2,800            194,796
Bank of New York Co., Inc...............     1,400             33,544
Bank One Corp...........................     2,200             80,410
BB&T Corp...............................       900             33,291
Charter One Financial, Inc..............       400             11,492
Citigroup, Inc..........................     9,600            337,824
Comerica, Inc...........................       300             12,972
Fifth Third Bancorp.....................     1,100             64,405
First Tennessee National Corp...........       200              7,188
FleetBoston Financial Corp..............     2,000             48,600
Golden West Financial Corp..............       300             21,543
                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
BANKING (CONTINUED)
Huntington Bancshares, Inc..............       500   $          9,355
J.P. Morgan Chase & Co..................     3,700             88,800
KeyCorp.................................       800             20,112
Marshall & Ilsley Corp..................       400             10,952
National City Corp......................     1,100             30,052
North Fork Bancorporation, Inc..........       300             10,122
Northern Trust Corp.....................       400             14,020
PNC Financial Services Group............       500             20,950
Regions Financial Corp..................       400             13,344
Southtrust Corp.........................       700             17,395
State Street Corp.......................       600             23,400
SunTrust Banks, Inc.....................       500             28,460
Synovus Financial Corp..................       600             11,640
U.S. Bancorp............................     3,600             76,392
Union Planters Corp.....................       400             11,256
Wachovia Corp...........................     2,500             91,100
Washington Mutual, Inc..................     1,700             58,701
Wells Fargo & Co........................     3,100            145,297
Zions Bancorp...........................       200              7,870
                                                     ----------------
                                                            1,548,723
                                                     ----------------
BEVERAGES, FOOD & TOBACCO (5.6%)
Anheuser-Busch Co., Inc.................     1,600             77,440
Archer-Daniels-Midland Co...............     1,200             14,880
Brown-Forman Corp., Class B.............       100              6,536
Campbell Soup Co........................       800             18,776
Coca-Cola Co............................     4,600            201,572
Coca-Cola Enterprises, Inc..............       800             17,376
Conagra Foods, Inc......................     1,000             25,010
Del Monte Foods Co.*....................       312              2,402
General Mills, Inc......................       700             32,865
Heinz (H.J.) Co.........................       700             23,009
Hershey Foods Corp......................       300             20,232
Kellogg Co..............................       800             27,416
Pepsi Bottling Group, Inc...............       500             12,850
PepsiCo, Inc............................     3,200            135,104
Philip Morris Co., Inc..................     3,800            154,014
R.J. Reynolds Tobacco Holdings, Inc.....       200              8,422
Sara Lee Corp...........................     1,500             33,765
SUPERVALU, Inc..........................       300              4,953
UST, Inc................................       300             10,029
Wm. Wrigley Jr., Co.....................       400             21,952
                                                     ----------------
                                                              848,603
                                                     ----------------
BIOTECHNOLOGY (0.3%)
Biogen, Inc.*...........................       300             12,018
Chiron Corp.*...........................       400             15,040
MedImmune, Inc.*........................       500             13,585
                                                     ----------------
                                                               40,643
                                                     ----------------

112     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
BUILDING MATERIALS (0.0%)
Vulcan Materials Co.....................       200   $          7,500
                                                     ----------------
BUSINESS MACHINES (3.2%)
Apple Computer, Inc.*...................       700             10,031
Dell Computer Corp.*....................     4,800            128,352
Gateway, Inc.*..........................       700              2,198
Hewlett-Packard Co......................     5,700             98,952
International Business Machines Corp....     3,100            240,250
                                                     ----------------
                                                              479,783
                                                     ----------------
BUSINESS SERVICES (1.7%)
Cintas Corp.............................       300             13,725
Computer Sciences Corp.*................       300             10,335
Convergys Corp.*........................       300              4,545
Deluxe Corp.............................       100              4,210
FedEx Corp..............................       600             32,532
Paychex, Inc............................       700             19,530
Sabre Holdings Corp.*...................       300              5,433
SunGard Data Systems, Inc.*.............       500             11,780
Unisys Corp.*...........................       600              5,940
United Parcel Service, Inc., Class B....     2,100            132,468
Xerox Corp.*............................     1,400             11,270
                                                     ----------------
                                                              251,768
                                                     ----------------
CAPITAL EQUIPMENT (0.3%)
Honeywell International, Inc............     1,500             36,000
Rockwell International Corp.............       400              8,284
                                                     ----------------
                                                               44,284
                                                     ----------------
CHEMICALS (2.3%)
3M Co...................................       700             86,310
Air Products & Chemicals, Inc...........       400             17,100
Avery Dennison Corp.....................       200             12,216
Dow Chemical Co.........................     1,700             50,490
Du Pont (E.I.) de Nemours...............     1,900             80,560
Eastman Chemical Co.....................       200              7,354
Ecolab, Inc.............................       200              9,900
Engelhard Corp..........................       300              6,705
International Flavors & Fragrances,
  Inc...................................       200              7,020
Monsanto Co.............................       500              9,625
PPG Industries, Inc.....................       300             15,045
Praxair, Inc............................       300             17,331
Rohm & Haas Co..........................       400             12,992
Sherwin-Williams Co.....................       300              8,475
                                                     ----------------
                                                              341,123
                                                     ----------------
COMMERCIAL SERVICES (0.6%)
eBay, Inc.*.............................       600             40,692
Equifax, Inc............................       300              6,942
Flour Corp.-New.........................       200              5,600
H&R Block, Inc..........................       300             12,060
Moody's Corp............................       300             12,387
                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
COMMERCIAL SERVICES (CONTINUED)
R.R. Donnelley & Sons Co................       200   $          4,354
Robert Half International, Inc.*........       300              4,833
                                                     ----------------
                                                               86,868
                                                     ----------------
COMPUTER SERVICES (0.6%)
Automatic Data Processing, Inc..........     1,100             43,175
First Data Corp.........................     1,400             49,574
                                                     ----------------
                                                               92,749
                                                     ----------------
COMPUTER SOFTWARE & PROCESSING (5.1%)
Adobe Systems, Inc......................       400              9,921
Autodesk, Inc...........................       200              2,860
BMC Software, Inc.*.....................       400              6,844
Citrix Systems, Inc.*...................       300              3,696
Computer Associates International,
  Inc...................................     1,100             14,850
Compuware Corp.*........................       700              3,360
Electronic Arts, Inc.*..................       300             14,931
Electronic Data Systems Corp............       900             16,587
IMS Health, Inc.........................       500              8,000
Intuit, Inc.*...........................       400             18,768
Mercury Interactive Corp.*..............       200              5,930
Microsoft Corp.*........................    10,000            517,000
NCR Corp.*..............................       200              4,748
Novell, Inc.*...........................       800              2,672
Oracle Corp.*...........................    10,000            108,000
PeopleSoft, Inc.*.......................       600             10,980
Rational Software Corp.*................       400              4,156
Siebel Systems, Inc.*...................       900              6,660
Symbol Technologies, Inc................       500              4,110
Veritas Software Corp.*.................       800             12,496
                                                     ----------------
                                                              776,569
                                                     ----------------
COMPUTERS & INFORMATION (1.4%)
Cisco Systems, Inc.*....................    13,500            176,850
Lexmark International, Inc.*............       200             12,100
Network Appliance, Inc.*................       600              6,000
Pitney Bowes, Inc.......................       400             13,064
                                                     ----------------
                                                              208,014
                                                     ----------------
CONGLOMERATES (0.5%)
Textron, Inc............................       300             12,897
Tyco International Ltd..................     3,700             63,196
                                                     ----------------
                                                               76,093
                                                     ----------------
CONSUMER GOODS AND SERVICES (0.8%)
Clorox Co...............................       400             16,500
Eastman Kodak Co........................       600             21,024
Fortune Brands, Inc.....................       300             13,953
Gillette Co.............................     2,000             60,720
Newell Rubbermaid, Inc..................       500             15,165
                                                     ----------------
                                                              127,362
                                                     ----------------

                                       See Notes to Financial Statements.    113

ING UBS TACTICAL ASSET ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
CONTAINERS & PACKAGING (0.1%)
Ball Corp...............................       100   $          5,119
Bemis Co., Inc..........................       100              4,963
                                                     ----------------
                                                               10,082
                                                     ----------------
COSMETICS & PERSONAL CARE (1.9%)
Alberto-Culver Co., Class B.............       100              5,040
Avon Products, Inc......................       400             21,548
Colgate-Palmolive Co....................     1,000             52,430
Proctor & Gamble Co.....................     2,400            206,256
                                                     ----------------
                                                              285,274
                                                     ----------------
DISTRIBUTION SERVICES (0.2%)
SYSCO Corp..............................     1,200             35,748
                                                     ----------------
DIVERSIFIED COMPUTER PRODUCTS (0.1%)
Sun Microsystems, Inc.*.................     5,900             18,349
                                                     ----------------
EDUCATION (0.1%)
Apollo Group, Inc., Class A*............       300             13,200
                                                     ----------------
ELECTRIC UTILITIES (2.8%)
AES Corp.*..............................     1,100              3,322
Ameren Corp.............................       300             12,471
American Electric Power Company, Inc....       600             16,398
American Power Conversion Corp.*........       400              6,060
Calpine Corp.*..........................       800              2,608
CenterPoint Energy, Inc.................       700              5,950
Cinergy Corp............................       300             10,116
Citizens Communications Co.*............       600              6,330
Consolidated Edison, Inc................       400             17,128
Constellation Energy Group, Inc.........       300              8,346
Dominion Resources, Inc.................       600             32,940
DTE Energy Co...........................       300             13,920
Duke Energy Corp........................     1,700             33,218
Edison International*...................       600              7,110
Entergy Corp............................       400             18,236
Exelon Corp.............................       600             31,662
FirstEnergy Corp........................       600             19,782
FPL Group, Inc..........................       300             18,039
KeySpan Corp............................       300             10,572
NiSource, Inc...........................       500             10,000
PG&E Corp.*.............................       800             11,120
Pinnacle West Capital Corp..............       200              6,818
PPL Corp................................       300             10,404
Progress Energy, Inc....................       400             17,340
Public Service Enterprise Group, Inc....       400             12,840
Sempra Energy...........................       400              9,460
Southern Co.............................     1,300             36,907
TECO Energy, Inc........................       400              6,188
TXU Corp................................       600             11,208
Xcel Energy, Inc........................       800              8,800
                                                     ----------------
                                                              415,293
                                                     ----------------
                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
ELECTRICAL EQUIPMENT (0.0%)
Cooper Industries Ltd., Class A.........       200   $          7,290
                                                     ----------------
ELECTRONIC COMPONENTS (0.7%)
Analog Devices, Inc.*...................       700             16,709
LSI Logic Corp.*........................       700              4,039
Maxim Intergrated Products, Inc.........       600             19,824
Texas Instruments, Inc..................     3,200             48,032
Xilinx, Inc.*...........................       600             12,360
                                                     ----------------
                                                              100,964
                                                     ----------------
ELECTRONIC SYSTEMS (0.1%)
Applera Corp.-Applied Biosystems
  Group.................................       400              7,016
QLogic Corp.*...........................       200              6,902
                                                     ----------------
                                                               13,918
                                                     ----------------
ELECTRONICS (6.0%)
Advanced Micro Devices, Inc.*...........       700              4,522
Agilent Technologies, Inc.*.............       900             16,164
Altera Corp.*...........................       700              8,631
Applied Materials, Inc.*................     3,100             40,393
Applied Micro Circuits Corp.*...........       600              2,214
Broadcom Corp., Class A*................       500              7,530
EMC Corp.*..............................     4,100             25,174
Emerson Electric Co.....................       800             40,680
General Electric Co.....................    18,500            450,475
Intel Corp..............................    12,400            193,068
Jabil Circuit, Inc.*....................       400              7,168
JDS Uniphase Corp.*.....................     2,700              6,669
KLA Instruments Corp.*..................       400             14,148
Linear Technology Corp..................       600             15,432
Micron Technology, Inc.*................     1,200             11,688
Molex, Inc..............................       400              9,216
National Semiconductor Corp.*...........       400              6,004
Novellus Systems, Inc.*.................       300              8,424
NVIDIA Corp.*...........................       300              3,453
Sanmina Corp.*..........................     1,000              4,490
Solectron Corp.*........................     1,600              5,680
Tektronix, Inc.*........................       200              3,638
Teradyne, Inc.*.........................       400              5,204
Thermo Electron Corp.*..................       300              6,036
Waters Corp.*...........................       200              4,356
                                                     ----------------
                                                              900,457
                                                     ----------------
ENTERTAINMENT & LEISURE (0.9%)
Brunswick Corp..........................       200              3,972
Carnival Corp., Class A.................     1,100             27,445
Harrah's Entertainment, Inc.*...........       200              7,920
Hasbro, Inc.............................       400              4,620
International Game Technology*..........       200             15,184

114     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
ENTERTAINMENT & LEISURE (CONTINUED)
Mattel, Inc.............................       800   $         15,320
Walt Disney Co..........................     3,800             61,978
                                                     ----------------
                                                              136,439
                                                     ----------------
FINANCIAL SERVICES (5.2%)
American Express Corp...................     2,400             84,840
Bear Stearns Companies, Inc.............       200             11,880
Capital One Financial Corp..............       400             11,888
Charles Schwab & Co., Inc...............     2,500             27,125
Concord EFS, Inc.*......................     1,000             15,740
Countrywide Financial Corp..............       200             10,330
Fannie Mae..............................     1,900            122,227
Fiserv, Inc.*...........................       400             13,580
Franklin Resources, Inc.................       500             17,040
Freddie Mac.............................     1,300             76,765
Goldman Sachs Group, Inc. (The).........       900             61,290
Household International, Inc............       900             25,029
John Hancock Financial Services, Inc....       500             13,950
Lehman Brothers Holdings................       400             21,316
MBNA Corp...............................     2,400             45,648
Mellon Financial Corp...................       800             20,888
Merrill Lynch & Co......................     1,600             60,720
Morgan Stanley..........................     2,000             79,840
Principal Financial Group, Inc..........       600             18,078
Providian Financial Corp.*..............       600              3,894
SLM Corp................................       300             31,158
Stilwell Financial, Inc.................       400              5,228
T.Rowe Price Group, Inc.................       200              5,456
                                                     ----------------
                                                              783,910
                                                     ----------------
FOOD RETAILERS (0.5%)
Albertson's, Inc........................       700             15,582
Kroger Co. (The)*.......................     1,400             21,630
Safeway, Inc.*..........................       800             18,688
Starbucks Corp.*........................       700             14,266
Winn-Dixie Stores, Inc..................       300              4,584
                                                     ----------------
                                                               74,750
                                                     ----------------
FOREST PRODUCTS & PAPER (0.9%)
Georgia-Pacific Corp....................       500              8,080
International Paper Co..................       900             31,473
Kimberly-Clark Corp.....................     1,000             47,470
MeadWestvaco Corp.......................       400              9,884
Pactiv Corp.*...........................       300              6,558
Sealed Air Corp.*.......................       200              7,460
Temple-Inland, Inc......................       100              4,481
Weyerhauser Co..........................       400             19,684
                                                     ----------------
                                                              135,090
                                                     ----------------
HEALTH CARE PROVIDERS & SERVICES (1.0%)
HCA, Inc................................     1,000             41,500
                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
Health Management Associates, Inc.,
  Class A...............................       400   $          7,160
HEALTHSOUTH Corp.*......................       800              3,360
Manor Care, Inc.*.......................       200              3,722
McKesson HBOC, Inc......................       600             16,218
St. Jude Medical, Inc.*.................       300             11,916
UnitedHealth Group, Inc.................       600             50,100
WellPoint Health Networks, Inc.*........       300             21,348
                                                     ----------------
                                                              155,324
                                                     ----------------
HEAVY MACHINERY (1.1%)
Black & Decker Corp.....................       200              8,578
Caterpillar, Inc........................       600             27,432
Danaher Corp............................       300             19,710
Deere & Co..............................       400             18,340
Dover Corp..............................       400             11,664
Eaton Corp..............................       100              7,811
Illinois Tool Works, Inc................       600             38,916
Ingersoll Rand Co.......................       300             12,918
Parker-Hannifin Corp....................       200              9,226
Stanley Works (The).....................       200              6,916
W.W. Grainger, Inc......................       200             10,310
                                                     ----------------
                                                              171,821
                                                     ----------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (1.7%)
American Standard Companies, Inc.*......       100              7,114
Bed Bath & Beyond, Inc.*................       500             17,265
Centex Corp.............................       100              5,020
Home Depot, Inc.........................     4,300            103,028
Johnson Controls, Inc...................       200             16,034
KB Home.................................       100              4,285
Leggett & Platt, Inc....................       400              8,976
Lowe's Companies, Inc...................     1,500             56,250
Masco Corp..............................       900             18,945
Maytag Corp.............................       200              5,700
Pulte Homes, Inc........................       100              4,787
Whirlpool Corp..........................       100              5,222
                                                     ----------------
                                                              252,626
                                                     ----------------
INSURANCE (5.2%)
ACE Ltd. (Bermuda)......................       500             14,670
Aetna, Inc..............................       300             12,336
Aflac, Inc..............................       900             27,108
Allstate Corp...........................     1,300             48,087
Ambac Financial Group, Inc..............       200             11,248
American International Group, Inc.......     4,900            283,465
Anthem, Inc.*...........................       300             18,870
Aon Corp................................       600             11,334
Chubb Corp..............................       300             15,660
CIGNA Corp..............................       300             12,336
Cincinnati Financial Corp...............       300             11,265

                                       See Notes to Financial Statements.    115

ING UBS TACTICAL ASSET ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
INSURANCE (CONTINUED)
Hartford Financial Services Group, Inc.
  (The).................................       500   $         22,715
Humana, Inc.*...........................       300              3,000
Jefferson-Pilot Corp....................       300             11,433
Lincoln National Corp...................       300              9,474
Loews Corp..............................       400             17,784
Marsh & McLennan Co., Inc...............     1,000             46,210
MBIA, Inc...............................       300             13,158
MetLife, Inc............................     1,300             35,152
MGIC Investment Corp....................       200              8,260
Progressive Corp........................       400             19,852
Prudential Financial, Inc...............     1,100             34,914
SAFECO Corp.............................       300             10,401
St. Paul Companies, Inc. (The)..........       400             13,620
Torchmark Corp..........................       200              7,306
Travelers Property Casualty Corp., Class
  B*....................................     1,900             27,835
UNUMProvident Corp......................       500              8,770
XL Capital Ltd. (Bermuda)...............       300             23,175
                                                     ----------------
                                                              779,438
                                                     ----------------
MEDIA--BROADCASTING & PUBLISHING (3.4%)
AOL Time Warner, Inc.*..................     8,300            108,730
Clear Channel Communications, Inc.*.....     1,100             41,019
Comcast Corp., Class A*.................     4,300            101,351
Dow Jones & Co., Inc....................       200              8,646
Gannett Co., Inc........................       500             35,900
Knight Ridder, Inc......................       200             12,650
McGraw-Hill Companies, Inc..............       400             24,176
New York Times Co. (The), Class A.......       300             13,719
Tribune Co..............................       600             27,276
Univision Communications, Inc., Class
  A*....................................       400              9,800
Viacom, Inc., Class B*..................     3,300            134,508
                                                     ----------------
                                                              517,775
                                                     ----------------
MEDIA--INTERNET (0.1%)
Yahoo! Inc.*............................     1,100             17,985
                                                     ----------------
MEDICAL AND HEALTH PRODUCTS (2.0%)
Bausch & Lomb, Inc......................       100              3,600
Baxter International, Inc...............     1,100             30,800
Becton Dickinson & Co...................       500             15,345
Biomet, Inc.............................       500             14,330
Boston Scientific Corp.*................       800             34,016
C.R. Bard, Inc..........................       100              5,800
Guidant Corp.*..........................       600             18,510
Medtronic, Inc..........................     2,300            104,880
Millipore Corp.*........................       100              3,400
Quest Diagnostics, Inc.*................       200             11,380
Stryker Corp............................       400             26,848
Tenet Healthcare Corp.*.................       900             14,760
Zimmer Holdings, Inc.*..................       400             16,608
                                                     ----------------
                                                              300,277
                                                     ----------------
                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
METALS AND MINING (0.5%)
Alcoa, Inc..............................     1,600   $         36,448
Freeport-McMoRan Copper & Gold, Inc.,
  Class B*..............................       300              5,034
Newmont Mining Corp.....................       800             23,224
Nucor Corp..............................       200              8,260
Phelps Dodge Corp.*.....................       200              6,330
United States Steel Corp................       200              2,624
                                                     ----------------
                                                               81,920
                                                     ----------------
OIL & GAS (6.2%)
Amerada Hess Corp.......................       200             11,010
Anadarko Petroleum Corp.................       500             23,950
Apache Corp.............................       300             17,097
Baker Hughes, Inc.......................       600             19,314
BJ Services Co.*........................       300              9,693
Burlington Resources, Inc...............       400             17,060
ChevronTexaco Corp......................     2,000            132,960
ConocoPhillips..........................     1,300             62,907
Devon Energy Corp.......................       300             13,770
El Paso Corp............................     1,200              8,352
EOG Resources, Inc......................       200              7,984
Exxon Mobil Corp........................    12,500            436,750
Halliburton Co..........................       800             14,968
Kerr-Mcgee Corp.........................       200              8,860
Kinder Morgan, Inc......................       200              8,454
Marathon Oil Corp.......................       600             12,774
Nabors Industries, Ltd.*................       300             10,581
Noble Corp.*............................       300             10,545
Occidental Petroleum Corp...............       700             19,915
Schlumberger Ltd........................     1,100             46,299
Sunoco, Inc.............................       200              6,636
Transocean, Inc.........................       600             13,920
Unocal Corp.............................       500             15,290
Williams Companies, Inc. (The)..........     1,200              3,240
                                                     ----------------
                                                              932,329
                                                     ----------------
PHARMACEUTICALS (11.4%)
Abbott Laboratories.....................     2,900            116,000
Allergan, Inc...........................       200             11,524
AmerisourceBergen Corp..................       200             10,862
Amgen, Inc.*............................     2,400            116,016
Bristol-Myers Squibb Co.................     3,600             83,340
Cardinal Health, Inc....................       800             47,352
Eli Lilly and Co........................     2,100            133,350
Forest Laboratories, Inc.*..............       300             29,466
Genzyme Corp.*..........................       400             11,828
Johnson & Johnson.......................     5,500            295,405
King Pharmaceuticals, Inc.*.............       500              8,595
Merck & Co., Inc........................     4,200            237,762
Pfizer, Inc.............................    11,500            351,555
Pharmacia Corp..........................     2,400            100,320

116     See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
PHARMACEUTICALS (CONTINUED)
Schering-Plough Corp....................     2,700   $         59,940
Sigma-Aldrich Corp......................       100              4,870
Watson Pharmaceuticals, Inc.*...........       200              5,654
Wyeth...................................     2,500             93,500
                                                     ----------------
                                                            1,717,339
                                                     ----------------
POLLUTION CONTROL (0.2%)
Allied Waste Industries, Inc.*..........       400              4,000
Waste Management, Inc...................     1,100             25,212
                                                     ----------------
                                                               29,212
                                                     ----------------
RAILROADS (0.5%)
Burlington Northern Santa Fe Corp.......       700             18,207
CSX Corp................................       400             11,324
Norfolk Southern Corp...................       700             13,993
Union Pacific Corp......................       500             29,935
                                                     ----------------
                                                               73,459
                                                     ----------------
REAL ESTATE (0.4%)
Equity Office Properties Trust (REIT)...       800             19,984
Equity Residential Properties Trust
  (REIT)................................       500             12,290
Plum Creek Timber Company, Inc.
  (REIT)................................       400              9,440
Simon Property Group, Inc. (REIT).......       400             13,628
                                                     ----------------
                                                               55,342
                                                     ----------------
RESTAURANTS AND LODGING (0.8%)
Cendant Corp.*..........................     1,900             19,912
Darden Restaurants, Inc.................       300              6,135
Hilton Hotels Corp......................       700              8,897
Marriott International, Inc., Class A...       400             13,148
McDonald's Corp.........................     2,400             38,592
Starwood Hotels & Resorts Worldwide,
  Inc...................................       400              9,496
Wendy's International, Inc..............       200              5,414
Yum! Brands, Inc.*......................       600             14,532
                                                     ----------------
                                                              116,126
                                                     ----------------
RETAILERS (5.2%)
Autozone, Inc.*.........................       200             14,130
Best Buy Co., Inc.*.....................       600             14,490
Big Lots, Inc.*.........................       200              2,646
Circuit City Stores-Circuit City
  Group.................................       400              2,968
Costco Wholesale Corp.*.................       900             25,254
CVS Corp................................       700             17,479
Dollar General Corp.....................       600              7,170
Family Dollar Stores, Inc...............       300              9,363
Federated Department Stores, Inc.*......       400             11,504
J.C. Penney Company, Inc................       500             11,505
Kohl's Corp.*...........................       600             33,570
May Department Stores Co. (The).........       600             13,788
Nordstrom, Inc..........................       300              5,691
Office Depot, Inc.*.....................       600              8,856
Radioshack Corp.........................       300              5,622
                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
RETAILERS (CONTINUED)
Sears, Roebuck and Co...................       600   $         14,370
Staples, Inc.*..........................       900             16,470
Target Corp.............................     1,700             51,000
The Gap, Inc............................     1,600             24,832
Tiffany & Co............................       300              7,173
TJX Co., Inc............................     1,000             19,520
Toys 'R' Us, Inc.*......................       400              4,000
Walgreen Co.............................     1,900             55,461
Wal-Mart Stores, Inc....................     8,200            414,182
                                                     ----------------
                                                              791,044
                                                     ----------------
TELECOMMUNICATIONS (5.0%)
ADC Telecommunications, Inc.*...........     1,600              3,344
ALLTEL Corp.............................       600             30,600
AT&T Corp...............................     1,400             36,554
AT&T Wireless Services, Inc.*...........     5,100             28,815
Avaya, Inc.*............................       700              1,715
BellSouth Corp..........................     3,500             90,545
CenturyTel, Inc.........................       300              8,814
CIENA Corp.*............................       800              4,112
Comverse Technology, Inc.*..............       400              4,008
Corning, Inc.*..........................     2,200              7,282
Lucent Technologies, Inc.*..............     6,500              8,190
Motorola, Inc...........................     4,300             37,195
Nextel Communications, Inc., Class A*...     1,800             20,790
QUALCOMM, Inc.*.........................     1,500             54,585
Qwest Communications International,
  Inc.*.................................     3,200             16,000
SBC Communications, Inc.................     6,200            168,082
Scientific-Atlanta, Inc.................       300              3,558
Sprint Corp.............................     1,700             24,616
Sprint Corp. (PCS Group)*...............     1,900              8,322
Tellabs, Inc.*..........................       800              5,816
Verizon Communications, Inc.............     5,100            197,625
                                                     ----------------
                                                              760,568
                                                     ----------------
TEXTILES, CLOTHING & FABRICS (0.3%)
Jones Apparel Group, Inc.*..............       200              7,088
Liz Claiborne, Inc......................       300              8,895
Nike, Inc., Class B.....................       500             22,235
Reebok International Ltd.*..............       100              2,940
VF Corp.................................       200              7,210
                                                     ----------------
                                                               48,368
                                                     ----------------
TOTAL COMMON STOCKS (COST $18,915,544)                     15,149,126
                                                     ----------------
                                          PRINCIPAL
                                           AMOUNT
                                          ---------
SHORT-TERM INVESTMENTS (3.3%)
SECURITY LENDING COLLATERAL (3.3%)
Bank of Montreal, Eurodollar Term,
  1.320%, 01/30/03......................  $ 83,038             83,038
Comerica Bank, Bank Note, 1.400%,
  11/19/03..............................    38,277             38,277

                                       See Notes to Financial Statements.    117

ING UBS TACTICAL ASSET ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                          SHARE/PRINCIPAL       MARKET
                                              AMOUNT            VALUE
                                          ---------------  ----------------
SECURITY LENDING COLLATERAL (CONTINUED)
Dreyfus, Money Market Fund, 1.358%,
  01/02/03..............................      $ 19,138     $         19,138
Galaxy Funding, Commercial Paper,
  1.353%, 02/07/03......................        19,138               19,138
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.363%, 01/02/03...........        76,554               76,554
Liberty Lighthouse Funding, Commercial
  Paper, 1.343%, 01/14/03...............        38,277               38,277
Merrill Lynch & Co., Triparty Corporate,
  1.353%, 01/02/03......................        38,277               38,277
Merrimac, Money Market Fund, 1.422%,
  01/02/03..............................       122,486              122,486
Parkland LLC, Medium Term Note, 1.410%,
  11/26/03..............................        19,138               19,138
Prefco, Commercial Paper, 1.313%,
  01/06/03..............................        38,277               38,277
                                                           ----------------
                                                                    492,600
                                                           ----------------
TOTAL SHORT-TERM INVESTMENTS (COST $492,600)                        492,600
                                                           ----------------

TOTAL INVESTMENTS AT MARKET VALUE
(103.7%)
  (COST $19,408,144)                      $  15,641,726
OTHER LIABILITIES IN EXCESS OF ASSETS
(-3.7%)                                        (556,146)
                                          -------------
NET ASSETS (100.0%)                       $  15,085,580
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $19,771,386. Unrealized gains and losses, based on identified tax cost at December 31, 2002, are as follows:


Unrealized gains..................................  $       --
Unrealized losses.................................  (4,129,660)
                                                    ----------
  Net unrealized (loss)...........................  $(4,129,660)
                                                    ==========

   *  Non-income producing security.

 REIT Real Estate Investment Trust

 Category percentages are based on net assets.

118     See Notes to Financial Statements.

ING VAN KAMPEN COMSTOCK PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
COMMON STOCKS (91.6%)
ADVERTISING (0.5%)
Interpublic Group of Companies, Inc.....     6,630   $         93,350
                                                     ----------------
APPAREL RETAILERS (0.3%)
Limited, Inc............................     4,620             64,357
                                                     ----------------
BANKING (6.3%)
Bank of America Corp....................     8,920            620,564
Citigroup, Inc..........................     6,760            237,884
FleetBoston Financial Corp..............       430             10,449
J.P. Morgan Chase & Co..................     3,090             74,160
PNC Financial Services Group............     1,400             58,660
SunTrust Banks, Inc.....................     1,420             80,826
Washington Mutual, Inc..................       450             15,538
Wells Fargo & Co........................     3,700            173,419
                                                     ----------------
                                                            1,271,500
                                                     ----------------
BEVERAGES, FOOD & TOBACCO (2.4%)
Philip Morris Co., Inc..................     7,080            286,952
Sara Lee Corp...........................     9,290            209,118
                                                     ----------------
                                                              496,070
                                                     ----------------
BUSINESS MACHINES (1.5%)
Dell Computer Corp.*....................       580             15,509
Hewlett-Packard Co......................    13,645            236,877
International Business Machines Corp....       610             47,275
                                                     ----------------
                                                              299,661
                                                     ----------------
BUSINESS SERVICES (0.0%)
SunGard Data Systems, Inc.*.............       260              6,126
                                                     ----------------
CHEMICALS (2.8%)
Dow Chemical Co.........................    18,900            561,330
                                                     ----------------
COMPUTER SOFTWARE & PROCESSING (1.4%)
Check Point Software Technologies Ltd.
  (Israel)*.............................       660              8,560
Cognex Corp.*...........................     5,770            106,341
Credence Systems Corp.*.................     9,910             92,460
Microsoft Corp.*........................     1,380             71,346
                                                     ----------------
                                                              278,707
                                                     ----------------
COMPUTERS & INFORMATION (1.5%)
Cisco Systems, Inc.*....................     9,840            128,904
Lexmark International, Inc.*............     3,080            186,340
                                                     ----------------
                                                              315,244
                                                     ----------------
ELECTRIC UTILITIES (5.7%)
American Electric Power Company, Inc....     2,550             69,691
CenterPoint Energy, Inc.................    15,630            132,855
Constellation Energy Group, Inc.........     3,930            109,333
Exelon Corp.............................     2,990            157,782
IDACORP, Inc............................     2,790             69,276
Public Service Enterprise Group, Inc....     5,430            174,303
Reliant Resources, Inc.*................     6,726             21,523
                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
ELECTRIC UTILITIES (CONTINUED)
Scottish Power PLC ADR (United
  Kingdom)..............................     4,480   $        102,682
TXU Corp................................    17,150            320,362
                                                     ----------------
                                                            1,157,807
                                                     ----------------
ELECTRONICS (1.7%)
Electronics for Imaging, Inc.*..........     5,390             87,647
Flextronics International Ltd.*.........    18,480            151,351
Intel Corp..............................       180              2,803
Jabil Circuit, Inc.*....................     2,540             45,517
JDS Uniphase Corp.*.....................     8,850             21,859
KEMET Corp.*............................     1,050              9,177
Novellus Systems, Inc.*.................       220              6,178
SanDisk Corp.*..........................       310              6,293
Solectron Corp.*........................     3,710             13,170
                                                     ----------------
                                                              343,995
                                                     ----------------
ENTERTAINMENT & LEISURE (1.8%)
Walt Disney Co..........................    22,040            359,472
                                                     ----------------
FINANCIAL SERVICES (5.7%)
Berkshire Hathaway, Inc., Class B*......        10             24,230
Capital One Financial Corp..............     2,080             61,818
Fannie Mae..............................     1,200             77,196
Freddie Mac.............................    12,220            721,591
Goldman Sachs Group, Inc. (The).........     1,200             81,720
Instinet Group, Inc.....................       270              1,142
Merrill Lynch & Co......................     3,970            150,661
Principal Financial Group, Inc..........       450             13,558
Stilwell Financial, Inc.................     1,730             22,611
                                                     ----------------
                                                            1,154,527
                                                     ----------------
FOOD RETAILERS (3.0%)
Kroger Co. (The)*.......................    33,960            524,682
Safeway, Inc.*..........................     3,500             81,760
                                                     ----------------
                                                              606,442
                                                     ----------------
FOREST PRODUCTS & PAPER (6.0%)
Boise Cascade Corp......................     9,540            240,599
Georgia-Pacific Corp....................     8,800            142,208
International Paper Co..................     6,740            235,698
Kimberly-Clark Corp.....................     8,510            403,970
Sealed Air Corp.*.......................     5,490            204,777
                                                     ----------------
                                                            1,227,252
                                                     ----------------
INSURANCE (5.6%)
Aetna, Inc..............................     7,800            320,736
Allstate Corp...........................     7,090            262,259
Ambac Financial Group, Inc..............     1,220             68,613
Chubb Corp..............................     4,350            227,070
LandAmerica Financial Group, Inc........       200              7,090
Torchmark Corp..........................     4,370            159,636
Travelers Property Casualty Corp., Class
  A*....................................       800             11,720

                                       See Notes to Financial Statements.    119

ING VAN KAMPEN COMSTOCK PORTFOLIO
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
INSURANCE (CONTINUED)
Travelers Property Casualty Corp., Class
  B*....................................     4,309   $         63,127
UNUMProvident Corp......................       500              8,770
                                                     ----------------
                                                            1,129,021
                                                     ----------------
MEDIA--BROADCASTING & PUBLISHING (1.9%)
Comcast Corp., Class A*.................    16,249            382,989
                                                     ----------------
MEDICAL AND HEALTH PRODUCTS (0.8%)
Baxter International, Inc...............     2,900             81,200
Guidant Corp.*..........................     2,500             77,125
                                                     ----------------
                                                              158,325
                                                     ----------------
METALS AND MINING (1.5%)
Barrick Gold Corp. (Canada).............     2,820             43,456
Freeport-McMoRan Copper & Gold, Inc.,
  Class B*..............................     7,170            120,313
Placer Dome, Inc. (Canada)..............     4,910             56,465
United States Steel Corp................     6,130             80,426
                                                     ----------------
                                                              300,660
                                                     ----------------
OIL & GAS (13.2%)
BP PLC (United Kingdom).................    10,970            445,930
ChevronTexaco Corp......................     2,210            146,921
ConocoPhillips..........................     6,249            302,389
Diamond Offshore Drilling, Inc..........    14,080            307,648
Halliburton Co..........................    37,340            698,631
Schlumberger Ltd........................    15,950            671,336
Total Fina SA ADR (France)..............     1,600            114,400
                                                     ----------------
                                                            2,687,255
                                                     ----------------
PHARMACEUTICALS (13.5%)
Bristol-Myers Squibb Co.................    35,590            823,909
GlaxoSmithKline PLC ADR (United
  Kingdom)..............................     7,800            292,188
Merck & Co., Inc........................     7,640            432,500
Pharmacia Corp..........................     8,480            354,464
Roche Holdings Ltd. AG ADR
  (Switzerland).........................     3,770            262,705
Schering-Plough Corp....................    12,840            285,048
Wyeth...................................     7,620            284,988
                                                     ----------------
                                                            2,735,802
                                                     ----------------
RAILROADS (0.5%)
Burlington Northern Santa Fe Corp.......     4,250            110,543
                                                     ----------------
RESTAURANTS AND LODGING (1.1%)
McDonald's Corp.........................    13,820            222,226
                                                     ----------------
RETAILERS (5.7%)
CVS Corp................................    10,810            269,926
Federated Department Stores, Inc.*......    20,460            588,430
The Gap, Inc............................    18,430            286,034
Zale Corp.*.............................       440             14,036
                                                     ----------------
                                                            1,158,426
                                                     ----------------
                                          NUMBER OF       MARKET
                                           SHARES         VALUE
                                          ---------  ----------------
TELECOMMUNICATIONS (7.2%)
Amdocs Ltd.*............................       110   $          1,080
Andrew Corp.*...........................     1,360             13,981
AT&T Corp...............................     5,726            149,506
Comverse Technology, Inc.*..............     6,760             67,735
Ericsson LM ADR (Sweden)*...............       877              5,911
Motorola, Inc...........................    16,370            141,601
Nokia Oyj ADR (Finland).................     2,330             36,115
Sprint Corp.............................    54,310            786,409
Verizon Communications, Inc.............     6,780            262,725
                                                     ----------------
                                                            1,465,063
                                                     ----------------
TOTAL COMMON STOCKS (COST $19,078,230)                     18,586,150
                                                     ----------------

                                          SHARE/PRINCIPAL
                                              AMOUNT
                                          ---------------
SHORT-TERM INVESTMENTS (5.9%)
SECURITY LENDING COLLATERAL (5.9%)
Bank of Montreal, Eurodollar Term,
  1.320%, 01/30/03......................     $203,520          203,520
Comerica Bank, Bank Note, 1.400%,
  11/19/03..............................       93,815           93,815
Dreyfus, Money Market Fund, 1.358%,
  01/02/03..............................       46,907           46,907
Galaxy Funding, Commercial Paper,
  1.353%, 02/07/03......................       46,907           46,907
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.363%, 01/02/03...........      187,629          187,629
Liberty Lighthouse Funding, Commercial
  Paper, 1.343%, 01/14/03...............       93,815           93,815
Merrill Lynch & Co., Triparty Corporate,
  1.353%, 01/02/03......................       93,815           93,815
Merrimac, Money Market Fund, 1.422%,
  01/02/03..............................      300,206          300,206
Parkland LLC, Medium Term Note, 1.410%,
  11/26/03..............................       46,907           46,907
Prefco, Commercial Paper, 1.313%,
  01/06/03..............................       93,815           93,815
                                                           -----------
                                                             1,207,336
                                                           -----------
TOTAL SHORT-TERM INVESTMENTS (COST $1,207,336)               1,207,336
                                                           -----------

TOTAL INVESTMENTS AT MARKET VALUE
(97.5%)
  (COST $20,285,566)                      $  19,793,486
OTHER ASSETS IN EXCESS OF LIABILITIES
(2.5%)                                          502,325
                                          -------------
NET ASSETS (100.0%)                       $  20,295,811
                                          =============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $20,724,167. Unrealized gains and losses, based on identified tax cost at December 31, 2002, are as follows:


Unrealized gains..................................  $  210,584
Unrealized losses.................................  (1,141,265)
                                                    ----------
  Net unrealized (loss)...........................  $ (930,681)
                                                    ==========

   *  Non-income producing security.

 ADR American Depository Receipt

 Category percentages are based on net assets.

120     See Notes to Financial Statements.

                      (This Page Intentionally Left Blank)

                                       See Notes to Financial Statements.    121

ING PARTNERS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                               ING ALGER                          ING AMERICAN        ING BARON
                           AGGRESSIVE GROWTH     ING ALGER      CENTURY SMALL CAP  SMALL CAP GROWTH
                               PORTFOLIO      GROWTH PORTFOLIO   VALUE PORTFOLIO      PORTFOLIO
                           -----------------  ----------------  -----------------  ----------------
ASSETS:
Investments, at market
  value (including
  securities on loan*)...    $ 88,573,257       $ 46,332,430       $8,211,793        $11,963,487
Cash.....................              --            817,610          447,788            806,119
Cash denominated in
  foreign currencies.....              --                 --               --                 --
Receivable for:
  Dividends and
    interest.............          23,408             43,793           14,607              1,838
  Investments sold.......              --                 --          169,765            118,172
  Fund shares sold.......             652             20,804            8,211             10,704
  Recoverable foreign
    taxes................              --                 --               --                 35
Gross unrealized gain on
  forward foreign
  currency exchange
  contracts..............              --                 --               --                 --
                             ------------       ------------       ----------        -----------
    Total Assets.........      88,597,317         47,214,637        8,852,164         12,900,355
                             ------------       ------------       ----------        -----------

LIABILITIES:
Payable for:
  Investments
    purchased............         344,246            159,828          314,058                 --
  Fund shares redeemed...         267,957                 --               --              1,958
  Collateral for
    securities loaned
    (Note 7).............      11,565,173          1,059,750          719,758          2,254,687
Due to custodian.........         787,410                 --               --                 --
Administrative services
  fees payable...........          13,676              7,918            2,471              3,534
Advisory fees payable....          58,124             31,673            6,178              7,510
Distribution plan fees
  payable................          15,718              9,491              114                427
Shareholder service fees
  payable................          15,946              9,557            1,421              2,090
Gross unrealized loss on
  forward foreign
  currency exchange
  contracts..............              --                 --               --                 --
                             ------------       ------------       ----------        -----------
      Total
        Liabilities......      13,068,250          1,278,217        1,044,000          2,270,206
                             ------------       ------------       ----------        -----------
NET ASSETS...............    $ 75,529,067       $ 45,936,420       $7,808,164        $10,630,149
                             ============       ============       ==========        ===========
NET ASSETS REPRESENTED
  BY:
Paid-in Capital..........    $105,751,421       $ 66,099,777       $8,932,145        $11,333,816
Net unrealized loss on
  investments and foreign
  currency related
  transactions...........      (1,152,688)          (337,908)        (622,991)          (162,651)
Undistributed net
  investment income
  (loss).................              --                 --            1,073                 --
Accumulated net realized
  loss...................     (29,069,666)       (19,825,449)        (502,063)          (541,016)
                             ------------       ------------       ----------        -----------
NET ASSETS...............    $ 75,529,067       $ 45,936,420       $7,808,164        $10,630,149
                             ============       ============       ==========        ===========
Cost of investments......    $ 89,725,945       $ 46,670,338       $8,834,784        $12,126,138
Cost of cash denominated
  in foreign
  currencies.............    $         --       $         --       $       --        $        --
*Securities on loan with
  market values of:......    $ 11,121,219       $  1,026,725       $  686,679        $ 2,154,563

CAPITAL SHARES, $.001 PAR
  VALUE:
Class I:
  Outstanding............         517,856             12,402           82,076             80,404
  Net Assets.............    $  2,644,098       $     82,060       $  669,342        $   705,509
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........    $       5.11       $       6.62       $     8.16        $      8.77
Class S:
  Outstanding............         218,240             48,696          775,676            889,798
  Net Assets.............    $  1,110,160       $    321,202       $6,324,063        $ 7,793,476
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........    $       5.09       $       6.60       $     8.15        $      8.76
Class ADV:
  Outstanding............      14,130,559          6,918,108          100,198            243,730
  Net Assets.............    $ 71,774,809       $ 45,533,158       $  814,759        $ 2,131,164
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........    $       5.08       $       6.58       $     8.13        $      8.74

122    See Notes to Financial Statements.

ING PARTNERS, INC.
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                              ING DSI                  ING GOLDMAN                  ING JPMORGAN       ING JPMORGAN
                           ENHANCED INDEX  SACHS-REGISTERED TRADEMARK- CAPITAL  FLEMING INTERNATIONAL  MID CAP VALUE
                             PORTFOLIO              GROWTH PORTFOLIO                  PORTFOLIO          PORTFOLIO
                           --------------  -----------------------------------  ---------------------  -------------
ASSETS:
Investments, at market
  value (including
  securities on loan*)...   $34,368,569                $ 90,686,143                 $ 269,581,803       $7,453,672
Cash.....................            --                     602,208                    22,116,136          400,900
Cash denominated in
  foreign currencies.....            --                          --                     3,375,137               --
Receivable for:
  Dividends and
    interest.............        60,827                     109,349                       288,106           12,940
  Investments sold.......     3,086,204                          --                        36,706           34,320
  Fund shares sold.......           217                       7,565                         2,410           25,185
  Recoverable foreign
    taxes................            --                          --                       403,165               --
Gross unrealized gain on
  forward foreign
  currency exchange
  contracts..............            --                          --                            --               --
                            -----------                ------------                 -------------       ----------
    Total Assets.........    37,515,817                  91,405,265                   295,803,463        7,927,017
                            -----------                ------------                 -------------       ----------

LIABILITIES:
Payable for:
  Investments
    purchased............            --                          --                            --           34,966
  Fund shares redeemed...         5,890                          --                    13,003,616               --
  Collateral for
    securities loaned
    (Note 7).............       895,900                   8,987,903                            --          568,900
Due to custodian.........     2,903,362                          --                            --               --
Administrative services
  fees payable...........         6,343                      14,487                        48,556            2,161
Advisory fees payable....        19,028                      61,569                       194,226            4,630
Distribution plan fees
  payable................           228                         923                           105               70
Shareholder service fees
  payable................         7,558                      19,497                           108            1,329
Gross unrealized loss on
  forward foreign
  currency exchange
  contracts..............            --                          --                            18               --
                            -----------                ------------                 -------------       ----------
      Total
        Liabilities......     3,838,309                   9,084,379                    13,246,629          612,056
                            -----------                ------------                 -------------       ----------
NET ASSETS...............   $33,677,508                $ 82,320,886                 $ 282,556,834       $7,314,961
                            ===========                ============                 =============       ==========
NET ASSETS REPRESENTED
  BY:
Paid-in Capital..........   $45,743,655                $119,052,593                 $ 466,848,170       $7,681,232
Net unrealized loss on
  investments and foreign
  currency related
  transactions...........    (8,209,891)                (24,563,994)                   (5,214,449)        (158,437)
Undistributed net
  investment income
  (loss).................       251,947                          --                     3,135,261               40
Accumulated net realized
  loss...................    (4,108,203)                (12,167,713)                 (182,212,148)        (207,874)
                            -----------                ------------                 -------------       ----------
NET ASSETS...............   $33,677,508                $ 82,320,886                 $ 282,556,834       $7,314,961
                            ===========                ============                 =============       ==========
Cost of investments......   $42,578,460                $115,250,137                 $ 274,885,285       $7,612,109
Cost of cash denominated
  in foreign
  currencies.............   $        --                $         --                 $   3,352,832       $       --
*Securities on loan with
  market values of:......   $   864,493                $  8,659,836                 $          --       $  542,600

CAPITAL SHARES, $.001 PAR
  VALUE:
Class I:
  Outstanding............        31,496                      20,644                    34,549,120          103,571
  Net Assets.............   $   198,535                $    173,389                 $ 282,053,515       $  956,713
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........   $      6.30                $       8.40                 $        8.16       $     9.24
Class S:
  Outstanding............     5,155,281                   9,307,805                         2,236          652,762
  Net Assets.............   $32,442,713                $ 78,023,327                 $      18,228       $6,027,039
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........   $      6.29                $       8.38                 $        8.15       $     9.23
Class ADV:
  Outstanding............       165,012                     490,662                        59,688           35,937
  Net Assets.............   $ 1,036,260                $  4,124,170                 $     485,091       $  331,209
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........   $      6.28                $       8.41                 $        8.13       $     9.22

                                  ING MFS            ING MFS
                           CAPITAL OPPORTUNITIES  GLOBAL GROWTH
                                 PORTFOLIO          PORTFOLIO
                           ---------------------  -------------
ASSETS:
Investments, at market
  value (including
  securities on loan*)...      $ 226,734,260       $ 9,044,042
Cash.....................                 --           625,890
Cash denominated in
  foreign currencies.....                 --                --
Receivable for:
  Dividends and
    interest.............            397,600             9,757
  Investments sold.......          4,276,219            73,197
  Fund shares sold.......             37,251               110
  Recoverable foreign
    taxes................             32,589             1,696
Gross unrealized gain on
  forward foreign
  currency exchange
  contracts..............                 --                 7
                               -------------       -----------
    Total Assets.........        231,477,919         9,754,699
                               -------------       -----------
LIABILITIES:
Payable for:
  Investments
    purchased............          1,493,404           179,567
  Fund shares redeemed...          1,221,435                 3
  Collateral for
    securities loaned
    (Note 7).............         15,567,177           288,015
Due to custodian.........             52,727             5,362
Administrative services
  fees payable...........             46,997             4,729
Advisory fees payable....            122,192             4,729
Distribution plan fees
  payable................                 11               130
Shareholder service fees
  payable................                 25             1,951
Gross unrealized loss on
  forward foreign
  currency exchange
  contracts..............                 --                22
                               -------------       -----------
      Total
        Liabilities......         18,503,968           484,508
                               -------------       -----------
NET ASSETS...............      $ 212,973,951       $ 9,270,191
                               =============       ===========
NET ASSETS REPRESENTED
  BY:
Paid-in Capital..........      $ 470,462,670       $10,890,738
Net unrealized loss on
  investments and foreign
  currency related
  transactions...........         (7,821,492)         (527,665)
Undistributed net
  investment income
  (loss).................            450,258            (9,095)
Accumulated net realized
  loss...................       (250,117,485)       (1,083,787)
                               -------------       -----------
NET ASSETS...............      $ 212,973,951       $ 9,270,191
                               =============       ===========
Cost of investments......      $ 234,560,566       $ 9,572,006
Cost of cash denominated
  in foreign
  currencies.............      $          --       $    (5,238)
*Securities on loan with
  market values of:......      $  14,512,457       $   276,906
CAPITAL SHARES, $.001 PAR
  VALUE:
Class I:
  Outstanding............         11,237,328            10,639
  Net Assets.............      $ 212,840,518       $    89,411
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........      $       18.94       $      8.40
Class S:
  Outstanding............              4,211         1,014,997
  Net Assets.............      $      79,545       $ 8,515,553
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........      $       18.89       $      8.39
Class ADV:
  Outstanding............              2,861            79,404
  Net Assets.............      $      53,888       $   665,227
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
    by shares
    outstanding).........      $       18.84       $      8.38

                                       See Notes to Financial Statements.    123

ING PARTNERS, INC.
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                              ING MFS        ING OPCAP      ING PIMCO        ING SALOMON
                              RESEARCH     BALANCED VALUE  TOTAL RETURN  BROTHERS AGGRESSIVE
                             PORTFOLIO       PORTFOLIO      PORTFOLIO     GROWTH PORTFOLIO
                           --------------  --------------  ------------  -------------------
ASSETS:
Investments, at market
  value (including
  securities on loan*)...  $  253,767,877   $104,807,091   $50,008,688     $  434,300,229
Cash.....................       5,510,779        243,838       845,685         58,476,517
Cash denominated in
  foreign currencies.....              49             --         5,145                 --
Receivable for:
  Dividends and
    interest.............         405,970        648,322       458,093            219,447
  Investments sold.......       1,540,477      1,317,212            --          3,356,607
  Fund shares sold.......              --          1,811        61,835              1,903
  Receivable for
    when-issued
    securities...........              --             --     6,704,141                 --
  Recoverable foreign
    taxes................          31,239             --            --             44,150
Gross unrealized gain on
  forward foreign
  currency exchange
  contracts..............             512             --        12,347                 --
                           --------------   ------------   -----------     --------------
    Total Assets.........     261,256,903    107,018,274    58,095,934        496,398,853
                           --------------   ------------   -----------     --------------

LIABILITIES:
Payable for:
  Investments
    purchased............       2,164,836        331,501     5,444,477          6,376,128
  Fund shares redeemed...         448,200         34,742        18,055          2,339,858
  Collateral for
    securities loaned
    (Note 7).............      13,134,944      1,964,000       121,000         34,386,793
  Payable for when-issued
    securities...........              --             --    14,111,000                 --
Due to custodian.........              --             --            --                 --
Options written, at value
  (premiums received of
  $232,409)..............              --             --       190,090                 --
Administrative services
  fees payable...........          31,964         18,274        11,173             52,503
Advisory fees payable....         149,164         73,094        15,961            282,692
Distribution plan fees
  payable................               8            341           987                110
Shareholder service fees
  payable................              10         24,768         6,432                112
Gross unrealized loss on
  forward foreign
  currency exchange
  contracts..............              --             --        83,997                 --
                           --------------   ------------   -----------     --------------
    Total Liabilities....      15,929,126      2,446,720    20,003,172         43,438,196
                           --------------   ------------   -----------     --------------
NET ASSETS...............  $  245,327,777   $104,571,554   $38,092,762     $  452,960,657
                           ==============   ============   ===========     ==============

NET ASSETS REPRESENTED
  BY:
Paid-in Capital..........  $  413,445,701   $143,473,915   $37,150,917     $  794,967,383
Net unrealized gain
  (loss) on investments,
  options and foreign
  currency related
  transactions...........     (22,020,921)    (5,626,536)      475,210        (19,482,689)
Undistributed net
  investment income......       1,496,452      2,691,551        34,945                 --
Accumulated net realized
  gain (loss)............    (147,593,455)   (35,967,376)      431,690       (322,524,037)
                           --------------   ------------   -----------     --------------
NET ASSETS...............  $  245,327,777   $104,571,554   $38,092,762     $  452,960,657
                           ==============   ============   ===========     ==============
Cost of investments......  $  275,793,412   $110,433,627   $49,301,552     $  453,790,983
Cost of cash denominated
  in foreign
  currencies.............  $           49   $         --   $    24,492     $           --
*Securities on loan with
  market values of:......  $   12,592,942   $  1,860,030   $   118,962     $   32,973,269

CAPITAL SHARES, $.001 PAR
  VALUE:
Class I:
  Outstanding............      40,426,235         20,291       760,535         17,170,677
  Net Assets.............  $  245,281,316   $    196,111   $ 8,026,257     $  452,465,456
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
      by shares
      outstanding).......  $         6.07   $       9.66   $     10.55     $        26.35
Class S:
  Outstanding............           1,258     10,649,812     2,387,971                248
  Net Assets.............  $        7,611   $102,619,435   $25,186,105     $        6,518
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
      by shares
      outstanding).......  $         6.05   $       9.64   $     10.55     $        26.28
Class ADV:
  Outstanding............           6,433        182,721       463,498             18,638
  Net Assets.............  $       38,850   $  1,756,008   $ 4,880,400     $      488,683
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
      by shares
      outstanding).......  $         6.04   $       9.61   $     10.53     $        26.22

124    See Notes to Financial Statements.

ING PARTNERS, INC.
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
DECEMBER 31, 2002
--------------------------------------------------------------------------------

                             ING SALOMON        ING SALOMON        ING T. ROWE           ING UBS         ING VAN KAMPEN
                           BROTHERS CAPITAL  BROTHERS INVESTORS    PRICE GROWTH       TACTICAL ASSET        COMSTOCK
                              PORTFOLIO       VALUE PORTFOLIO    EQUITY PORTFOLIO  ALLOCATION PORTFOLIO    PORTFOLIO
                           ----------------  ------------------  ----------------  --------------------  --------------
ASSETS:
Investments, at market
  value (including
  securities on loan*)...    $31,395,586        $50,210,513        $466,507,050        $15,641,726        $19,793,486
Cash.....................      5,942,902          3,098,127          10,812,068                 --          1,631,407
Cash denominated in
  foreign currencies.....             --                 --                  32                 --                 --
Receivable for:
  Dividends and
    interest.............         80,881            117,596             486,783             25,521             51,400
  Investments sold.......             --            134,159                  --                 --             15,274
  Fund shares sold.......            857                404              48,547              1,915             73,786
  Receivable for
    when-issued
    securities...........             --                 --                  --                 --                 --
  Recoverable foreign
    taxes................             --              1,753               9,160                 --                 --
Gross unrealized gain on
  forward foreign
  currency exchange
  contracts..............             --                 --                  --                 --                 --
                             -----------        -----------        ------------        -----------        -----------
    Total Assets.........     37,420,226         53,562,552         477,863,640         15,669,162         21,565,353
                             -----------        -----------        ------------        -----------        -----------

LIABILITIES:
Payable for:
  Investments
    purchased............        199,000              8,761                  --                 --             40,539
  Fund shares redeemed...         68,109             86,322             835,905             19,416              1,790
  Collateral for
    securities loaned
    (Note 7).............      1,679,930          1,832,808          31,967,234            492,600          1,207,336
  Payable for when-issued
    securities...........             --                 --                  --                 --                 --
Due to custodian.........             --                 --                  --             54,184                 --
Options written, at value
  (premiums received of
  $232,409)..............             --                 --                  --                 --                 --
Administrative services
  fees payable...........          6,256              8,900              58,059              2,635              5,829
Advisory fees payable....         28,152             35,599             232,236             11,852              9,903
Distribution plan fees
  payable................            100              1,037               2,788                  5                722
Shareholder service fees
  payable................          8,323             11,803               3,052              2,890              3,423
Gross unrealized loss on
  forward foreign
  currency exchange
  contracts..............             --                 --                  --                 --                 --
                             -----------        -----------        ------------        -----------        -----------
    Total Liabilities....      1,989,870          1,985,230          33,099,274            583,582          1,269,542
                             -----------        -----------        ------------        -----------        -----------
NET ASSETS...............    $35,430,356        $51,577,322        $444,764,366        $15,085,580        $20,295,811
                             ===========        ===========        ============        ===========        ===========

NET ASSETS REPRESENTED
  BY:
Paid-in Capital..........    $46,447,673        $62,980,668        $589,938,022        $19,442,390        $21,581,914
Net unrealized gain
  (loss) on investments,
  options and foreign
  currency related
  transactions...........     (8,917,877)        (7,739,317)        (52,830,992)        (3,766,418)          (492,080)
Undistributed net
  investment income......        734,702            367,177             911,739             45,986              1,633
Accumulated net realized
  gain (loss)............     (2,834,142)        (4,031,206)        (93,254,403)          (636,378)          (795,656)
                             -----------        -----------        ------------        -----------        -----------
NET ASSETS...............    $35,430,356        $51,577,322        $444,764,366        $15,085,580        $20,295,811
                             ===========        ===========        ============        ===========        ===========
Cost of investments......    $40,313,463        $57,949,830        $519,340,156        $19,408,144        $20,285,566
Cost of cash denominated
  in foreign
  currencies.............    $        --        $        --        $         47        $        --        $        --
*Securities on loan with
  market values of:......    $ 1,580,690        $ 1,780,008        $ 30,716,905        $   474,117        $ 1,161,349

CAPITAL SHARES, $.001 PAR
  VALUE:
Class I:
  Outstanding............          5,199              3,522          12,386,230             57,555            464,240
  Net Assets.............    $    62,401        $    35,109        $429,633,533        $ 1,377,968        $ 3,874,333
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
      by shares
      outstanding).......    $     12.00        $      9.97        $      34.69        $     23.94        $      8.35
Class S:
  Outstanding............      2,909,916          4,662,767              44,241            573,062          1,525,226
  Net Assets.............    $34,832,742        $46,344,968        $  1,530,097        $13,685,139        $12,722,553
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
      by shares
      outstanding).......    $     11.97        $      9.94        $      34.59        $     23.88        $      8.34
Class ADV:
  Outstanding............         44,816            524,713             394,201                944            444,575
  Net Assets.............    $   535,213        $ 5,197,245        $ 13,600,736        $    22,473        $ 3,698,925
  Net Asset Value,
    offering and
    redemption price per
    share
    (net assets divided
      by shares
      outstanding).......    $     11.94        $      9.90        $      34.50        $     23.81        $      8.32

                                       See Notes to Financial Statements.    125

ING PARTNERS, INC.
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

                               ING ALGER                          ING AMERICAN        ING BARON
                           AGGRESSIVE GROWTH     ING ALGER      CENTURY SMALL CAP  SMALL CAP GROWTH
                               PORTFOLIO      GROWTH PORTFOLIO   VALUE PORTFOLIO      PORTFOLIO
                           -----------------  ----------------  -----------------  ----------------
INVESTMENT INCOME:
Dividends................    $    274,088       $    413,668       $    63,873        $   4,324
Interest.................          29,352             14,894             3,709            6,263
                             ------------       ------------       -----------        ---------
                                  303,440            428,562            67,582           10,587
Foreign taxes withheld on
  dividends..............            (298)            (3,848)               --              (98)
Security lending
  income.................          17,589              2,592             1,733            1,489
                             ------------       ------------       -----------        ---------
      Total investment
        income...........         320,731            427,306            69,315           11,978
                             ------------       ------------       -----------        ---------

INVESTMENT EXPENSES:
Investment Advisory
  fee....................        (752,718)          (399,797)          (39,625)         (38,906)
Administrative services
  fees...................        (177,103)           (99,950)          (15,850)         (18,309)
Distribution plan
  fees--Class ADV........        (219,152)          (124,644)             (268)            (661)
Shareholder service
  fees--Class S..........            (937)              (247)           (9,079)         (10,264)
Shareholder service
  fees--Class ADV........        (219,152)          (124,644)             (268)            (661)
                             ------------       ------------       -----------        ---------
      Total expenses.....      (1,369,062)          (749,282)          (65,090)         (68,801)
                             ------------       ------------       -----------        ---------
Net investment income
  (loss).................      (1,048,331)          (321,976)            4,225          (56,823)
                             ------------       ------------       -----------        ---------

NET REALIZED AND
  UNREALIZED GAIN (LOSS):
Net realized gain (loss)
  on:
  Sales of investments...     (28,870,347)       (19,779,872)         (478,907)        (541,016)
  Futures contracts,
    foreign currency and
    forward foreign
    currency exchange
    contracts............              --                 --           (23,156)              --
                             ------------       ------------       -----------        ---------
  Net realized loss on
    investments, futures
    contracts, foreign
    currency and forward
    foreign currency
    exchange contracts...     (28,870,347)       (19,779,872)         (502,063)        (541,016)
                             ------------       ------------       -----------        ---------

Net change in unrealized
  gain or (loss) on:
  Investments............      (2,025,982)          (107,453)         (622,991)        (162,651)
  Foreign currency and
    forward foreign
    currency exchange
    contracts............              --                 --                --               --
                             ------------       ------------       -----------        ---------
  Net change in
    unrealized gain or
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange contracts...      (2,025,982)          (107,453)         (622,991)        (162,651)
                             ------------       ------------       -----------        ---------
Net realized and change
  in unrealized gain
  (loss) on investments,
  foreign currency and
  forward foreign
  currency exchange
  contracts..............     (30,896,329)       (19,887,325)       (1,125,054)        (703,667)
                             ------------       ------------       -----------        ---------
Net decrease in net
  assets resulting from
  operations.............    $(31,944,660)      $(20,209,301)      $(1,120,829)       $(760,490)
                             ============       ============       ===========        =========

126    See Notes to Financial Statements.

ING PARTNERS, INC.
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE PERIOD ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

                              ING DSI                  ING GOLDMAN                  ING JPMORGAN       ING JPMORGAN
                           ENHANCED INDEX  SACHS-REGISTERED TRADEMARK- CAPITAL  FLEMING INTERNATIONAL  MID CAP VALUE
                             PORTFOLIO              GROWTH PORTFOLIO                  PORTFOLIO          PORTFOLIO
                           --------------  -----------------------------------  ---------------------  -------------
INVESTMENT INCOME:
Dividends................   $    713,688               $  1,164,016                 $  6,058,287         $  63,362
Interest.................          1,113                     19,156                      109,694             2,129
                            ------------               ------------                 ------------         ---------
                                 714,801                  1,183,172                    6,167,981            65,491
Foreign taxes withheld on
  dividends..............         (1,667)                    (3,702)                    (739,888)               --
Security lending
  income.................          1,052                      4,475                       64,614               400
                            ------------               ------------                 ------------         ---------
      Total investment
        income...........        714,186                  1,183,945                    5,492,707            65,891
                            ------------               ------------                 ------------         ---------

INVESTMENT EXPENSES:
Investment Advisory
  fee....................       (264,048)                  (824,633)                  (2,663,598)          (28,719)
Administrative services
  fees...................        (88,017)                  (194,032)                    (665,899)          (13,402)
Distribution plan
  fees--Class ADV........           (377)                    (3,752)                        (274)             (255)
Shareholder service
  fees--Class S..........       (109,417)                  (238,696)                         (31)           (8,812)
Shareholder service
  fees--Class ADV........           (377)                    (3,752)                        (274)             (255)
                            ------------               ------------                 ------------         ---------
      Total expenses.....       (462,236)                (1,264,865)                  (3,330,076)          (51,443)
                            ------------               ------------                 ------------         ---------
Net investment income
  (loss).................        251,950                    (80,920)                   2,162,631            14,448
                            ------------               ------------                 ------------         ---------

NET REALIZED AND
  UNREALIZED GAIN (LOSS):
Net realized gain (loss)
  on:
  Sales of investments...     (4,108,242)               (10,896,556)                 (72,957,718)         (207,874)
  Futures contracts,
    foreign currency and
    forward foreign
    currency exchange
    contracts............             --                         --                    2,163,358                --
                            ------------               ------------                 ------------         ---------
  Net realized loss on
    investments, futures
    contracts, foreign
    currency and forward
    foreign currency
    exchange contracts...     (4,108,242)               (10,896,556)                 (70,794,360)         (207,874)
                            ------------               ------------                 ------------         ---------

Net change in unrealized
  gain or (loss) on:
  Investments............     (7,833,431)               (16,553,793)                  16,473,853          (158,437)
  Foreign currency and
    forward foreign
    currency exchange
    contracts............             --                         --                     (454,671)               --
                            ------------               ------------                 ------------         ---------
  Net change in
    unrealized gain or
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange contracts...     (7,833,431)               (16,553,793)                  16,019,182          (158,437)
                            ------------               ------------                 ------------         ---------
Net realized and change
  in unrealized gain
  (loss) on investments,
  foreign currency and
  forward foreign
  currency exchange
  contracts..............    (11,941,673)               (27,450,349)                 (54,775,178)         (366,311)
                            ------------               ------------                 ------------         ---------
Net decrease in net
  assets resulting from
  operations.............   $(11,689,723)              $(27,531,269)                $(52,612,547)        $(351,863)
                            ============               ============                 ============         =========

                                  ING MFS            ING MFS
                           CAPITAL OPPORTUNITIES  GLOBAL GROWTH
                                 PORTFOLIO          PORTFOLIO
                           ---------------------  -------------
INVESTMENT INCOME:
Dividends................      $   2,875,707       $    95,091
Interest.................            100,566             4,873
                               -------------       -----------
                                   2,976,273            99,964
Foreign taxes withheld on
  dividends..............            (17,157)           (8,226)
Security lending
  income.................             37,073               674
                               -------------       -----------
      Total investment
        income...........          2,996,189            92,412
                               -------------       -----------
INVESTMENT EXPENSES:
Investment Advisory
  fee....................         (1,791,513)          (36,508)
Administrative services
  fees...................           (689,044)          (36,508)
Distribution plan
  fees--Class ADV........                (67)             (343)
Shareholder service
  fees--Class S..........                (90)          (14,719)
Shareholder service
  fees--Class ADV........                (67)             (343)
                               -------------       -----------
      Total expenses.....         (2,480,781)          (88,421)
                               -------------       -----------
Net investment income
  (loss).................            515,408             3,991
                               -------------       -----------
NET REALIZED AND
  UNREALIZED GAIN (LOSS):
Net realized gain (loss)
  on:
  Sales of investments...       (117,614,545)       (1,083,787)
  Futures contracts,
    foreign currency and
    forward foreign
    currency exchange
    contracts............            (67,161)          (23,319)
                               -------------       -----------
  Net realized loss on
    investments, futures
    contracts, foreign
    currency and forward
    foreign currency
    exchange contracts...       (117,681,706)       (1,107,106)
                               -------------       -----------
Net change in unrealized
  gain or (loss) on:
  Investments............         13,344,027          (527,964)
  Foreign currency and
    forward foreign
    currency exchange
    contracts............              3,457               299
                               -------------       -----------
  Net change in
    unrealized gain or
    (loss) on
    investments, foreign
    currency and forward
    foreign currency
    exchange contracts...         13,347,484          (527,665)
                               -------------       -----------
Net realized and change
  in unrealized gain
  (loss) on investments,
  foreign currency and
  forward foreign
  currency exchange
  contracts..............       (104,334,222)       (1,634,771)
                               -------------       -----------
Net decrease in net
  assets resulting from
  operations.............      $(103,818,814)      $(1,630,780)
                               =============       ===========

                                       See Notes to Financial Statements.    127

ING PARTNERS, INC.
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE PERIOD ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

                             ING MFS       ING OPCAP      ING PIMCO        ING SALOMON
                             RESEARCH    BALANCED VALUE  TOTAL RETURN  BROTHERS AGGRESSIVE
                            PORTFOLIO      PORTFOLIO      PORTFOLIO     GROWTH PORTFOLIO
                           ------------  --------------  ------------  -------------------
INVESTMENT INCOME:
Dividends................  $  4,108,336   $  1,490,581   $         --     $   2,819,582
Interest.................        90,366      2,586,648        604,904           251,348
                           ------------   ------------   ------------     -------------
                              4,198,702      4,077,229        604,904         3,070,930
Foreign taxes withheld on
  dividends..............       (32,089)        (9,736)            --           (32,522)
Security lending
  income.................        14,457          9,413          1,220            30,917
                           ------------   ------------   ------------     -------------
      Total investment
        income...........     4,181,070      4,076,906        606,124         3,069,325
                           ------------   ------------   ------------     -------------

INVESTMENT EXPENSES:
Investment Advisory
  fee....................    (2,170,044)    (1,050,989)       (81,301)       (4,164,420)
Administrative services
  fees...................      (465,009)      (262,765)       (56,911)         (783,510)
Distribution plan
  fees--Class ADV........           (49)        (1,431)        (2,887)             (363)
Shareholder service
  fees--Class S..........           (22)      (326,863)       (32,531)              (20)
Shareholder service
  fees--Class ADV........           (49)        (1,431)        (2,887)             (363)
                           ------------   ------------   ------------     -------------
      Total expenses.....    (2,635,173)    (1,643,479)      (176,517)       (4,948,676)
                           ------------   ------------   ------------     -------------
Net investment income
  (loss).................     1,545,897      2,433,427        429,607        (1,879,351)
                           ------------   ------------   ------------     -------------

NET REALIZED AND
  UNREALIZED GAIN (LOSS):
Net realized gain (loss)
  on:
  Sales of investments...   (75,250,384)   (35,927,878)     1,170,808      (216,026,723)
  Interest rate swap
    contracts............            --             --        (29,350)               --
  Options, foreign
    currency and forward
    foreign currency
    exchange contracts...       (49,445)            --       (183,586)          (43,370)
                           ------------   ------------   ------------     -------------
  Net realized gain
    (loss) on
    investments, options,
    foreign currency and
    forward foreign
    currency exchange
    contracts............   (75,299,829)   (35,927,878)       957,872      (216,070,093)
                           ------------   ------------   ------------     -------------

Net change in unrealized
  gain or (loss) on:
  Investments............   (18,081,488)      (523,754)       707,136       (56,038,755)
  Foreign currency and
    forward foreign
    currency exchange
    contracts............         3,634             --       (231,926)            6,731
                           ------------   ------------   ------------     -------------
  Net change in
    unrealized gain or
    (loss) on
    investments, options,
    foreign currency and
    forward foreign
    currency exchange
    contracts............   (18,077,854)      (523,754)       475,210       (56,032,024)
                           ------------   ------------   ------------     -------------
Net realized and change
  in unrealized gain
  (loss) on investments,
  options, foreign
  currency and forward
  foreign currency
  exchange contracts.....   (93,377,683)   (36,451,632)     1,433,082      (272,102,117)
                           ------------   ------------   ------------     -------------
Net increase (decrease)
  in net assets resulting
  from operations........  $(91,831,786)  $(34,018,205)  $  1,862,689     $(273,981,468)
                           ============   ============   ============     =============

128    See Notes to Financial Statements.

ING PARTNERS, INC.
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE PERIOD ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

                             ING SALOMON        ING SALOMON        ING T. ROWE           ING UBS         ING VAN KAMPEN
                           BROTHERS CAPITAL  BROTHERS INVESTORS    PRICE GROWTH       TACTICAL ASSET        COMSTOCK
                              PORTFOLIO       VALUE PORTFOLIO    EQUITY PORTFOLIO  ALLOCATION PORTFOLIO    PORTFOLIO
                           ----------------  ------------------  ----------------  --------------------  --------------
INVESTMENT INCOME:
Dividends................    $    321,221       $    962,404      $   4,771,858        $   260,487        $   181,358
Interest.................         822,591             67,238            120,341                463              6,692
                             ------------       ------------      -------------        -----------        -----------
                                1,143,812          1,029,642          4,892,199            260,950            188,050
Foreign taxes withheld on
  dividends..............          (5,788)           (10,825)           (65,042)              (629)            (1,519)
Security lending
  income.................          10,281              3,573             32,730                451                367
                             ------------       ------------      -------------        -----------        -----------
      Total investment
        income...........       1,148,305          1,022,390          4,859,887            260,772            186,898
                             ------------       ------------      -------------        -----------        -----------

INVESTMENT EXPENSES:
Investment Advisory
  fee....................        (365,335)          (417,456)        (3,020,688)          (144,136)           (44,754)
Administrative services
  fees...................         (81,216)          (104,369)          (755,172)           (32,031)           (26,136)
Distribution plan
  fees--Class ADV........            (349)            (2,951)           (10,734)               (44)            (1,028)
Shareholder service
  fees--Class S..........        (101,071)          (127,485)            (1,160)           (38,620)           (15,466)
Shareholder service
  fees--Class ADV........            (349)            (2,951)           (10,734)               (44)            (1,028)
                             ------------       ------------      -------------        -----------        -----------
      Total expenses.....        (548,320)          (655,212)        (3,798,488)          (214,875)           (88,412)
                             ------------       ------------      -------------        -----------        -----------
Net investment income
  (loss).................         599,985            367,178          1,061,399             45,897             98,486
                             ------------       ------------      -------------        -----------        -----------

NET REALIZED AND
  UNREALIZED GAIN (LOSS):
Net realized gain (loss)
  on:
  Sales of investments...      (2,764,084)        (4,031,206)       (40,885,383)          (603,941)          (795,656)
  Interest rate swap
    contracts............              --                 --                 --                 --                 --
  Options, foreign
    currency and forward
    foreign currency
    exchange contracts...             (15)                --           (146,304)                --                 --
                             ------------       ------------      -------------        -----------        -----------
  Net realized gain
    (loss) on
    investments, options,
    foreign currency and
    forward foreign
    currency exchange
    contracts............      (2,764,099)        (4,031,206)       (41,031,687)          (603,941)          (795,656)
                             ------------       ------------      -------------        -----------        -----------

Net change in unrealized
  gain or (loss) on:
  Investments............      (9,946,472)       (10,262,322)       (99,537,033)        (3,652,964)          (492,080)
  Foreign currency and
    forward foreign
    currency exchange
    contracts............              --                 --              2,009                 --                 --
                             ------------       ------------      -------------        -----------        -----------
  Net change in
    unrealized gain or
    (loss) on
    investments, options,
    foreign currency and
    forward foreign
    currency exchange
    contracts............      (9,946,472)       (10,262,322)       (99,535,024)        (3,652,964)          (492,080)
                             ------------       ------------      -------------        -----------        -----------
Net realized and change
  in unrealized gain
  (loss) on investments,
  options, foreign
  currency and forward
  foreign currency
  exchange contracts.....     (12,710,571)       (14,293,528)      (140,566,711)        (4,256,905)        (1,287,736)
                             ------------       ------------      -------------        -----------        -----------
Net increase (decrease)
  in net assets resulting
  from operations........    $(12,110,586)      $(13,926,350)     $(139,505,312)       $(4,211,008)       $(1,189,250)
                             ============       ============      =============        ===========        ===========

                                       See Notes to Financial Statements.    129

ING PARTNERS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                 ING ALGER AGGRESSIVE
                           ING ALGER AGGRESSIVE    GROWTH PORTFOLIO
                             GROWTH PORTFOLIO    FOR THE PERIOD FROM
                                YEAR ENDED       DECEMBER 10, 2001 TO
                            DECEMBER 31, 2002     DECEMBER 31, 2001
                           --------------------  --------------------
FROM OPERATIONS:
Net investment income
  (loss).................      $ (1,048,331)         $   (61,654)
Net realized gain (loss)
  on investments, futures
  contracts, foreign
  currency and forward
  foreign currency
  exchange contracts.....       (28,870,347)            (145,857)
Net change in unrealized
  gain or (loss) on
  investments, foreign
  currency and forward
  foreign currency
  exchange contracts.....        (2,025,982)             873,294
                               ------------          -----------
Net increase (decrease)
  in net assets resulting
  from operations........       (31,944,660)             665,783
                               ------------          -----------

DISTRIBUTIONS TO
  SHAREHOLDERS:
Class I:
  From net investment
    income...............                --                   --
  From net realized
    gains................                --                   --
Class S:
  From net investment
    income...............                --                   --
  From net realized
    gains................                --                   --
Class ADV:
  From net investment
    income...............                --                   --
                               ------------          -----------
  Decrease in net assets
    from distributions to
    shareholders.........                --                   --
                               ------------          -----------
FUND SHARE TRANSACTIONS:
Class I:
  Proceeds from shares
    sold.................         2,779,531               10,000
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                --                   --
  Payments for shares
    redeemed.............           (40,451)                  --
Class S:
  Proceeds from shares
    sold.................         1,320,749               10,000
  Contributions from
    Transfer-In-Kind.....                --                   --
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                --                   --
  Payments for shares
    redeemed.............          (129,402)                  --
Class ADV:
  Proceeds from shares
    sold.................        39,113,624            1,212,761
  Contributions from
    Transfer-In-Kind.....                --           79,873,306
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                --                   --
  Payments for shares
    redeemed.............       (16,589,592)            (752,582)
                               ------------          -----------
Net increase in net
  assets from fund share
  transactions...........        26,454,459           80,353,485
                               ------------          -----------
Net change in net
  assets.................        (5,490,201)          81,019,268

NET ASSETS:
Beginning of year........        81,019,268                   --
                               ------------          -----------
End of year..............      $ 75,529,067          $81,019,268
                               ============          ===========
End of period net assets
  includes undistributed
  net investment
  income.................      $         --          $        --
                               ============          ===========

130    See Notes to Financial Statements.

ING PARTNERS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                   ING ALGER          ING AMERICAN CENTURY     ING BARON SMALL CAP
                               ING ALGER        GROWTH PORTFOLIO    SMALL CAP VALUE PORTFOLIO   GROWTH PORTFOLIO
                           GROWTH PORTFOLIO   FOR THE PERIOD FROM      FOR THE PERIOD FROM     FOR THE PERIOD FROM
                              YEAR ENDED      DECEMBER 10, 2001 TO       MAY 1, 2002 TO          MAY 1, 2002 TO
                           DECEMBER 31, 2002   DECEMBER 31, 2001        DECEMBER 31, 2002       DECEMBER 31, 2002
                           -----------------  --------------------  -------------------------  -------------------
FROM OPERATIONS:
Net investment income
  (loss).................    $   (321,976)        $    (1,322)             $     4,225             $   (56,823)
Net realized gain (loss)
  on investments, futures
  contracts, foreign
  currency and forward
  foreign currency
  exchange contracts.....     (19,779,872)            (45,577)                (502,063)               (541,016)
Net change in unrealized
  gain or (loss) on
  investments, foreign
  currency and forward
  foreign currency
  exchange contracts.....        (107,453)           (230,455)                (622,991)               (162,651)
                             ------------         -----------              -----------             -----------
Net increase (decrease)
  in net assets resulting
  from operations........     (20,209,301)           (277,354)              (1,120,829)               (760,490)
                             ------------         -----------              -----------             -----------

DISTRIBUTIONS TO
  SHAREHOLDERS:
Class I:
  From net investment
    income...............              --                  --                     (968)                     --
  From net realized
    gains................              --                  --                       --                      --
Class S:
  From net investment
    income...............              --                  --                   (1,381)                     --
  From net realized
    gains................              --                  --                       --                      --
Class ADV:
  From net investment
    income...............              --                  --                     (803)                     --
                             ------------         -----------              -----------             -----------
  Decrease in net assets
    from distributions to
    shareholders.........              --                  --                   (3,152)                     --
                             ------------         -----------              -----------             -----------
FUND SHARE TRANSACTIONS:
Class I:
  Proceeds from shares
    sold.................          78,402              10,000                  774,777                 774,742
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........              --                  --                      968                      --
  Payments for shares
    redeemed.............             (79)                 --                  (49,356)                (43,287)
Class S:
  Proceeds from shares
    sold.................         361,800              10,000                8,473,924               9,590,993
  Contributions from
    Transfer-In-Kind.....              --                  --                       --                      --
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........              --                  --                    1,381                      --
  Payments for shares
    redeemed.............         (24,108)                 --               (1,110,004)             (1,122,402)
Class ADV:
  Proceeds from shares
    sold.................      40,080,042             429,960                  839,737               2,220,146
  Contributions from
    Transfer-In-Kind.....              --          39,758,787                       --                      --
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........              --                  --                      803                      --
  Payments for shares
    redeemed.............     (12,689,495)         (1,592,234)                     (85)                (29,553)
                             ------------         -----------              -----------             -----------
Net increase in net
  assets from fund share
  transactions...........      27,806,562          38,616,513                8,932,145              11,390,639
                             ------------         -----------              -----------             -----------
Net change in net
  assets.................       7,597,261          38,339,159                7,808,164              10,630,149

NET ASSETS:
Beginning of year........      38,339,159                  --                       --                      --
                             ------------         -----------              -----------             -----------
End of year..............    $ 45,936,420         $38,339,159              $ 7,808,164             $10,630,149
                             ============         ===========              ===========             ===========
End of period net assets
  includes undistributed
  net investment
  income.................    $         --         $        --              $     1,073             $        --
                             ============         ===========              ===========             ===========

                                                ING DSI ENHANCED
                           ING DSI ENHANCED     INDEX PORTFOLIO
                            INDEX PORTFOLIO   FOR THE PERIOD FROM
                              YEAR ENDED      DECEMBER 10, 2001 TO
                           DECEMBER 31, 2002   DECEMBER 31, 2001
                           -----------------  --------------------
FROM OPERATIONS:
Net investment income
  (loss).................    $    251,950         $    11,649
Net realized gain (loss)
  on investments, futures
  contracts, foreign
  currency and forward
  foreign currency
  exchange contracts.....      (4,108,242)                461
Net change in unrealized
  gain or (loss) on
  investments, foreign
  currency and forward
  foreign currency
  exchange contracts.....      (7,833,431)           (376,460)
                             ------------         -----------
Net increase (decrease)
  in net assets resulting
  from operations........     (11,689,723)           (364,350)
                             ------------         -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
Class I:
  From net investment
    income...............             (82)                 --
  From net realized
    gains................              (3)                 --
Class S:
  From net investment
    income...............         (11,344)                 --
  From net realized
    gains................            (611)                 --
Class ADV:
  From net investment
    income...............              (1)                 --
                             ------------         -----------
  Decrease in net assets
    from distributions to
    shareholders.........         (12,041)                 --
                             ------------         -----------
FUND SHARE TRANSACTIONS:
Class I:
  Proceeds from shares
    sold.................         298,731              10,000
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........              85                  --
  Payments for shares
    redeemed.............        (109,280)                 --
Class S:
  Proceeds from shares
    sold.................      13,807,451             278,524
  Contributions from
    Transfer-In-Kind.....              --          44,350,779
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........          11,955                  --
  Payments for shares
    redeemed.............     (13,637,529)           (337,948)
Class ADV:
  Proceeds from shares
    sold.................       1,093,445              10,000
  Contributions from
    Transfer-In-Kind.....              --                  --
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........               1                  --
  Payments for shares
    redeemed.............         (32,592)                 --
                             ------------         -----------
Net increase in net
  assets from fund share
  transactions...........       1,432,267          44,311,355
                             ------------         -----------
Net change in net
  assets.................     (10,269,497)         43,947,005
NET ASSETS:
Beginning of year........      43,947,005                  --
                             ------------         -----------
End of year..............    $ 33,677,508         $43,947,005
                             ============         ===========
End of period net assets
  includes undistributed
  net investment
  income.................    $    251,947         $    11,649
                             ============         ===========

                                       See Notes to Financial Statements.    131

ING PARTNERS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                 ING ALGER AGGRESSIVE
                           ING ALGER AGGRESSIVE    GROWTH PORTFOLIO
                             GROWTH PORTFOLIO    FOR THE PERIOD FROM
                                YEAR ENDED       DECEMBER 10, 2001 TO
                            DECEMBER 31, 2002     DECEMBER 31, 2001
                           --------------------  --------------------
SHARE TRANSACTIONS:
Class I:
  Number of shares
    sold.................            524,123                 1,403
  Number of shares issued
    upon reinvestment of
    distributions........                 --                    --
  Number of shares
    redeemed.............             (7,670)                   --
                             ---------------       ---------------
Net increase.............            516,453                 1,403
                             ===============       ===============
Class S:
  Number of shares
    sold.................            241,624                 1,403
  Number of shares issued
    upon reinvestment of
    distributions........                 --                    --
  Shares issued from
    Transfer-In-Kind.....                 --                    --
  Number of shares
    redeemed.............            (24,787)                   --
                             ---------------       ---------------
Net increase
  (decrease).............            216,837                 1,403
                             ===============       ===============
Class ADV:
  Number of shares
    sold.................          5,936,525               169,398
  Number of shares issued
    upon reinvestment of
    distributions........                 --                    --
  Shares issued from
    Transfer-In-Kind.....                 --            11,047,484
  Number of shares
    redeemed.............         (2,919,806)             (103,042)
                             ---------------       ---------------
Net increase.............          3,016,719            11,113,840
                             ===============       ===============

132    See Notes to Financial Statements.

ING PARTNERS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                   ING ALGER          ING AMERICAN CENTURY     ING BARON SMALL CAP
                               ING ALGER        GROWTH PORTFOLIO    SMALL CAP VALUE PORTFOLIO   GROWTH PORTFOLIO
                           GROWTH PORTFOLIO   FOR THE PERIOD FROM      FOR THE PERIOD FROM     FOR THE PERIOD FROM
                              YEAR ENDED      DECEMBER 10, 2001 TO       MAY 1, 2002 TO          MAY 1, 2002 TO
                           DECEMBER 31, 2002   DECEMBER 31, 2001        DECEMBER 31, 2002       DECEMBER 31, 2002
                           -----------------  --------------------  -------------------------  -------------------
SHARE TRANSACTIONS:
Class I:
  Number of shares
    sold.................           11,388                1,026                    88,183                85,419
  Number of shares issued
    upon reinvestment of
    distributions........               --                   --                       119                    --
  Number of shares
    redeemed.............              (12)                  --                    (6,226)               (5,015)
                            --------------      ---------------         -----------------        --------------
Net increase.............           11,376                1,026                    82,076                80,404
                            ==============      ===============         =================        ==============
Class S:
  Number of shares
    sold.................           51,169                1,026                   899,470             1,018,922
  Number of shares issued
    upon reinvestment of
    distributions........               --                   --                       170                    --
  Shares issued from
    Transfer-In-Kind.....               --                   --                        --                    --
  Number of shares
    redeemed.............           (3,499)                  --                  (123,964)             (129,124)
                            --------------      ---------------         -----------------        --------------
Net increase
  (decrease).............           47,670                1,026                   775,676               889,798
                            ==============      ===============         =================        ==============
Class ADV:
  Number of shares
    sold.................        4,596,615               43,992                   100,109               247,123
  Number of shares issued
    upon reinvestment of
    distributions........               --                   --                        99                    --
  Shares issued from
    Transfer-In-Kind.....               --            4,007,942                        --                    --
  Number of shares
    redeemed.............       (1,568,503)            (161,938)                      (10)               (3,393)
                            --------------      ---------------         -----------------        --------------
Net increase.............        3,028,112            3,889,996                   100,198               243,730
                            ==============      ===============         =================        ==============

                                                ING DSI ENHANCED
                           ING DSI ENHANCED     INDEX PORTFOLIO
                            INDEX PORTFOLIO   FOR THE PERIOD FROM
                              YEAR ENDED      DECEMBER 10, 2001 TO
                           DECEMBER 31, 2002   DECEMBER 31, 2001
                           -----------------  --------------------
SHARE TRANSACTIONS:
Class I:
  Number of shares
    sold.................           47,086                1,235
  Number of shares issued
    upon reinvestment of
    distributions........               12                   --
  Number of shares
    redeemed.............          (16,837)                  --
                            --------------      ---------------
Net increase.............           30,261                1,235
                            ==============      ===============
Class S:
  Number of shares
    sold.................        1,794,541               34,156
  Number of shares issued
    upon reinvestment of
    distributions........            1,774                   --
  Shares issued from
    Transfer-In-Kind.....               --            5,390,940
  Number of shares
    redeemed.............       (2,024,553)             (41,577)
                            --------------      ---------------
Net increase
  (decrease).............         (228,238)           5,383,519
                            ==============      ===============
Class ADV:
  Number of shares
    sold.................          168,841                1,235
  Number of shares issued
    upon reinvestment of
    distributions........               --                   --
  Shares issued from
    Transfer-In-Kind.....               --                   --
  Number of shares
    redeemed.............           (5,064)                  --
                            --------------      ---------------
Net increase.............          163,777                1,235
                            ==============      ===============

                                       See Notes to Financial Statements.    133

ING PARTNERS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                    ING GOLDMAN SACHS-REGISTERED TRADEMARK-
                           ING GOLDMAN SACHS-REGISTERED TRADEMARK-         CAPITAL GROWTH PORTFOLIO
                                  CAPITAL GROWTH PORTFOLIO                    FOR THE PERIOD FROM
                                         YEAR ENDED                          DECEMBER 10, 2001 TO
                                      DECEMBER 31, 2002                        DECEMBER 31, 2001
                           ---------------------------------------  ---------------------------------------
FROM OPERATIONS:
Net investment income
  (loss).................               $    (80,920)                            $      4,397
Net realized loss on
  investments, foreign
  currency and forward
  foreign currency
  exchange contracts.....                (10,896,556)                              (1,271,157)
Net change in unrealized
  gain or (loss) on
  investments, foreign
  currency and forward
  foreign currency
  exchange contracts.....                (16,553,793)                                 479,010
                                        ------------                             ------------
Net decrease in net
  assets resulting from
  operation..............                (27,531,269)                                (787,750)
                                        ------------                             ------------

DISTRIBUTIONS TO
  SHAREHOLDERS:
Class I:
  From net investment
    income...............                         (8)                                      --
  From net realized
    gains................                         --                                       --
Class S:
  From net investment
    income...............                     (4,059)                                      --
Class ADV:
  From net investment
    income...............                       (330)                                      --
                                        ------------                             ------------
  Decrease in net assets
    from distributions to
    shareholders.........                     (4,397)                                      --
                                        ------------                             ------------
FUND SHARE TRANSACTIONS:
Class I:
  Proceeds from shares
    sold.................                    170,205                                   10,000
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                          8                                       --
  Payments for shares
    redeemed.............                     (1,831)                                      --
Class S:
  Proceeds from shares
    sold.................                 24,150,551                                  373,309
  Contributions from
    Transfer-In-Kind.....                         --                              104,560,191
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                      4,059                                       --
  Payments for shares
    redeemed.............                (21,787,636)                              (1,027,510)
Class ADV:
  Proceeds from shares
    sold.................                  7,293,143                                   10,000
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                        330                                       --
  Payments for shares
    redeemed.............                 (3,110,517)                                      --
                                        ------------                             ------------
Net increase (decrease)
  in net assets from fund
  share transactions.....                  6,718,312                              103,925,990
                                        ------------                             ------------
Net change in net
  assets.................                (20,817,354)                             103,138,240

NET ASSETS:
Beginning of year........                103,138,240                                       --
                                        ------------                             ------------
End of year..............               $ 82,320,886                             $103,138,240
                                        ============                             ============
End of period net assets
  includes undistributed
  net investment income
  (loss).................               $         --                             $      4,397
                                        ============                             ============

134    See Notes to Financial Statements.

ING PARTNERS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                  ING JPMORGAN
                                    ING JPMORGAN                     ING JPMORGAN            MID CAP VALUE PORTFOLIO
                           FLEMING INTERNATIONAL PORTFOLIO  FLEMING INTERNATIONAL PORTFOLIO    FOR THE PERIOD FROM
                                     YEAR ENDED                       YEAR ENDED                 MAY 1, 2002 TO
                                  DECEMBER 31, 2002                DECEMBER 31, 2001            DECEMBER 31, 2002
                           -------------------------------  -------------------------------  -----------------------
FROM OPERATIONS:
Net investment income
  (loss).................          $     2,162,631                  $     1,951,627                $   14,448
Net realized loss on
  investments, foreign
  currency and forward
  foreign currency
  exchange contracts.....              (70,794,360)                    (110,283,392)                 (207,874)
Net change in unrealized
  gain or (loss) on
  investments, foreign
  currency and forward
  foreign currency
  exchange contracts.....               16,019,182                      (33,488,297)                 (158,437)
                                   ---------------                  ---------------                ----------
Net decrease in net
  assets resulting from
  operation..............              (52,612,547)                    (141,820,062)                 (351,863)
                                   ---------------                  ---------------                ----------

DISTRIBUTIONS TO
  SHAREHOLDERS:
Class I:
  From net investment
    income...............               (1,928,052)                      (1,367,674)                   (2,987)
  From net realized
    gains................                       --                     (109,754,710)                       --
Class S:
  From net investment
    income...............                      (79)                              --                   (10,849)
Class ADV:
  From net investment
    income...............                     (229)                              --                      (572)
                                   ---------------                  ---------------                ----------
  Decrease in net assets
    from distributions to
    shareholders.........               (1,928,360)                    (111,122,384)                  (14,408)
                                   ---------------                  ---------------                ----------
FUND SHARE TRANSACTIONS:
Class I:
  Proceeds from shares
    sold.................            1,452,017,194                    1,202,810,557                 1,096,712
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                1,928,052                      111,122,360                     2,987
  Payments for shares
    redeemed.............           (1,487,349,970)                  (1,248,938,575)                 (144,714)
Class S:
  Proceeds from shares
    sold.................                   10,758                           10,014                 6,714,734
  Contributions from
    Transfer-In-Kind.....                       --                               --                        --
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                       79                               --                    10,849
  Payments for shares
    redeemed.............                     (261)                             (10)                 (335,325)
Class ADV:
  Proceeds from shares
    sold.................                  503,265                           10,012                   350,606
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                      229                               --                       572
  Payments for shares
    redeemed.............                  (24,081)                              (8)                  (15,189)
                                   ---------------                  ---------------                ----------
Net increase (decrease)
  in net assets from fund
  share transactions.....              (32,914,735)                      65,014,350                 7,681,232
                                   ---------------                  ---------------                ----------
Net change in net
  assets.................              (87,455,642)                    (187,928,096)                7,314,961

NET ASSETS:
Beginning of year........              370,012,476                      557,940,572                        --
                                   ---------------                  ---------------                ----------
End of year..............          $   282,556,834                  $   370,012,476                $7,314,961
                                   ===============                  ===============                ==========
End of period net assets
  includes undistributed
  net investment income
  (loss).................          $     3,135,261                  $     1,070,750                $       40
                                   ===============                  ===============                ==========

                                                                               ING MFS GLOBAL
                               ING MFS CAPITAL          ING MFS CAPITAL       GROWTH PORTFOLIO
                           OPPORTUNITIES PORTFOLIO  OPPORTUNITIES PORTFOLIO  FOR THE PERIOD FROM
                                 YEAR ENDED               YEAR ENDED           MAY 1, 2002 TO
                              DECEMBER 31, 2002        DECEMBER 31, 2001      DECEMBER 31, 2002
                           -----------------------  -----------------------  -------------------
FROM OPERATIONS:
Net investment income
  (loss).................       $     515,408            $    (356,457)          $     3,991
Net realized loss on
  investments, foreign
  currency and forward
  foreign currency
  exchange contracts.....        (117,681,706)            (130,900,435)           (1,107,106)
Net change in unrealized
  gain or (loss) on
  investments, foreign
  currency and forward
  foreign currency
  exchange contracts.....          13,347,484               14,138,609              (527,665)
                                -------------            -------------           -----------
Net decrease in net
  assets resulting from
  operation..............        (103,818,814)            (117,118,283)           (1,630,780)
                                -------------            -------------           -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
Class I:
  From net investment
    income...............                  --                       --                    --
  From net realized
    gains................                  --              (74,691,013)                   --
Class S:
  From net investment
    income...............                  --                       --                    --
Class ADV:
  From net investment
    income...............                  --                       --                    --
                                -------------            -------------           -----------
  Decrease in net assets
    from distributions to
    shareholders.........                  --              (74,691,013)                   --
                                -------------            -------------           -----------
FUND SHARE TRANSACTIONS:
Class I:
  Proceeds from shares
    sold.................          17,307,868               52,174,529               105,430
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                  --               74,691,007                    --
  Payments for shares
    redeemed.............         (51,877,497)             (24,284,978)                   (7)
Class S:
  Proceeds from shares
    sold.................              85,736                   10,014            10,425,569
  Contributions from
    Transfer-In-Kind.....                  --                       --                    --
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                  --                       --                    --
  Payments for shares
    redeemed.............                (206)                     (10)             (319,704)
Class ADV:
  Proceeds from shares
    sold.................              52,504                   10,012               709,475
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                  --                       --                    --
  Payments for shares
    redeemed.............                 (22)                      (8)              (19,792)
                                -------------            -------------           -----------
Net increase (decrease)
  in net assets from fund
  share transactions.....         (34,431,617)             102,600,566            10,900,971
                                -------------            -------------           -----------
Net change in net
  assets.................        (138,250,431)             (89,208,730)            9,270,191
NET ASSETS:
Beginning of year........         351,224,382              440,433,112                    --
                                -------------            -------------           -----------
End of year..............       $ 212,973,951            $ 351,224,382           $ 9,270,191
                                =============            =============           ===========
End of period net assets
  includes undistributed
  net investment income
  (loss).................       $     450,258            $       2,011           $    (9,095)
                                =============            =============           ===========

                                       See Notes to Financial Statements.    135

ING PARTNERS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                    ING GOLDMAN SACHS-REGISTERED TRADEMARK-
                           ING GOLDMAN SACHS-REGISTERED TRADEMARK-         CAPITAL GROWTH PORTFOLIO
                                  CAPITAL GROWTH PORTFOLIO                    FOR THE PERIOD FROM
                                         YEAR ENDED                          DECEMBER 10, 2001 TO
                                      DECEMBER 31, 2002                        DECEMBER 31, 2001
                           ---------------------------------------  ---------------------------------------
SHARE TRANSACTIONS:
Class I:
  Number of shares
    sold.................                        19,945                                      905
  Number of shares issued
    upon reinvestment of
    distributions........                             1                                       --
  Number of shares
    redeemed.............                          (207)                                      --
                                      -----------------                        -----------------
Net increase
  (decrease).............                        19,739                                      905
                                      =================                        =================
Class S:
  Number of shares
    sold.................                     2,360,106                                   34,022
  Number of shares issued
    upon reinvestment of
    distributions........                           455                                       --
  Shares issued from
    Transfer-In-Kind.....                            --                                9,305,931
  Number of shares
    redeemed.............                    (2,301,362)                                 (91,347)
                                      -----------------                        -----------------
Net increase.............                        59,199                                9,248,606
                                      =================                        =================
Class ADV:
  Number of shares
    sold.................                       853,694                                      905
  Number of shares issued
    upon reinvestment of
    distributions........                            37                                       --
  Number of shares
    redeemed.............                      (363,974)                                      --
                                      -----------------                        -----------------
Net increase.............                       489,757                                      905
                                      =================                        =================

136    See Notes to Financial Statements.

ING PARTNERS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                                  ING JPMORGAN
                                    ING JPMORGAN                     ING JPMORGAN            MID CAP VALUE PORTFOLIO
                           FLEMING INTERNATIONAL PORTFOLIO  FLEMING INTERNATIONAL PORTFOLIO    FOR THE PERIOD FROM
                                     YEAR ENDED                       YEAR ENDED                 MAY 1, 2002 TO
                                  DECEMBER 31, 2002                DECEMBER 31, 2001            DECEMBER 31, 2002
                           -------------------------------  -------------------------------  -----------------------
SHARE TRANSACTIONS:
Class I:
  Number of shares
    sold.................                 162,978,491                       90,353,720                   119,121
  Number of shares issued
    upon reinvestment of
    distributions........                     215,425                        9,975,077                       325
  Number of shares
    redeemed.............                (165,528,440)                     (93,708,976)                  (15,875)
                               ----------------------            ---------------------           ---------------
Net increase
  (decrease).............                  (2,334,524)                       6,619,821                   103,571
                               ======================            =====================           ===============
Class S:
  Number of shares
    sold.................                       1,264                            1,003                   688,115
  Number of shares issued
    upon reinvestment of
    distributions........                           9                               --                     1,179
  Shares issued from
    Transfer-In-Kind.....                          --                               --                        --
  Number of shares
    redeemed.............                         (39)                              (1)                  (36,532)
                               ----------------------            ---------------------           ---------------
Net increase.............                       1,234                            1,002                   652,762
                               ======================            =====================           ===============
Class ADV:
  Number of shares
    sold.................                      61,649                            1,003                    37,501
  Number of shares issued
    upon reinvestment of
    distributions........                          26                               --                        63
  Number of shares
    redeemed.............                      (2,989)                              (1)                   (1,627)
                               ----------------------            ---------------------           ---------------
Net increase.............                      58,686                            1,002                    35,937
                               ======================            =====================           ===============

                                                                               ING MFS GLOBAL
                               ING MFS CAPITAL          ING MFS CAPITAL       GROWTH PORTFOLIO
                           OPPORTUNITIES PORTFOLIO  OPPORTUNITIES PORTFOLIO  FOR THE PERIOD FROM
                                 YEAR ENDED               YEAR ENDED           MAY 1, 2002 TO
                              DECEMBER 31, 2002        DECEMBER 31, 2001      DECEMBER 31, 2002
                           -----------------------  -----------------------  -------------------
SHARE TRANSACTIONS:
Class I:
  Number of shares
    sold.................               743,164               1,349,762                10,640
  Number of shares issued
    upon reinvestment of
    distributions........                    --               2,475,671                    --
  Number of shares
    redeemed.............            (2,455,674)               (792,792)                   (1)
                              -----------------        ----------------        --------------
Net increase
  (decrease).............            (1,712,510)              3,032,641                10,639
                              =================        ================        ==============
Class S:
  Number of shares
    sold.................                 3,844                     378             1,052,188
  Number of shares issued
    upon reinvestment of
    distributions........                    --                      --                    --
  Shares issued from
    Transfer-In-Kind.....                    --                      --                    --
  Number of shares
    redeemed.............                   (10)                     (1)              (37,191)
                              -----------------        ----------------        --------------
Net increase.............                 3,834                     377             1,014,997
                              =================        ================        ==============
Class ADV:
  Number of shares
    sold.................                 2,485                     378                81,750
  Number of shares issued
    upon reinvestment of
    distributions........                    --                      --                    --
  Number of shares
    redeemed.............                    (1)                     (1)               (2,346)
                              -----------------        ----------------        --------------
Net increase.............                 2,484                     377                79,404
                              =================        ================        ==============

                                       See Notes to Financial Statements.    137

ING PARTNERS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                ING MFS             ING MFS
                           RESEARCH PORTFOLIO  RESEARCH PORTFOLIO
                               YEAR ENDED          YEAR ENDED
                           DECEMBER 31, 2002   DECEMBER 31, 2001
                           ------------------  ------------------
FROM OPERATIONS:
Net investment income
  (loss).................    $   1,545,897       $     626,452
Net realized gain (loss)
  on investments,
  options, foreign
  currency and forward
  foreign currency
  exchange contracts.....      (75,299,829)        (71,797,496)
Net change in unrealized
  gain or (loss) on
  investments, options,
  foreign currency and
  forward foreign
  currency exchange
  contracts..............      (18,077,854)        (37,541,943)
                             -------------       -------------
Net increase (decrease)
  in net assets resulting
  from operations........      (91,831,786)       (108,712,987)
                             -------------       -------------

DISTRIBUTIONS TO
  SHAREHOLDERS:
Class I:
  From net investment
    income...............         (629,999)                 --
  From net realized
    gains................               --         (92,935,419)
Class S:
  From net investment
    income...............              (17)                 --
  From net realized
    gains................               --                  --
Class ADV:
  From net investment
    income...............              (16)                 --
  From net realized
    gains................               --                  --
                             -------------       -------------
  Decrease in net assets
    from distributions to
    shareholders.........         (630,032)        (92,935,419)
                             -------------       -------------
FUND SHARE TRANSACTIONS:
Class I:
  Proceeds from shares
    sold.................        8,386,334          24,262,231
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........          629,999          92,935,451
  Payments for shares
    redeemed.............      (56,204,524)        (59,206,819)
Class S:
  Proceeds from shares
    sold.................               --              10,014
  Contributions from
    Transfer-In-Kind.....               --                  --
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........               17                  --
  Payments for shares
    redeemed.............               --                 (10)
Class ADV:
  Proceeds from shares
    sold.................           33,457              10,012
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........               16                  --
  Payments for shares
    redeemed.............               --                  (8)
                             -------------       -------------
Net increase (decrease)
  in net assets from fund
  share transactions.....      (47,154,701)         58,010,871
                             -------------       -------------
Net change in net
  assets.................     (139,616,519)       (143,637,535)

NET ASSETS:
Beginning of year........      384,944,296         528,581,831
                             -------------       -------------
End of year..............    $ 245,327,777       $ 384,944,296
                             =============       =============
End of period net assets
  includes undistributed
  net investment
  income.................    $   1,496,452       $     630,032
                             =============       =============

138    See Notes to Financial Statements.

ING PARTNERS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                ING OPCAP BALANCED         ING PIMCO         ING SALOMON BROTHERS
                           ING OPCAP BALANCED    VALUE PORTFOLIO     TOTAL RETURN PORTFOLIO   AGGRESSIVE GROWTH
                            VALUE PORTFOLIO    FOR THE PERIOD FROM    FOR THE PERIOD FROM         PORTFOLIO
                               YEAR ENDED      DECEMBER 10, 2001 TO      MAY 1, 2002 TO           YEAR ENDED
                           DECEMBER 31, 2002    DECEMBER 31, 2001      DECEMBER 31, 2002      DECEMBER 31, 2002
                           ------------------  --------------------  ----------------------  --------------------
FROM OPERATIONS:
Net investment income
  (loss).................     $  2,433,427         $     40,514           $   429,607           $  (1,879,351)
Net realized gain (loss)
  on investments,
  options, foreign
  currency and forward
  foreign currency
  exchange contracts.....      (35,927,878)           1,453,164               957,872            (216,070,093)
Net change in unrealized
  gain or (loss) on
  investments, options,
  foreign currency and
  forward foreign
  currency exchange
  contracts..............         (523,754)          (3,307,112)              475,210             (56,032,024)
                              ------------         ------------           -----------           -------------
Net increase (decrease)
  in net assets resulting
  from operations........      (34,018,205)          (1,813,434)            1,862,689            (273,981,468)
                              ------------         ------------           -----------           -------------

DISTRIBUTIONS TO
  SHAREHOLDERS:
Class I:
  From net investment
    income...............              (11)                  --              (113,138)                     --
  From net realized
    gains................             (256)                  --               (76,376)                     --
Class S:
  From net investment
    income...............          (40,218)                  --              (354,928)                     --
  From net realized
    gains................       (1,485,588)                  --              (261,567)                     --
Class ADV:
  From net investment
    income...............             (290)                  --               (66,231)                     --
  From net realized
    gains................           (6,822)                  --               (48,604)                     --
                              ------------         ------------           -----------           -------------
  Decrease in net assets
    from distributions to
    shareholders.........       (1,533,185)                  --              (920,844)                     --
                              ------------         ------------           -----------           -------------
FUND SHARE TRANSACTIONS:
Class I:
  Proceeds from shares
    sold.................          184,938               10,000             8,151,498              84,442,560
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........              267                   --               189,514                      --
  Payments for shares
    redeemed.............             (629)                  --              (384,969)           (163,257,024)
Class S:
  Proceeds from shares
    sold.................       32,883,326              655,295            32,464,227                      --
  Contributions from
    Transfer-In-Kind.....               --          145,880,931                    --                      --
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........        1,525,806                   --               616,495                      --
  Payments for shares
    redeemed.............      (39,723,065)          (1,416,369)           (8,751,905)                     --
Class ADV:
  Proceeds from shares
    sold.................        2,105,994               10,000             6,508,907                 575,903
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........            7,112                   --               114,835                      --
  Payments for shares
    redeemed.............         (187,228)                  --            (1,757,685)                (33,750)
                              ------------         ------------           -----------           -------------
Net increase (decrease)
  in net assets from fund
  share transactions.....       (3,203,479)         145,139,857            37,150,917             (78,272,311)
                              ------------         ------------           -----------           -------------
Net change in net
  assets.................      (38,754,869)         143,326,423            38,092,762            (352,253,779)

NET ASSETS:
Beginning of year........      143,326,423                   --                    --             805,214,436
                              ------------         ------------           -----------           -------------
End of year..............     $104,571,554         $143,326,423           $38,092,762           $ 452,960,657
                              ============         ============           ===========           =============
End of period net assets
  includes undistributed
  net investment
  income.................     $  2,691,551         $     40,514           $    34,945           $          --
                              ============         ============           ===========           =============

                           ING SALOMON BROTHERS
                            AGGRESSIVE GROWTH
                                PORTFOLIO
                                YEAR ENDED
                            DECEMBER 31, 2001
                           --------------------
FROM OPERATIONS:
Net investment income
  (loss).................     $   (4,277,972)
Net realized gain (loss)
  on investments,
  options, foreign
  currency and forward
  foreign currency
  exchange contracts.....       (105,821,168)
Net change in unrealized
  gain or (loss) on
  investments, options,
  foreign currency and
  forward foreign
  currency exchange
  contracts..............       (170,687,395)
                              --------------
Net increase (decrease)
  in net assets resulting
  from operations........       (280,786,535)
                              --------------
DISTRIBUTIONS TO
  SHAREHOLDERS:
Class I:
  From net investment
    income...............                 --
  From net realized
    gains................        (60,036,959)
Class S:
  From net investment
    income...............                 --
  From net realized
    gains................                 --
Class ADV:
  From net investment
    income...............                 --
  From net realized
    gains................                 --
                              --------------
  Decrease in net assets
    from distributions to
    shareholders.........        (60,036,959)
                              --------------
FUND SHARE TRANSACTIONS:
Class I:
  Proceeds from shares
    sold.................        199,802,145
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........         60,036,952
  Payments for shares
    redeemed.............       (230,787,330)
Class S:
  Proceeds from shares
    sold.................             10,012
  Contributions from
    Transfer-In-Kind.....                 --
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                 --
  Payments for shares
    redeemed.............                 (8)
Class ADV:
  Proceeds from shares
    sold.................             10,012
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                 --
  Payments for shares
    redeemed.............                 (8)
                              --------------
Net increase (decrease)
  in net assets from fund
  share transactions.....         29,071,775
                              --------------
Net change in net
  assets.................       (311,751,719)
NET ASSETS:
Beginning of year........      1,116,966,155
                              --------------
End of year..............     $  805,214,436
                              ==============
End of period net assets
  includes undistributed
  net investment
  income.................     $            7
                              ==============

                                       See Notes to Financial Statements.    139

ING PARTNERS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                ING MFS             ING MFS
                           RESEARCH PORTFOLIO  RESEARCH PORTFOLIO
                               YEAR ENDED          YEAR ENDED
                           DECEMBER 31, 2002   DECEMBER 31, 2001
                           ------------------  ------------------
SHARE TRANSACTIONS:
Class I:
  Number of shares
    sold.................         1,122,767           2,387,404
  Number of shares issued
    upon reinvestment of
    distributions........            97,072          10,731,576
  Number of shares
    redeemed.............        (8,285,710)         (6,035,360)
                             --------------      --------------
Net increase
  (decrease).............        (7,065,871)          7,083,620
                             ==============      ==============
Class S:
  Number of shares
    sold.................                --               1,256
  Number of shares issued
    upon reinvestment of
    distributions........                 3                  --
  Shares issued from
    Transfer-In-Kind.....                --                  --
  Number of shares
    redeemed.............                --                  (1)
                             --------------      --------------
Net increase
  (decrease).............                 3               1,255
                             ==============      ==============
Class ADV:
  Number of shares
    sold.................             5,176               1,256
  Number of shares issued
    upon reinvestment of
    distributions........                 2                  --
  Number of shares
    redeemed.............                --                  (1)
                             --------------      --------------
Net increase.............             5,178               1,255
                             ==============      ==============

140    See Notes to Financial Statements.

ING PARTNERS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                ING OPCAP BALANCED         ING PIMCO         ING SALOMON BROTHERS
                           ING OPCAP BALANCED    VALUE PORTFOLIO     TOTAL RETURN PORTFOLIO   AGGRESSIVE GROWTH
                            VALUE PORTFOLIO    FOR THE PERIOD FROM    FOR THE PERIOD FROM         PORTFOLIO
                               YEAR ENDED      DECEMBER 10, 2001 TO      MAY 1, 2002 TO           YEAR ENDED
                           DECEMBER 31, 2002    DECEMBER 31, 2001      DECEMBER 31, 2002      DECEMBER 31, 2002
                           ------------------  --------------------  ----------------------  --------------------
SHARE TRANSACTIONS:
Class I:
  Number of shares
    sold.................            19,536                  804                 779,245             2,363,623
  Number of shares issued
    upon reinvestment of
    distributions........                27                   --                  18,032                    --
  Number of shares
    redeemed.............               (76)                  --                 (36,742)           (4,963,705)
                             --------------      ---------------        ----------------       ---------------
Net increase
  (decrease).............            19,487                  804                 760,535            (2,600,082)
                             ==============      ===============        ================       ===============
Class S:
  Number of shares
    sold.................         2,799,670               53,262               3,155,811                    --
  Number of shares issued
    upon reinvestment of
    distributions........           157,299                   --                  58,658                    --
  Shares issued from
    Transfer-In-Kind.....                --           11,620,143                      --                    --
  Number of shares
    redeemed.............        (3,866,390)            (114,172)               (826,498)                   --
                             --------------      ---------------        ----------------       ---------------
Net increase
  (decrease).............          (909,421)          11,559,233               2,387,971                    --
                             ==============      ===============        ================       ===============
Class ADV:
  Number of shares
    sold.................           199,902                  804                 619,537                19,627
  Number of shares issued
    upon reinvestment of
    distributions........               734                   --                  10,947                    --
  Number of shares
    redeemed.............           (18,719)                  --                (166,986)               (1,237)
                             --------------      ---------------        ----------------       ---------------
Net increase.............           181,917                  804                 463,498                18,390
                             ==============      ===============        ================       ===============

                           ING SALOMON BROTHERS
                            AGGRESSIVE GROWTH
                                PORTFOLIO
                                YEAR ENDED
                            DECEMBER 31, 2001
                           --------------------
SHARE TRANSACTIONS:
Class I:
  Number of shares
    sold.................          4,350,030
  Number of shares issued
    upon reinvestment of
    distributions........          1,349,448
  Number of shares
    redeemed.............         (5,069,028)
                             ---------------
Net increase
  (decrease).............            630,450
                             ===============
Class S:
  Number of shares
    sold.................                248
  Number of shares issued
    upon reinvestment of
    distributions........                 --
  Shares issued from
    Transfer-In-Kind.....                 --
  Number of shares
    redeemed.............                 --
                             ---------------
Net increase
  (decrease).............                248
                             ===============
Class ADV:
  Number of shares
    sold.................                248
  Number of shares issued
    upon reinvestment of
    distributions........                 --
  Number of shares
    redeemed.............                 --
                             ---------------
Net increase.............                248
                             ===============

                                       See Notes to Financial Statements.    141

ING PARTNERS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                 ING SALOMON BROTHERS
                           ING SALOMON BROTHERS   CAPITAL PORTFOLIO
                            CAPITAL PORTFOLIO    FOR THE PERIOD FROM
                                YEAR ENDED       DECEMBER 10, 2001 TO
                            DECEMBER 31, 2002     DECEMBER 31, 2001
                           --------------------  --------------------
FROM OPERATIONS:
Net investment income....      $    599,985          $    20,421
Net realized gain (loss)
  on investments.........        (2,764,099)             207,744
Net change in unrealized
  gain or (loss) on
  investments and forward
  foreign currency
  exchange contracts.....        (9,946,472)             166,252
                               ------------          -----------
Net increase (decrease)
  in net assets resulting
  from operations........       (12,110,586)             394,417
                               ------------          -----------

DISTRIBUTIONS TO
  SHAREHOLDERS:
Class I:
  From net investment
    income...............               (34)                  --
  From net realized
    gains................              (349)                  --
Class S:
  From net investment
    income...............           (20,282)                  --
  From net realized
    gains................          (276,319)                  --
Class ADV:
  From net investment
    income...............              (107)                  --
  From net realized
    gains................            (1,133)                  --
                               ------------          -----------
  Decrease in net assets
    from distributions to
    shareholders.........          (298,224)                  --
                               ------------          -----------
FUND SHARE TRANSACTIONS:
Class I:
  Proceeds from shares
    sold.................            55,983               10,000
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........               383                   --
  Payments for shares
    redeemed.............              (605)                  --
Class S:
  Proceeds from shares
    sold.................        16,755,589              944,613
  Contributions from
    Transfer-In-Kind.....                --           39,165,421
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........           296,600                   --
  Payments for shares
    redeemed.............       (10,204,030)            (134,362)
Class ADV:
  Proceeds from shares
    sold.................           548,930               10,000
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........             1,240                   --
  Payments for shares
    redeemed.............            (5,013)                  --
                               ------------          -----------
Net increase (decrease)
  in net assets from fund
  share transactions.....         7,449,077           39,995,672
                               ------------          -----------
Net change in net
  assets.................        (4,959,733)          40,390,089

NET ASSETS:
Beginning of year........        40,390,089                   --
                               ------------          -----------
End of year..............      $ 35,430,356          $40,390,089
                               ============          ===========
End of period net assets
  includes undistributed
  net investment
  income.................      $    734,702          $    20,421
                               ============          ===========

142    See Notes to Financial Statements.

ING PARTNERS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                        ING SALOMON BROTHERS
                             ING SALOMON BROTHERS     INVESTORS VALUE PORTFOLIO     ING T. ROWE PRICE        ING T. ROWE PRICE
                           INVESTORS VALUE PORTFOLIO     FOR THE PERIOD FROM     GROWTH EQUITY PORTFOLIO  GROWTH EQUITY PORTFOLIO
                                  YEAR ENDED            DECEMBER 10, 2001 TO           YEAR ENDED               YEAR ENDED
                               DECEMBER 31, 2002          DECEMBER 31, 2001         DECEMBER 31, 2002        DECEMBER 31, 2001
                           -------------------------  -------------------------  -----------------------  -----------------------
FROM OPERATIONS:
Net investment income....        $    367,178                $    17,472              $   1,061,399            $  1,238,759
Net realized gain (loss)
  on investments.........          (4,031,206)                    53,670                (41,031,687)            (46,927,975)
Net change in unrealized
  gain or (loss) on
  investments and forward
  foreign currency
  exchange contracts.....         (10,262,322)                  (152,980)               (99,535,024)            (26,297,870)
                                 ------------                -----------              -------------            ------------
Net increase (decrease)
  in net assets resulting
  from operations........         (13,926,350)                   (81,838)              (139,505,312)            (71,987,086)
                                 ------------                -----------              -------------            ------------

DISTRIBUTIONS TO
  SHAREHOLDERS:
Class I:
  From net investment
    income...............                  (5)                        --                   (971,694)               (831,343)
  From net realized
    gains................                 (11)                        --                         --                      --
Class S:
  From net investment
    income...............             (16,427)                        --                     (1,529)            (98,888,403)
  From net realized
    gains................             (51,482)                        --                         --                      --
Class ADV:
  From net investment
    income...............              (1,041)                        --                    (17,812)                     --
  From net realized
    gains................              (2,177)                        --                         --                      --
                                 ------------                -----------              -------------            ------------
  Decrease in net assets
    from distributions to
    shareholders.........             (71,143)                        --                   (991,035)            (99,719,746)
                                 ------------                -----------              -------------            ------------
FUND SHARE TRANSACTIONS:
Class I:
  Proceeds from shares
    sold.................              27,458                     10,000                 28,084,289              30,610,805
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                  16                         --                    971,694              99,719,751
  Payments for shares
    redeemed.............                (175)                        --                (52,571,247)            (53,684,663)
Class S:
  Proceeds from shares
    sold.................          16,873,624                    526,222                  1,895,463                  10,014
  Contributions from
    Transfer-In-Kind.....                  --                 50,887,993                         --                      --
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........              67,908                         --                      1,529                      --
  Payments for shares
    redeemed.............          (7,275,388)                  (916,922)                  (229,427)                    (10)
Class ADV:
  Proceeds from shares
    sold.................           7,307,336                     10,000                 15,501,984                  10,012
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........               3,218                         --                     17,812                      --
  Payments for shares
    redeemed.............          (1,864,637)                        --                 (1,310,698)                     (8)
                                 ------------                -----------              -------------            ------------
Net increase (decrease)
  in net assets from fund
  share transactions.....          15,139,360                 50,517,293                 (7,638,601)             76,665,901
                                 ------------                -----------              -------------            ------------
Net change in net
  assets.................           1,141,867                 50,435,455               (148,134,948)            (95,040,931)

NET ASSETS:
Beginning of year........          50,435,455                         --                592,899,314             687,940,245
                                 ------------                -----------              -------------            ------------
End of year..............        $ 51,577,322                $50,435,455              $ 444,764,366            $592,899,314
                                 ============                ===========              =============            ============
End of period net assets
  includes undistributed
  net investment
  income.................        $    367,177                $    17,472              $     911,739            $    987,679
                                 ============                ===========              =============            ============

                                                   ING UBS TACTICAL ASSET    ING VAN KAMPEN
                           ING UBS TACTICAL ASSET   ALLOCATION PORTFOLIO   COMSTOCK PORTFOLIO
                            ALLOCATION PORTFOLIO    FOR THE PERIOD FROM    FOR THE PERIOD FROM
                                 YEAR ENDED         DECEMBER 10, 2001 TO     MAY 1, 2002 TO
                             DECEMBER 31, 2002       DECEMBER 31, 2001      DECEMBER 31, 2002
                           ----------------------  ----------------------  -------------------
FROM OPERATIONS:
Net investment income....       $    45,897             $       360            $    98,486
Net realized gain (loss)
  on investments.........          (603,941)                 (4,769)              (795,656)
Net change in unrealized
  gain or (loss) on
  investments and forward
  foreign currency
  exchange contracts.....        (3,652,964)               (113,454)              (492,080)
                                -----------             -----------            -----------
Net increase (decrease)
  in net assets resulting
  from operations........        (4,211,008)               (117,863)            (1,189,250)
                                -----------             -----------            -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
Class I:
  From net investment
    income...............              (111)                     --                (21,669)
  From net realized
    gains................            (1,384)                     --                     --
Class S:
  From net investment
    income...............               (38)                     --                (55,887)
  From net realized
    gains................           (26,354)                     --                     --
Class ADV:
  From net investment
    income...............                --                      --                (19,297)
  From net realized
    gains................               (28)                     --                     --
                                -----------             -----------            -----------
  Decrease in net assets
    from distributions to
    shareholders.........           (27,915)                     --                (96,853)
                                -----------             -----------            -----------
FUND SHARE TRANSACTIONS:
Class I:
  Proceeds from shares
    sold.................         1,644,086                  10,000              4,468,610
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........             1,495                      --                 21,669
  Payments for shares
    redeemed.............          (215,296)                     --               (618,044)
Class S:
  Proceeds from shares
    sold.................         7,356,070                 117,970             15,946,471
  Contributions from
    Transfer-In-Kind.....                --              14,632,108                     --
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........            26,392                      --                 55,887
  Payments for shares
    redeemed.............        (3,186,060)               (972,054)            (2,087,364)
Class ADV:
  Proceeds from shares
    sold.................            28,894                  10,000              3,813,727
  Net Asset Value of
    shares issued upon
    reinvestment of
    distributions........                28                      --                 19,297
  Payments for shares
    redeemed.............           (11,267)                     --                (38,339)
                                -----------             -----------            -----------
Net increase (decrease)
  in net assets from fund
  share transactions.....         5,644,342              13,798,024             21,581,914
                                -----------             -----------            -----------
Net change in net
  assets.................         1,405,419              13,680,161             20,295,811
NET ASSETS:
Beginning of year........        13,680,161                      --                     --
                                -----------             -----------            -----------
End of year..............       $15,085,580             $13,680,161            $20,295,811
                                ===========             ===========            ===========
End of period net assets
  includes undistributed
  net investment
  income.................       $    45,986             $       360            $     1,633
                                ===========             ===========            ===========

                                       See Notes to Financial Statements.    143

ING PARTNERS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                 ING SALOMON BROTHERS
                           ING SALOMON BROTHERS   CAPITAL PORTFOLIO
                            CAPITAL PORTFOLIO    FOR THE PERIOD FROM
                                YEAR ENDED       DECEMBER 10, 2001 TO
                            DECEMBER 31, 2002     DECEMBER 31, 2001
                           --------------------  --------------------
SHARE TRANSACTIONS:
Class I:
  Number of shares
    sold.................              4,587                   639
  Number of shares issued
    upon reinvestment of
    distributions........                 31                    --
  Number of shares
    redeemed.............                (58)                   --
                             ---------------       ---------------
Net increase
  (decrease).............              4,560                   639
                             ===============       ===============
Class S:
  Number of shares
    sold.................          1,125,746                60,950
  Number of shares issued
    upon reinvestment of
    distributions........             24,192                    --
  Shares issued from
    Transfer-In-Kind.....                 --             2,469,140
  Number of shares
    redeemed.............           (761,557)               (8,555)
                             ---------------       ---------------
Net increase.............            388,381             2,521,535
                             ===============       ===============
Class ADV:
  Number of shares
    sold.................             44,504                   639
  Number of shares issued
    upon reinvestment of
    distributions........                102                    --
  Number of shares
    redeemed.............               (429)                   --
                             ---------------       ---------------
Net increase.............             44,177                   639
                             ===============       ===============

144    See Notes to Financial Statements.

ING PARTNERS, INC.
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                        ING SALOMON BROTHERS
                             ING SALOMON BROTHERS     INVESTORS VALUE PORTFOLIO     ING T. ROWE PRICE        ING T. ROWE PRICE
                           INVESTORS VALUE PORTFOLIO     FOR THE PERIOD FROM     GROWTH EQUITY PORTFOLIO  GROWTH EQUITY PORTFOLIO
                                  YEAR ENDED            DECEMBER 10, 2001 TO           YEAR ENDED               YEAR ENDED
                               DECEMBER 31, 2002          DECEMBER 31, 2001         DECEMBER 31, 2002        DECEMBER 31, 2001
                           -------------------------  -------------------------  -----------------------  -----------------------
SHARE TRANSACTIONS:
Class I:
  Number of shares
    sold.................                  2,754                        787                   711,558                  597,657
  Number of shares issued
    upon reinvestment of
    distributions........                      2                         --                    26,419                2,189,718
  Number of shares
    redeemed.............                    (21)                        --                (1,433,961)              (1,088,021)
                               -----------------          -----------------         -----------------        -----------------
Net increase
  (decrease).............                  2,735                        787                  (695,984)               1,699,354
                               =================          =================         =================        =================
Class S:
  Number of shares
    sold.................              1,420,794                     41,953                    50,873                      224
  Number of shares issued
    upon reinvestment of
    distributions........                  6,504                         --                        42                       --
  Shares issued from
    Transfer-In-Kind.....                     --                  3,939,072                        --                       --
  Number of shares
    redeemed.............               (674,241)                   (71,315)                   (6,898)                      --
                               -----------------          -----------------         -----------------        -----------------
Net increase.............                753,057                  3,909,710                    44,017                      224
                               =================          =================         =================        =================
Class ADV:
  Number of shares
    sold.................                716,380                        787                   430,134                      224
  Number of shares issued
    upon reinvestment of
    distributions........                    309                         --                       486                       --
  Number of shares
    redeemed.............               (192,763)                        --                   (36,643)                      --
                               -----------------          -----------------         -----------------        -----------------
Net increase.............                523,926                        787                   393,977                      224
                               =================          =================         =================        =================

                                                   ING UBS TACTICAL ASSET    ING VAN KAMPEN
                           ING UBS TACTICAL ASSET   ALLOCATION PORTFOLIO   COMSTOCK PORTFOLIO
                            ALLOCATION PORTFOLIO    FOR THE PERIOD FROM    FOR THE PERIOD FROM
                                 YEAR ENDED         DECEMBER 10, 2001 TO     MAY 1, 2002 TO
                             DECEMBER 31, 2002       DECEMBER 31, 2001      DECEMBER 31, 2002
                           ----------------------  ----------------------  -------------------
SHARE TRANSACTIONS:
Class I:
  Number of shares
    sold.................              66,225                     324               543,895
  Number of shares issued
    upon reinvestment of
    distributions........                  58                      --                 2,601
  Number of shares
    redeemed.............              (9,052)                     --               (82,256)
                              ---------------         ---------------        --------------
Net increase
  (decrease).............              57,231                     324               464,240
                              ===============         ===============        ==============
Class S:
  Number of shares
    sold.................             253,408                   3,800             1,769,109
  Number of shares issued
    upon reinvestment of
    distributions........               1,034                      --                 6,709
  Shares issued from
    Transfer-In-Kind.....                  --                 465,844                    --
  Number of shares
    redeemed.............            (120,064)                (30,960)             (250,592)
                              ---------------         ---------------        --------------
Net increase.............             134,378                 438,684             1,525,226
                              ===============         ===============        ==============
Class ADV:
  Number of shares
    sold.................               1,039                     324               446,869
  Number of shares issued
    upon reinvestment of
    distributions........                   1                      --                 2,322
  Number of shares
    redeemed.............                (420)                     --                (4,616)
                              ---------------         ---------------        --------------
Net increase.............                 620                     324               444,575
                              ===============         ===============        ==============

                                       See Notes to Financial Statements.    145

ING PARTNERS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002
--------------------------------------------------------------------------------
1. ORGANIZATION

ING Life Insurance and Annuity Company ("ING") (formerly Aetna Life Insurance and Annuity Company) created ING Partners, Inc. (the "Fund") (formerly Portfolio Partners, Inc. ("PPI")) to serve as an investment option underlying variable insurance products offered by ING and its insurance company affiliates. The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Fund to offer separate series ("Portfolios"), each of which has its own investment objective, policies and restrictions.

The Fund currently consists of sixteen diversified Portfolios and three non-diversified Portfolios: ING Alger Aggressive Growth Portfolio ("ING Alger Aggressive Growth") (formerly PPI Alger Aggressive Growth Portfolio); ING Alger Growth Portfolio ("ING Alger Growth") (formerly PPI Alger Growth Portfolio); ING American Century Small Cap Value Portfolio ("ING American Century Small Cap Value"); ING Baron Small Cap Growth Portfolio ("ING Baron Small Cap Growth"); ING DSI Enhanced Index Portfolio ("ING DSI Enhanced Index") (formerly PPI DSI Enhanced Index Portfolio); ING Goldman Sachs-Registered Trademark- Capital Growth Portfolio ("ING Goldman Sachs-Registered Trademark- Capital Growth") (formerly PPI Goldman Sachs-Registered Trademark- Capital Growth Portfolio); ING JPMorgan Fleming International Portfolio ("ING JPMorgan Fleming International") (formerly PPI Scudder International Growth Portfolio); ING JPMorgan Mid Cap Value Portfolio ("ING JPMorgan Mid Cap Value"); ING MFS Capital Opportunities Portfolio ("ING MFS Capital Opportunities") (formerly PPI MFS Capital Opportunities Portfolio); ING MFS Global Growth Portfolio ("ING MFS Global Growth"); ING MFS Research Portfolio ("ING MFS Research") (formerly PPI MFS Research Growth Portfolio); ING OpCap Balanced Value Portfolio ("ING OpCap Balanced Value") (formerly PPI OpCap Balanced Value Portfolio); ING PIMCO Total Return Portfolio ("ING PIMCO Total Return"); ING Salomon Brothers Aggressive Growth Portfolio ("ING Salomon Brothers Aggressive Growth") (formerly PPI MFS Emerging Equities Portfolio); ING Salomon Brothers Capital Portfolio ("ING Salomon Brothers Capital") (formerly PPI Salomon Brothers Capital Portfolio); ING Salomon Brothers Investors Value Portfolio ("ING Salomon Brothers Investors Value") (formerly PPI Salomon Brothers Investors Value Portfolio); ING T. Rowe Price Growth Equity Portfolio ("ING T. Rowe Price Growth Equity") (formerly PPI
T. Rowe Price Growth Equity Portfolio); ING UBS Tactical Asset Allocation Portfolio ("ING UBS Tactical Asset Allocation") (formerly PPI Brinson Tactical Asset Allocation Portfolio) and ING Van Kampen Comstock Portfolio ("ING Van Kampen Comstock");

ING JPMorgan Mid Cap Value, ING MFS Global Growth and ING Salomon Brothers Capital are classified as "non-diversified" portfolios under the Investment Company Act of 1940.

ING Financial Advisers, LLC ("IFA") (formerly Aetna Investment Services, LLC) serves as the principal underwriter to each Portfolio. ING serves as the Investment Adviser to each Portfolio. Fred Alger Management, Inc. ("Alger") serves as sub-adviser to ING Alger Aggressive Growth and ING Alger Growth. American Century Investment Management, Inc. ("American Century") serves as sub-adviser to ING American Century Small Cap Value. BAMCO, Inc. ("BAMCO") serves as sub-adviser to ING Baron Small Cap Growth. DSI International Management, Inc. ("DSI") serves as sub-adviser to ING DSI Enhanced Index. Goldman Sachs-Registered Trademark- Asset Management ("Goldman Sachs-Registered Trademark-") serves as sub-adviser to ING Goldman Sachs-Registered Trademark-Capital Growth. Robert Fleming Inc., a subsidiary of J.P. Morgan Chase & Co. ("Fleming") serves as sub-adviser to ING JPMorgan Mid Cap Value. Massachusetts Financial Services Company ("MFS") serves as sub-adviser to ING MFS Capital Opportunities, ING MFS Global Growth and ING MFS Research. OpCap Advisors LLC ("OpCap") serves as sub-adviser to ING OpCap Balanced Value. Pacific Investment Management Company LLC ("PIMCO") serves as sub-adviser to ING PIMCO Total Return. Salomon Brothers Asset Management Inc. ("Salomon Brothers") serves as sub-adviser to ING Salomon Brothers Investors Value and ING Salomon Brothers Capital. T. Rowe Price Associates, Inc. ("T. Rowe") serves as sub-adviser to ING
T. Rowe Price Growth Equity. UBS Global Asset Management (US) Inc. ("UBS") serves as sub-adviser to ING UBS Tactical Asset Allocation. Morgan Stanley Investment Management Inc. d/b/a Van Kampen ("Van Kampen") serves as sub-adviser to ING Van Kampen Comstock.

JP Morgan Fleming Asset Management (London) Ltd. ("J.P. Morgan Fleming") currently serves as sub-adviser to the ING JPMorgan Fleming International. Deutsche Asset Management Investment Services Ltd. served as sub-adviser for the Portfolio from May 24, 2002 through December 13, 2002. Deutsche Investment Management Americas, Inc. formerly, Zurich Scudder Investments, Inc., served as the Portfolio's sub-adviser from the commencement of the Portfolio's operations on November 27, 1997 through May 23, 2002.

Salomon Brothers currently serves as the sub-adviser to the ING Salomon Brothers Aggressive Growth. MFS served as the Portfolio's sub-adviser from the commencement of the Portfolio's operations on November 27, 1997 through December 13, 2002.

--------------------------------------------------------------------------------

The Fund offers three classes of shares, referred to as Initial Class (Class "I"), Service Class (Class "S") and Adviser Class (Class "ADV").

The Initial Class of shares for ING MFS Capital Opportunities, ING MFS Research, ING JPMorgan Fleming International, ING Salomon Brothers Aggressive Growth, and ING T. Rowe Price Growth Equity were first made available to the public on November 28, 1997. The Service and Adviser share classes of each of these Portfolios were first made available to the public on December 10, 2001.

Each share class of the ING Alger Aggressive Growth, ING Alger Growth, ING DSI Enhanced Index, ING Goldman Sachs-Registered Trademark-Capital Growth, ING OpCap Balanced Value, ING Salomon Brothers Investors Value, ING Salomon Brothers Capital Portfolio and ING UBS Tactical Asset Allocation were first made available on December 10, 2001. In addition, each share class of each ING American Century Small Cap Value, ING Baron Small Cap Growth, JPMorgan Mid Cap Value, ING MFS Global Growth, ING PIMCO Total Return, ING Van Kampen Comstock were first made available on May 1, 2002.

Each share class represents interests in the same portfolio of investments of the particular Portfolio, and shall be identical in all respects, except for the impact of expenses, voting, exchange privileges, the designation of each class of shares of a Portfolio, and any different shareholder services relating to a class of shares. Service and Adviser Classes of shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Shareholders of the Adviser Class shares of each Portfolio will generally be entitled to exchange those shares at net asset value for Adviser Class shares of other Portfolios that offer Adviser Class shares. Shareholders of the Adviser Class shares continue to be subject to the Rule 12b-1 Plan fee applicable to Adviser class shares after the exchange. Shareholders of Services Class shares of each Portfolio will generally be entitled to exchange those shares at net asset value for Service Class shares of other Portfolios that offer Service Class shares.

Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts, qualified pension and retirement plans outside the separate account context, and to certain investment advisers and their affiliates.

The following is a brief description of each Portfolio's investment objective:

      ING Alger Aggressive Growth seeks long-term capital appreciation;

      ING Alger Growth seeks long-term capital appreciation;

      ING American Century Small Cap Value seeks long-term growth of capital. Income is a secondary objective;

      ING Baron Small Cap Growth seeks capital appreciation;

      ING DSI Enhanced Index seeks to provide higher total return over the long term than the S&P 500 Index;

      ING Goldman Sachs-Registered Trademark- Capital Growth seeks to provide long-term growth of capital;

      ING JPMorgan Fleming International seeks to provide long-term growth of capital;

      ING JPMorgan Mid Cap Value seeks growth from capital appreciation;

      ING MFS Capital Opportunities seeks capital appreciation;

      ING MFS Global Growth seeks capital appreciation;

      ING MFS Research seeks long-term growth of capital and future income;

      ING OpCap Balanced Value seeks capital growth and, secondarily, investment income;

      ING PIMCO Total Return seeks maximum total return, consistent with capital preservation and prudent investment management;

      ING Salomon Brothers Aggressive Growth seeks to provide long-term growth of capital;

      ING Salomon Brothers Capital seeks capital appreciation;

      ING Salomon Brothers Investors Value seeks long-term capital growth and, secondarily, current income;

      ING T. Rowe Price Growth Equity seeks long-term capital growth and, secondarily, dividend income;

ING PARTNERS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

1. ORGANIZATION (CONTINUED)
      ING UBS Tactical Asset Allocation seeks total return that consists of long-term capital appreciation and current income; and

      ING Van Kampen Comstock seeks capital growth and income.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. VALUATION OF INVESTMENTS

The accompanying financial statements of the Portfolios have been prepared in accordance with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

Securities of the Portfolios are generally valued by independent pricing services. The values for equity securities traded on registered securities exchanges are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over-the-counter are valued at the last sale price or at the last bid price if there has been no sale that day. Short-term debt securities that have a maturity date of less than sixty days are valued at amortized cost, which approximates market value. Short-term debt securities that have a maturity date of more than sixty days will be valued at the mean of the last bid and asked price obtained from principal market makers. Long-term debt securities are valued at the mean of the last bid and asked price of such securities obtained from a broker that is a market-maker in the securities or a service providing quotations based upon the assessment of market-makers in those securities. Foreign issued securities are valued at fair value.

Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Stock index futures contracts and interest rate futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded.

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective date of the transactions.

B. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for on trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

C. FEDERAL INCOME TAXES

The Portfolios' policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to their shareholders. Therefore, no federal income tax provision is required.

D. DISTRIBUTIONS

Distributions from net investment income are based on taxable net income. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, investments in certain foreign issuers that derive a majority of their income from passive investments (e.g., interest or dividends) and deferred losses on wash sales.

E. OPTION CONTRACTS

Each Portfolio (except ING Alger Growth and ING Alger Aggressive Growth) may purchase and write (sell) call and put options on securities. A Portfolio may sell options on securities for the purpose of increasing its return on such securities and/or to protect the value of its Portfolio. ING MFS Capital Opportunities, ING Salomon Brothers Aggressive Growth and ING JPMorgan Fleming International may write or sell calls on securities only if the calls are covered.

--------------------------------------------------------------------------------

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded.

The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written.

The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

Activity in written options for the PIMCO Total Return for the year ended December 31, 2002 was as follows:

                                                    NUMBER OF
                                          PREMIUM   CONTRACTS
                                          -------   ---------
Options outstanding at December 31, 2001  $    --         --
Options written                           232,409    106,000
Options expired                                --         --
Options closed                                 --         --
                                          --------  --------
Options outstanding at December 31, 2002  $232,409   106,000
                                          ========  ========

F. FUTURES

Each Portfolio (except ING Alger Growth, ING Alger Aggressive Growth, ING Baron Small Cap Growth and ING MFS Research) may engage in the purchase of futures or options on futures and securities. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. No Portfolio may invest more than 5% of its total assets in premiums for these futures or options on futures for non-hedging purposes. ING JPMorgan Fleming International may enter into options on futures contracts for hedging purposes only.

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Portfolios sell futures contracts as a hedge against declines in the value of portfolio securities. The Portfolios may purchase futures contracts to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities. The risks associated with futures contracts may arise from an imperfect correlation between the change in market value of securities held by the portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

Upon entering into a futures contract, a Portfolio is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolio equal to the daily fluctuations in the market value of the contract. The amounts are recorded by the Portfolio as unrealized gain/loss.

The amounts at risk under such futures contracts may exceed the amounts reflected in the financial statements. For federal income tax purposes, any futures contracts which remain open at fiscal year end are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

When a contract is closed, the Portfolio records a realized gain or loss within the statement of operations, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts held by the Portfolios are closed prior to expiration.

ING PARTNERS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
G. FOREIGN CURRENCY

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Each Portfolio (except ING Alger Growth, ING Alger Aggressive Growth, ING Baron Small Cap Growth, ING JPMorgan Mid Cap Value and ING MFS Research) may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Portfolios may use forward foreign currency exchange contracts to hedge certain foreign currency assets or liabilities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in Note 5 of the Notes to Financial Statements. For federal income tax purposes, forward foreign currency exchange contracts which remain open at fiscal year end are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

I. ILLIQUID AND RESTRICTED SECURITIES

Each Portfolio may purchase illiquid securities. Illiquid securities are securities that are not readily marketable. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. ING Alger Aggressive Growth, ING Alger Growth and ING UBS Tactical Asset Allocation may invest up to 10% of their net assets in illiquid securities. All other Portfolios may invest up to 15% of their net assets in illiquid securities. Each Portfolio (except ING Goldman Sachs-Registered Trademark-Capital Growth) may also invest in restricted securities not registered under the Securities Act of 1933 (the "1933 Act"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

Illiquid and restricted securities are stated at fair value pursuant to procedures approved by the Board of Directors.

J. DELAYED DELIVERY TRANSACTIONS

Each Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Portfolios purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. A Portfolio will segregate assets at its custodian in an amount equal to the market value of securities purchased on a when-issued or delayed delivery basis. ING Baron Small Cap Growth will limit its investment in when-issued securities to 5% of the Portfolios total assets.

--------------------------------------------------------------------------------

K. SWAP CONTRACTS

Among the transactions into which ING Baron Small Cap Growth, ING PIMCO Total Return, ING Salomon Brothers Capital, ING Salomon Brothers Investors Value, ING JPMorgan International and ING Van Kampen Comstock may enter are interest rate, currency and index swaps. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as hedges and not as speculative investments. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE AGREEMENTS

Each Portfolio pays the Investment Adviser an annual fee expressed as a percentage of its average daily net assets. As certain of the Portfolios' net assets exceed predetermined thresholds, lower advisory fees apply. Below are the Portfolios' investment advisory fee ranges and the effective rates as of December 31, 2002:

                                                         FEE RANGE                  EFFECTIVE RATE
                                                         ---------                  --------------
ING Alger Aggressive Growth               .85%                                           .85%
ING Alger Growth                          .80%                                           .80%
ING American Century Small Cap Value      1.00%                                         1.00%
ING Baron Small Cap Growth                .85%                                           .85%
ING DSI Enhanced Index                    .60%                                           .60%
ING Goldman Sachs-Registered Trademark-   .85%
  Capital Growth                                                                         .85%
ING JPMorgan Fleming International        .80%                                           .80%
ING JPMorgan Mid Cap Value                .75%                                           .75%
ING MFS Capital Opportunities             .65%                                           .65%
ING MFS Global Growth                     .60%                                           .60%
ING MFS Research                          .70% on the first $500 million in assets
                                          .65% on assets over $500 million               .70%
ING OpCap Balanced Value                  .80%                                           .80%
ING PIMCO Total Return                    .50%                                           .50%
ING Salomon Brothers Aggressive Growth    .70% on the first $500 million in assets
                                          .65% on assets over $500 million               .69%
ING Salomon Brothers Capital              .90%                                           .90%
ING Salomon Brothers Investors Value      .80%                                           .80%
ING T. Rowe Price Growth Equity           .60%                                           .60%
ING UBS Tactical Asset Allocation         .90%                                           .90%
ING Van Kampen Comstock                   .60%                                           .60%

Under the terms of separate Subadvisory Agreements between the Investment Adviser and each subadviser, each subadviser is responsible for the investment and reinvestment of cash and securities for each Portfolio in exchange for fees payable by the Investment Adviser, which are expressed as a percentage of the average daily net assets of each Portfolio. For the year ended December 31, 2002, the Investment Adviser paid Alger $552,553 for ING Alger Growth and ING Aggressive Growth, paid American Century $31,700 for ING American Century Small Cap Value, paid BAMCO $27,463 for ING Baron Small Cap Growth, paid DSI $132,024 for ING DSI Enhanced Index, paid Goldman Sachs-Registered Trademark- $436,572 for ING Goldman Sachs-Registered Trademark- Capital Growth, paid Scudder and Deutsche $404,687 and 998,355, for ING JPMorgan Fleming International (formerly the ING Scudder International Growth Portfolio), paid Fleming $87,311 for ING JPMorgan Mid Cap Value and ING JPMorgan Fleming International, paid MFS $3,246,123 for ING MFS Capital Opportunities, ING MFS Global Growth, ING MFS Research and ING Salomon Brothers Aggressive Growth (formerly the ING MFS Emerging Equities Portfolio), paid OpCap $494,144 for ING OpCap Balanced Value, paid PIMCO $40,650 for PIMCO Total Return, paid Salomon Brothers $480,497 for ING Salomon Brothers Aggressive Growth,

ING PARTNERS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE AGREEMENTS (CONTINUED)
ING Salomon Brothers Capital, and ING Salomon Brothers Investors Value, paid
T. Rowe $1,930,736 for ING T. Rowe Price Growth Equity paid UBS $80,077 for ING UBS Tactical Asset Allocation, and paid Van Kampen $31,737 for ING Van Kampen Comstock.

Under an Administrative Services Agreement between the Fund and ING, ING provides all administrative services necessary for the Fund's operations and is responsible for the supervision of the Fund's other service providers. ING also assumes all ordinary recurring direct costs of the Fund, such as custodian fees, director's fees, transfer agency fees and accounting fees. As compensation for these services, ING receives a monthly fee from each Portfolio at an annual rate based on the average daily net assets of each Portfolio as follows:

PORTFOLIO                                           RATE
---------                                           ----
ING Alger Aggressive Growth                         0.20%
ING Alger Growth                                    0.20%
ING American Century Small Cap Value                0.40%
ING Baron Small Cap Growth                          0.40%
ING DSI Enhanced Index                              0.20%
ING Goldman Sachs-Registered Trademark- Capital
  Growth                                            0.20%
ING JPMorgan Fleming International                  0.20%
ING JPMorgan Mid Cap Value                          0.35%
ING MFS Capital Opportunities                       0.25%
ING MFS Global Growth                               0.60%
ING MFS Research                                    0.15%
ING OpCap Balanced Value                            0.20%
ING PIMCO Total Return                              0.35%
ING Salomon Aggressive Growth                       0.13%
ING Salomon Brothers Capital                        0.20%
ING Salomon Brothers Investors Value                0.20%
ING T. Rowe Price Growth                            0.15%
ING UBS Tactical Asset Allocation                   0.20%
ING Van Kampen Comstock                             0.35%

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 ("the Plan") for the Adviser Class shares of each Portfolio. The Plan provides for a distribution fee, payable to ING Financial Advisers, LLC ("IFA") as the Fund's Distributor. IFA may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement as described under the Plan. Under the Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Adviser Class shares.

Service and Adviser Classes of shares are further subject to a shareholder servicing fee payable to Shareholder Organizations pursuant to the Shareholder Servicing Plan adopted for Service and Adviser Classes which shall not initially exceed .25% (on an annual basis) of the average daily net asset value of the Service and Adviser Classes respectively.

--------------------------------------------------------------------------------

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2002 were:

                                          COST OF PURCHASES  PROCEEDS FROM SALES
                                          -----------------  -------------------
ING Alger Aggressive Growth                 $313,359,743       $  282,232,888
ING Alger Growth                             146,758,558          119,265,967
ING American Century Small Cap Value          12,706,147            4,112,721
ING Baron Small Cap Growth                    11,191,296              778,829
ING DSI Enhanced Index                        27,397,392           26,199,552
ING Goldman Sachs-Registered Trademark-
  Capital Growth                              36,380,265           30,511,558
ING JPMorgan Fleming International           547,084,640          578,832,244
ING JPMorgan Mid Cap Value                     8,948,291            1,697,208
ING MFS Capital Opportunities                402,197,463          420,987,791
ING MFS Global Growth                         17,608,758            7,240,952
ING MFS Research                             317,692,202          355,330,642
ING OpCap Balanced Value*                    184,782,260          166,246,755
ING PIMCO Total Return*                      176,408,203          135,290,577
ING Salomon Aggressive Growth                999,332,977        1,101,870,173
ING Salomon Brothers Capital                  47,679,046           41,624,187
ING Salomon Brothers Investors Value          36,598,010           23,282,133
ING T. Rowe Price Growth                     241,935,391          242,568,870
ING UBS Tactical Asset Allocation              8,051,291            2,388,468
ING Van Kampen Comstock                       24,995,657            5,121,771

*Cost of Purchases for ING OpCap Balanced Value and ING PIMCO Total Return include U.S. Government purchases of $18,716,902 and $122,394,284 respectively. Cost of Sales for ING OpCap Balanced Value and ING PIMCO Total Return include U.S. Government sales of $26,098,594 and $109,174,809 respectively.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

At December 31, 2002, ING JPMorgan Fleming International, ING MFS Global Growth, ING MFS Research and ING PIMCO Total Return had open forward foreign currency exchange contracts that obligate each Portfolio to deliver or receive currencies at specified future dates. The unrealized gain (loss) on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

ING JPMORGAN FLEMING INTERNATIONAL

                                  FOREIGN CURRENCY     U.S. DOLLAR       U.S. DOLLAR VALUE     GROSS UNREALIZED
CURRENCY AND EXCHANGE DATE      UNITS PURCHASED/SOLD       COST        AT DECEMBER 31, 2002          LOSS
--------------------------      --------------------       ----        --------------------          ----
SALE CONTRACTS
Euro Dollar, 1/3/03                  $    4,997         $    5,228          $    5,246             $    (18)

ING MFS GLOBAL GROWTH

                                  FOREIGN CURRENCY     U.S. DOLLAR      U.S. DOLLAR VALUE     GROSS UNREALIZED
CURRENCY AND EXCHANGE DATE      UNITS PURCHASED/SOLD  PROCEEDS/COST   AT DECEMBER 31, 2002      GAIN (LOSS)
--------------------------      --------------------  -------------   --------------------      -----------
PURCHASE CONTRACTS
Danish Krone, 1/2/03                 $   59,223        $    8,396          $    8,374             $    (22)
Thai Baht, 1/3/03                         7,912               184                 184                    0
SALE CONTRACTS
Philippine Peso, 1/6/03                 158,749             2,981               2,974                    7
                                                                                                  --------
                                                                                                       (15)
                                                                                                  ========

ING PARTNERS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (CONTINUED)
ING MFS RESEARCH

                                  FOREIGN CURRENCY     U.S. DOLLAR      U.S. DOLLAR VALUE     GROSS UNREALIZED
CURRENCY AND EXCHANGE DATE      UNITS PURCHASED/SOLD  PROCEEDS/COST   AT DECEMBER 31, 2002          GAIN
--------------------------      --------------------  -------------   --------------------          ----
PURCHASE CONTRACTS
British Pound, 1/2/03                $   78,719        $  126,335          $  126,847             $    512

ING PIMCO TOTAL RETURN

                                  FOREIGN CURRENCY     U.S. DOLLAR      U.S. DOLLAR VALUE     GROSS UNREALIZED
CURRENCY AND EXCHANGE DATE      UNITS PURCHASED/SOLD  PROCEEDS/COST   AT DECEMBER 31, 2002      GAIN (LOSS)
--------------------------      --------------------  -------------   --------------------      -----------
PURCHASE CONTRACTS
Euro Dollar, 2/10/03                 $  320,000        $  323,047          $  335,394             $ 12,347
SALE CONTRACTS
Euro Dollar, 2/10/03                  1,737,000         1,736,566           1,820,563              (83,997)
                                                                                                  --------
                                                                                                   (71,650)
                                                                                                  ========

6. AUTHORIZED CAPITAL SHARES

The Fund is authorized to issue a total of 8.0 billion shares of common stock with a par value of $0.001 per share. The shares may be issued in series (i.e. portfolios) having separate assets and liabilities and separate investment objectives and policies. Upon liquidation of a Portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders. At December 31, 2002 all shares of the Portfolios were owned by 1) separate accounts of ING and its insurance company affiliates for the benefit of variable contract policyholders 2) ING National Trust as trustee or custodian of qualified pension and retirement plans that invest in the Portfolios directly and 3) ING in connection with seed capital contributions made to the Portfolios.

7. SECURITY LENDING

Each Portfolio may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described in the prospectus. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Portfolio that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. A Portfolio will not have the right to vote any securities having voting rights during the existence of the loan, but a Portfolio may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. Any cash collateral received by the Portfolios would be invested in high quality, short-term money market instruments. The Portfolios currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Portfolio represent not more than one-third of the value of its total assets.

--------------------------------------------------------------------------------

8. CERTAIN RECLASSIFICATIONS

In accordance with accounting principles generally accepted in the United States of America, the following reclassifications were made in order to present the Portfolios' capital accounts on a tax basis. These reclassifications have no impact on the net asset value of the Portfolios.

                                                                                   ACCUMULATED
                                                           UNDISTRIBUTED NET      NET REALIZED
                                       PAID-IN CAPITAL     INVESTMENT INCOME       GAIN (LOSS)
                                     INCREASE (DECREASE)  INCREASE (DECREASE)  INCREASE (DECREASE)
                                     -------------------  -------------------  -------------------
ING Alger Aggressive Growth                 (1,009,115)          1,048,331               (39,216)
ING Alger Growth                              (321,976)            321,976                    --
ING Baron Small Cap Growth                     (56,823)             56,823                    --
ING DSI Enhanced Index                              33                (225)                  192
ING Goldman Sachs-Registered
  Trademark- Capital Growth                    (80,920)             80,920                    --
ING JPMorgan Fleming International                  --           1,830,240            (1,830,240)
ING MFS Capital Opportunities                       --             (67,161)               67,161
ING MFS Global Growth                          (10,233)            (13,086)               23,319
ING MFS Research                                    --             (49,445)               49,445
ING OpCap Balanced Value                      (258,133)            258,129                     4
ING PIMCO Total Return                              --             139,635              (139,635)
ING Salomon Aggressive Growth               (1,922,714)          1,879,344                43,370
ING Salomon Brothers Capital                  (134,733)            134,719                    14
ING T. Rowe Price Growth                             1            (146,304)              146,303
ING UBS Tactical Asset Allocation                   24                (122)                   98

9. TAX INFORMATION

The following Funds had tax basis capital loss carryforwards at December 31, 2002.

                                     EXPIRING IN 2009  EXPIRING IN 2010      TOTAL
                                     ----------------  ----------------      -----
ING Alger Aggressive Growth            $         --      $ 25,711,271    $ 25,711,271
ING Alger Growth                                 --        17,372,720      17,372,720
ING American Century Small Cap
  Value                                          --           265,961         265,961
ING Baron Small Cap Growth                       --           400,724         400,724
ING DSI Enhanced Index                           --         3,179,202       3,179,202
ING Goldman Sachs-Registered
  Trademark- Capital Growth                      --        11,118,325      11,118,325
ING JPMorgan Fleming International      106,928,631        70,850,329     177,778,960
ING JPMorgan Mid Cap Value                       --           157,062         157,062
ING MFS Capital Opportunities           128,961,988       113,418,757     242,380,745
ING MFS Global Growth                            --           783,768         783,768
ING MFS Research                         70,036,262        71,767,300     141,803,562
ING OpCap Balanced Value                         --        32,768,714      32,768,714
ING Salomon Aggressive Growth            57,808,443       262,244,765     320,053,208
ING Salomon Brothers Capital                     --         2,181,655       2,181,655
ING Salomon Brothers Investors
  Value                                          --         3,951,567       3,951,567
ING T. Rowe Price Growth                 46,182,852        40,790,567      86,973,419
ING UBS Tactical Asset Allocation                --           273,160         273,160
ING Van Kampen Comstock                          --           352,780         352,780

Net capital loss carryforwards may be applied against any net realized taxable gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

ING PARTNERS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 (CONTINUED)
--------------------------------------------------------------------------------

9. TAX INFORMATION (CONTINUED)
The tax character of distributions paid during 2002 and 2001 was as follows:

                                             2002         2001
                                             ----         ----
ING AMERICAN CENTURY SMALL CAP VALUE
Distributions paid from:
  Ordinary Income                         $    3,152  $         --
                                          ----------  ------------
Total Distributions                       $    3,152  $         --
ING DSI ENHANCED INDEX
Distributions paid from:
  Ordinary Income                         $   11,888  $         --
  Long-Term Capital Gain                         153            --
                                          ----------  ------------
Total Distributions                       $   12,041  $         --
ING GOLDMAN SACHS-REGISTERED TRADEMARK-
  CAPITAL GROWTH
Distributions paid from:
  Ordinary Income                         $    4,397  $         --
                                          ----------  ------------
Total Distributions                       $    4,397  $         --
ING JPMORGAN FLEMING INTERNATIONAL
Distributions paid from:
  Ordinary Income                         $1,928,360  $  4,946,778
  Long-Term Capital Gain                          --   106,175,606
                                          ----------  ------------
Total Distributions                       $1,928,360  $111,122,384
ING JPMORGAN MID CAP VALUE
Distributions paid from:
  Ordinary Income                         $   14,408  $         --
                                          ----------  ------------
Total Distributions                       $   14,408  $         --
ING MFS CAPITAL OPPORTUNITIES
Distributions paid from:
  Ordinary Income                         $       --  $ 42,020,234
  Long-Term Capital Gain                          --    32,670,779
                                          ----------  ------------
Total Distributions                       $       --  $ 74,691,013
ING MFS RESEARCH
Distributions paid from:
  Ordinary Income                         $  630,032  $  5,128,509
  Long-Term Capital Gain                          --    87,806,910
                                          ----------  ------------
Total Distributions                       $  630,032  $ 92,935,419
ING OPCAP BALANCED VALUE
Distributions paid from:
  Ordinary Income                         $1,519,412  $         --
  Long-Term Capital Gain                      13,773            --
                                          ----------  ------------
Total Distributions                       $1,533,185  $         --
ING PIMCO TOTAL RETURN
Distributions paid from:
  Ordinary Income                         $  920,844  $         --
                                          ----------  ------------
Total Distributions                       $  920,844  $         --

--------------------------------------------------------------------------------

                                             2002         2001
                                             ----         ----
ING SALOMON AGGRESSIVE GROWTH
Distributions paid from:
  Long-Term Capital Gain                  $       --  $ 60,036,959
                                          ----------  ------------
Total Distributions                       $       --  $ 60,036,959
ING SALOMON BROTHERS CAPITAL
Distributions paid from:
  Ordinary Income                         $  133,533  $         --
  Long-Term Capital Gain                     164,691            --
                                          ----------  ------------
Total Distributions                       $  298,224  $         --
ING SALOMON BROTHERS INVESTORS VALUE
Distributions paid from:
  Ordinary Income                         $   71,143  $         --
  Short-Term Capital Gain                         --            --
                                          ----------  ------------
Total Distributions                       $   71,143  $         --
ING T. ROWE PRICE GROWTH
Distributions paid from:
  Ordinary Income                         $  991,035  $ 30,262,980
  Long-Term Capital Gain                          --    69,459,766
                                          ----------  ------------
Total Distributions                       $  991,035  $ 99,719,746
ING UBS TACTICAL ASSET ALLOCATION
Distributions paid from:
  Ordinary Income                         $   27,761  $         --
  Long-Term Capital Gain                         154            --
                                          ----------  ------------
Total Distributions                       $   27,915  $         --
ING VAN KAMPEN COMSTOCK
Distributions paid from:
  Ordinary Income                         $   96,853  $         --
                                          ----------  ------------
Total Distributions                       $   96,853  $         --

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                        ACCUMULATED     UNREALIZED
                                      UNDISTRIBUTED      LONG-TERM     APPRECIATION/
                                     ORDINARY INCOME    GAIN/(LOSS)    DEPRECIATION
                                     ---------------    -----------    ------------
ING Alger Aggressive Growth            $       --      $ (25,711,271)  $ (4,511,083)
ING Alger Growth                               --        (17,372,720)    (2,790,637)
ING American Century Small Cap
  Value                                     1,073           (318,847)      (806,207)
ING Baron Small Cap Growth                     --           (530,086)      (173,581)
ING DSI Enhanced Index                    251,947         (3,179,202)    (9,138,925)
ING Goldman Sachs-Registered
  Trademark- Capital Growth                    --        (11,118,325)   (25,613,382)
ING JPMorgan Fleming International      3,135,243       (177,778,960)    (9,647,619)
ING JPMorgan Mid Cap Value                     40           (183,651)      (182,660)
ING MFS Capital Opportunities             450,258       (242,380,745)   (15,558,232)
ING MFS Global Growth                      (9,095)          (942,931)      (668,521)
ING MFS Research                        1,496,964       (141,803,562)   (27,811,326)
ING OpCap Balanced Value                2,691,551        (32,768,714)    (8,825,198)
ING PIMCO Total Return                     34,945                 --        475,210
ING Salomon Aggressive Growth                  --       (320,053,208)   (21,953,518)
ING Salomon Brothers Capital              734,702         (2,181,655)    (9,567,948)
ING Salomon Brothers Investors
  Value                                   367,177         (3,951,567)    (7,818,956)
ING T. Rowe Price Growth                  911,739        (86,973,419)   (59,111,976)
ING UBS Tactical Asset Allocation          45,986           (273,160)    (4,129,660)
ING Van Kampen Comstock                     1,633           (357,055)      (930,681)

                          Independent Auditors' Report

The Board of Directors and Shareholders
ING Partners, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of ING Alger Aggressive Growth Portfolio (formerly PPI Alger Aggressive Growth Portfolio), ING Alger Growth Portfolio (formerly PPI Alger Growth Portfolio), ING American Century Small Cap Value Portfolio, ING Baron Small Cap Growth Portfolio, ING DSI Enhanced Index Portfolio (formerly PPI DSI Enhanced Index Portfolio), ING Goldman Sachs-Registered Trademark- Capital Growth Portfolio (formerly PPI Goldman Sachs-Registered Trademark- Capital Growth Portfolio), ING JPMorgan Fleming International Portfolio (formerly PPI Scudder International Growth Portfolio), ING JPMorgan Mid Cap Value Portfolio, ING MFS Capital Opportunities Portfolio (formerly PPI MFS Capital Opportunities Portfolio), ING MFS Global Growth Portfolio, ING MFS Research Portfolio (formerly PPI MFS Research Growth Portfolio), ING OpCap Balanced Value Portfolio (formerly PPI OpCap Balanced Value Portfolio), ING PIMCO Total Return Portfolio, ING Salomon Brothers Aggressive Growth Portfolio (formerly PPI MFS Emerging Equities Portfolio), ING Salomon Brothers Capital Portfolio (formerly PPI Salomon Brothers Capital Portfolio), ING Salomon Brothers Investors Value Portfolio (formerly PPI Salomon Brothers Investors Value Portfolio), ING
T. Rowe Price Growth Equity Portfolio (formerly PPI T. Rowe Price Growth Equity Portfolio), ING UBS Tactical Asset Allocation Portfolio (formerly PPI Brinson Tactical Asset Allocation Portfolio), and ING Van Kampen Comstock Portfolio series of ING Partners, Inc. (formerly Portfolio Partners, Inc.) (collectively, "the Portfolios"), as of December 31, 2002, and the related statements of operations for the year or period then ended and the statements of changes in net assets for each of the years or periods in the two-year period then ended, the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios described above as of December 31, 2002 and the results of their operations, changes in their net assets, and their financial highlights for each of the years or periods described above, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP

Boston, Massachusetts
February 7, 2003

--------------------------------------------------------------------------------

DIRECTORS TABLE (UNAUDITED)

DIRECTORS & PRINCIPAL OFFICERS:

                             TERM OF OFFICE(1)    POSITION(S)                             NUMBER OF       OTHER
                               AND LENGTH OF       HELD WITH    PRINCIPAL OCCUPATION(S)   PORTFOLIOS  DIRECTORSHIPS
NAME, ADDRESS AND AGE           TIME SERVED          FUND       DURING PAST FIVE YEARS     OVERSEEN       HELD
---------------------           -----------          ----       ----------------------     --------       ----

INTERESTED DIRECTOR:

Laurie M. Tillinghast*     Indefinite; Since      Director     Vice President, ING Life         21        None
151 Farmington Avenue      11/26/1997             and          Insurance and Annuity
Hartford,                                         President    Company, 1998 to present;
Connecticut                                                    Vice President, Aetna
Age: 50                                                        Retirement Services, Fund
                                                               Strategy and Management,
                                                               1995 to 1998.

DISINTERESTED DIRECTORS:

John V. Boyer              Indefinite; Since      Director     Executive Director, The          21        None
63 Penn Drive              11/26/1997                          Mark Twain House Museum,
West Hartford,                                                 1989 to present.
Connecticut
Age: 49

Richard A. Johnson         Indefinite; Since      Director     Retired for more than            21        None
24 Sulgrave Road           11/26/1997                          five years.
West Hartford,
Connecticut
Age: 67

Patrick Kenny**            Indefinite; Since      Director     Senior Vice President,           21        None
33 Fulton Place            03/05/2002                          SS&C Technologies,
West Hartford,                                                 November 1995 to May
Connecticut                                                    1998; Executive Vice
Age: 60                                                        President, Frontier
                                                               Insurance Group, Inc.,
                                                               September 1998 to March
                                                               2001; President and Chief
                                                               Executive Officer,
                                                               International Insurance
                                                               Society, June 2001 to
                                                               present.

OFFICERS:

Michael J. Roland          Indefinite; Since      Chief        Executive Vice President,
7337 E. Doubletree         11/06/2002             Financial    Treasurer and Chief
Ranch Road                                        Officer and  Financial Officer of ING
Scottsdale,                                       Treasurer    Capital Corporation and
Arizona                                                        its subsidiaries, June
Age: 43                                                        1998 to present; Chief
                                                               Financial Officer,
                                                               Endeavor Group and
                                                               Endeavor Investment
                                                               Advisors, April 1997 to
                                                               June 1998.

--------------------------------------------------------------------------------

                             TERM OF OFFICE(1)    POSITION(S)                             NUMBER OF       OTHER
                               AND LENGTH OF       HELD WITH    PRINCIPAL OCCUPATION(S)   PORTFOLIOS  DIRECTORSHIPS
NAME, ADDRESS AND AGE           TIME SERVED          FUND       DURING PAST FIVE YEARS     OVERSEEN       HELD
---------------------           -----------          ----       ----------------------     --------       ----

Todd Modic                 Indefinite; Since      Assistant    Assistant Vice President
7337 E. Doubletree         02/05/03               Treasurer    and Director of Financial
Ranch Road                                                     Reporting of ING
Scottsdale,                                                    Investments, LLC, March
Arizona                                                        2001 to present; Director
Age: 34                                                        of Financial Reporting,
                                                               Axient
                                                               Communications, Inc., May
                                                               2000 to January 2001;
                                                               Director of Finance,
                                                               Rural/Metro Corporation,
                                                               March 1995 to May 2000.

Jeffrey J. Gaboury         Indefinite; Since      Assistant    Director, Reporting and
200 Clarendon Street       05/12/1999             Treasurer    Compliance, Investors
Boston,                                                        Bank & Trust Company,
Massachusetts                                                  1996 to present.
Age: 34

Susan C. Mosher            Indefinite; Since      Secretary    Senior Director, Legal
200 Clarendon Street       11/26/1997                          Administration, Investors
Boston,                                                        Bank & Trust Company,
Massachusetts                                                  1995 to present.
Age: 48

Jacqueline Salamon         Indefinite; Since      Assistant    Compliance Officer, ING
151 Farmington Avenue      08/09/2002             Secretary    Life Insurance and
Hartford,                                                      Annuity Company, 1996
Connecticut                                                    topresent and ING
Age: 40                                                        Partners, Inc., 1999 to
                                                               present.

John M. DelPrete           Indefinite; Since      Assistant    Senior Associate Counsel,
200 Clarendon Street       08/09/2002             Secretary    Legal Administration,
Boston,                                                        Investors Bank &Trust
Massachusetts                                                  Company, 1997 to present.
Age: 34

* Ms. Tillinghast, a Director of the Fund, may be considered to have an indirect interest in the operation of the 12b-1 Plan by virtue of her position as an officer of ING, the parent company of the Distributor.

** Ewald Kist, Chairman of the Executive Board for ING Groep, N.V., ING Life Insurance and Annuity Company's ultimate parent company (through six tiers of subsidiary entities), sits on the board of directors for the International Insurance Society.

(1) Each Director holds office for an indefinite term until the earliest of the election and qualification of his or her successor or the date the Director resigns or dies. The officers of the Fund are elected by the Board of Directors and, subject to the earlier termination of office, each officer holds office for the term of one year and until his or her successor is elected and qualified.

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